UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – December 31, 2010

Item 1: Reports to Shareholders

Vanguard Variable Insurance Fund
Annual Report

December 31, 2010

Balanced Portfolio	Mid-Cap Index Portfolio
Capital Growth Portfolio	Money Market Portfolio
Diversified Value Portfolio	REIT Index Portfolio
Equity Income Portfolio	Short-Term Investment-Grade Portfolio
Equity Index Portfolio	Small Company Growth Portfolio
Growth Portfolio	Total Bond Market Index Portfolio
High Yield Bond Portfolio	Total Stock Market Index Portfolio
International Portfolio

> Global equities continued climbing during 2010, despite some obstacles. For the 12 months ended December 31, 2010, the broad U.S. stock market returned more than 17%.

> The broad U.S. bond market posted a very solid return of more than 6%. Lower-quality bonds again outperformed those with higher credit ratings.

> The Federal Reserve’s target for short-term interest rates has remained near 0% since December 2008, keeping a lid on money market and other short-term savings rates. In November, the Fed began a second round of U.S. Treasury bond purchases to stimulate the economy.

Contents

Market Perspective
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

U.S. stock and bond markets had another good, but volatile, year. Not surprisingly, returns were generally less exceptional than those of 2009—a year of rebound from the severe financial crisis and the recession. Once again, U.S. stocks may have shown that they are a leading economic indicator. Despite mostly tepid economic growth, persistently high unemployment, and concern about a possible double-dip recession, investors took the view that the glass was half-full.

This report starts with a brief overview of the financial markets during the past year and moves on to a discussion of your portfolio. As you review the performance for the year, remember one of the touchstones of successful investing: diversification, not just among stocks but also among bonds. Each portfolio in Vanguard Variable Insurance Fund can play a role within an investment program that includes a combination of stock, bond, and money market funds suitable for your own risk tolerance and long-term goals.

Please note that for peer comparisons, each portfolio now uses a Lipper Inc. peer group that is composed only of other variable insurance funds with similar investment objectives, rather than the much broader peer groups used previously. We believe the new peer groups will enable more appropriate “apples-to-apples” comparisons of performance.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 12, 2011

Stocks rallied as the forecast seemed to brighten
After a series of false starts, hesitations, and retreats, global stock markets finished the 12 months ended December 31, 2010, with powerful gains. As the prospect of a double-dip recession faded, the broad U.S. stock market clambered higher, shrugging off high unemployment and distress in Europe’s debt markets to return 17.70%. Small- and mid-capitalization stocks did even better.

Outside the United States, gains were more muted, in part because Europe’s sovereign debt challenges continued to reverberate through local stock markets. Emerging markets were the best performers. Asia’s developed markets performed weakly, though the strength of the yen, the Australian dollar, and other regional currencies bolstered returns for U.S.-based investors.

The fixed income market reprised a familiar theme
Although U.S. Treasury securities rallied through the summer, total return tables were dominated by riskier bonds for the full 12 months, a pattern we also saw in 2009. Low interest rates and a sense that the economic recovery was gathering momentum prompted investors to seek higher yields in both high-quality and below-investment-grade corporate bonds. The broad U.S. bond market returned 6.54%. Late in the year, yields bounced off summer lows, putting pressure on bond prices. The dynamic was especially pronounced among municipal bonds.

As it has since December 2008, the Fed held its target for short-term interest rates near 0%, keeping the returns available from money market instruments such as the 3-month Treasury bill in the same neighborhood.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2010
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.10%	–2.37%	2.59%
Russell 2000 Index (Small-caps)	26.86	2.22	4.47
Dow Jones U.S. Total Stock Market Index	17.70	–1.56	3.17
MSCI All Country World Index ex USA (International)	11.60	–4.58	5.29

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	6.54%	5.90%	5.80%
Barclays Capital Municipal Bond Index (Broad tax-exempt market)	2.38	4.08	4.09
Citigroup 3-Month Treasury Bill Index	0.13	0.69	2.29

CPI
Consumer Price Index	1.50%	1.43%	2.18%

Vanguard® Balanced Portfolio

Both stocks and bonds produced strong returns in the 12 months ended December 31. Although Vanguard Balanced Portfolio delivered a double-digit gain, it didn’t make the most of this propitious climate. Its return of 11.02% was behind that of its benchmark index and its peer-group average. The shortfall reflected weakness in the portfolio’s stock component, which accounts for about two-thirds of assets. At the end of December, the portfolio’s 30-day SEC yield stood at 2.07%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Solid returns, a few missteps
As the economic recovery gathered steam, the stocks of consumer discretionary, energy, industrial, and materials companies produced strong returns. These sectors are keenly attuned to the rhythms of the business cycle, because they either produce the economy’s basic building blocks or profit from consumers’ willingness to loosen their grip on their wallets as the outlook brightens.

Vanguard Balanced Portfolio’s stock component benefited from these dynamics, but not as much as it could have. In the energy sector, for example, the portfolio’s 13% return was about 7 percentage points behind the return of energy stocks in the S&P 500 Index. The portfolio paid a price for its exposure early in the year to oil giant BP, which tumbled after the Gulf oil spill.

Among the bright spots was the performance of the portfolio’s bond component, which accounts for about one-third of assets. These holdings, which consist largely of longer-term investment-grade corporate bonds, delivered strong returns as investors stepped out of government bonds to search for yield among riskier, longer-maturity securities. The portfolio also distinguished itself with its selection of corporate bonds, outperforming its fixed income benchmark.

Long-term record validates simple, disciplined approach
Financial markets have been unusually turbulent over the past decade. This environment has underscored the virtues of Vanguard Balanced Portfolio’s simple and disciplined investment strategy: allocation between asset classes, diversification within them, and the discipline to regularly rebalance to the portfolio’s target asset allocation.

For the 10 years ended December 31, the portfolio’s use of these time-tested strategies produced an average annual return of 6.26%, about 3 percentage points better than the returns of its comparative standards. It would be unrealistic to expect such margins of outperformance to persist, but we remain confident that the portfolio’s balanced and diversified approach to the financial markets can help put investors in a position to meet their long-term goals.

Total Returns
		Ten Years Ended
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard Balanced Portfolio	11.02%	6.26%
Composite Stock/Bond Index[1]	12.97	3.39
Variable Insurance Mixed-Asset Target Growth Funds Average[2]	13.42	3.24

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.31%	0.51%

1 Weighted 65% S&P 500 Index and 35% Lehman U.S. Credit AA or Better Bond Index through March 31, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the Balanced Portfolio’s expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned 11.02% for the year ended December 31, 2010. Our absolute performance for the period trailed the 12.97% return for the Composite Stock/Bond Index, which is weighted 65% in large-cap stocks and 35% in high-quality corporate bonds, and also lagged the 13.42% average return of variable insurance mixed-asset target growth funds.

The investment environment
Stocks gained 15.06% during the 12 months ended December 31, 2010, as measured by the S&P 500 Index. Despite Europe’s debt troubles, which weighed on the market to varying degrees over the period, U.S. equities reached two-year highs at the end of the year. Stocks benefited from the Federal Reserve’s additional $600 billion bond-buying program, strong gains by the Republican Party in the mid-term elections, and better-than-expected job growth. Treasury yields decreased during the period, most prominently those of intermediate-term bonds.

Our successes
Select holdings in the industrials sector added to results. Top absolute contributors during the period included Deere & Company, Comcast, AT&T, and Ford Motor Company. Deere & Company shares gained on continued strong sales growth globally and as agriculture and commodity prices rose significantly—a positive for future orders of Deere’s farm equipment. Deere also raised its dividend earlier in the year in an effort to enhance shareholder value. Comcast shares gained, despite continued subscriber losses, on strong revenue growth. AT&T shares rallied as investors flocked to high-yielding equities. Signs of a successful move to tiered pricing for wireless data from previously unlimited offerings also improved the perception of future returns. Ford Motor shares bounced late in the period after the company announced the results of a debt conversion offer that reduced the company’s outstanding debt by $1.9 billion and strengthened its balance sheet.

The bond portion of the portfolio performed well over the period, driven primarily by security selection in corporate bonds. The corporate bond sector attracted the most attention from investors, as these issuers are perceived to be well-suited to weather the economic cycle, have ample access to capital and liquidity, and were able to generate consistent profits through the downturn. Our security selection within the sector helped returns, particularly in the consumer, transportation, and natural gas utilities areas.

Our shortfalls
Disappointing stock selection was primarily responsible for the portfolio’s overall equity performance for the year. Security selection in the energy, financials, and information technology sectors detracted from results. Absolute detractors for the period included Bank of America, Total, BP, and Medtronic. Bank of America shares tumbled sharply amid ongoing regulatory concerns regarding the bank’s acquisition of Merrill Lynch in 2009. The company reached a settlement agreement with the SEC later in the period. Our holdings in the larger financial institutions suffered primarily from the foreclosure challenges that have weighed on that sector of the market. We feel this is a short- to medium-term problem; we remain bullish on the largest banks in particular, as the market is likely to reward scale and scope over the longer term.

BP shares fell sharply following the Deepwater Horizon rig spill. The market appeared to be discounting an outcome that looked less dire as the well was

Selected Equity Portfolio Changes:
Year Ended December 31, 2010

Additions	Comments
News Corporation	We added a new position after the stock price was weakened by disappointing entries from the company’s film entertainment unit.
Qualcomm	We added a new position as market skepticism regarding
the company’s long-term growth prospects pushed the share
price lower.

Deletions	Comments
Walt Disney	We eliminated our position after strong execution by management amid difficult economic conditions led to better-than-expected operating results and increased revenue.
International Paper	We eliminated our equity position as the risk/reward tradeoff was no longer favorable.

2

Vanguard Balanced Portfolio

capped and worst-case scenarios faded. Shares of Total fell on weak refining margins and disappointing upstream exploration news, which has led to questions about long-term growth potential. A rotation into cheaper European integrated oil companies has also pressured shares. Medtronic saw a 35% drop in profit for its fiscal second quarter, causing the company’s share price to fall. Legal expenses tied to defective devices overwhelmed weaker gains in sales.

Also detracting from returns was an underweight position in the consumer discretionary sector and an overweight in health care. With the passing of health care reform, we anticipated the stock prices of our holdings in the sector would find a floor and begin to rebound, which did not happen.

Within fixed income, our U.S. Treasury positions, which we hold for potential liquidity needs, underperformed higher-risk assets during the period. The shift in the yield curve, with yields of intermediate bonds falling more than yields of short-and long-term bonds, also detracted slightly from returns.

The portfolio’s positioning
We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in companies where business fundamentals are poised to improve. As always, an above-average dividend is central to our stock-selection process. Our discipline is focused on identifying industries where the outlook for supply/demand balance will be favorable.

As fears of a double-dip recession abated, many of our cyclical stocks performed quite well. In contrast, financials and health care lagged the broader market and gave us an opportunity to add to positions in those sectors. As of the end of the period, the portfolio held overweight positions in the energy, financials, health care, and industrials sectors, and underweights in the technology and consumer sectors.

The bond portion of the portfolio is currently positioned to be market neutral on interest rates as ongoing accommodative monetary policies are somewhat offset by improving economic data. We remain largely invested in corporate bonds, although we are aware that the recovery is on wobbly legs and that, therefore, we should have some insurance in the form of Treasuries in the mix. We also hold some government agency mortgage-backed securities. For good value within the corporate bond sector we continue to like REIT bonds, cable companies, and utilities.

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

January 13, 2011

3

Vanguard Balanced Portfolio

Portfolio Profile
As of December 31, 2010

Total Portfolio Characteristics

Yield[1]	2.1%
Turnover Rate	38%
Expense Ratio[2]	0.31%
Short-Term Reserves	4.5%

Total Portfolio Volatility Measures[3]
	Portfolio Versus	Portfolio Versus
	Composite Index[4]	Broad Index[5]
R-Squared	0.98	0.93
Beta	0.96	0.64

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[6]	Index[5]
Number of Stocks	104	500	3,893
Median Market Cap	$65.8B	$47.3B	$29.6B
Price/Earnings Ratio	13.5x	17.1x	18.3x
Price/Book Ratio	1.9x	2.2x	2.2x
Dividend Yield	2.1%	1.9%	1.7%
Return on Equity	20.8%	20.2%	18.8%
Earnings Growth Rate	3.6%	6.3%	6.2%
Foreign Holdings	16.6%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[7]	Index[8]
Number of Bonds	434	2,422	8,216
Yield to Maturity	3.4%[9]	3.5%	3.0%
Average Coupon	4.8%	5.1%	4.2%
Average Effective
Maturity	8.8 years	9.5 years	7.1 years
Average Duration	5.6 years	6.1 years	5.0 years

Ten Largest Stocks[10] (% of equity portfolio)

AT&T Inc.	Integrated
	Telecommunication
	Services	3.6%
Exxon Mobil Corp.	Integrated
	Oil & Gas	3.5
Chevron Corp.	Integrated
	Oil & Gas	3.0
International Business	IT Consulting &
Machines Corp.	Other Services	2.9
Wells Fargo & Co.	Diversified Banks	2.8
Pfizer Inc.	Pharmaceuticals	2.3
JPMorgan Chase & Co.	Diversified
	Financial Services	2.3
Merck & Co. Inc.	Pharmaceuticals	2.0
Eli Lilly & Co.	Pharmaceuticals	1.7
MetLife Inc.	Life & Health
	Insurance	1.6
Top Ten		25.7%
Top Ten as % of Total Net Assets		17.5%

Sector Diversification (% of equity exposure)
	Comparative Broad
	Portfolio	Index[6]	Index[5]
Consumer
Discretionary	8.7%	10.6%	11.9%
Consumer Staples	7.7	10.6	9.5
Energy	13.7	12.0	10.6
Financials	17.7	16.1	16.6
Health Care	14.4	10.9	10.7
Industrials	11.8	11.0	11.4
Information
Technology	13.9	18.7	18.9
Materials	4.4	3.7	4.5
Telecommunication
Services	3.6	3.1	2.7
Utilities	4.1	3.3	3.2

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 The expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the Balanced Portfolio’s expense ratio was 0.30%.
3 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
4 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.
5 Dow Jones U.S. Total Stock Market Index.
6 S&P 500 Index.
7 Barclays Capital U.S. Credit A or Better Bond Index.
8 Barclays Capital U.S. Aggregate Bond Index.
9 Before expenses.
10 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Balanced Portfolio

Distribution by Credit Quality
(% of fixed income portfolio)

Aaa	15.5%
Aa	20.5
A	42.6
Baa	12.1
Ba	0.7
Not Rated	8.6

Sector Diversification[1]
(% of fixed income portfolio)

Asset-Backed	0.4%
Finance	35.9
Foreign	4.1
Government Mortgage-Backed	8.2
Industrial	30.8
Treasury/Agency	6.3
Utilities	9.5
Other	4.8

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays Capital using ratings derived from Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

5

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2000–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2010			of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	11.02%	5.65%	6.26%	$18,356
Dow Jones U.S. Total Stock Market Index	17.70	3.17	2.64	12,981
S&P 500 Index	15.06	2.29	1.41	11,507
Composite Stock/Bond Index[1]	12.97	3.74	3.39	13,956
Variable Insurance Mixed-Asset Target
Growth Funds Average[2]	13.42	3.14	3.24	13,752

Fiscal-Year Total Returns (%): December 31, 2000–December 31, 2010

1 Weighted 65% S&P 500 Index and 35% Lehman U.S. Credit AA or Better Bond Index through March 31, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

6

Vanguard Balanced Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (68.0%)
Consumer Discretionary (5.9%)
Comcast Corp. Class A	639,375	14,047
Staples Inc.	537,400	12,237
News Corp. Class A	717,100	10,441
Johnson Controls Inc.	202,000	7,716
Time Warner Inc.	226,266	7,279
* Ford Motor Co.	411,750	6,913
Honda Motor Co. Ltd. ADR	147,100	5,811
Target Corp.	93,500	5,622
Home Depot Inc.	149,200	5,231
* Daimler AG	59,163	4,019
Lowe’s Cos. Inc.	128,800	3,230
		82,546
Consumer Staples (5.2%)
PepsiCo Inc.	198,300	12,955
Philip Morris
International Inc.	211,900	12,403
Procter & Gamble Co.	167,567	10,780
Wal-Mart Stores Inc.	166,200	8,963
CVS Caremark Corp.	197,000	6,850
Nestle SA ADR	112,950	6,644
Unilever NV	210,100	6,597
Coca-Cola Co.	92,100	6,057
Colgate-Palmolive Co.	24,100	1,937
		73,186
Energy (9.3%)
Exxon Mobil Corp.	455,925	33,337
Chevron Corp.	309,300	28,224
Anadarko Petroleum Corp.	196,700	14,981
Total SA ADR	175,112	9,365
Baker Hughes Inc.	162,500	9,290
BG Group plc	311,209	6,339
Marathon Oil Corp.	153,000	5,665
Encana Corp.	188,972	5,503
Cenovus Energy Inc.	154,172	5,125
ConocoPhillips	74,170	5,051
Occidental Petroleum Corp.	31,000	3,041
Schlumberger Ltd.	30,200	2,522
Petroleo Brasileiro SA ADR	51,500	1,949
		130,392
Financials (12.0%)
Wells Fargo & Co.	865,300	26,816
JPMorgan Chase & Co.	514,048	21,806
MetLife Inc.	341,000	15,154
Bank of America Corp.	917,100	12,234
ACE Ltd.	194,200	12,089
PNC Financial Services
Group Inc.	184,100	11,179
* UBS AG	577,071	9,504
US Bancorp	267,500	7,214
Chubb Corp.	115,000	6,859
Barclays plc	1,542,962	6,404
Goldman Sachs Group Inc.	35,200	5,919
BlackRock Inc.	28,400	5,412

			Market
			Value•
		Shares	($000)
	Hartford Financial Services
	Group Inc.	164,900	4,368
	Mitsubishi UFJ Financial
	Group Inc.	789,700	4,263
	HSBC Holdings plc ADR	79,100	4,037
	Marsh &
	McLennan Cos. Inc.	143,100	3,912
	Morgan Stanley	135,800	3,695
	Standard Chartered plc	135,253	3,667
	State Street Corp.	69,800	3,235
			167,767
Health Care (9.8%)
	Pfizer Inc.	1,251,823	21,919
	Merck & Co. Inc.	521,289	18,787
	Eli Lilly & Co.	453,400	15,887
	Johnson & Johnson	236,300	14,615
	Medtronic Inc.	331,300	12,288
	AstraZeneca plc ADR	238,000	10,993
	Bristol-Myers Squibb Co.	342,700	9,075
	Cardinal Health Inc.	234,500	8,984
	Teva Pharmaceutical
	Industries Ltd. ADR	156,200	8,143
	UnitedHealth Group Inc.	169,600	6,124
*	Gilead Sciences Inc.	125,400	4,545
*	Celgene Corp.	49,900	2,951
	Covidien plc	57,500	2,625
			136,936
Industrials (8.0%)
	General Electric Co.	746,900	13,661
	Deere & Co.	155,900	12,947
	Siemens AG	90,062	11,200
	United Parcel Service Inc.
	Class B	150,700	10,938
	Waste Management Inc.	249,500	9,199
	FedEx Corp.	97,900	9,106
	Northrop Grumman Corp.	129,500	8,389
	General Dynamics Corp.	101,100	7,174
	Canadian National
	Railway Co.	98,400	6,541
	Honeywell International Inc.	114,000	6,060
	Illinois Tool Works Inc.	110,100	5,879
	Schneider Electric SA	35,934	5,409
	Raytheon Co.	63,501	2,943
	Lockheed Martin Corp.	35,700	2,496
			111,942
Information Technology (9.5%)
	International Business
	Machines Corp.	186,100	27,312
	Microsoft Corp.	465,600	12,999
	Accenture plc Class A	241,500	11,710
	QUALCOMM Inc.	233,500	11,556
*	Cisco Systems Inc.	498,800	10,091
	Automatic Data
	Processing Inc.	185,200	8,571
	Hewlett-Packard Co.	188,500	7,936

		Market
		Value•
	Shares	($000)
Intel Corp.	360,800	7,588
Texas Instruments Inc.	229,300	7,452
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	561,086	7,036
* eBay Inc.	245,800	6,841
Corning Inc.	339,800	6,565
Oracle Corp.	199,600	6,247
		131,904
Materials (3.0%)
Rio Tinto plc	136,024	9,737
BASF SE	108,541	8,696
Air Products &
Chemicals Inc.	74,200	6,748
Dow Chemical Co.	179,700	6,135
Syngenta AG ADR	76,400	4,491
Vale SA Class B ADR	114,740	3,966
Kinross Gold Corp.	127,800	2,423
		42,196
Telecommunication Services (2.5%)
AT&T Inc.	1,177,622	34,599

Utilities (2.8%)
Dominion Resources Inc.	263,700	11,265
NextEra Energy Inc.	193,600	10,065
Exelon Corp.	241,700	10,064
PG&E Corp.	153,000	7,320
		38,714
Total Common Stocks
(Cost $728,011)		950,182

7

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (3.9%)
U.S. Government Securities (1.6%)
	United States Treasury
	Note/Bond	0.875%	4/30/11	5,200	5,211
	United States Treasury
	Note/Bond	3.500%	5/15/20	16,985	17,418
					22,629
Agency Bonds and Notes (0.2%)
1	General Electric Capital Corp.	2.000%	9/28/12	2,450	2,503
	Residual Funding Corp.
	Principal Strip	0.000%	7/15/20	1,000	702
					3,205
Conventional Mortgage-Backed Securities (2.1%)
[2,3]	Fannie Mae Pool	3.500%	1/1/26	10,000	10,069
[2,3]	Freddie Mac Gold Pool	4.000%	1/1/41	18,500	18,361
2	Ginnie Mae I Pool	7.000%	11/15/31–
			11/15/33	338	386
2	Ginnie Mae I Pool	8.000%	9/15/30	84	87
					28,903
Total U.S. Government and Agency Obligations (Cost $54,938)					54,737
Asset-Backed/Commercial Mortgage-Backed Securities (0.1%)
2	Ally Auto Receivables Trust	1.350%	12/15/15	315	308
[2,4]	Avis Budget Rental Car Funding
	AESOP LLC	2.090%	4/20/15	1,375	1,348
[2,4]	Marriott Vacation Club
	Owner Trust	5.362%	10/20/28	156	163
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $1,846)					1,819
Corporate Bonds (22.6%)
Finance (10.7%)
	Banking (7.5%)
	American Express Bank FSB	5.550%	10/17/12	1,500	1,603
	American Express Credit Corp.	5.875%	5/2/13	1,300	1,415
4	American Express Travel
	Related Services Co. Inc.	5.250%	11/21/11	1,000	1,031
4	ANZ National Int’l Ltd.	2.375%	12/21/12	435	441
4	ANZ National International Ltd.	6.200%	7/19/13	600	660
	BAC Capital Trust VI	5.625%	3/8/35	2,845	2,379
	Bank of America Corp.	5.750%	12/1/17	500	518
	Bank of America NA	5.300%	3/15/17	2,000	2,032
	Bank of New York
	Mellon Corp.	4.950%	11/1/12	1,000	1,074
	Bank of New York
	Mellon Corp.	4.950%	3/15/15	1,345	1,460
	Bank of Nova Scotia	3.400%	1/22/15	2,100	2,182
[2,4]	Barclays Bank plc	5.926%	12/15/49	1,000	881
	BB&T Corp.	4.900%	6/30/17	1,000	1,029
	Bear Stearns Cos. LLC	6.400%	10/2/17	235	268
	Bear Stearns Cos. LLC	7.250%	2/1/18	425	504
	BNY Mellon NA	4.750%	12/15/14	250	271
	Canadian Imperial Bank
	of Commerce	2.350%	12/11/15	1,400	1,370
	Capital One Bank USA NA	6.500%	6/13/13	650	710
	Citigroup Inc.	5.300%	10/17/12	1,500	1,591
	Citigroup Inc.	4.587%	12/15/15	570	594
	Citigroup Inc.	6.125%	11/21/17	2,320	2,557
	Citigroup Inc.	6.625%	6/15/32	2,000	2,007
	Citigroup Inc.	6.125%	8/25/36	1,000	959
	Citigroup Inc.	8.125%	7/15/39	180	229
4	Commonwealth Bank
	of Australia	3.750%	10/15/14	575	594
4	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	1,300	1,323
4	Credit Agricole SA	3.500%	4/13/15	1,255	1,260
	Credit Suisse	5.000%	5/15/13	2,250	2,421

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Credit Suisse AG	5.400%	1/14/20	1,050	1,072
	Credit Suisse USA Inc.	6.500%	1/15/12	1,000	1,057
	Deutsche Bank AG	5.375%	10/12/12	825	886
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	2,079
	Goldman Sachs Group Inc.	6.000%	5/1/14	1,500	1,648
	Goldman Sachs Group Inc.	5.350%	1/15/16	2,500	2,699
	Goldman Sachs Group Inc.	5.625%	1/15/17	1,000	1,054
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,442
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	1,974
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,398
4	HBOS plc	6.000%	11/1/33	2,395	1,787
4	HSBC Bank plc	3.500%	6/28/15	500	511
	HSBC Bank USA NA	4.625%	4/1/14	1,290	1,348
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,045
4	ING Bank NV	2.650%	1/14/13	1,000	1,012
4	ING Bank NV	2.000%	10/18/13	1,000	988
	JPMorgan Chase & Co.	4.650%	6/1/14	2,000	2,135
	JPMorgan Chase & Co.	5.125%	9/15/14	1,000	1,065
	JPMorgan Chase & Co.	3.700%	1/20/15	1,200	1,241
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,675
	JPMorgan Chase & Co.	6.300%	4/23/19	265	301
	JPMorgan Chase & Co.	4.950%	3/25/20	1,000	1,029
2	JPMorgan Chase & Co.	7.900%	12/29/49	983	1,055
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	2,000	2,055
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,250	1,366
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	1,000	950
	Morgan Stanley	6.750%	10/15/13	1,000	1,105
	Morgan Stanley	6.000%	5/13/14	1,000	1,080
	Morgan Stanley	6.000%	4/28/15	1,000	1,084
	Morgan Stanley	5.450%	1/9/17	1,000	1,042
	Morgan Stanley	6.250%	8/9/26	3,000	3,092
	National City Corp.	6.875%	5/15/19	1,000	1,131
4	Nordea Bank AB	3.700%	11/13/14	570	587
	Northern Trust Corp.	5.200%	11/9/12	1,025	1,104
	Northern Trust Corp.	3.450%	11/4/20	255	244
4	Oversea-Chinese
	Banking Corp. Ltd.	7.750%	9/6/11	600	622
	Paribas	6.950%	7/22/13	2,000	2,219
	PNC Bank NA	4.875%	9/21/17	1,500	1,543
2	PNC Financial Services
	Group Inc.	8.250%	5/31/49	1,300	1,378
	Royal Bank of Scotland
	Group plc	5.000%	10/1/14	300	292
	Royal Bank of
	Scotland Group plc	5.050%	1/8/15	2,440	2,349
4	Standard Chartered plc	3.850%	4/27/15	380	388
	State Street Corp.	5.375%	4/30/17	2,775	3,032
4	Svenska Handelsbanken AB	4.875%	6/10/14	1,400	1,496
	UBS AG	3.875%	1/15/15	1,000	1,029
	UBS AG	5.875%	7/15/16	1,500	1,609
	US Bancorp	2.875%	11/20/14	800	813
	US Bank NA	6.300%	2/4/14	1,000	1,112
	Wachovia Bank NA	6.600%	1/15/38	2,000	2,218
	Wachovia Corp.	5.250%	8/1/14	1,160	1,235
	Wachovia Corp.	7.500%	4/15/35	1,000	1,135
	Wells Fargo & Co.	5.125%	9/1/12	1,000	1,059
	Wells Fargo & Co.	5.250%	10/23/12	1,000	1,073
	Wells Fargo & Co.	3.625%	4/15/15	925	961
	Wells Fargo & Co.	5.625%	12/11/17	820	913

	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	321
	Charles Schwab Corp.	4.950%	6/1/14	380	412

	Finance Companies (0.6%)
	General Electric Capital Corp.	5.875%	2/15/12	2,000	2,107
	General Electric Capital Corp.	5.250%	10/19/12	1,000	1,069
	General Electric Capital Corp.	5.450%	1/15/13	1,000	1,075

8

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,126
	General Electric Capital Corp.	6.150%	8/7/37	1,545	1,601
	HSBC Finance Corp.	6.375%	10/15/11	1,000	1,044

	Insurance (2.0%)
	ACE INA Holdings Inc.	2.600%	11/23/15	600	588
	ACE INA Holdings Inc.	5.800%	3/15/18	1,295	1,427
	Aetna Inc.	6.500%	9/15/18	335	385
	Allstate Corp.	5.000%	8/15/14	1,000	1,088
	Allstate Corp.	6.750%	5/15/18	1,000	1,147
2	Allstate Corp.	6.125%	5/15/37	1,000	1,002
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	2,000	2,171
	Genworth Global
	Funding Trusts	5.125%	3/15/11	1,410	1,422
	Genworth Global
	Funding Trusts	5.750%	5/15/13	1,000	1,049
	Hartford Financial Services
	Group Inc.	6.000%	1/15/19	1,500	1,545
[2,4]	Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,333
4	Metropolitan Life Global
	Funding I	5.125%	11/9/11	1,000	1,034
4	Metropolitan Life Global
	Funding I	5.125%	6/10/14	2,000	2,163
4	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,160
	Principal Life Income
	Funding Trusts	5.125%	3/1/11	1,720	1,732
	Prudential Financial Inc.	5.150%	1/15/13	875	931
	Prudential Financial Inc.	4.750%	4/1/14	2,300	2,425
4	TIAA Global Markets Inc.	5.125%	10/10/12	1,380	1,479
	UnitedHealth Group Inc.	6.000%	6/15/17	500	559
	UnitedHealth Group Inc.	3.875%	10/15/20	601	573

	Other Finance (0.1%)
	NYSE Euronext	4.800%	6/28/13	1,570	1,688

	Real Estate Investment Trusts (0.4%)
	Duke Realty LP	5.950%	2/15/17	75	79
	Duke Realty LP	6.500%	1/15/18	300	325
	Simon Property Group LP	5.100%	6/15/15	1,000	1,084
	Simon Property Group LP	6.100%	5/1/16	1,800	2,018
4	WCI Finance LLC /
	WEA Finance LLC	5.700%	10/1/16	1,000	1,080
4	WEA Finance LLC	7.125%	4/15/18	1,000	1,146
					148,568
Industrial (9.1%)
	Basic Industry (0.3%)
	Agrium Inc.	6.125%	1/15/41	210	221
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	1,000	1,077
	EI du Pont de Nemours & Co.	4.750%	11/15/12	440	470
2	Pacific Beacon LLC	5.379%	7/15/26	335	340
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,743

	Capital Goods (1.0%)
	Caterpillar Financial
	Services Corp.	2.000%	4/5/13	260	264
	Caterpillar Financial
	Services Corp.	6.200%	9/30/13	1,000	1,122
	General Dynamics Corp.	4.250%	5/15/13	2,000	2,142
	General Electric Co.	5.250%	12/6/17	1,735	1,866
	John Deere Capital Corp.	5.350%	1/17/12	2,000	2,096
	John Deere Capital Corp.	5.100%	1/15/13	1,000	1,080
	Raytheon Co.	1.625%	10/15/15	880	844
4	Siemens
	Financieringsmaatschappij NV	5.750%	10/17/16	2,225	2,551
	United Technologies Corp.	4.875%	5/1/15	325	360
	United Technologies Corp.	7.500%	9/15/29	770	980
	United Technologies Corp.	6.050%	6/1/36	675	756

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Communication (1.5%)
	AT&T Inc.	5.875%	2/1/12	1,000	1,054
	AT&T Inc.	4.950%	1/15/13	1,250	1,341
	AT&T Inc.	5.100%	9/15/14	500	547
	AT&T Inc.	5.600%	5/15/18	1,000	1,114
	AT&T Inc.	6.450%	6/15/34	1,595	1,694
	AT&T Inc.	6.800%	5/15/36	500	561
	BellSouth Corp.	6.550%	6/15/34	2,975	3,142
	BellSouth
	Telecommunications Inc.	7.000%	12/1/95	1,000	1,028
	CBS Corp.	4.300%	2/15/21	75	71
	France Telecom SA	4.375%	7/8/14	765	819
	Grupo Televisa SA	6.625%	1/15/40	630	682
	News America Inc.	5.650%	8/15/20	370	414
	Time Warner Cable Inc.	5.850%	5/1/17	830	925
	Time Warner Cable Inc.	6.750%	6/15/39	750	827
	Verizon Communications Inc.	5.500%	2/15/18	1,225	1,351
	Verizon Communications Inc.	5.850%	9/15/35	475	491
	Verizon Communications Inc.	6.900%	4/15/38	290	338
	Verizon Global Funding Corp.	6.875%	6/15/12	2,000	2,172
	Verizon Global Funding Corp.	7.750%	12/1/30	1,590	1,980
	Vodafone Group plc	5.000%	12/16/13	1,000	1,090

	Consumer Cyclical (1.2%)
4	American Honda Finance Corp.	4.625%	4/2/13	1,000	1,067
	CVS Caremark Corp.	4.875%	9/15/14	1,000	1,084
	CVS Caremark Corp.	5.750%	6/1/17	485	541
	Daimler Finance
	North America LLC	6.500%	11/15/13	1,145	1,296
	Daimler Finance
	North America LLC	8.500%	1/18/31	1,000	1,325
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	822
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,121
	Staples Inc.	9.750%	1/15/14	675	815
	Target Corp.	5.875%	3/1/12	2,000	2,116
	Target Corp.	5.125%	1/15/13	480	518
	Time Warner Inc.	6.500%	11/15/36	520	569
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	701
	Walt Disney Co.	4.700%	12/1/12	1,450	1,554
	Walt Disney Co.	5.625%	9/15/16	1,000	1,149
	Western Union Co.	5.930%	10/1/16	2,000	2,242

	Consumer Noncyclical (2.8%)
	Abbott Laboratories	4.350%	3/15/14	1,000	1,076
	Amgen Inc.	4.500%	3/15/20	165	171
	AstraZeneca plc	6.450%	9/15/37	615	726
	Baxter International Inc.	5.900%	9/1/16	502	581
4	Cargill Inc.	5.200%	1/22/13	1,350	1,443
4	Cargill Inc.	4.375%	6/1/13	600	635
4	Cargill Inc.	6.875%	5/1/28	645	730
4	Cargill Inc.	6.125%	4/19/34	1,270	1,326
	Coca-Cola Co.	5.350%	11/15/17	1,500	1,694
	Coca-Cola HBC Finance BV	5.125%	9/17/13	1,000	1,072
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	760
	Coca-Cola Refreshments
	USA Inc.	6.125%	8/15/11	1,000	1,035
	Colgate-Palmolive Co.	7.600%	5/19/25	480	637
	Diageo Capital plc	5.200%	1/30/13	1,220	1,316
	Eli Lilly & Co.	6.000%	3/15/12	1,000	1,065
	Express Scripts Inc.	6.250%	6/15/14	375	419
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	1,250	1,354
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,062
	Hershey Co.	4.850%	8/15/15	380	413
	Johnson & Johnson	5.150%	7/15/18	500	568
	Kellogg Co.	4.000%	12/15/20	1,400	1,375
	Kimberly-Clark Corp.	5.000%	8/15/13	1,000	1,093
	Kimberly-Clark Corp.	4.875%	8/15/15	1,000	1,108
	Kraft Foods Inc.	5.375%	2/10/20	1,000	1,075
	Medtronic Inc.	4.750%	9/15/15	1,000	1,103

9

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Merck & Co. Inc.	5.125%	11/15/11	1,000	1,039
2	Merck & Co. Inc.	5.300%	12/1/13	1,000	1,112
	PepsiCo Inc.	3.100%	1/15/15	1,200	1,250
	PepsiCo Inc.	3.125%	11/1/20	1,300	1,220
	PepsiCo Inc.	7.000%	3/1/29	500	615
	Pfizer Inc.	6.200%	3/15/19	1,400	1,646
	Philip Morris International Inc.	4.500%	3/26/20	250	258
2	Procter & Gamble - Esop	9.360%	1/1/21	1,663	2,106
4	Roche Holdings Inc.	6.000%	3/1/19	750	871
4	SABMiller plc	6.500%	7/1/16	1,500	1,736
	St. Jude Medical Inc.	2.500%	1/15/16	666	660
4	Tesco plc	5.500%	11/15/17	1,500	1,663
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	235	242
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	265	270

	Energy (0.6%)
	Apache Finance Canada Corp.	7.750%	12/15/29	400	508
	BP Capital Markets plc	3.125%	10/1/15	400	398
	BP Capital Markets plc	4.750%	3/10/19	645	665
	BP Capital Markets plc	4.500%	10/1/20	400	397
	ConocoPhillips	5.200%	5/15/18	1,500	1,660
	EOG Resources Inc.	5.625%	6/1/19	425	471
4	Motiva Enterprises LLC	5.750%	1/15/20	125	139
	Occidental Petroleum Corp.	4.100%	2/1/21	1,020	1,038
	Shell International Finance BV	3.250%	9/22/15	1,100	1,138
	Shell International Finance BV	4.375%	3/25/20	1,000	1,049
	Suncor Energy Inc.	5.950%	12/1/34	500	504

	Other Industrial (0.3%)
4	Hutchison Whampoa
	International 03/13 Ltd.	6.500%	2/13/13	2,000	2,184
	Snap-On Inc.	6.250%	8/15/11	1,400	1,445

	Technology (0.7%)
	Cisco Systems Inc.	4.450%	1/15/20	1,000	1,050
	Dell Inc.	5.875%	6/15/19	910	998
	Hewlett-Packard Co.	5.500%	3/1/18	865	974
	Hewlett-Packard Co.	3.750%	12/1/20	1,000	978
	IBM International Group
	Capital LLC	5.050%	10/22/12	1,000	1,075
	International Business
	Machines Corp.	2.000%	1/5/16	825	806
	International Business
	Machines Corp.	5.875%	11/29/32	2,000	2,249
	Microsoft Corp.	4.500%	10/1/40	795	744
	Oracle Corp.	4.950%	4/15/13	750	814
	Oracle Corp.	6.125%	7/8/39	350	391

	Transportation (0.7%)
2	Continental Airlines 2007-1
	Class A Pass Through Trust	5.983%	4/19/22	907	954
4	ERAC USA Finance LLC	5.900%	11/15/15	500	554
4	ERAC USA Finance LLC	7.000%	10/15/37	1,000	1,058
2	Federal Express Corp.
	1998 Pass Through Trust	6.720%	1/15/22	1,326	1,446
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,835
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,583
2	Southwest Airlines Co.
	2007-1 Pass Through Trust	6.150%	8/1/22	496	549
	United Parcel Service Inc.	4.500%	1/15/13	1,098	1,177
	United Parcel Service Inc.	4.875%	11/15/40	460	444
					127,273
Utilities (2.8%)
	Electric (2.4%)
	Alabama Power Co.	4.850%	12/15/12	1,325	1,423
	Alabama Power Co.	5.550%	2/1/17	585	652
	Ameren Illinois Co.	6.125%	12/15/28	1,000	978

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Carolina Power & Light Co.	6.300%	4/1/38	365	409
	Commonwealth Edison Co.	5.950%	8/15/16	770	883
	Connecticut Light & Power Co.	5.650%	5/1/18	465	519
	Consolidated Edison Co. of
	New York Inc.	5.500%	9/15/16	700	793
	Consolidated Edison Co. of
	New York Inc.	5.300%	12/1/16	890	1,004
	Dominion Resources Inc.	5.200%	8/15/19	750	815
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	305
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	647
4	EDP Finance BV	5.375%	11/2/12	1,220	1,237
4	Enel Finance International SA	6.800%	9/15/37	1,285	1,260
	Florida Power & Light Co.	5.550%	11/1/17	200	226
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,068
	Florida Power & Light Co.	4.950%	6/1/35	1,000	972
	Florida Power & Light Co.	5.950%	2/1/38	785	874
	Florida Power Corp.	6.350%	9/15/37	200	230
	Georgia Power Co.	5.400%	6/1/18	1,165	1,300
	Midamerican Energy
	Holdings Co.	6.125%	4/1/36	1,000	1,085
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	2/1/18	1,500	1,663
	Northern States Power Co.	6.250%	6/1/36	2,000	2,327
	NSTAR	4.500%	11/15/19	90	94
	PacifiCorp	6.250%	10/15/37	2,000	2,265
	Peco Energy Co.	5.350%	3/1/18	565	625
	Potomac Electric Power Co.	6.500%	11/15/37	750	870
	PPL Energy Supply LLC	6.200%	5/15/16	453	501
	Public Service Electric &
	Gas Co.	5.300%	5/1/18	1,900	2,109
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	691
	South Carolina Electric &
	Gas Co.	6.050%	1/15/38	1,000	1,088
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,101
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,350
	Wisconsin Electric Power Co.	4.500%	5/15/13	615	658
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	724

	Natural Gas (0.3%)
	AGL Capital Corp.	6.375%	7/15/16	775	887
4	DCP Midstream LLC	6.450%	11/3/36	935	929
	National Grid plc	6.300%	8/1/16	1,000	1,141
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,187

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,307
					39,197
Total Corporate Bonds (Cost $297,002)					315,038
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
4	Abu Dhabi National Energy Co.	5.875%	10/27/16	595	627
4	CDP Financial Inc.	4.400%	11/25/19	1,000	1,016
4	EDF SA	4.600%	1/27/20	1,200	1,246
	Inter-American
	Development Bank	4.375%	9/20/12	1,000	1,057
	International Bank for
	Reconstruction &
	Development	4.750%	2/15/35	2,000	2,059
	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	1,000	1,103
	Kreditanstalt fuer
	Wiederaufbau	1.250%	10/26/15	2,000	1,917
	Oesterreichische
	Kontrollbank AG	4.500%	3/9/15	2,000	2,175
	Province of British Columbia
	Canada	4.300%	5/30/13	1,000	1,078
	Province of Ontario Canada	4.500%	2/3/15	2,000	2,180

10

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Province of Quebec Canada	5.125%	11/14/16	1,000	1,122
4	Qatar Government
	International Bond	4.000%	1/20/15	800	831
4	Ras Laffan Liquefied
	Natural Gas Co. Ltd. III	5.500%	9/30/14	405	437
Total Sovereign Bonds (Cost $15,936)					16,848
Taxable Municipal Bonds (1.4%)
	Atlanta GA Downtown
	Development Authority
	Revenue	6.875%	2/1/21	415	468
	Bay Area Toll Authority
	California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	1,000	1,020
	California GO	5.700%	11/1/21	265	262
	California GO	7.600%	11/1/40	545	571
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	222
	Chicago IL O’Hare International
	Airport Revenue	6.845%	1/1/38	530	511
	Chicago IL O’Hare International
	Airport Revenue	6.395%	1/1/40	225	219
	Dallas TX Area Rapid Transit
	Revenue	5.999%	12/1/44	750	786
	Kansas Development Finance
	Authority Revenue (Public
	Employees Retirement
	System)	5.501%	5/1/34	2,000	1,929
	Los Angeles CA Department
	of Water & Power Revenue	6.008%	7/1/39	355	350
	Los Angeles CA
	Unified School District GO	5.750%	7/1/34	1,400	1,320
	Maryland Transportation
	Authority Facilities Projects
	Revenue	5.888%	7/1/43	545	566
	Massachusetts Development
	Finance Agency Revenue
	(Harvard University)	6.300%	10/1/37	2,000	2,130
	Massachusetts
	School Building Authority
	Dedicated Sales Tax Revenue	5.715%	8/15/39	1,000	1,037
	New Jersey Turnpike
	Authority Revenue	7.414%	1/1/40	410	452
	North Texas Tollway Authority
	System Revenue	6.718%	1/1/49	1,555	1,522
[2,4]	Ohana Military Communities
	LLC	5.558%	10/1/36	400	346
[2,4]	Ohana Military Communities
	LLC	5.780%	10/1/36	545	495
	Oregon Department
	Transportation Highway
	Usertax Revenue	5.834%	11/15/34	655	671
	Oregon GO	5.902%	8/1/38	490	491
	Oregon School Boards
	Association GO	5.528%	6/30/28	2,000	1,960

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Port Authority of New York &
New Jersey Revenue	5.859%	12/1/24	325	337
Port Authority of New York &
New Jersey Revenue	6.040%	12/1/29	265	277
San Antonio TX Electric &
Gas Systems Revenue	5.985%	2/1/39	305	315
University of California
Regents Medical Center
Revenue	6.583%	5/15/49	595	587
University of California
Revenue	5.770%	5/15/43	1,010	955
Total Taxable Municipal Bonds (Cost $19,957)				19,799
Temporary Cash Investments (4.6%)
Repurchase Agreement (1.7%)
Credit Suisse Securities (USA) LLC
(Dated 12/31/10,
Repurchased Value
$24,400,000 collateralized
by U.S. Treasury Note
2.625%–4.250%,
7/31/14–11/15/14)	0.150%	1/3/11	24,400	24,400

U.S. Government and Agency Obligations (2.9%)
United States
Treasury Bill	0.110%–0.120%	2/24/11	40,000	39,993
Total Temporary Cash Investments (Cost $64,393)				64,393
Total Investments (101.8%) (Cost $1,182,083)				1,422,816
Other Assets and Liabilities (–1.8%)
Other Assets[5]				18,056
Liabilities				(43,652)
				(25,596)
Net Assets (100%)
Applicable to 74,707,481 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,397,220
Net Asset Value Per Share				$18.70

At December 31, 2010, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,184,142
Undistributed Net Investment Income				35,263
Accumulated Net Realized Losses				(62,968)
Unrealized Appreciation (Depreciation)
Investment Securities				240,733
Futures Contracts				34
Swap Contracts				11
Foreign Currencies				5
Net Assets				1,397,220

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the aggregate value of these securities was $50,868,000, representing 3.6% of net assets.
5 Cash of $26,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Dividends[1]	22,347
Interest	19,367
Security Lending	98
Total Income	41,812
Expenses
Investment Advisory Fees—Note B
Basic Fee	873
Performance Adjustment	131
The Vanguard Group—Note C
Management and Administrative	2,475
Marketing and Distribution	263
Custodian Fees	72
Auditing Fees	25
Shareholders’ Reports	37
Trustees’ Fees and Expenses	2
Total Expenses	3,878
Net Investment Income	37,934
Realized Net Gain (Loss)
Investment Securities Sold	29,442
Futures Contracts	(35)
Swap Contracts	45
Foreign Currencies	(30)
Realized Net Gain (Loss)	29,422
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	70,166
Futures Contracts	34
Swap Contracts	13
Foreign Currencies	(2)
Change in Unrealized Appreciation
(Depreciation)	70,211
Net Increase (Decrease) in Net Assets
Resulting from Operations	137,567

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,934	39,021
Realized Net Gain (Loss)	29,422	(59,240)
Change in Unrealized Appreciation (Depreciation)	70,211	254,804
Net Increase (Decrease) in Net Assets Resulting from Operations	137,567	234,585
Distributions
Net Investment Income	(38,910)	(49,562)
Realized Capital Gain	—	—
Total Distributions	(38,910)	(49,562)
Capital Share Transactions
Issued	125,477	117,535
Issued in Lieu of Cash Distributions	38,910	49,562
Redeemed	(149,364)	(176,505)
Net Increase (Decrease) from Capital Share Transactions	15,023	(9,408)
Total Increase (Decrease)	113,680	175,615
Net Assets
Beginning of Period	1,283,540	1,107,925
End of Period[2]	1,397,220	1,283,540

1 Dividends are net of foreign withholding taxes of $503,000.
2 Net Assets—End of Period includes undistributed net investment income of $35,263,000 and $36,227,000.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Vanguard Balanced Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$17.35	$14.85	$20.76	$20.62	$19.04
Investment Operations
Net Investment Income	.506	.526	.660	.640	.580
Net Realized and Unrealized Gain (Loss)
on Investments	1.369	2.674	(5.060)	.980	2.140
Total from Investment Operations	1.875	3.200	(4.400)	1.620	2.720
Distributions
Dividends from Net Investment Income	(.525)	(.700)	(.640)	(.590)	(.510)
Distributions from Realized Capital Gains	—	—	(.870)	(.890)	(.630)
Total Distributions	(.525)	(.700)	(1.510)	(1.480)	(1.140)
Net Asset Value, End of Period	$18.70	$17.35	$14.85	$20.76	$20.62

Total Return	11.02%	22.90%	–22.57%	8.36%	14.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,397	$1,284	$1,108	$1,547	$1,404
Ratio of Total Expenses to
Average Net Assets[1]	0.30%	0.31%	0.25%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.90%	3.44%	3.54%	3.21%	3.10%
Portfolio Turnover Rate	38%	30%	31%	21%	29%
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

13

Vanguard Balanced Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific bond issuer or index of issuers. The portfolio has sold credit protection through credit default swaps to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

14

Vanguard Balanced Portfolio

6. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously purchases similar securities for future settlement at a lower price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. Although the portfolio forgoes principal and interest paid on the securities sold, it is compensated by interest earned on the sale proceeds and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

7. Repurchase Agreements: The portfolio invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the year ended December 31, 2010, the investment advisory fee represented an effective annual basic rate of 0.07% of the portfolio’s average net assets before an increase of $131,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $234,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

15

Vanguard Balanced Portfolio

The following table summarizes the portfolio’s investments as of December 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	890,449	59,733	—
U.S. Government and Agency Obligations	—	54,737	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,819	—
Corporate Bonds	—	315,038	—
Sovereign Bonds	—	16,848	—
Taxable Municipal Bonds	—	19,799	—
Temporary Cash Investments	—	64,393	—
Futures Contracts—Liabilities[1]	(7)	—	—
Swap Contracts—Assets	—	11	—
Total	890,442	532,378	—
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	11	11
Liabilities	(7)	—	(7)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2010, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(35)	—	(35)
Swap Contracts	—	45	45
Realized Net Gain (Loss) on Derivatives	(35)	45	10

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	34	—	34
Swap Contracts	—	13	13
Change in Unrealized Appreciation (Depreciation) on Derivatives	34	13	47

At December 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2011	(16)	(1,927)	34

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

16

Vanguard Balanced Portfolio

At December 31, 2010, the portfolio had the following open credit default swap contracts:

Credit Default Swaps
				Up-front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX IG Corp2/Baa1	12/20/15	UBSAG	6,000	(37)	1	6
CDX IG Corp2/Baa1	12/20/15	UBSAG	6,000	(38)	1	5
						11

1 UBSAG—UBS AG.
2 CDX North American Investment Grade Index.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2010, the portfolio realized net foreign currency losses of $30,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $42,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2010, the portfolio had $37,093,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $62,335,000 to offset future net capital gains through December 31, 2017.

At December 31, 2010, the cost of investment securities for tax purposes was $1,182,152,000. Net unrealized appreciation of investment securities for tax purposes was $240,664,000, consisting of unrealized gains of $262,094,000 on securities that had risen in value since their purchase and $21,430,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2010, the portfolio purchased $298,325,000 of investment securities and sold $285,844,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $201,660,000 and $205,504,000, respectively.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	7,125	7,640
Issued in Lieu of Cash Distributions	2,225	3,677
Redeemed	(8,608)	(11,960)
Net Increase (Decrease) in Shares Outstanding	742	(643)

I. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

17

Vanguard Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Balanced Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 14, 2011

Special 2010 tax information (unaudited) for corporate shareholders only for Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2010, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 47.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

18

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,150.06	$1.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

19

Vanguard® Capital Growth Portfolio

Vanguard Capital Growth Portfolio returned 13.08% for the year, overcoming a first-half decline of more than 10% with a second-half gain of more than 26%, but lagging the returns of its comparative standards. PRIMECAP Management Company’s outsized investments in information technology and health care restrained performance in 2010. Over time, however, the advisor’s stock selection talents in these two sectors have been a significant source of strength.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Consistent investment themes produced mixed results
PRIMECAP anticipates exceptional long- term growth in demand for technology and health care products and services—especially from fast-growing emerging markets. Together, tech and health care represented more than half of the portfolio’s value, but only about 30% of the S&P 500 Index. In the past year, however, they trailed other market sectors, such as consumer discretionary and industrials, that are keenly sensitive to the rhythms of the business cycle.

Information technology holdings returned about 10%, with some notable plusses and minuses. In software, for example, standout contributions to return from top-ten holdings Oracle and Intuit were partly offset by declines in Adobe Systems and Microsoft. Health care was one of the weakest sectors in the S&P 500 Index and the portfolio—with an anemic return of about 3% amid continuing uncertainty about the health care reform legislation passed in March. A handful of pharmaceutical giants, accounting for about one-tenth of the portfolio’s total value, had mixed results.

Industrial and financial holdings partly made up for tech and health care not meeting expectations. With the global economy slowly on the mend, a wide range of industrials posted strong double-digit gains—including top-ten holding FedEx, aerospace and defense contractors, and heavy machinery makers. In finance, the advisor’s limited, highly selective holdings were rewarding—especially in insurance.

Relative to the benchmark, superior selection among industrial and financial stocks provided a major boost, as did a longstanding stake in Potash Corp. of Saskatchewan (a takeover target that is not included in the all-U.S. benchmark). And even though portfolio returns in IT and health care were in line with those in the index, the portfolio’s larger stakes kept it from participating more fully in the higher returns of other sectors.

Patience and discipline can help reap rewards
The portfolio’s average annual return since its inception about eight years ago is more than 3 percentage points higher than that of its comparative standards. This is a tribute to the advisor’s bottom-up research and patient, disciplined approach to seeking reasonably priced companies that appear to have superior growth prospects. These traits—and the advisor’s willingness to focus on its highest-conviction stocks, leading to a relatively concentrated portfolio—can lead to periods of underperformance. But PRIMECAP has managed similar portfolios for more than 26 years with great success. As part of a balanced and diversified investment plan, the Capital Growth Portfolio can help you stay the course as you strive to reach your investment goals.

Total Returns
		December 3, 2002,[1] Through
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard Capital Growth Portfolio	13.08%	10.05%
S&P 500 Index	15.06	6.03
Variable Insurance Multi-Cap Growth Funds Average[2]	18.90	6.99

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.45%	0.95%

1 Portfolio’s inception.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the Capital Growth Portfolio’s expense ratio was 0.44%. The peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2009.

1

Vanguard Capital Growth Portfolio

Advisor’s Report

For the fiscal year ended December 31, 2010, Vanguard Capital Growth Portfolio returned 13.08%, trailing the 15.06% return of the unmanaged Standard & Poor’s 500 Index benchmark and the 18.90% average return of its variable insurance multi-capitalization growth fund competitors. The poor relative results were due mainly to the portfolio’s outsized investments in the health care and information technology sectors, as well as poor stock selection in the consumer discretionary and materials sectors. This was partially offset by the portfolio’s overweight position and stock selection in the industrials sector and its underweight position and stock selection in financials.

Investment environment
In a year characterized by considerable volatility in equity markets, the S&P 500 Index managed to produce a total return of about 15%, largely on the strength of a strong rally in the last four months of 2010. Taking a longer perspective, the index has rebounded strongly from the financial crisis that began in mid-2007 and the economic recession that followed. The price of the index ended the fiscal year more than 85% higher than its March 2009 low but was still almost 20% below the peak levels reached in October 2007.

The National Bureau of Economic Research determined that the recession, which began in late 2007, officially ended in June 2009. However, growth in the U.S. economy continues to be modest, unemployment hovers above 9%, and housing markets remain weak. Uncertainty regarding the future course of regulatory reforms, monetary and fiscal policies, and the overall fragility of the economic recovery cloud the investment outlook.

Although stock prices have risen dramatically over the past two years, valuations appear attractive, especially given the low interest rate environment. Corporate earnings have also improved as business activity has rebounded, allowing many companies to improve their balance sheets during this period. We have found compelling purchase opportunities over the past year in companies with strong growth prospects, solid balance sheets, and attractive valuations.

Management of the portfolio
Our investment philosophy and process have not changed. We rely on fundamental, in-depth research to find companies whose revenue and earnings will, in our opinion, grow more rapidly over a three-to-five year horizon than current valuations might suggest. In doing so, we focus on assessing the fundamental value of a company relative to the market price of its stock.

This bottom-up, stock-by-stock investment strategy has led us to build and maintain significant investments in technology and health care companies that we believe offer superior appreciation potential over the long term. These large positions, which on average represented more than half of the portfolio’s market value (but less than one-third of the benchmark’s) during the year, hurt our results in 2010 as returns trailed the overall return of the S&P 500 by a considerable margin. The following discussion focuses on these two sectors.

Technology
Our information technology holdings, representing almost one-third of the portfolio’s market value, returned about 10% for the fiscal year, in line with the return of the technology stocks in the S&P 500 but well below the index’s overall return of approximately 15%. While the past 12 months have been a challenging period for some of our holdings, we believe that technology remains an attractive investment area for several reasons. First, internet usage continues to grow, driven by social networking, e-commerce, and the emergence of new devices such as smartphones and tablet computers. Second, demand for semiconductors, computer hardware, and storage remains robust as consumers and enterprises generate ever greater amounts of data, photos, and videos. Third, the emergence of middle-class consumers in developing economies represents a vast new audience for technology products and services. Finally, technology companies have strong balance sheets, with cash at record levels and reasonable stock valuations.

Adobe Systems (–16.3%) and NVIDIA (–17.6%) were two notable detractors from the portfolio’s performance. Adobe’s stock suffered from concerns regarding the future of its Flash technology. However, the technology remains popular and is used on 85 of the top 100 websites. Adobe remains well-positioned to benefit from the growth of the internet. Its Photoshop and DreamWeaver software products are the industry standards for the manipulation of images and the creation of websites, respectively. It is also the leading provider of document management software with its nearly ubiquitous PDF format. NVIDIA declined following the disappointing launch of its Tegra smartphone chip. Looking ahead, its Fermi chips for discrete graphics, Tesla for supercomputing, and Tegra 2 for mobile internet devices are all promising new products.

On a positive note, Oracle and Intuit, both top ten holdings, were significant contributors to the portfolio’s results, posting gains of 28.6% and 60.4%, respectively. In January 2010, Oracle completed its acquisition of Sun Microsystems (whose products include computer servers and storage), giving the combined company an expanded presence in enterprise data centers. The firm paid its first dividend in 2009; we believe it is reasonable to expect it to increase dividends over time given its strong cash generation and considerable cash reserves. Intuit successfully raised prices for both its TurboTax consumer and QuickBooks small business software products. The company is also expanding into medical-payments processing and online banking software.

2

Vanguard Capital Growth Portfolio

Overall, we remain optimistic about the portfolio’s overweight position in the technology sector. These well-capitalized companies are highly profitable and continue to invest in innovation that should drive future growth and profitability as they expand into new markets for their products and services.

Health care
The portfolio’s health care stocks returned slightly less than the 3% return of the S&P 500 health care sector for the fiscal year, which in turn lagged the roughly 15% overall return of the index by a wide margin. The sector has been challenged with unfavorable news this year. The Patient Protection and Affordable Care Act passed in March 2010 will lead to various forms of pricing pressure. The weak economy and high unemployment have emboldened employers to require higher copayments from their employees and premium-sharing for health care plans, thereby reducing demand for some health care products. European austerity measures have also hurt health care companies selling products in that region.

Despite these headwinds, we remain optimistic about our health care holdings, which are concentrated in the biotech-nology, pharmaceutical, and medical device industries. The portfolio’s largest holding is Amgen (–3.0%). In 2010 this biotechnology company received Food and Drug Administration (FDA) approval to market Prolia for osteoporosis in postmenopausal women. Prolia is now awaiting an FDA decision on its use in treating skeletal-related events and may be considered for a third indication—to prevent bone metastases in cases of prostate cancer. We don’t believe Amgen’s below-market valuation reflects the potential of Prolia and other Amgen pipeline drugs to meet the tremendous demand from patients.

Pharmaceuticals makers Novartis and Eli Lilly remain two of the portfolio’s largest holdings. Novartis (+11.6%) has one of the most productive research and development platforms in the industry, with more products approved by the FDA than any other pharmaceutical company over the last decade. Novartis has also broadened its portfolio into areas with strong growth prospects, such as personal care products, vaccines, and eye care—the last of these through its purchase of Alcon. Eli Lilly (+3.7%) has not been as successful as Novartis in developing and launching new drugs. Its launch of the blood thinner Effient has been disappointing. Concerns over patent expirations, especially for blockbusters Zyprexa and Cymbalta, weigh on the stock. Our thesis for Eli Lilly remains pinned on its low valuation and commitment to research and development, with 30 products in late-stage (phase two or three) clinical trials or under regulatory review. Both Novartis and Eli Lilly are increasingly investing in biologic therapies, which should provide longer exclusivity periods than easy-to-copy small-molecule therapies.

We remain optimistic that the portfolio’s overweight position in this sector will help results going forward. The pricing concerns raised by health care legislation should be offset, in part, by the 30 million currently uninsured Americans who will gain coverage as a result. We believe that pharmaceutical and medical device products currently in development will represent a far more efficient way, both in terms of cost and efficacy, to treat diseases such as Alzheimer’s, diabetes, and cancer than the alternatives available today. Within the United States, baby boomers, the first of whom turn 65 this year, will provide two decades of increased demand for health care products. Outside the United States, there is an even larger opportunity in the emerging markets, where people want better health care products as a critical component of a higher standard of living.

Other sector highlights
For the year, the consumer discretionary and industrials sectors had the highest returns in the S&P 500 Index. The results for consumer discretionary were mixed in the portfolio, which was overweighted in the sector. The portfolio’s return of about 20% in the sector exceeded the overall return of about 15% for the S&P but lagged the return of almost 28% for the index’s consumer discretionary stocks. DIRECTV, Amazon.com, and TJX Cos. were among the biggest contributors to results. In industrials, the portfolio’s stock selection and overweight position relative to the benchmark significantly helped results. C.H. Robinson Worldwide Inc., Caterpillar, and Honeywell were strong contributors.

Given our long-standing concerns about leverage and lack of transparency in the banking sector, we generally remain negatively disposed toward financial stocks. The portfolio has only a modest stake in the sector, primarily in insurance companies, but these holdings fared well relative to the return of the financial sector in the S&P 500. In the materials sector, the portfolio’s holdings had mixed results. Monsanto (–13.2%) struggled because of reports that its latest generation of seeds failed to produce expected yield gains. Conversely, Potash Corp. of Saskatchewan (+43.2%) added more than a full percentage point to the portfolio’s return. In our view, the outlook for both Monsanto and Potash Corp. of Saskatchewan is very promising.

Outlook
Looking ahead to this year and beyond, we view the prospects for equity returns relative to most other asset classes as encouraging. With the prospective earnings yield on stocks at around 7%, versus about 3.3% for a 10-year Treasury bond and less than 1% for a money market fund, we believe that stocks have significant potential for appreciation and that valuations are attractive. However, while we are on balance optimistic, our outlook is tempered by several macro-level concerns.

3

Vanguard Capital Growth Portfolio

We are concerned that the current fiscal and monetary policies in the United States may ultimately lead to a rise in inflation and a weaker U.S. dollar. Increased regulations and other government intervention into the private sector are even more troubling, as they distort economic incentives. We believe that market forces result in a more efficient allocation of resources than government programs.

Longer-term, the recent problems in Greece, Ireland, Portugal, and other European countries demonstrate the challenge of sustaining fiscal policies that increase government spending more rapidly than the growth rate of the broader economy. The United States faces a similar challenge not only at the federal level, but also at the state and local government levels—where spending needs and future obligations are increasing faster than tax revenues.

Despite these concerns, we hold a generally positive outlook for U.S. equities. In addition to attractive valuations, we would highlight three factors. First, many U.S. corporations today generate a meaningful and increasing portion of their revenues and earnings from outside the country. The opportunities for growth globally, particularly in developing economies, will result in many corporations growing earnings more rapidly than the rate of economic growth in the United States. Second, we believe the pace of innovation in U.S. companies continues to accelerate. We expect that substantial investments in research and development, particularly in health care and technology companies, will lead to unforeseen growth opportunities that are not reflected in current expectations. Finally, the balance sheets of corporate America are as strong and liquid as they have ever been. This will afford companies great financial flexibility during challenging economic times.

PRIMECAP Management Company
January 14, 2011

4

Vanguard Capital Growth Portfolio

Portfolio Profile
As of December 31, 2010

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	92	500
Median Market Cap	$39.7B	$47.3B
Price/Earnings Ratio	17.0x	17.1x
Price/Book Ratio	2.9x	2.2x
Yield[2]	0.6%	1.9%
Return on Equity	20.3%	20.2%
Earnings Growth Rate	11.1%	6.3%
Foreign Holdings	13.3%	0.0%
Turnover Rate	7%	—
Expense Ratio[3]	0.45%	—
Short-Term Reserves	5.2%	—

Volatility Measures
	Portfolio Versus
	Comparative Index[1]
R-Squared		0.95
Beta		0.96

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	11.5%	10.6%
Consumer Staples	1.0	10.6
Energy	8.5	12.0
Financials	4.1	16.1
Health Care	20.9	10.9
Industrials	15.4	11.0
Information Technology	31.4	18.7
Materials	6.9	3.7
Telecommunication Services	0.2	3.1
Utilities	0.1	3.3

Ten Largest Holdings[4] (% of total net assets)

Amgen Inc.	Biotechnology	4.1%
FedEx Corp.	Air Freight &
	Logistics	3.8
Oracle Corp.	Systems Software	3.6
Texas Instruments Inc.	Semiconductors	3.5
Potash Corp. of	Fertilizers &
Saskatchewan Inc.	Agricultural
	Chemicals	3.5
Google Inc. Class A	Internet Software
	& Services	3.4
Novartis AG ADR	Pharmaceuticals	3.2
Eli Lilly & Co.	Pharmaceuticals	3.1
DIRECTV Class A	Cable & Satelite	2.7
Intuit Inc.	Application
	Software	2.7
Top Ten		33.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 The expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the Capital Growth Portfolio’s expense ratio was 0.44%.
4 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 3, 2002–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2010			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Capital Growth Portfolio	13.08%	5.83%	10.05%	$21,672
S&P 500 Index	15.06	2.29	6.03	16,046
Variable Insurance Multi-Cap Growth
Funds Average[2]	18.90	2.15	6.99	17,258

Fiscal-Year Total Returns (%): December 3, 2002–December 31, 2010

1 Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception date: December 3, 2002. 2 Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

6

Vanguard Capital Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.0%)
Consumer Discretionary (11.0%)
*	DIRECTV Class A	232,061	9,266
	Whirlpool Corp.	65,000	5,774
*	Amazon.com Inc.	27,900	5,022
	Sony Corp. ADR	105,900	3,782
	Target Corp.	39,400	2,369
*	Kohl’s Corp.	43,500	2,364
	Walt Disney Co.	57,500	2,157
*	Bed Bath & Beyond Inc.	37,800	1,858
	TJX Cos. Inc.	37,750	1,676
	Mattel Inc.	45,500	1,157
	Lowe’s Cos. Inc.	27,700	695
*	Eastman Kodak Co.	101,700	545
	Carnival Corp.	9,600	442
			37,107
Consumer Staples (1.0%)
	Costco Wholesale Corp.	40,650	2,935
	Procter & Gamble Co.	4,700	303
			3,238
Energy (8.1%)
	Noble Energy Inc.	69,600	5,991
	Schlumberger Ltd.	54,900	4,584
	Peabody Energy Corp.	62,800	4,018
	EOG Resources Inc.	40,900	3,739
	Hess Corp.	40,450	3,096
*	Plains Exploration &
	Production Co.	45,520	1,463
	Cenovus Energy Inc.	27,200	904
	Petroleo Brasileiro SA ADR
	Type A	25,600	875
	Encana Corp.	27,200	792
	ConocoPhillips	10,400	708
	National Oilwell Varco Inc.	10,100	679
*	Southwestern Energy Co.	8,300	311
	Petroleo Brasileiro SA ADR	6,900	261
			27,421
Financials (4.0%)
	Marsh &
	McLennan Cos. Inc.	196,300	5,367
	Discover Financial Services	118,000	2,187
*	Berkshire Hathaway Inc.
	Class B	26,050	2,087
	Chubb Corp.	27,300	1,628
	Weyerhaeuser Co.	58,275	1,103
	Bank of New York
	Mellon Corp.	20,479	618
	Progressive Corp.	19,900	395
			13,385

			Market
			Value•
		Shares	($000)
Health Care (20.1%)
*	Amgen Inc.	250,371	13,745
	Novartis AG ADR	185,250	10,921
	Eli Lilly & Co.	297,300	10,417
*	Biogen Idec Inc.	136,600	9,159
	Medtronic Inc.	230,700	8,557
	Roche Holding AG	56,900	8,367
*	Boston Scientific Corp.	347,602	2,631
*	Life Technologies Corp.	31,709	1,760
	GlaxoSmithKline plc ADR	36,600	1,436
	Johnson & Johnson	10,400	643
			67,636
Industrials (14.8%)
	FedEx Corp.	138,300	12,863
	CH Robinson
	Worldwide Inc.	86,300	6,920
	Southwest Airlines Co.	378,750	4,916
	Honeywell International Inc.	90,300	4,800
	Caterpillar Inc.	49,500	4,636
	United Parcel Service Inc.
	Class B	40,750	2,958
	Union Pacific Corp.	28,400	2,632
	Deere & Co.	27,000	2,242
	Boeing Co.	31,900	2,082
*	Alaska Air Group Inc.	26,150	1,483
*	AMR Corp.	163,700	1,275
	Canadian Pacific
	Railway Ltd.	18,200	1,180
	Donaldson Co. Inc.	16,500	962
	Expeditors International of
	Washington Inc.	9,400	513
	Granite Construction Inc.	15,800	433
			49,895
Information Technology (30.1%)
	Oracle Corp.	392,700	12,292
	Texas Instruments Inc.	362,900	11,794
*	Google Inc. Class A	19,500	11,582
*	Intuit Inc.	185,900	9,165
	Microsoft Corp.	313,400	8,750
*	Adobe Systems Inc.	258,200	7,947
	QUALCOMM Inc.	109,400	5,414
*	EMC Corp.	194,200	4,447
	Hewlett-Packard Co.	89,050	3,749
	Corning Inc.	171,450	3,312
	Intel Corp.	157,400	3,310
	Telefonaktiebolaget LM
	Ericsson ADR	277,000	3,194
*	NVIDIA Corp.	159,850	2,462
*	Symantec Corp.	136,500	2,285
	Accenture plc Class A	40,750	1,976

			Market
			Value•
		Shares	($000)
*	Micron Technology Inc.	213,000	1,708
	ASML Holding NV ADR	40,187	1,541
	Plantronics Inc.	39,650	1,476
	Applied Materials Inc.	91,300	1,283
	KLA-Tencor Corp.	32,700	1,264
*	Motorola Inc.	136,750	1,240
*	eBay Inc.	19,100	532
*	Rambus Inc.	18,900	387
*	Cisco Systems Inc.	14,500	293
			101,403
	Materials (6.6%)
	Potash Corp. of
	Saskatchewan Inc.	75,400	11,674
	Monsanto Co.	112,500	7,835
	Domtar Corp.	11,600	881
	Freeport-McMoRan
	Copper & Gold Inc.	5,894	708
	Praxair Inc.	7,000	668
	Vulcan Materials Co.	13,100	581
			22,347
Telecommunication Services (0.2%)
*	Sprint Nextel Corp.	140,550	594

	Utilities (0.1%)
*	AES Corp.	27,400	334
	Total Common Stocks
	(Cost $290,111)		323,360
Temporary Cash Investment (5.2%)
	Money Market Fund (5.2%)
1	Vanguard Market
	Liquidity Fund, 0.211%
	(Cost $17,642)	17,642,098	17,642
	Total Investments (101.2%)
	(Cost $307,753)		341,002
Other Assets and Liabilities (–1.2%)
	Other Assets		5,562
	Liabilities		(9,511)
			(3,949)
	Net Assets (100%)
Applicable to 20,577,484 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			337,053
	Net Asset Value Per Share		$16.38

At December 31, 2010, net assets consisted of:
			Amount
			($000)
	Paid-in Capital		291,979
Undistributed Net Investment Income			2,593
Accumulated Net Realized Gains			9,215
Unrealized Appreciation (Depreciation)
	Investment Securities		33,249
	Foreign Currencies		17
	Net Assets		337,053

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Dividends[1]	4,513
Interest[2]	16
Security Lending	9
Total Income	4,538
Expenses
Investment Advisory Fees—Note B	457
The Vanguard Group—Note C
Management and Administrative	760
Marketing and Distribution	73
Custodian Fees	13
Auditing Fees	24
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	1,342
Net Investment Income	3,196
Realized Net Gain (Loss)
Investment Securities Sold	9,238
Foreign Currencies	7
Realized Net Gain (Loss)	9,245
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	24,824
Foreign Currencies	13
Change in Unrealized Appreciation
(Depreciation)	24,837
Net Increase (Decrease) in Net Assets
Resulting from Operations	37,278

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,196	2,630
Realized Net Gain (Loss)	9,245	9,068
Change in Unrealized Appreciation (Depreciation)	24,837	76,573
Net Increase (Decrease) in Net Assets Resulting from Operations	37,278	88,271
Distributions
Net Investment Income	(2,793)	(2,985)
Realized Capital Gain[3]	(9,105)	(21,923)
Total Distributions	(11,898)	(24,908)
Capital Share Transactions
Issued	39,902	61,152
Issued in Lieu of Cash Distributions	11,898	24,908
Redeemed	(53,598)	(87,403)
Net Increase (Decrease) from Capital Share Transactions	(1,798)	(1,343)
Total Increase (Decrease)	23,582	62,020
Net Assets
Beginning of Period	313,471	251,451
End of Period[4]	337,053	313,471

1 Dividends are net of foreign withholding taxes of $123,000.
2 Interest income from an affiliated company of the portfolio was $16,000.
3 Includes fiscal 2010 and 2009 short-term gain distributions totaling $2,918,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Net Assets—End of Period includes undistributed net investment income of $2,593,000 and $2,183,000.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Capital Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.04	$12.42	$18.55	$17.06	$16.01
Investment Operations
Net Investment Income	.156[1]	.125	.150	.142	.130
Net Realized and Unrealized Gain (Loss)
on Investments	1.759	3.705	(5.610)	1.918	1.698
Total from Investment Operations	1.915	3.830	(5.460)	2.060	1.828
Distributions
Dividends from Net Investment Income	(.135)	(.145)	(.150)	(.132)	(.110)
Distributions from Realized Capital Gains	(.440)	(1.065)	(.520)	(.438)	(.668)
Total Distributions	(.575)	(1.210)	(.670)	(.570)	(.778)
Net Asset Value, End of Period	$16.38	$15.04	$12.42	$18.55	$17.06

Total Return	13.08%	34.30%	–30.36%	12.48%	11.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$337	$313	$251	$344	$288
Ratio of Total Expenses to
Average Net Assets	0.44%	0.45%	0.42%	0.42%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.05%[1]	0.93%	0.90%	0.86%	0.96%
Portfolio Turnover Rate	7%	8%	18%	7%	11%

1 Net investment income per share and the ratio of net investment income to average net assets include $.031 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2010, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $55,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Capital Growth Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	314,993	8,367	—
Temporary Cash Investments	17,642	—	—
Total	332,635	8,367	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2010, the portfolio realized net foreign currency gains of $7,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2010, the portfolio had $3,313,000 of ordinary income and $9,112,000 of long-term capital gains available for distribution.

At December 31, 2010, the cost of investment securities for tax purposes was $307,753,000. Net unrealized appreciation of investment securities for tax purposes was $33,249,000, consisting of unrealized gains of $61,785,000 on securities that had risen in value since their purchase and $28,536,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2010, the portfolio purchased $20,332,000 of investment securities and sold $35,307,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	2,647	5,049
Issued in Lieu of Cash Distributions	792	2,244
Redeemed	(3,702)	(6,704)
Net Increase (Decrease) in Shares Outstanding	(263)	589

H. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

11

Vanguard Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Capital Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2011

Special 2010 tax information (unaudited) for corporate shareholders only for Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2010, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $6,187,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

12

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,261.94	$2.45
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.04	2.19

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard® Diversified Value Portfolio

For the 12 months ended December 31, 2010, Vanguard Diversified Value Portfolio returned 9.33%, a solid return that nevertheless left it several percentage points behind its comparative standards. The portfolio’s customary emphasis on dividend-paying companies with solid financials was somewhat at odds with investors’ taste for more speculative stocks.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Weakness in tech restrained performance
Barrow, Hanley, Mewhinney & Strauss, advisor to the Diversified Value Portfolio, has long distinguished itself through an investment strategy that emphasizes companies with a few simple characteristics: an attractive dividend and earnings profile, a sturdy balance sheet, and below-average valuations.

For most of the past year, this approach was out of step with the market’s willingness to favor companies with riskier profiles. The portfolio’s return trailed that of its index by about 6 percentage points and the average return of its peer group by a bit more than 4.

The portfolio’s mismatch with the market was most apparent in the technology sector. Your portfolio held sizable stakes in slower-growing blue-chip technology companies such as Hewlett-Packard, Microsoft, and Intel. As a group, the portfolio’s tech stocks produced a negative return for the 12 months. Tech stocks in the Russell 1000 Value Index, by contrast, returned about 13%, powered both by blue chips and smaller, fast-growing companies with earnings and dividend profiles that tend to keep them out of the Diversified Value Portfolio. Among the bright spots were the advisor’s selections in the materials and consumer discretionary sectors.

Distinctive approach has led to long-term strength
Distinctive investment strategies will, almost by definition, occasionally be out of step with market dynamics—sometimes for the better, sometimes not. A more meaningful test of a strategy’s effectiveness is its performance through a variety of market environments. For the decade ended December 31, Vanguard Diversified Value Portfolio’s average annual return was 4.87%, better than that of the index and the peer group.

Although the portfolio’s absolute return may not seem notable, the past decade includes two severe bear markets. The portfolio’s returns relative to an index and peers that were subject to the same forces is an encouraging verdict on the advisor’s ability to identify pockets of opportunity among large-capitalization value stocks. We’re confident that the portfolio can continue to play a productive role as part of a well-diversified mix of stock, bond, and money market portfolios.

Total Returns
		Ten Years Ended
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard Diversified Value Portfolio	9.33%	4.87%
Russell 1000 Value Index	15.51	3.26
Variable Insurance Large-Cap Value Funds Average[1]	13.63	2.07

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap
	Portfolio	Value Funds
Diversified Value Portfolio	0.42%	0.92%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the Diversified Value Portfolio’s expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 9.33% for the 12 months ended December 31, 2010, lagging the 15.51% return of the Russell 1000 Value Index and the 13.63% average return of variable insurance large-cap value funds.

The investment environment
In 2010, record cash flows from individuals and retirement plans went into fixed income, with a significant portion funded by selling equities. Our observation is that at current interest rate levels, returns from fixed income are very likely to be below expectations. Facing huge outflows, equity managers were generally forced to sell their largest, most liquid holdings. When we dissect the Russell 1000 Value Index by size, we find that the largest 20% of companies had the worst performance. The next-largest 20% had the second-worst returns, and so on, with the smallest 20% having the best performance of all, with a spread of about 14 percentage points from best to worst return.

When we look at the same market-capitalization baskets, we find the largest companies have the lowest price/earnings (P/E) ratio and the highest return on invested capital. The smallest companies have a P/E more than 25% higher than that of the largest companies. We have experienced this before and would expect these abnormalities to correct.

The market in the middle part of the year seemed to be forecasting a double-dip recession, which would have been frightening, but was quite unlikely. Then, amid the gloom in August, the market reversed itself and generated a very nice fourth-quarter rally, even though cash flows were negative.

One of the most interesting things about capital markets is that they keep us all guessing and provide ample opportunities for investors to make well-thought-out wrong decisions. We believe in investing for the long term and using declines to increase positions. All the discussions about the U.S. dollar, the unemployment rate, health care, commodity inflation, and politics are distractions because in the end it is all about the economy. Year-end earnings were robust, and it is our expectation that 2011 will be a good year for profits. Corporate balance sheets are strong, and we should see spending on plants and equipment even though we still have excess industrial capacity.

Our successes and shortfalls
Financial stocks were disappointing because banks—a large holding in our portfolio—had poor performance. The Federal Reserve and Treasury restricted dividend payments even though funds received under the Troubled Asset Relief Program (TARP) have been paid back, and at a profit. We have not sold this troubled sector, for we feel the next two years will see a rebound of profits and a resumption of dividends.

Our selections in information technology were bothered by the unforeseen departure of Hewlett-Packard’s chairman, Nokia’s inability to create a smartphone, and Microsoft’s poor price action.

Our portfolio positioning
We feel that our exposure to banks and industrials will serve us well in catching up after 2010.

James P. Barrow, Executive Director Barrow, Hanley, Mewhinney & Strauss, LLC
January 18, 2011

Significant Portfolio Changes:
Period Ended December 31, 2010

New Positions	Comments
Vodafone Group PLC	We initiated a position, anticipating market recognition of the company’s large portfolio of investments.
Xerox	This holding seems to have gotten its house in order in the
copier business, and its acquisition of ACS seems to be a
game-changer.

Closed Positions	Comments
Duke Energy	We sold this holding at a price that seems to adequately reflect its long-term potential.

2

Vanguard Diversified Value Portfolio

Portfolio Profile
As of December 31, 2010

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	48	668	3,893
Median Market Cap	$45.5B	$36.6B	$29.6B
Price/Earnings Ratio	15.0x	16.5x	18.3x
Price/Book Ratio	1.9x	1.6x	2.2x
Yield[3]	1.7%	2.2%	1.7%
Return on Equity	19.6%	14.8%	18.8%
Earnings Growth Rate	1.9%	0.8%	6.2%
Foreign Holdings	8.5%	0.0%	0.0%
Turnover Rate	12%	—	—
Expense Ratio[4]	0.42%	—	—
Short-Term Reserves	2.7%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.95
Beta	0.95	0.97

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	5.2%	7.7%	11.9%
Consumer Staples	12.2	9.9	9.5
Energy	10.8	12.5	10.6
Financials	21.2	27.7	16.6
Health Care	12.5	12.5	10.7
Industrials	13.4	9.1	11.4
Information
Technology	13.7	5.5	18.9
Materials	2.6	3.1	4.5
Telecommunication
Services	3.3	5.2	2.7
Utilities	5.1	6.8	3.2

Ten Largest Holdings[5] (% of total net assets)

Occidental	Integrated
Petroleum Corp.	Oil & Gas	3.6%
ConocoPhillips	Integrated
	Oil & Gas	3.6
Philip Morris
International Inc.	Tobacco	3.3
Spectra Energy Corp.	Oil & Gas
	Storage &
	Transportation	3.3
International Business	IT Consulting &
Machines Corp.	Other Services	3.2
JPMorgan Chase & Co.	Diversified
	Financial Services	3.1
Wells Fargo & Co.	Diversified Banks	3.0
PNC Financial
Services Group Inc.	Regional Banks	3.0
Cooper Industries plc	Electrical
	Components &
	Equipment	3.0
Imperial Tobacco
Group plc ADR	Tobacco	2.9
Top Ten		32.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the Diversified Value Portfolio’s expense ratio was 0.40%.
5 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2000–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2010			of a $10,000
	One Year	Five Years	Ten Years	Investment
Diversified Value Portfolio	9.33%	1.83%	4.87%	$16,081
Dow Jones U.S. Total Stock Market Index	17.70	3.17	2.64	12,981
Russell 1000 Value Index	15.51	1.28	3.26	13,779
Variable Insurance Large-Cap Value
Funds Average[1]	13.63	1.37	2.07	12,273

Fiscal-Year Total Returns (%): December 31, 2000–December 31, 2010

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Diversified Value Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.5%)
Consumer Discretionary (5.0%)
Carnival Corp.	282,700	13,035
Wyndham
Worldwide Corp.	322,480	9,662
CBS Corp. Class B	492,700	9,386
Service Corp. International	820,000	6,765
		38,848
Consumer Staples (11.9%)
Philip Morris
International Inc.	438,300	25,654
Imperial Tobacco Group
plc ADR	362,200	22,366
Diageo plc ADR	271,500	20,181
Altria Group Inc.	440,300	10,840
CVS Caremark Corp.	200,500	6,971
Sysco Corp.	184,930	5,437
		91,449
Energy (10.5%)
Occidental
Petroleum Corp.	284,600	27,919
ConocoPhillips	406,844	27,706
Spectra Energy Corp.	1,018,400	25,450
		81,075
Financials (20.8%)
JPMorgan Chase & Co.	555,950	23,583
Wells Fargo & Co.	749,100	23,215
PNC Financial Services
Group Inc.	379,972	23,072
American Express Co.	491,100	21,078
Bank of America Corp.	1,204,046	16,062
Capital One Financial Corp.	324,000	13,789
* Citigroup Inc.	2,641,600	12,495
State Street Corp.	241,700	11,200
XL Group plc Class A	372,800	8,135
* SLM Corp.	632,100	7,958
		160,587
Health Care (12.2%)
Bristol-Myers Squibb Co.	740,400	19,606
Baxter International Inc.	382,900	19,382
Pfizer Inc.	1,072,614	18,782
Quest Diagnostics Inc.	310,900	16,779
* WellPoint Inc.	211,400	12,020
Johnson & Johnson	116,900	7,230
		93,799

		Market
		Value•
	Shares	($000)
Industrials (13.1%)
Cooper Industries plc	393,000	22,908
General Electric Co.	1,043,400	19,084
Raytheon Co.	401,700	18,615
Honeywell
International Inc.	287,000	15,257
ITT Corp.	247,000	12,871
Illinois Tool Works Inc.	231,000	12,335
		101,070
Information Technology (13.3%)
International Business
Machines Corp.	166,400	24,421
Microsoft Corp.	761,700	21,267
Hewlett-Packard Co.	458,600	19,307
Intel Corp.	745,300	15,674
Nokia Oyj ADR	1,322,900	13,652
Xerox Corp.	733,000	8,444
		102,765
Materials (2.5%)
EI du Pont de
Nemours & Co.	392,300	19,568

Telecommunication Services (3.2%)
Vodafone Group plc ADR	361,800	9,562
Verizon
Communications Inc.	216,560	7,748
AT&T Inc.	256,827	7,546
		24,856
Utilities (5.0%)
Dominion Resources Inc.	383,600	16,388
CenterPoint Energy Inc.	771,500	12,128
Entergy Corp.	139,000	9,845
		38,361
Total Common Stocks
(Cost $771,587)		752,378

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (2.7%)
Money Market Fund (2.7%)
1 Vanguard Market
Liquidity Fund, 0.211%
(Cost $20,509)	20,509,121	20,509
Total Investments (100.2%)
(Cost $792,096)		772,887
Other Assets and Liabilities (–0.2%)
Other Assets		1,567
Liabilities		(3,180)
		(1,613)
Net Assets (100%)
Applicable to 62,531,105 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		771,274
Net Asset Value Per Share		$12.33

At December 31, 2010, net assets consisted of:
		Amount
		($000)
Paid-in Capital		827,392
Undistributed Net Investment Income		13,871
Accumulated Net Realized Losses		(50,780)
Unrealized Appreciation (Depreciation)		(19,209)
Net Assets		771,274

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Diversified Value Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Dividends	18,289
Interest[1]	43
Security Lending	86
Total Income	18,418
Expenses
Investment Advisory Fees—Note B
Basic Fee	903
Performance Adjustment	(111)
The Vanguard Group—Note C
Management and Administrative	1,871
Marketing and Distribution	173
Custodian Fees	6
Auditing Fees	24
Shareholders’ Reports	20
Trustees’ Fees and Expenses	1
Total Expenses	2,887
Net Investment Income	15,531
Realized Net Gain (Loss) on
Investment Securities Sold	4,821
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	44,301
Net Increase (Decrease) in Net Assets
Resulting from Operations	64,653

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,531	17,731
Realized Net Gain (Loss)	4,821	(24,692)
Change in Unrealized Appreciation (Depreciation)	44,301	157,168
Net Increase (Decrease) in Net Assets Resulting from Operations	64,653	150,207
Distributions
Net Investment Income	(18,016)	(24,959)
Realized Capital Gain	—	—
Total Distributions	(18,016)	(24,959)
Capital Share Transactions
Issued	87,325	87,189
Issued in Lieu of Cash Distributions	18,016	24,959
Redeemed	(99,148)	(112,651)
Net Increase (Decrease) from Capital Share Transactions	6,193	(503)
Total Increase (Decrease)	52,830	124,745
Net Assets
Beginning of Period	718,444	593,699
End of Period[2]	771,274	718,444

1 Interest income from an affiliated company of the portfolio was $43,000.
2 Net Assets—End of Period includes undistributed net investment income of $13,871,000 and $16,356,000.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Diversified Value Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.55	$9.57	$16.33	$16.53	$14.37
Investment Operations
Net Investment Income	.249	.303	.410	.360	.370[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.821	2.097	(5.960)	.280	2.270
Total from Investment Operations	1.070	2.400	(5.550)	.640	2.640
Distributions
Dividends from Net Investment Income	(.290)	(.420)	(.390)	(.310)	(.290)
Distributions from Realized Capital Gains	—	—	(.820)	(.530)	(.190)
Total Distributions	(.290)	(.420)	(1.210)	(.840)	(.480)
Net Asset Value, End of Period	$12.33	$11.55	$9.57	$16.33	$16.53

Total Return	9.33%	26.92%	–36.14%	3.93%	18.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$771	$718	$594	$1,030	$926
Ratio of Total Expenses to
Average Net Assets[2]	0.40%	0.42%	0.37%	0.40%	0.40%
Ratio of Net Investment Income to
Average Net Assets	2.15%	2.95%	3.05%	2.24%	2.46%
Portfolio Turnover Rate	12%	24%	15%	21%	25%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.02%), 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Diversified Value Portfolio

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the MSCI Prime Market 750 Index. For the year ended December 31, 2010, the investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before a decrease of $111,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $126,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2010, 100% of the portfolio’s investments were valued based on Level 1 inputs.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

8

Vanguard Diversified Value Portfolio

For tax purposes, at December 31, 2010, the portfolio had $15,287,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $50,752,000 to offset future net capital gains of $30,881,000 through December 31, 2016, $6,738,000 through December 31, 2017, and $13,133,000 through December 31, 2018.

At December 31, 2010, the cost of investment securities for tax purposes was $792,096,000. Net unrealized depreciation of investment securities for tax purposes was $19,209,000, consisting of unrealized gains of $104,245,000 on securities that had risen in value since their purchase and $123,454,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2010, the portfolio purchased $83,746,000 of investment securities and sold $82,075,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	7,535	8,992
Issued in Lieu of Cash Distributions	1,501	3,070
Redeemed	(8,705)	(11,923)
Net Increase (Decrease) in Shares Outstanding	331	139

H. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

9

Vanguard Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Diversified Value Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2011

Special 2010 tax information (unaudited) for corporate shareholders only for Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2010, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 96.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

10

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,198.25	$2.16
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.24	1.99

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

11

Vanguard® Equity Income Portfolio

Vanguard Equity Income Portfolio returned 14.71% for the 12 months ended December 31, a bit above the return of its benchmark index and a bit below its peer-group average. The portfolio benefited from strength among manufacturers, energy producers, and other makers of the economy’s basic building blocks. Weak spots included health care stocks.

At the end of December, the portfolio’s 30-day SEC yield stood at 2.22%, about half a percentage point higher than the same measure for the broad U.S. stock market.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A happy turnabout for dividends
Vanguard Equity Income Portfolio’s strategy is as simple as it is disciplined: Invest in high-quality, attractively valued companies with higher-than-market dividend yields in order to deliver regular income to shareholders. During the financial crisis, this strategy took a hit as banks, industrial conglomerates, and other rich sources of dividend income cut payouts to protect their balance sheets.

Since then, buoyed by powerful growth in profits and aggressive efforts to burnish their balance sheets, corporations have begun to restore—and even raise—dividends. These dynamics have been reflected in the strong returns of Vanguard Equity Income Portfolio, both in 2009 and 2010. Although the portfolio’s 14.71% return for this year was a few steps behind that of the broad market, it was consistent with the more moderate gains among large-capitalization stocks. The portfolio earned strong absolute returns in sectors that are keenly sensitive to the rhythms of the business cycle. Materials, industrial, consumer discretionary, and energy stocks, for example, produced impressive double-digit gains as the economy seemed to grind into gear.

Weaker performers included health care stocks, particularly medical device makers that are wrestling with challenges in their product portfolios and uncertainty on the regulatory front, and technology and utilities stocks.

A simple strategy, respectable returns
For the decade ended December 31, Vanguard Equity Income Portfolio had an average annual return of 3.62%, a bit below the return of its benchmark index, which is unburdened by transaction and operating costs, and a bit higher than the average return of competing funds. That ten-year return is low compared with the stock market’s historical average, but the past decade includes two of the worst bear markets on record. Over time, we would expect the Equity Income Portfolio’s disciplined income-oriented strategy to generate returns more in line with the broad stock market’s historical averages.

Total Returns
		Ten Years Ended
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard Equity Income Portfolio	14.71%	3.62%
Spliced Equity Income Index[1]	14.36	3.85
Variable Insurance Equity Income Funds Average[2]	14.98	2.90

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.35%	0.88%

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the Equity Income Portfolio’s expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Equity Income Portfolio

Advisors’ Report

For the 12 months ended December 31, 2010, the Equity Income Portfolio returned 14.71%. The FTSE High Dividend Yield Index returned 14.36%, while variable insurance equity income peer funds returned an average of 14.98%. The portfolio’s performance reflected the combined efforts of its two independent advisors. The use of multiple advisors provides exposure to distinct yet complementary investment approaches, enhancing the portfolio’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during 2010 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on January 18, 2011.

Wellington Management Company, llp

Portfolio Manager:
W. Michael Reckmeyer, III, CFA, Senior Vice President

As we enter 2011, U.S. economic growth appears to be accelerating because of the recently passed tax legislation, improving consumer confidence, and a better capital spending outlook. Additionally, improving employment growth should boost consumer income, which is critical for sustained economic growth.

Corporate earnings have been strong owing to aggressive cost cutting and improving revenues. The economic outlook should enable corporations to grow revenues at a moderate pace and, combined with strong operating leverage due to their slimmed-down cost structure, should help drive attractive earnings growth.

Global economic growth remains solid, largely driven by the emerging economies. The key driver is China, and while the risk continues that Chinese economic activity could unravel, our belief is that China will successfully navigate any issues that lie ahead. European growth remains mixed, with Germany experiencing stronger growth while other countries, such as Greece and Spain, struggle with their deficit issues.

Over the past 12 months, we sold several low-yielding stocks that reached our target prices, such as Texas Instruments, Ingersoll Rand, and Unum, and reinvested the proceeds into names with more attractive dividend yields and better upside potential. Also among our largest sales were BP, Aflac, and Nestlé; the former two were sold because of eroding fundamentals and the latter as it reached our target price.

Our largest purchases included energy producers Exxon Mobil and Chevron, insurance broker Marsh & McLennan, and security provider Tyco International.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	63	297	Employs a fundamental approach to identify desirable
Company, llp			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Quantitative	35	166	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Cash Investments	2	11	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Equity Income Portfolio

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

Equity market returns fluctuated wildly throughout the year. For the first half, driven by concerns over the European debt crisis, Chinese economic growth, and various uncertainties here in the United States, prices fell around 6%. Then, beginning in September, the U.S. market kicked into gear as economic, corporate, and political news motivated buyers to bid up prices, resulting in a yearly gain of more than 17%. Higher-dividend-yielding stocks, the focus of your investment in the Equity Income Portfolio, returned 14.4% as measured by the FTSE High Dividend Yield Index. Returns in this area of the equity market were led by consumer discretionary, materials, and industrial companies. Health care, technology, and utility returns were the laggards.

Overall, our company evaluation process added value during this period, as our valuation and management decision indicators accurately identified the outperformers from the underperformers. While both our growth and quality indicators were neutral, our momentum model was negative and detracted from our overall results. At the stock level, selection results were strongest in the consumer staples and materials sectors. In consumer staples, selections including Hershey Foods and Sara Lee added most to our returns. In the materials category, Lubrizol and DuPont were the largest contributors to our relative results. On the other hand, our selection results in the consumer discretionary and utility sectors held back our overall return. H&R Block, McGraw-Hill, Dominion Resources, and PG&E did not perform as we expected.

Although signs of a stable economic recovery are beginning to show, market uncertainty and volatility may be with us for the near term. As always, we remain committed to a portfolio of companies with lower relative price/earnings and price/cash flow ratios, growth rates near the market, a higher return on equity, quality balance sheets, and positive market sentiment. We believe this “growth at a reasonable price” approach to building a portfolio, combined with a disciplined risk control framework, offers an attractive profile that the market will reward in the long term. We thank you for your investment and trust and we look forward to reporting to you on our performance for 2011.

3

Vanguard Equity Income Portfolio

Portfolio Profile
As of December 31, 2010

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	149	441	3,893
Median Market Cap	$59.4B	$73.5B	$29.6B
Price/Earnings Ratio	14.0x	14.7x	18.3x
Price/Book Ratio	2.2x	2.4x	2.2x
Yield[3]	2.2%	3.3%	1.7%
Return on Equity	21.3%	22.5%	18.8%
Earnings Growth Rate	2.8%	3.1%	6.2%
Foreign Holdings	4.3%	0.0%	0.0%
Turnover Rate	40%	—	—
Expense Ratio[4]	0.35%	—	—
Short-Term Reserves	0.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[5]	Broad Index[2]
R-Squared	0.99	0.93
Beta	0.92	0.87

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	8.1%	6.5%	11.9%
Consumer Staples	15.6	19.4	9.5
Energy	13.6	13.2	10.6
Financials	11.4	5.9	16.6
Health Care	11.4	12.7	10.7
Industrials	14.8	15.6	11.4
Information
Technology	9.3	9.3	18.9
Materials	4.9	3.4	4.5
Telecommunication
Services	4.0	5.8	2.7
Utilities	6.9	8.2	3.2

Ten Largest Holdings[6] (% of total net assets)

Chevron Corp.	Integrated
	Oil & Gas	4.1%
Exxon Mobil Corp.	Integrated
	Oil & Gas	4.0
Johnson & Johnson	Pharmaceuticals	3.3
AT&T Inc.	Integrated
	Telecommunication
	Services	2.9
Microsoft Corp.	Systems Software	2.9
Pfizer Inc.	Pharmaceuticals	2.7
General Electric Co.	Industrial
	Conglomerates	2.6
Merck & Co. Inc.	Pharmaceuticals	2.6
3M Co.	Industrial
	Conglomerates	2.4
Philip Morris
International Inc.	Tobacco	2.3
Top Ten		29.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the Equity Income Portfolio’s expense ratio was 0.35%.
5 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
6 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2000–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2010			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Income Portfolio	14.71%	3.15%	3.62%	$14,266
Dow Jones U.S. Total Stock Market Index	17.70	3.17	2.64	12,981
Spliced Equity Income Index[1]	14.36	2.44	3.85	14,591
Variable Insurance Equity Income
Funds Average[2]	14.98	1.83	2.90	13,306

Fiscal-Year Total Returns (%): December 31, 2000–December 31, 2010

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

5

Vanguard Equity Income Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.9%)[1]
Consumer Discretionary (7.8%)
Home Depot Inc.	270,500	9,484
McDonald’s Corp.	118,046	9,061
Stanley Black & Decker Inc.	80,500	5,383
Genuine Parts Co.	56,700	2,911
Mattel Inc.	88,200	2,243
Nordstrom Inc.	49,300	2,089
VF Corp.	12,600	1,086
Time Warner Inc.	32,800	1,055
Williams-Sonoma Inc.	27,300	974
Limited Brands Inc.	30,900	950
Comcast Corp.
Class A Special Shares	40,700	847
Cracker Barrel
Old Country Store Inc.	8,400	460
Cato Corp. Class A	10,900	299
Comcast Corp. Class A	7,000	154
Darden Restaurants Inc.	1,000	46
		37,042
Consumer Staples (15.2%)
Philip Morris
International Inc.	185,873	10,879
PepsiCo Inc.	133,500	8,722
Kraft Foods Inc.	199,452	6,285
Procter & Gamble Co.	95,900	6,169
Sysco Corp.	198,900	5,848
Altria Group Inc.	216,980	5,342
Kimberly-Clark Corp.	82,960	5,230
Wal-Mart Stores Inc.	96,000	5,177
General Mills Inc.	109,600	3,901
Coca-Cola Co.	54,112	3,559
Unilever NV	98,500	3,093
Reynolds American Inc.	38,500	1,256
Sara Lee Corp.	69,900	1,224
Hormel Foods Corp.	20,600	1,056
Dr Pepper Snapple
Group Inc.	28,900	1,016
Hershey Co.	20,700	976
Clorox Co.	14,800	937
Corn Products
International Inc.	10,900	501
Lorillard Inc.	5,500	451
Colgate-Palmolive Co.	4,000	321
Herbalife Ltd.	3,850	263
Del Monte Foods Co.	5,000	94
		72,300
Energy (13.2%)
Chevron Corp.	212,500	19,391
Exxon Mobil Corp.	260,800	19,070

			Market
			Value•
		Shares	($000)
	ConocoPhillips	151,020	10,284
	Occidental Petroleum Corp.	62,700	6,151
	Marathon Oil Corp.	121,400	4,495
	Total SA ADR	56,100	3,000
			62,391
Exchange-Traded Fund (1.2%)
2	Vanguard Value ETF	104,300	5,562

Financials (10.8%)
	Marsh &
	McLennan Cos. Inc.	293,200	8,016
	JPMorgan Chase & Co.	118,100	5,010
	Chubb Corp.	83,160	4,960
	M&T Bank Corp.	48,400	4,213
	ACE Ltd.	63,900	3,978
	PNC Financial Services
	Group Inc.	63,900	3,880
	BlackRock Inc.	20,000	3,812
	Wells Fargo & Co.	109,400	3,390
	Toronto-Dominion Bank	37,300	2,772
	National Bank of Canada	28,700	1,979
	Credit Suisse Group
	AG ADR	42,700	1,725
	Travelers Cos. Inc.	28,100	1,565
	Ameriprise Financial Inc.	17,100	984
	RenaissanceRe Holdings Ltd.	15,200	968
	New York Community
	Bancorp Inc.	48,800	920
	Allied World Assurance Co.
	Holdings Ltd.	14,600	868
	Endurance Specialty
	Holdings Ltd.	16,000	737
	Validus Holdings Ltd.	15,500	474
	Axis Capital Holdings Ltd.	8,600	309
	American Express Co.	6,800	292
	Hudson City Bancorp Inc.	16,700	213
	Dime Community
	Bancshares Inc.	10,000	146
			51,211
Health Care (11.0%)
	Johnson & Johnson	256,686	15,876
	Pfizer Inc.	735,128	12,872
	Merck & Co. Inc.	337,974	12,181
	AstraZeneca plc ADR	66,800	3,085
	Bristol-Myers Squibb Co.	81,660	2,162
	Eli Lilly & Co.	57,520	2,016
	Abbott Laboratories	27,200	1,303
	Cardinal Health Inc.	33,000	1,264
	Hill-Rom Holdings Inc.	12,000	472
	Medtronic Inc.	9,400	349
	Owens & Minor Inc.	10,350	305

		Market
		Value•
	Shares	($000)
Baxter International Inc.	4,900	248
National Healthcare Corp.	3,591	166
		52,299
Industrials (14.5%)
General Electric Co.	680,152	12,440
3M Co.	130,900	11,297
Eaton Corp.	62,700	6,365
Illinois Tool Works Inc.	107,100	5,719
Waste Management Inc.	145,300	5,357
Tyco International Ltd.	121,900	5,052
Republic Services Inc.
Class A	116,200	3,470
Caterpillar Inc.	26,300	2,463
Honeywell International Inc.	32,000	1,701
Schneider Electric SA	10,646	1,602
PACCAR Inc.	27,000	1,550
Northrop Grumman Corp.	21,668	1,404
United Parcel Service Inc.
Class B	17,900	1,299
Rockwell Automation Inc.	16,800	1,205
United Technologies Corp.	15,300	1,204
Deere & Co.	11,650	968
Parker Hannifin Corp.	11,200	967
CSX Corp.	14,900	963
Pitney Bowes Inc.	39,700	960
Raytheon Co.	16,300	755
RR Donnelley & Sons Co.	42,690	746
Boeing Co.	7,400	483
Emerson Electric Co.	7,200	412
Timken Co.	3,300	157
Deluxe Corp.	4,100	94
		68,633
Information Technology (8.9%)
Microsoft Corp.	495,400	13,832
Intel Corp.	477,100	10,033
Analog Devices Inc.	164,400	6,193
Maxim Integrated
Products Inc.	152,600	3,604
Xilinx Inc.	102,800	2,979
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	163,500	2,050
Tyco Electronics Ltd.	39,400	1,395
Accenture plc Class A	26,200	1,271
Applied Materials Inc.	56,000	787
Texas Instruments Inc.	4,372	142
		42,286
Materials (4.7%)
EI du Pont de
Nemours & Co.	105,591	5,267
Sherwin-Williams Co.	62,200	5,209
PPG Industries Inc.	42,600	3,581
Nucor Corp.	72,000	3,155
Packaging Corp. of America	101,100	2,612
Eastman Chemical Co.	13,030	1,096
Lubrizol Corp.	8,700	930
Valspar Corp.	13,600	469
International Flavors &
Fragrances Inc.	2,800	156
		22,475

6

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Telecommunication Services (3.8%)
AT&T Inc.	474,160	13,931
Verizon
Communications Inc.	108,302	3,875
Qwest Communications
International Inc.	42,876	326
		18,132
Utilities (6.8%)
Dominion Resources Inc.	77,850	3,326
Xcel Energy Inc.	138,900	3,271
PG&E Corp.	62,500	2,990
UGI Corp.	87,500	2,763
Northeast Utilities	80,900	2,579
NextEra Energy Inc.	47,940	2,492
American Electric
Power Co. Inc.	64,800	2,332
Exelon Corp.	39,700	1,653
Entergy Corp.	17,100	1,211
PPL Corp.	38,600	1,016
DTE Energy Co.	21,200	961
CMS Energy Corp.	49,900	928
Alliant Energy Corp.	25,200	927
Ameren Corp.	32,600	919
Pinnacle West Capital Corp.	22,000	912
NiSource Inc.	50,600	892
Portland General Electric Co.	39,500	857
Unisource Energy Corp.	18,166	651
Southwest Gas Corp.	9,939	364
DPL Inc.	13,500	347
Atmos Energy Corp.	10,800	337
IDACORP Inc.	6,400	237
Oneok Inc.	1,837	102
PNM Resources Inc.	7,000	91
		32,158
Total Common Stocks
(Cost $435,526)		464,489

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (2.2%)[1]
Money Market Fund (0.8%)
3	Vanguard Market
	Liquidity Fund,
	0.211%	3,701,811	3,702

		Face
		Amount
		($000)
Repurchase Agreement (0.8%)
	UBS Securities LLC
	0.200%, 1/3/11
	(Dated 12/31/10,
	Repurchase Value
	$3,900,000, collateralized
	by Federal National
	Mortgage Assn., 3.500%,
	12/1/20)	3,900	3,900

U.S. Government and Agency Obligations (0.6%)
[4,5]	Fannie Mae
	Discount Notes,
	0.250%, 3/28/11	1,000	1,000
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.260%, 3/23/11	100	100
4	Freddie Mac
	Discount Notes,
	0.240%, 3/7/11	10	10
[4,5]	Freddie Mac
	Discount Notes,
	0.271%, 6/7/11	1,500	1,498
[4,5]	Freddie Mac
	Discount Notes,
	0.281%, 6/21/11	30	30
			2,638
Total Temporary Cash Investments
(Cost $10,240)			10,240
Total Investments (100.1%)
(Cost $445,766)			474,729
Other Assets and Liabilities (–0.1%)
Other Assets			3,961
Liabilities			(4,252)
			(291)
Net Assets (100%)
Applicable to 32,107,898 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			474,438
Net Asset Value Per Share			$14.78

At December 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	501,908
Undistributed Net Investment Income	10,591
Accumulated Net Realized Losses	(67,026)
Unrealized Appreciation (Depreciation)
Investment Securities	28,963
Futures Contracts	2
Net Assets	474,438

• See Note A in Notes to Financial Statements.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.3% and 0.8%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $2,628,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Dividends[1,2]	13,281
Interest[1]	30
Security Lending	20
Total Income	13,331
Expenses
Investment Advisory Fees—Note B
Basic Fee	388
Performance Adjustment	52
The Vanguard Group—Note C
Management and Administrative	873
Marketing and Distribution	83
Custodian Fees	30
Auditing Fees	28
Shareholders’ Reports	23
Trustees’ Fees and Expenses	1
Total Expenses	1,478
Expenses Paid Indirectly	(5)
Net Expenses	1,473
Net Investment Income	11,858
Realized Net Gain (Loss)
Investment Securities Sold[1]	8,472
Futures Contracts	1,904
Foreign Currencies	(1)
Realized Net Gain (Loss)	10,375
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	37,483
Futures Contracts	(11)
Change in Unrealized Appreciation
(Depreciation)	37,472
Net Increase (Decrease) in Net Assets
Resulting from Operations	59,705

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,858	12,096
Realized Net Gain (Loss)	10,375	(54,887)
Change in Unrealized Appreciation (Depreciation)	37,472	99,474
Net Increase (Decrease) in Net Assets Resulting from Operations	59,705	56,683
Distributions
Net Investment Income	(12,077)	(18,202)
Realized Capital Gain	—	(1,062)
Total Distributions	(12,077)	(19,264)
Capital Share Transactions
Issued	63,025	31,415
Issued in Lieu of Cash Distributions	12,077	19,264
Redeemed	(57,451)	(60,379)
Net Increase (Decrease) from Capital Share Transactions	17,651	(9,700)
Total Increase (Decrease)	65,279	27,719
Net Assets
Beginning of Period	409,159	381,440
End of Period[3]	474,438	409,159

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $131,000, $19,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $77,000.
3 Net Assets—End of Period includes undistributed net investment income of $10,591,000 and $10,811,000.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Income Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.26	$12.08	$19.79	$20.81	$18.60
Investment Operations
Net Investment Income	.374	.414	.590	.570	.540
Net Realized and Unrealized Gain (Loss)
on Investments	1.540	1.401	(6.190)	.320	3.100
Total from Investment Operations	1.914	1.815	(5.600)	.890	3.640
Distributions
Dividends from Net Investment Income	(.394)	(.600)	(.600)	(.520)	(.540)
Distributions from Realized Capital Gains	—	(.035)	(1.510)	(1.390)	(.890)
Total Distributions	(.394)	(.635)	(2.110)	(1.910)	(1.430)
Net Asset Value, End of Period	$14.78	$13.26	$12.08	$19.79	$20.81

Total Return	14.71%	16.77%	–30.91%	4.53%	20.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$474	$409	$381	$601	$601
Ratio of Total Expenses to
Average Net Assets[1]	0.35%	0.35%	0.29%	0.29%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.82%	3.36%	3.65%	2.79%	2.90%
Portfolio Turnover Rate	40%	56%	60%	61%	28%
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.01%, 0.00%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Income Portfolio

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The portfolio invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

10

Vanguard Equity Income Portfolio

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income Average for periods prior to April 1, 2008, and the new benchmark, the FTSE High Dividend Yield Index, beginning April 1, 2008. The benchmark change will be fully phased in by March 2011.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $139,000 for the year ended December 31, 2010.

For the year ended December 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before an increase of $52,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $78,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2010, these arrangements reduced the portfolio’s expenses by $5,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	462,887	1,602	—
Temporary Cash Investments	3,702	6,538	—
Futures Contracts—Liabilities[1]	(8)	—	—
Total	466,581	8,140	—
1 Represents variation margin on the last day of the reporting period.

F. At December 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2011	91	5,701	(10)
S&P 500 Index	March 2011	3	940	12

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

11

Vanguard Equity Income Portfolio

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2010, the portfolio realized net foreign currency losses of $1,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2010, the portfolio had $11,587,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $67,030,000 to offset future net capital gains through December 31, 2017.

At December 31, 2010, the cost of investment securities for tax purposes was $445,779,000. Net unrealized appreciation of investment securities for tax purposes was $28,950,000, consisting of unrealized gains of $54,403,000 on securities that had risen in value since their purchase and $25,453,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended December 31, 2010, the portfolio purchased $181,558,000 of investment securities and sold $160,645,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	4,616	2,726
Issued in Lieu of Cash Distributions	893	1,936
Redeemed	(4,251)	(5,394)
Net Increase (Decrease) in Shares Outstanding	1,258	(732)

J. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

12

Vanguard Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Equity Income Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2011

Special 2010 tax information (unaudited) for corporate shareholders only for Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2010, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

13

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,212.47	$1.95
Based on Hypothetical 5% Yearly Return	1,000.00	$1,023.44	1.79

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Vanguard® Equity Index Portfolio

For the 12 months ended December 31, 2010, Vanguard Equity Index Portfolio returned 14.91%. The portfolio’s performance was in line with that of its target index and was 1.4 percentage points ahead of the average return of competitive funds.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

2010 was another year of double-digit results
The U.S. stock market took investors for a bumpy ride on its way to a second straight year of double-digit gains. Investors in the Equity Index Portfolio felt every bounce, of course, because the portfolio is designed to closely track the performance of stocks with larger capitalizations (market value).

The volatility in 2010 reflected market participants’ fast-changing views on a variety of factors, such as the outlook for U.S. economic growth and jobs, the Federal Reserve’s big bond-buying plan, the “flash crash” of stocks in May, and the strains faced by fiscally stretched European countries. The stock market reached a low point for the year in early July, after which large-cap stocks (as measured by the S&P 500 Index) climbed by almost 25% through year-end.

Three market sectors were responsible for about half of the portfolio’s return: consumer discretionary, industrials, and energy. Some of the gains in these sectors may reflect a more positive outlook for the economy. Media companies (involved in cable TV and movies, for example) and restaurant franchises were among the major contributors to return within the consumer discretionary sector. Machinery-makers, such as manufacturers of construction, farm, and industrial equipment, were prominent within the industrials category. Stocks of the integrated oil giants helped drive the energy sector’s returns as the price of oil rose, closing the year at around $90 a barrel, up about $12 over the period.

The financial, information technology, and consumer staples sectors also notably boosted the portfolio’s return. Among financial stocks, those of insurers, real estate investment trusts, and commercial banks were leading contributors. A single stock, Apple, was a major influence on info-tech returns as its new products continued to excite consumers, while beverage- and tobacco-company stocks were significant contributors in consumer staples.

The bear market is gone, but its effects will linger
Despite the strong gains of the past two years, the Equity Index Portfolio’s longer-term record is still influenced by the unusually severe drops in stocks that came earlier, especially in 2008. This is all too obvious when you examine the table on this page. The table also shows, however, that regardless of the market turbulence over the past decade, the portfolio has fulfilled its mandate by closely tracking the return of its target index.

This is no mean feat, and it says much about the expertise and professional dedication of the portfolio’s advisor. The team at Vanguard Quantitative Equity Group has developed sophisticated techniques for managing portfolios and trading stocks based on more than 30 years of experience with index funds. The portfolio’s low costs also support its mission of capturing as much as possible of the index return.

Total Returns
		Ten Years Ended
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard Equity Index Portfolio	14.91%	1.34%
S&P 500 Index	15.06	1.41
Variable Insurance Large-Cap Core Funds Average[1]	13.50	0.40

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.19%	0.89%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the expense ratio was 0.19%.The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Equity Index Portfolio

Portfolio Profile
As of December 31, 2010

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	503	500	3,893
Median Market Cap	$47.3B	$47.3B	$29.6B
Price/Earnings Ratio	17.1x	17.1x	18.3x
Price/Book Ratio	2.2x	2.2x	2.2x
Yield[3]	1.4%	1.9%	1.7%
Return on Equity	20.2%	20.2%	18.8%
Earnings Growth Rate	6.3%	6.3%	6.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Expense Ratio[4]	0.19%	—	—
Short-Term Reserves	0.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	1.00
Beta	1.00	0.97

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	10.6%	10.6%	11.9%
Consumer Staples	10.6	10.6	9.5
Energy	12.0	12.0	10.6
Financials	16.1	16.1	16.6
Health Care	10.9	10.9	10.7
Industrials	11.0	11.0	11.4
Information Technology	18.7	18.7	18.9
Materials	3.7	3.7	4.5
Telecommunication
Services	3.1	3.1	2.7
Utilities	3.3	3.3	3.2

Ten Largest Holdings[5] (% of total net assets)

Exxon Mobil Corp.	Integrated
	Oil & Gas	3.2%
Apple Inc.	Computer
	Hardware	2.6
Microsoft Corp.	Systems Software	1.8
General Electric Co.	Industrial
	Conglomerates	1.7
Chevron Corp.	Integrated
	Oil & Gas	1.6
International Business	IT Consulting &
Machines Corp.	Other Services	1.6
Procter & Gamble Co.	Household Products	1.6
AT&T Inc.	Integrated
	Telecommunication
	Services	1.5
Johnson & Johnson	Pharmaceuticals	1.5
JPMorgan Chase & Co.	Diversified
	Financial Services	1.4
Top Ten		18.5%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the expense ratio was 0.19%.
5 The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2000–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2010			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	14.91%	2.24%	1.34%	$11,424
Dow Jones U.S. Total Stock Market Index	17.70	3.17	2.64	12,981
S&P 500 Index	15.06	2.29	1.41	11,507
Variable Insurance Large-Cap
Core Funds Average[1]	13.50	1.52	0.40	10,405

Fiscal-Year Total Returns (%): December 31, 2000–December 31, 2010

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.2%)[1]
Consumer Discretionary (10.5%)
	McDonald’s Corp.	209,844	16,108
	Walt Disney Co.	376,063	14,106
*	Amazon.com Inc.	70,443	12,680
*	Ford Motor Co.	744,078	12,493
	Comcast Corp. Class A	527,521	11,590
	Home Depot Inc.	325,485	11,411
	Target Corp.	140,625	8,456
	Time Warner Inc.	221,050	7,111
	Lowe’s Cos. Inc.	274,122	6,875
*	DIRECTV Class A	165,623	6,613
	News Corp. Class A	453,492	6,603
	NIKE Inc. Class B	75,980	6,490
	Johnson Controls Inc.	133,953	5,117
	Viacom Inc. Class B	120,147	4,759
	Starbucks Corp.	147,222	4,730
	Time Warner Cable Inc.	70,707	4,669
	Yum! Brands Inc.	93,059	4,565
	Carnival Corp.	85,425	3,939
*	priceline.com Inc.	9,721	3,884
	TJX Cos. Inc.	78,723	3,494
	Staples Inc.	143,351	3,264
	Coach Inc.	58,675	3,245
*	Kohl’s Corp.	58,071	3,156
	Omnicom Group Inc.	59,629	2,731
	CBS Corp. Class B	134,738	2,567
*	Bed Bath & Beyond Inc.	51,908	2,551
	Marriott International Inc.
	Class A	56,904	2,364
*	Discovery
	Communications Inc.
	Class A	56,332	2,349
	Starwood Hotels & Resorts
	Worldwide Inc.	37,747	2,294
	Best Buy Co. Inc.	65,412	2,243
	McGraw-Hill Cos. Inc.	60,645	2,208
	Stanley Black & Decker Inc.	32,827	2,195
	Macy’s Inc.	83,823	2,121
	Gap Inc.	87,309	1,933
	Fortune Brands Inc.	30,265	1,823
	Mattel Inc.	70,758	1,799
*	O’Reilly Automotive Inc.	27,634	1,670
	Harley-Davidson Inc.	46,836	1,624
	Cablevision Systems Corp.
	Class A	47,723	1,615
	Limited Brands Inc.	52,527	1,614
	Genuine Parts Co.	31,332	1,609
	Tiffany & Co.	25,107	1,563
	Wynn Resorts Ltd.	15,022	1,560
*	NetFlix Inc.	8,633	1,517
	Ross Stores Inc.	23,945	1,515
	JC Penney Co. Inc.	46,867	1,514
	VF Corp.	17,325	1,493
*	AutoZone Inc.	5,413	1,476
	Polo Ralph Lauren Corp.
	Class A	12,832	1,423

			Market
			Value•
		Shares	($000)
*	CarMax Inc.	44,487	1,418
	Nordstrom Inc.	33,146	1,405
	Whirlpool Corp.	15,125	1,344
	Hasbro Inc.	27,490	1,297
	Darden Restaurants Inc.	27,249	1,265
	Family Dollar Stores Inc.	25,086	1,247
	Wyndham Worldwide Corp.	35,076	1,051
	Newell Rubbermaid Inc.	57,735	1,050
	International Game
	Technology	58,543	1,036
	Expedia Inc.	40,834	1,025
*	Interpublic Group
	of Cos. Inc.	96,167	1,021
	Abercrombie & Fitch Co.	17,339	999
*	Apollo Group Inc. Class A	25,299	999
	Scripps Networks
	Interactive Inc. Class A	17,985	931
*	Urban Outfitters Inc.	25,309	906
	H&R Block Inc.	60,518	721
	Gannett Co. Inc.	46,612	703
*	GameStop Corp. Class A	29,523	675
	DR Horton Inc.	54,927	655
	Leggett & Platt Inc.	28,744	654
*,^	Sears Holdings Corp.	8,671	639
*	Harman International
	Industries Inc.	13,652	632
	DeVry Inc.	12,278	589
	Lennar Corp. Class A	31,185	585
*	Goodyear Tire & Rubber Co.	47,384	561
	Comcast Corp. Class A
	Special Shares	26,563	553
*	Pulte Group Inc.	66,185	498
	Washington Post Co.
	Class B	1,098	483
*	Big Lots Inc.	14,734	449
	RadioShack Corp.	22,340	413
*	AutoNation Inc.	12,441	351
	Meredith Corp.	7,122	247
			241,131
Consumer Staples (10.6%)
	Procter & Gamble Co.	555,906	35,761
	Coca-Cola Co.	461,202	30,333
	Philip Morris
	International Inc.	360,328	21,090
	Wal-Mart Stores Inc.	389,117	20,985
	PepsiCo Inc.	314,717	20,561
	Kraft Foods Inc.	346,943	10,932
	Altria Group Inc.	414,634	10,208
	CVS Caremark Corp.	269,876	9,384
	Colgate-Palmolive Co.	95,887	7,706
	Walgreen Co.	183,888	7,164
	Costco Wholesale Corp.	86,286	6,231
	Kimberly-Clark Corp.	81,019	5,107
	General Mills Inc.	127,228	4,528
	Archer-Daniels-Midland Co.	126,950	3,819
	Sysco Corp.	116,236	3,417
	HJ Heinz Co.	63,732	3,152

			Market
			Value•
		Shares	($000)
	Kroger Co.	126,147	2,821
	Kellogg Co.	51,218	2,616
	Mead Johnson Nutrition Co.	40,681	2,532
	Avon Products Inc.	84,971	2,469
	Lorillard Inc.	29,821	2,447
	Sara Lee Corp.	130,201	2,280
	Reynolds American Inc.	67,224	2,193
	ConAgra Foods Inc.	87,399	1,974
	Estee Lauder Cos. Inc.
	Class A	22,441	1,811
	Clorox Co.	27,587	1,746
	Safeway Inc.	74,792	1,682
	Coca-Cola Enterprises Inc.	66,865	1,674
	Dr Pepper Snapple
	Group Inc.	46,918	1,650
	Molson Coors Brewing Co.
	Class B	31,460	1,579
	JM Smucker Co.	23,802	1,563
*	Whole Foods Market Inc.	29,177	1,476
	Hershey Co.	30,697	1,447
	Brown-Forman Corp. Class B	20,426	1,422
	Campbell Soup Co.	37,930	1,318
	McCormick & Co. Inc.	26,165	1,217
	Tyson Foods Inc. Class A	58,632	1,010
*	Constellation Brands Inc.
	Class A	35,503	786
	Hormel Foods Corp.	13,630	699
	SUPERVALU Inc.	41,697	402
*	Dean Foods Co.	36,025	318
			241,510
Energy (11.9%)
	Exxon Mobil Corp.	1,001,397	73,222
	Chevron Corp.	399,649	36,468
	Schlumberger Ltd.	270,960	22,625
	ConocoPhillips	291,802	19,872
	Occidental Petroleum Corp.	161,380	15,831
	Apache Corp.	75,896	9,049
	Anadarko Petroleum Corp.	98,466	7,499
	Halliburton Co.	180,712	7,378
	Devon Energy Corp.	85,823	6,738
	National Oilwell Varco Inc.	83,343	5,605
	Marathon Oil Corp.	141,018	5,222
	Baker Hughes Inc.	85,699	4,899
	EOG Resources Inc.	50,541	4,620
	Hess Corp.	59,420	4,548
	Peabody Energy Corp.	53,385	3,416
	Chesapeake Energy Corp.	129,943	3,367
	Spectra Energy Corp.	128,268	3,205
	Noble Energy Inc.	34,643	2,982
	Williams Cos. Inc.	115,666	2,859
	Murphy Oil Corp.	38,051	2,837
	Valero Energy Corp.	112,063	2,591
*	Southwestern Energy Co.	68,596	2,568
*	Cameron International Corp.	48,057	2,438
	Consol Energy Inc.	44,706	2,179
*	FMC Technologies Inc.	23,805	2,117
	Pioneer Natural
	Resources Co.	23,014	1,998
	El Paso Corp.	139,887	1,925
*	Newfield Exploration Co.	26,638	1,921
*	Denbury Resources Inc.	79,438	1,516
	Range Resources Corp.	31,881	1,434
*	Nabors Industries Ltd.	56,731	1,331
	EQT Corp.	29,671	1,330
	QEP Resources Inc.	34,900	1,267
	Massey Energy Co.	20,059	1,076
	Helmerich & Payne Inc.	20,828	1,010
	Sunoco Inc.	24,014	968

4

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Diamond Offshore
	Drilling Inc.	13,676	915
*	Rowan Cos. Inc.	24,858	868
	Cabot Oil & Gas Corp.	20,463	775
*	Tesoro Corp.	27,963	518
			272,987
Financials (15.9%)
	JPMorgan Chase & Co.	776,362	32,933
	Wells Fargo & Co.	1,042,304	32,301
*	Citigroup Inc.	5,768,764	27,286
	Bank of America Corp.	2,002,753	26,717
*	Berkshire Hathaway Inc.
	Class B	312,158	25,007
	Goldman Sachs Group Inc.	101,570	17,080
	US Bancorp	381,017	10,276
	American Express Co.	208,018	8,928
	Morgan Stanley	300,438	8,175
	MetLife Inc.	180,039	8,001
	Bank of New York
	Mellon Corp.	246,409	7,442
	PNC Financial Services
	Group Inc.	104,510	6,346
	Simon Property Group Inc.	58,225	5,793
	Prudential Financial Inc.	96,479	5,664
	Aflac Inc.	93,678	5,286
	Travelers Cos. Inc.	91,205	5,081
	State Street Corp.	99,702	4,620
	CME Group Inc.	13,317	4,285
	ACE Ltd.	67,200	4,183
	Capital One Financial Corp.	90,799	3,864
	BB&T Corp.	137,830	3,624
	Chubb Corp.	60,380	3,601
	Allstate Corp.	106,505	3,395
	Charles Schwab Corp.	197,009	3,371
	T Rowe Price Group Inc.	50,753	3,276
	Franklin Resources Inc.	28,982	3,223
	AON Corp.	65,300	3,004
	Marsh & McLennan Cos. Inc.	107,492	2,939
	Equity Residential	56,304	2,925
	SunTrust Banks Inc.	98,952	2,920
	Ameriprise Financial Inc.	49,427	2,845
	Public Storage	27,699	2,809
	Vornado Realty Trust	32,201	2,683
	Northern Trust Corp.	47,961	2,658
	HCP Inc.	72,045	2,651
	Progressive Corp.	131,779	2,618
*	Berkshire Hathaway Inc.
	Class A	21	2,529
	Loews Corp.	62,541	2,433
	Boston Properties Inc.	27,787	2,392
	Host Hotels & Resorts Inc.	132,318	2,365
	Hartford Financial
	Services Group Inc.	87,985	2,331
	Fifth Third Bancorp	157,649	2,314
	Invesco Ltd.	92,082	2,215
	Principal Financial Group Inc.	63,685	2,074
	M&T Bank Corp.	23,608	2,055
	Weyerhaeuser Co.	106,076	2,008
	Discover Financial Services	107,757	1,997
	AvalonBay Communities Inc.	16,927	1,905
	Lincoln National Corp.	62,950	1,751
	Regions Financial Corp.	248,608	1,740
*	IntercontinentalExchange Inc.	14,589	1,738
	Ventas Inc.	31,111	1,633
	ProLogis	112,195	1,620
*	American International
	Group Inc.	27,608	1,591
	NYSE Euronext	51,901	1,556
	Unum Group	64,123	1,553

			Market
			Value•
		Shares	($000)
	KeyCorp	174,937	1,548
	Comerica Inc.	35,128	1,484
	Kimco Realty Corp.	80,650	1,455
	XL Group plc Class A	64,043	1,397
	Health Care REIT Inc.	28,731	1,369
	Hudson City Bancorp Inc.	104,604	1,333
*	Genworth Financial Inc.
	Class A	97,289	1,278
*	SLM Corp.	95,535	1,203
	Plum Creek Timber Co. Inc.	31,769	1,190
*	CB Richard Ellis Group Inc.
	Class A	57,744	1,183
	Huntington Bancshares Inc.	170,745	1,173
	Leucadia National Corp.	39,181	1,143
	Legg Mason Inc.	30,324	1,100
	Moody’s Corp.	40,154	1,066
	People’s United Financial Inc.	73,126	1,025
	Cincinnati Financial Corp.	31,929	1,012
	Torchmark Corp.	15,904	950
	Zions Bancorporation	35,235	854
	Assurant Inc.	20,901	805
	Marshall & Ilsley Corp.	103,715	718
*	NASDAQ OMX Group Inc.	29,517	700
*	E*Trade Financial Corp.	39,071	625
*	First Horizon National Corp.	51,652	608
	Apartment Investment &
	Management Co.	23,013	595
	Federated Investors Inc.
	Class B	17,897	468
	Janus Capital Group Inc.	36,033	467
			364,359
Health Care (10.8%)
	Johnson & Johnson	545,380	33,732
	Pfizer Inc.	1,590,664	27,853
	Merck & Co. Inc.	611,810	22,050
	Abbott Laboratories	306,998	14,708
*	Amgen Inc.	187,712	10,305
	Bristol-Myers Squibb Co.	339,924	9,001
	Medtronic Inc.	214,520	7,957
	UnitedHealth Group Inc.	218,448	7,888
	Eli Lilly & Co.	201,600	7,064
	Baxter International Inc.	115,807	5,862
*	Gilead Sciences Inc.	161,293	5,845
*	Express Scripts Inc.	104,726	5,660
*	Celgene Corp.	93,554	5,533
*	Medco Health Solutions Inc.	84,293	5,165
*	WellPoint Inc.	78,572	4,468
*	Thermo Fisher Scientific Inc.	78,939	4,370
	Allergan Inc.	61,139	4,198
	Becton Dickinson and Co.	45,653	3,859
*	Genzyme Corp.	51,517	3,668
	Stryker Corp.	67,602	3,630
	McKesson Corp.	50,344	3,543
*	Biogen Idec Inc.	47,556	3,189
*	St. Jude Medical Inc.	68,179	2,915
*	Agilent Technologies Inc.	68,545	2,840
	Cardinal Health Inc.	69,069	2,646
	Aetna Inc.	79,236	2,418
*	Boston Scientific Corp.	300,662	2,276
*	Zimmer Holdings Inc.	39,522	2,122
*	Life Technologies Corp.	36,854	2,045
*	Intuitive Surgical Inc.	7,804	2,012
	CIGNA Corp.	53,546	1,963
	AmerisourceBergen Corp.
	Class A	54,820	1,871
*	Hospira Inc.	33,117	1,844
*	Mylan Inc.	86,479	1,827
*	Humana Inc.	33,228	1,819
*	Forest Laboratories Inc.	56,768	1,815

			Market
			Value•
		Shares	($000)
*	Laboratory Corp. of
	America Holdings	20,239	1,779
	CR Bard Inc.	18,364	1,685
*	Varian Medical
	Systems Inc.	23,872	1,654
	Quest Diagnostics Inc.	28,880	1,559
*	Waters Corp.	18,107	1,407
*	DaVita Inc.	19,302	1,341
*	Cerner Corp.	14,094	1,335
*	Watson Pharmaceuticals Inc.	24,961	1,289
*	CareFusion Corp.	44,175	1,135
	DENTSPLY International Inc.	28,104	960
*	Cephalon Inc.	14,801	914
*	Coventry Health Care Inc.	29,171	770
*	Tenet Healthcare Corp.	94,754	634
	PerkinElmer Inc.	23,136	597
	Patterson Cos. Inc.	18,860	578
			247,598
Industrials (10.9%)
	General Electric Co.	2,115,817	38,698
	United Technologies Corp.	183,419	14,439
	United Parcel Service Inc.
	Class B	196,386	14,254
	3M Co.	141,998	12,254
	Caterpillar Inc.	126,114	11,812
	Boeing Co.	145,697	9,508
	Union Pacific Corp.	97,797	9,062
	Emerson Electric Co.	149,551	8,550
	Honeywell International Inc.	154,969	8,238
	Deere & Co.	84,205	6,993
	FedEx Corp.	62,562	5,819
	General Dynamics Corp.	75,032	5,324
	Illinois Tool Works Inc.	99,006	5,287
	Danaher Corp.	106,570	5,027
	CSX Corp.	74,599	4,820
	Norfolk Southern Corp.	72,461	4,552
	Cummins Inc.	39,284	4,322
	PACCAR Inc.	72,444	4,160
	Lockheed Martin Corp.	58,646	4,100
	Tyco International Ltd.	97,799	4,053
	Precision Castparts Corp.	28,412	3,955
	Northrop Grumman Corp.	58,080	3,762
	Waste Management Inc.	94,149	3,471
	Raytheon Co.	73,504	3,406
	Eaton Corp.	33,366	3,387
	Ingersoll-Rand plc	64,400	3,033
	Parker Hannifin Corp.	31,926	2,755
	CH Robinson Worldwide Inc.	32,882	2,637
	Fluor Corp.	35,476	2,351
	Expeditors International
	of Washington Inc.	42,058	2,296
	Goodrich Corp.	24,962	2,198
	Dover Corp.	37,168	2,172
	Rockwell Automation Inc.	28,056	2,012
	Southwest Airlines Co.	147,889	1,920
	ITT Corp.	36,349	1,894
	Republic Services Inc.
	Class A	60,802	1,816
	Rockwell Collins Inc.	31,161	1,815
	Fastenal Co.	29,241	1,752
	WW Grainger Inc.	11,753	1,623
	L-3 Communications
	Holdings Inc.	22,481	1,585
	Roper Industries Inc.	18,757	1,434
*	Stericycle Inc.	17,012	1,377
	Flowserve Corp.	11,048	1,317
	Textron Inc.	54,590	1,291
	Pall Corp.	22,912	1,136

5

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
*	Jacobs Engineering
	Group Inc.	24,772	1,136
	Iron Mountain Inc.	39,608	991
	Pitney Bowes Inc.	40,458	978
	Avery Dennison Corp.	21,608	915
	Masco Corp.	70,555	893
	Robert Half
	International Inc.	29,039	889
	Equifax Inc.	24,620	876
*	Quanta Services Inc.	42,694	850
	Dun & Bradstreet Corp.	9,867	810
	Cintas Corp.	26,050	728
	RR Donnelley & Sons Co.	40,559	709
	Snap-On Inc.	11,436	647
	Ryder System Inc.	10,303	542
*	Raytheon Co. Warrants Exp.
	06/16/2011	727	6
			248,637
Information Technology (18.5%)
*	Apple Inc.	182,163	58,758
	Microsoft Corp.	1,495,103	41,743
	International Business
	Machines Corp.	246,730	36,210
*	Google Inc. Class A	49,540	29,425
	Oracle Corp.	768,707	24,061
	Intel Corp.	1,107,740	23,296
*	Cisco Systems Inc.	1,100,761	22,268
	Hewlett-Packard Co.	450,342	18,959
	QUALCOMM Inc.	321,317	15,902
*	EMC Corp.	409,206	9,371
	Texas Instruments Inc.	233,204	7,579
	Visa Inc. Class A	96,866	6,817
*	eBay Inc.	227,909	6,343
	Corning Inc.	310,400	5,997
	Automatic Data
	Processing Inc.	97,947	4,533
*	Dell Inc.	332,573	4,506
*	Cognizant Technology
	Solutions Corp. Class A	60,293	4,419
	Mastercard Inc. Class A	19,238	4,311
*	Yahoo! Inc.	258,907	4,306
*	Motorola Inc.	466,572	4,232
*	NetApp Inc.	71,773	3,945
	Broadcom Corp. Class A	90,189	3,928
*	Juniper Networks Inc.	103,971	3,839
	Applied Materials Inc.	265,359	3,728
*	Adobe Systems Inc.	103,300	3,180
	Xerox Corp.	275,517	3,174
*	Salesforce.com Inc.	23,562	3,110
*	Intuit Inc.	55,506	2,736
*	Symantec Corp.	154,980	2,594
*	Citrix Systems Inc.	37,171	2,543
	Western Union Co.	129,599	2,407
*	SanDisk Corp.	46,455	2,316
	Analog Devices Inc.	59,124	2,227
	Altera Corp.	62,100	2,210
*	F5 Networks Inc.	16,106	2,096
	Paychex Inc.	63,920	1,976
	CA Inc.	76,147	1,861
	Amphenol Corp. Class A	34,550	1,824
*	NVIDIA Corp.	114,647	1,766
*	Fiserv Inc.	29,565	1,731
*	Red Hat Inc.	37,768	1,724
*	Autodesk Inc.	45,071	1,722
*	Akamai Technologies Inc.	36,152	1,701
*	BMC Software Inc.	35,147	1,657
*	Western Digital Corp.	45,695	1,549
	Linear Technology Corp.	44,618	1,543
	Computer Sciences Corp.	30,714	1,523
	Xilinx Inc.	51,490	1,492

			Market
			Value•
		Shares	($000)
	Fidelity National Information
	Services Inc.	52,495	1,438
*	McAfee Inc.	30,500	1,412
*,^	First Solar Inc.	10,805	1,406
*	Teradata Corp.	33,322	1,372
*	Micron Technology Inc.	170,140	1,365
	KLA-Tencor Corp.	32,993	1,275
	Microchip Technology Inc.	37,107	1,269
	Harris Corp.	25,359	1,149
	VeriSign Inc.	34,164	1,116
*	Electronic Arts Inc.	65,660	1,076
*	Advanced Micro
	Devices Inc.	113,342	927
*	FLIR Systems Inc.	31,163	927
*	SAIC Inc.	57,555	913
	Jabil Circuit Inc.	38,461	773
*	LSI Corp.	125,427	751
	National Semiconductor Corp.	47,053	647
*	JDS Uniphase Corp.	43,495	630
	Molex Inc.	27,029	614
*	Monster Worldwide Inc.	25,501	603
*	Novellus Systems Inc.	18,069	584
*	Lexmark International Inc.
	Class A	15,356	535
*	Compuware Corp.	43,794	511
	Tellabs Inc.	75,158	510
*	Teradyne Inc.	35,697	501
*	MEMC Electronic
	Materials Inc.	44,418	500
	Total System Services Inc.	32,408	498
*	Novell Inc.	69,239	410
*	QLogic Corp.	21,236	361
			423,211
Materials (3.7%)
	Freeport-McMoRan
	Copper & Gold Inc.	93,529	11,232
	EI du Pont de
	Nemours & Co.	181,340	9,045
	Dow Chemical Co.	230,502	7,869
	Monsanto Co.	106,594	7,423
	Newmont Mining Corp.	97,981	6,019
	Praxair Inc.	60,848	5,809
	Air Products &
	Chemicals Inc.	42,635	3,878
	Alcoa Inc.	202,079	3,110
	Nucor Corp.	62,460	2,737
	PPG Industries Inc.	32,484	2,731
	International Paper Co.	86,620	2,360
	Ecolab Inc.	46,189	2,329
	Cliffs Natural Resources Inc.	26,936	2,101
	CF Industries Holdings Inc.	14,210	1,921
	United States Steel Corp.	28,470	1,663
	Sigma-Aldrich Corp.	24,129	1,606
	Sherwin-Williams Co.	17,760	1,487
	Ball Corp.	17,936	1,221
	Eastman Chemical Co.	14,353	1,207
	FMC Corp.	14,247	1,138
	Vulcan Materials Co.	25,277	1,121
	Allegheny Technologies Inc.	19,373	1,069
*	Owens-Illinois Inc.	32,569	1,000
	Airgas Inc.	14,879	929
	International Flavors &
	Fragrances Inc.	15,942	886
	MeadWestvaco Corp.	33,578	879
	Sealed Air Corp.	31,416	800
	Bemis Co. Inc.	21,441	700
	AK Steel Holding Corp.	21,380	350
*	Titanium Metals Corp.	17,640	303
			84,923

			Market
			Value•
		Shares	($000)
Telecommunication Services (3.1%)
	AT&T Inc.	1,173,599	34,480
	Verizon
	Communications Inc.	561,350	20,085
*	American Tower Corp.
	Class A	79,311	4,096
	CenturyLink Inc.	60,059	2,773
	Qwest Communications
	International Inc.	344,665	2,623
*	Sprint Nextel Corp.	590,688	2,499
	Frontier Communications
	Corp.	196,702	1,914
	Windstream Corp.	96,127	1,340
*	MetroPCS
	Communications Inc.	51,432	649
			70,459
Utilities (3.3%)
	Southern Co.	166,577	6,368
	Exelon Corp.	131,377	5,470
	Dominion Resources Inc.	115,696	4,942
	Duke Energy Corp.	263,117	4,686
	NextEra Energy Inc.	82,636	4,296
	PG&E Corp.	77,946	3,729
	American Electric
	Power Co. Inc.	95,384	3,432
	Public Service Enterprise
	Group Inc.	100,087	3,184
	Consolidated Edison Inc.	57,788	2,865
	Entergy Corp.	36,693	2,599
	Sempra Energy	48,718	2,557
	Progress Energy Inc.	57,953	2,520
	PPL Corp.	95,590	2,516
	Edison International	64,513	2,490
	FirstEnergy Corp.	60,290	2,232
	Xcel Energy Inc.	91,061	2,144
*	AES Corp.	130,811	1,593
	DTE Energy Co.	33,648	1,525
	Wisconsin Energy Corp.	23,263	1,369
	Ameren Corp.	47,711	1,345
	CenterPoint Energy Inc.	83,717	1,316
	Constellation Energy
	Group Inc.	39,629	1,214
	Oneok Inc.	21,006	1,165
	Northeast Utilities	35,056	1,118
	NiSource Inc.	55,272	974
*	NRG Energy Inc.	49,802	973
	SCANA Corp.	22,551	916
	Pinnacle West Capital Corp.	21,657	898
	CMS Energy Corp.	47,960	892
	Allegheny Energy Inc.	33,372	809
	Pepco Holdings Inc.	43,976	803
	TECO Energy Inc.	42,049	748
	Integrys Energy Group Inc.	15,422	748
	Nicor Inc.	9,038	451
			74,887
Total Common Stocks
(Cost $2,280,551)			2,269,702

6

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (1.3%)[1]
Money Market Fund (1.2%)
[2,3] Vanguard Market
Liquidity Fund, 0.211% 27,804,376		27,804

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae Discount Notes,
0.250%, 3/28/11	400	400
[4,5] Freddie Mac Discount Notes,
0.200%, 3/28/11	1,000	1,000
		1,400
Total Temporary Cash Investments
(Cost $29,204)		29,204
Total Investments (100.5%)
(Cost $2,309,755)		2,298,906
Other Assets and Liabilities (–0.5%)
Other Assets		4,011
Liabilities[3]		(15,752)
		(11,741)
Net Assets (100%)
Applicable to 97,292,851 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,287,165
Net Asset Value Per Share		$23.51

At December 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	2,188,561
Undistributed Net Investment Income	34,324
Accumulated Net Realized Gains	74,968
Unrealized Appreciation (Depreciation)
Investment Securities	(10,849)
Futures Contracts	161
Net Assets	2,287,165

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,633,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.9% and 0.6%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,682,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,400,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Dividends	42,387
Interest[1]	13
Security Lending	84
Total Income	42,484
Expenses
The Vanguard Group—Note B
Investment Advisory Services	194
Management and Administrative	2,985
Marketing and Distribution	535
Custodian Fees	69
Auditing Fees	26
Shareholders’ Reports	36
Trustees’ Fees and Expenses	3
Total Expenses	3,848
Net Investment Income	38,636
Realized Net Gain (Loss)
Investment Securities Sold	74,840
Futures Contracts	343
Realized Net Gain (Loss)	75,183
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	171,492
Futures Contracts	127
Change in Unrealized Appreciation
(Depreciation)	171,619
Net Increase (Decrease) in Net Assets
Resulting from Operations	285,438

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,636	39,468
Realized Net Gain (Loss)	75,183	22,867
Change in Unrealized Appreciation (Depreciation)	171,619	351,279
Net Increase (Decrease) in Net Assets Resulting from Operations	285,438	413,614
Distributions
Net Investment Income	(40,170)	(43,593)
Realized Capital Gain[2]	(22,357)	(30,515)
Total Distributions	(62,527)	(74,108)
Capital Share Transactions
Issued	339,809	312,997
Issued in Lieu of Cash Distributions	62,527	74,108
Redeemed	(306,904)	(270,521)
Net Increase (Decrease) from Capital Share Transactions	95,432	116,584
Total Increase (Decrease)	318,343	456,090
Net Assets
Beginning of Period	1,968,822	1,512,732
End of Period[3]	2,287,165	1,968,822

1 Interest income from an affiliated company of the portfolio was $11,000.
2 Includes fiscal 2010 and 2009 short-term gain distributions totaling $6,180,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $34,324,000 and $35,858,000.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.11	$17.61	$29.54	$29.66	$27.87
Investment Operations
Net Investment Income	.410	.419	.520	.530	.470
Net Realized and Unrealized Gain (Loss)
on Investments	2.678	3.931	(10.990)	.990	3.660
Total from Investment Operations	3.088	4.350	(10.470)	1.520	4.130
Distributions
Dividends from Net Investment Income	(.442)	(.500)	(.540)	(.470)	(.480)
Distributions from Realized Capital Gains	(.246)	(.350)	(.920)	(1.170)	(1.860)
Total Distributions	(.688)	(.850)	(1.460)	(1.640)	(2.340)
Net Asset Value, End of Period	$23.51	$21.11	$17.61	$29.54	$29.66

Total Return	14.91%	26.44%	–36.93%	5.38%	15.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,287	$1,969	$1,513	$2,373	$2,203
Ratio of Total Expenses to
Average Net Assets	0.19%	0.19%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.91%	2.40%	2.18%	1.82%	1.80%
Portfolio Turnover Rate	12%	11%	10%	8%	10%

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio

9

Vanguard Equity Index Portfolio

may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $369,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.15% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,269,702	—	—
Temporary Cash Investments	27,804	1,400	—
Futures Contracts—Liabilities[1]	(18)	—	—
Total	2,297,488	1,400	—
1 Represents variation margin on the last day of the reporting period.

10

Vanguard Equity Index Portfolio

D. At December 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2011	140	8,771	80
S&P 500 Index	March 2011	20	6,265	81

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2010, the portfolio had $43,564,000 of ordinary income and $69,872,000 of long-term capital gains available for distribution.

At December 31, 2010, the cost of investment securities for tax purposes was $2,309,758,000. Net unrealized depreciation of investment securities for tax purposes was $10,852,000, consisting of unrealized gains of $363,748,000 on securities that had risen in value since their purchase and $374,600,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2010, the portfolio purchased $291,107,000 of investment securities and sold $233,268,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	15,602	17,903
Issued in Lieu of Cash Distributions	2,892	4,778
Redeemed	(14,458)	(15,314)
Net Increase (Decrease) in Shares Outstanding	4,036	7,367

H. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

11

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Equity Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2011

Special 2010 tax information (unaudited) for corporate shareholders only for Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2010, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $16,177,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 93.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

12

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,231.53	$1.07
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.25	0.97

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard® Growth Portfolio

Vanguard Growth Portfolio returned 11.81% for the 12 months ended December 31, a strong absolute performance that was nevertheless something of a disappointment. The portfolio trailed its benchmark index by about 5 percentage points, and fell roughly 3.5 percentage points shy of the average return of competing portfolios. The portfolio’s most notable weakness was its selections in the financial sector.

In October, Vanguard replaced AllianceBernstein, which had managed the portfolio since 2001, with Wellington Management Company and Delaware Management Company. The seasoned growth-stock teams in these advisory firms join William Blair & Company, which has helped manage the Growth Portfolio since 2004.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s strengths were a little short on vigor
As the economy ground into gear, Vanguard Growth Portfolio earned strong returns in sectors such as industrials and consumer discretionary, which are keenly sensitive to the rhythms of the business cycle. In general, however, these strengths were less strong than they could have been. The returns of the portfolio’s holdings fell short of the returns produced by these same sectors in the market index. An outright weakness was financials. While the financial stocks in the index returned about 13%, the portfolio’s holdings recorded a loss.

Among the bright spots were the portfolio’s tech stocks, most notably Apple Computer, which accounted for more than 5% of portfolio assets at the end of the period. The stock returned 53% in 2010 as investor—and consumer—enthusiasm made Apple the second most valuable company in the U.S. stock market, as measured by market capitalization. (Exxon Mobil was first.) The portfolio also held some of the stronger performers in the energy sector, including oil equipment and service suppliers.

A poor long-term record sheds little light on the future
While the past year’s performance was uninspiring, the portfolio’s longer-term return is more disappointing. Over the past decade, the portfolio has produced an average annual return of –3.55%, badly lagging its comparative standards. Although the ten years ended December 31 represented an unusually tough period for stocks in general and growth stocks in particular, the portfolio’s performance was poor by just about any measure.

We usually advise investors to consider long-term performance as the best representation of a portfolio’s tendencies and behavior in different market environments. In this case, however, the recent addition of two new managers limits the relevance of the historical record. We’re confident that, over time, the portfolio’s advisors will be able to restore some of Vanguard Growth Portfolio’s luster.

Total Returns
		Ten Years Ended
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard Growth Portfolio	11.81%	–3.55%
Russell 1000 Growth Index	16.71	0.02
Variable Insurance Large-Cap Growth Funds Average[1]	15.37	–0.72

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.43%	0.91%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the Growth Portfolio’s expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Growth Portfolio

Advisors’ Report

The Growth Portfolio returned 11.81% for the 12 months ended December 31, 2010, compared with a 16.71% return for its benchmark, the Russell 1000 Growth Index, and the 15.37% average return of variable insurance large-cap growth funds.

The portfolio is overseen by three independent advisors. In October, near the end of the fiscal year, Wellington Management Company, llp, and Delaware Management Company, Inc. joined William Blair & Company, L.L.C., replacing AllianceBernstein L.P. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2010 and of the effect this environment had on the portfolio’s positioning. These reports were prepared on January 19, 2011.

William Blair & Company, L.L.C.

Portfolio Managers:
James Golan, CFA, Principal

John F. Jostrand, CFA, Principal

Tracy McCormick, Principal

Macroeconomic forces dominated stock market psychology in 2010, leading to high correlations among stocks and creating a challenge for fundamental investors. The pronounced shifts in sentiment resulted in relatively high volatility, especially in the first half. Through April, the equity market responded positively to continued signs of a U.S. economic recovery and stronger-than-expected earnings reports on improved sales growth. However, this trend reversed in late April, as equity markets sharply corrected in response to concerns over the sustainability of economic growth on the heels of mixed economic reports, continued European sovereign debt issues, and calls for fiscal austerity. In this environment, experts debated the possibility of a double-dip recession, which increased the downward pressures. After the summer, while volatility continued, the market rallied on above-expectation earnings, positive economic reports, and additional government quantitative easing.

In our portion of the portfolio, industrial holdings were standouts. Rockwell Automation was our best overall contributor, benefiting from a recovering economy and manufacturers looking to reduce cost and enhance productivity. Exposure to select technology stocks such as McAfee, which rallied after it announced its acquisition by Intel, was also helpful.

The weakest single stock was Baxter International, which declined unexpectedly in April on a competitive pricing issue.

We eliminated this holding. Financial stock selection was also challenging. CME’s stock declined because of lower trading volumes in its interest rate futures business; we believe the exchange should benefit from an increase in interest rate volatility and trading volume gains in other areas such as agriculture and energy.

For 2011, the U.S. economy is likely to experience moderate growth owing to a stabilized and improving macroeconomic environment. An accommodative Federal Reserve should assist asset prices, businesses, and, ultimately, wages. Another area of strength is U.S. corporations, where strong, cash-rich balance sheets remain. Capital spending

Vanguard Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair & Company, L.L.C.	36	101	Uses a fundamental investment approach in pursuit
			of superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Wellington Management	30	80	Employs proprietary fundamental research and a
Company, llp			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends, and
			that bottom-up, intensive research focused on longer-
			term fundamentals can be used to identify stocks that
			will outperform the market over time.
Delaware Management	29	77	Uses a bottom-up approach, seeking companies that
Company, Inc.			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared to the intrinsic value of
			the securities.
Cash Investments	5	13	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Growth Portfolio

cutbacks in recent years are unsustainable, and recently we have begun to see corporations become more active. A bright spot for the global economy is the continuing growth of emerging markets countries, which we believe should stay strong despite the effects of interest rate tightening.

Going forward, given the broadening recovery, we believe macroeconomic influences should subside and a more stable growth backdrop should favor stock pickers and our quality growth philosophy. Our focus will remain on deep fundamental research in order to identify durable business franchises that can leverage their competitive advantages to sustain growth leadership. We feel confident the portfolio is well-positioned in quality firms that, in our view, can deliver on earnings growth expectations in any market environment.

Wellington Management Company, llp

Portfolio Manager:
Andrew J. Shilling, CFA, Senior Vice President

U.S. equities continued their ascent in the fourth quarter, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts, strong earnings growth, and generally improving economic data.

Since early October, when we joined the portfolio, our portion has benefited from strong stock selection in information technology, consumer discretionary, and financials. Relative performance also got a boost from our decision to hold below-benchmark weights in the underperforming health care and consumer staples sectors. However, the portfolio was hurt by certain sector allocation decisions, including an underweight in the strong energy sector.

Top contributors to relative returns included National Oilwell Varco (energy), an equipment and services provider for oil and gas drilling and production operations, and Ingersoll Rand (industrials), a provider of climate control and security systems. National Oilwell Varco moved higher after the company reported better-than-expected revenue, earnings, and operating margins. The company is well-positioned to benefit from increasing demand for new and replacement high-capability drilling and well-completion equipment. Ingersoll Rand shares outperformed after the firm posted better-than-expected quarterly earnings and raised its earnings guidance for full-year 2010.

Cisco Systems (information technology) and EOG Resources (energy) were among the top relative detractors from performance. We trimmed our position in Cisco, a leading supplier of networking equipment and network management for the internet, after the company released a disappointing revenue and earnings outlook. EOG Resources, an independent oil and gas exploration and production company, reduced its production growth outlook in light of increasing delays in getting fracturing equipment on new well sites.

Despite a surge in equities during the period, a fair degree of uncertainty in the macro environment remains. We continue to focus our analysis on the individual company level, using fundamental research for early identification of firms with sustainable growth and superior business models. We believe the breadth, depth, and strength of our research resources give us an inherent advantage in identifying growth companies with high cash-flow returns on investment, strong balance sheets, experienced and proven managements, and the ability to maintain above-average growth.

Delaware Management Company, Inc.

Portfolio Managers:
Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Jeffrey S. Van Harte, CFA, Senior Vice President and CIO–Focus Growth Equity

We began managing the portfolio in early October. From that time until December 31, 2010, our performance was heavily influenced by a few stocks that lagged the market. Visa and Mastercard were both hit by government proposals to limit transaction fees for debit cards. While this issue had been an overhang throughout the year, the magnitude of the changes within the proposal and the lack of a definitive outcome (final decisions won’t be made until 2011) caused the stocks to sell off. We continue to believe that the financial impact of transaction fee changes will be minimal to the payment networks that already take a very small piece of the transaction, and therefore we added opportunistically to the combined position of Visa and Mastercard.

Apollo Group, Inc., also lagged during the period. We bought this for-profit education company after a large group sell-off caused by increased scrutiny and potential regulation of federal loans that are used by most customers of these firms. The company is currently resetting its revenue and earnings growth profile as it shifts the business focus to enrolling a more profitable customer. This change in

3

Vanguard Growth Portfolio

focus and the negative public sentiment surrounding the for-profit education sector have made for a volatile stock. We believe that Apollo will successfully navigate its strategic changes and emerge as a leaner but more profitable growth company, and therefore we continue to own the stock.

The technology sector was a meaningful contributor to performance as six of our nine holdings in that area outperformed the index, most notably Polycom, Adobe, and Apple.

Although the equity market posted a strong return in the fourth quarter, we believe investors are still uncertain about the level of future global economic growth. Given the magnitude of the decrease in global economic demand and recent market volatility, we think investor sentiment concerning economic conditions is likely to have a large effect on market movements. While fundamentals may still be trending in a positive direction (from a very low base during the global financial crisis in 2008-2009), we do not believe we are entering a typical post-recessionary boom. Rather, we believe the lingering effects of the credit crisis could lead to moderate growth, at best, and are likely to continue to result in often conflicting economic data points and a variety of fundamental outcomes dependent on the quality of a company’s business model, competitive position, and management.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can increase market share and deliver shareholder value in a variety of market environments.

4

Vanguard Growth Portfolio

Portfolio Profile
As of December 31, 2010

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	112	627	3,893
Median Market Cap	$28.2B	$39.4B	$29.6B
Price/Earnings Ratio	20.6x	18.4x	18.3x
Price/Book Ratio	3.3x	3.7x	2.2x
Yield[3]	0.3%	1.4%	1.7%
Return on Equity	21.8%	24.4%	18.8%
Earnings Growth Rate	11.6%	11.2%	6.2%
Foreign Holdings	3.4%	0.0%	0.0%
Turnover Rate	105%	—	—
Expense Ratio[4]	0.43%	—	—
Short-Term Reserves	0.5%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.94
Beta	0.98	0.94

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	15.4%	14.7%	11.9%
Consumer Staples	4.2	9.5	9.5
Energy	8.5	10.9	10.6
Financials	9.6	4.7	16.6
Health Care	9.5	9.9	10.7
Industrials	12.2	13.3	11.4
Information
Technology	35.6	30.7	18.9
Materials	3.7	5.3	4.5
Telecommunication
Services	1.3	0.9	2.7
Utilities	0.2	0.1	3.2

Ten Largest Holdings[5] (% of total net assets)

Apple Inc.	Computer Hardware	5.4%
Google Inc. Class A	Internet Software
	& Services	3.5
QUALCOMM Inc.	Communications
	Equipment	3.3
Microsoft Corp.	Systems Software	2.5
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	2.3
priceline.com Inc.	Internet Retail	1.9
CME Group Inc.	Specialized Finance	1.9
NIKE Inc. Class B	Footwear	1.9
eBay Inc.	Internet Software
	& Services	1.8
Allergan Inc.	Pharmaceuticals	1.7
Top Ten		26.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the Growth Portfolio’s expense ratio was 0.40%.
5 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2000–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2010			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth Portfolio	11.81%	1.10%	–3.55%	$6,963
Dow Jones U.S. Total Stock Market Index	17.70	3.17	2.64	12,981
Russell 1000 Growth Index	16.71	3.75	0.02	10,017
Variable Insurance Large-Cap Growth
Funds Average[1]	15.37	2.35	-0.72	9,306

Fiscal-Year Total Returns (%): December 31, 2000–December 31, 2010

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

6

Vanguard Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.0%)[1]
Consumer Discretionary (14.8%)
*	priceline.com Inc.	12,800	5,114
	NIKE Inc. Class B	58,800	5,023
	Johnson Controls Inc.	115,830	4,425
	Lowe’s Cos. Inc.	132,620	3,326
	Staples Inc.	138,100	3,144
	Yum! Brands Inc.	48,800	2,394
	Apollo Group Inc. Class A	58,500	2,310
*	Discovery
	Communications Inc.
	Class A	48,800	2,035
	McDonald’s Corp.	26,200	2,011
*	O’Reilly Automotive Inc.	28,400	1,716
	Scripps Networks
	Interactive Inc. Class A	28,662	1,483
*	Ford Motor Co.	88,130	1,480
	Harley-Davidson Inc.	31,750	1,101
	Coach Inc.	19,430	1,075
	News Corp. Class A	71,620	1,043
	Polo Ralph Lauren Corp.
	Class A	9,400	1,043
	Starbucks Corp.	18,900	607
*	Las Vegas Sands Corp.	11,350	521
*	Lululemon Athletica Inc.	2,780	190
			40,041
Consumer Staples (3.7%)
	PepsiCo Inc.	43,400	2,835
	Mead Johnson Nutrition Co.	36,800	2,291
	Walgreen Co.	53,300	2,077
	Procter & Gamble Co.	28,500	1,833
*	Green Mountain Coffee
	Roasters Inc.	32,890	1,081
			10,117
Energy (8.0%)
	Schlumberger Ltd.	73,600	6,145
	EOG Resources Inc.	42,500	3,885
	Occidental Petroleum Corp.	38,500	3,777
	National Oilwell Varco Inc.	44,100	2,966
	Apache Corp.	19,560	2,332
	Anadarko Petroleum Corp.	11,180	851
	Consol Energy Inc.	16,530	806
	Ensco plc ADR	13,950	745
			21,507
Exchange-Traded Fund (0.2%)
2	Vanguard Growth ETF	8,500	522

Financials (8.7%)
	CME Group Inc.	15,655	5,037
	Ameriprise Financial Inc.	64,900	3,735
	IntercontinentalExchange Inc.	20,800	2,478
	American Express Co.	57,600	2,472

			Market
			Value•
		Shares	($000)
	Bank of New York
	Mellon Corp.	76,300	2,304
	Goldman Sachs Group Inc.	10,640	1,789
	BlackRock Inc.	7,570	1,443
	Wells Fargo & Co.	44,760	1,387
	Hartford Financial Services
	Group Inc.	45,320	1,201
	Itau Unibanco Holding
	SA ADR	33,300	800
	Banco Santander Brasil
	SA ADR	52,840	719
	Progressive Corp.	12,500	248
			23,613
Health Care (8.8%)
	Allergan Inc.	67,270	4,620
*	Agilent Technologies Inc.	100,200	4,151
	Medco Health Solutions Inc.	61,600	3,774
	Novo Nordisk A/S ADR	24,000	2,702
*	Celgene Corp.	44,150	2,611
	Covidien plc	52,700	2,406
*	Illumina Inc.	28,300	1,793
	Perrigo Co.	21,400	1,355
	Teva Pharmaceutical
	Industries Ltd. ADR	9,500	495
			23,907
Industrials (11.6%)
	United Parcel Service Inc.
	Class B	39,290	2,852
	Rockwell Automation Inc.	34,800	2,495
	Expeditors International of
	Washington Inc.	42,100	2,299
	WW Grainger Inc.	15,700	2,168
*	Stericycle Inc.	25,500	2,063
	Goodrich Corp.	23,200	2,043
	Manpower Inc.	31,300	1,964
	Danaher Corp.	39,790	1,877
	PACCAR Inc.	31,270	1,796
	CH Robinson Worldwide Inc.	18,800	1,508
	Ingersoll-Rand plc	27,100	1,276
	Cummins Inc.	10,700	1,177
	Roper Industries Inc.	14,170	1,083
*	Jacobs Engineering
	Group Inc.	23,200	1,064
	Joy Global Inc.	12,200	1,058
	Illinois Tool Works Inc.	19,000	1,015
	Eaton Corp.	8,900	903
	Caterpillar Inc.	9,600	899
*	Siemens AG ADR	4,900	609
	Boeing Co.	7,110	464
	Precision Castparts Corp.	3,100	432
	AMETEK Inc.	10,800	424
			31,469

			Market
			Value•
		Shares	($000)
Information Technology (34.5%)
*	Apple Inc.	44,980	14,509
*	Google Inc. Class A	16,135	9,584
	QUALCOMM Inc.	179,505	8,884
	Microsoft Corp.	246,005	6,868
*	eBay Inc.	170,900	4,756
	Intuit Inc.	77,700	3,831
*	EMC Corp.	164,400	3,765
	Visa Inc. Class A	49,200	3,463
	Broadcom Corp. Class A	78,340	3,412
	Mastercard Inc. Class A	13,400	3,003
*	Citrix Systems Inc.	43,260	2,959
	Oracle Corp.	89,800	2,811
	VeriSign Inc.	82,800	2,705
	Altera Corp.	70,400	2,505
	Adobe Systems Inc.	75,200	2,315
	Teradata Corp.	47,100	1,939
*	NetApp Inc.	33,870	1,861
*	Dolby Laboratories Inc.
	Class A	27,440	1,830
	Polycom Inc.	42,600	1,660
*	Juniper Networks Inc.	39,100	1,444
*	Trimble Navigation Ltd.	36,000	1,437
*	BMC Software Inc.	26,000	1,226
	Analog Devices Inc.	31,100	1,171
	Texas Instruments Inc.	36,000	1,170
*	Cognizant Technology
	Solutions Corp. Class A	12,600	923
*	Rovi Corp.	14,300	887
*	Cisco Systems Inc.	43,580	882
	Western Union Co.	29,160	541
	Accenture plc Class A	10,470	508
*	VMware Inc. Class A	4,760	423
			93,272
Materials (3.5%)
	Praxair Inc.	27,420	2,618
	Syngenta AG ADR	41,400	2,433
	Monsanto Co.	18,270	1,272
	Mosaic Co.	15,870	1,212
	Freeport-McMoRan
	Copper & Gold Inc.	8,900	1,069
*	Rio Tinto plc ADR	10,900	781
			9,385
Telecommunication Services (1.2%)
	Crown Castle
	International Corp.	73,000	3,199
Total Common Stocks
(Cost $223,041)			257,032

7

Vanguard Growth Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (5.2%)[1]
Money Market Fund (4.8%)
3 Vanguard Market
Liquidity Fund,
0.211%	12,986,363	12,986

	Face
	Amount
	($000)
Repurchase Agreement (0.1%)
Banc of America
Securities, LLC
0.200%, 1/3/11
(Dated 12/31/10,
Repurchase Value
$200,000, collateralized
by Federal Farm
Credit Bank,
1.875%, 9/14/15)	200	200

U.S. Government and Agency Obligations (0.3%)
[4,5] Fannie Mae
Discount Notes,
0.281%, 3/31/11	1,000	1,000
Total Temporary Cash Investments
(Cost $14,185)		14,186
Total Investments (100.2%)
(Cost $237,226)		271,218
Other Assets and Liabilities (–0.2%)
Other Assets		433
Liabilities		(1,009)
		(576)
Net Assets (100%)
Applicable to 20,538,661 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		270,642
Net Asset Value Per Share		$13.18

At December 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	354,049
Undistributed Net Investment Income	727
Accumulated Net Realized Losses	(118,302)
Unrealized Appreciation (Depreciation)
Investment Securities	33,992
Futures Contracts	176
Net Assets	270,642

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.7% and 0.5%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,000,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Growth Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Dividends[1]	2,746
Interest[1]	25
Security Lending	8
Total Income	2,779
Expenses
Investment Advisory Fees—Note B
Basic Fee	296
Performance Adjustment	(55)
The Vanguard Group—Note C
Management and Administrative	628
Marketing and Distribution	45
Custodian Fees	18
Auditing Fees	27
Shareholders’ Reports	22
Trustees’ Fees and Expenses	1
Total Expenses	982
Expenses Paid Indirectly	(14)
Net Expenses	968
Net Investment Income	1,811
Realized Net Gain (Loss)
Investment Securities Sold[1]	9,385
Futures Contracts	1,345
Realized Net Gain (Loss)	10,730
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	14,932
Futures Contracts	109
Change in Unrealized Appreciation
(Depreciation)	15,041
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,582

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,811	1,813
Realized Net Gain (Loss)	10,730	(8,264)
Change in Unrealized Appreciation (Depreciation)	15,041	75,017
Net Increase (Decrease) in Net Assets Resulting from Operations	27,582	68,566
Distributions
Net Investment Income	(1,812)	(2,232)
Realized Capital Gain	—	—
Total Distributions	(1,812)	(2,232)
Capital Share Transactions
Issued	21,535	22,702
Issued in Lieu of Cash Distributions	1,812	2,232
Redeemed	(38,606)	(33,906)
Net Increase (Decrease) from Capital Share Transactions	(15,259)	(8,972)
Total Increase (Decrease)	10,511	57,362
Net Assets
Beginning of Period	260,131	202,769
End of Period[2]	270,642	260,131

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $6,000, $21,000, and $0, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $727,000 and $728,000.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.87	$8.89	$14.39	$13.15	$12.95
Investment Operations
Net Investment Income	.087[1]	.083	.090	.105	.078
Net Realized and Unrealized Gain (Loss)
on Investments	1.308	2.997	(5.490)	1.230	.170
Total from Investment Operations	1.395	3.080	(5.400)	1.335	.248
Distributions
Dividends from Net Investment Income	(.085)	(.100)	(.100)	(.095)	(.048)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.085)	(.100)	(.100)	(.095)	(.048)
Net Asset Value, End of Period	$13.18	$11.87	$8.89	$14.39	$13.15

Total Return	11.81%	35.05%	-37.72%	10.22%	1.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$271	$260	$203	$359	$356
Ratio of Total Expenses to
Average Net Assets[2]	0.40%	0.40%	0.35%	0.36%	0.38%
Ratio of Net Investment Income to
Average Net Assets	0.73%[1]	0.81%	0.73%	0.70%	0.65%
Portfolio Turnover Rate	105%	95%	120%	60%	54%

1 Net investment income per share and the ratio of net investment income to average net assets include $.014 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.02%), (0.02%), (0.01%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Growth Portfolio

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The portfolio invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. William Blair & Company, L.L.C., and beginning in October 2010, Wellington Management Company, llp, and Delaware Management Company, Inc. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index. In accordance with the advisory contracts entered into with Wellington Management Company, llp, and Delaware Management Company, Inc. in October 2010, beginning October 1, 2011, their investment advisory fees will be subject to quarterly adjustments based on performance since December 31, 2010,

11

Vanguard Growth Portfolio

relative to the Russell 1000 Growth Index. Until October 2010, a portion of the portfolio was managed by AllianceBernstein L.P. The basic fee paid to AllianceBernstein L.P. was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before a decrease of $55,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $45,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2010, these arrangements reduced the portfolio’s expenses by $14,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	257,032	—	—
Temporary Cash Investments	12,986	1,200	—
Futures Contracts—Liabilities[1]	(26)	—	—
Total	269,992	1,200	—
1 Represents variation margin on the last day of the reporting period.

F. At December 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2011	31	9,711	141
S&P MidCap 400 Index	March 2011	4	1,810	23
E-mini S&P 500 Index	March 2011	20	1,253	12

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

12

Vanguard Growth Portfolio

For tax purposes, at December 31, 2010, the portfolio had $1,639,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $118,052,000 to offset future net capital gains of $55,599,000 through December 31, 2011, $27,668,000 through December 31, 2012, $20,863,000 through December 31, 2016, and $13,922,000 through December 31, 2017. Capital loss carryforwards of $164,597,000 expired on December 31, 2010; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At December 31, 2010, the cost of investment securities for tax purposes was $237,230,000. Net unrealized appreciation of investment securities for tax purposes was $33,988,000, consisting of unrealized gains of $38,360,000 on securities that had risen in value since their purchase and $4,372,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended December 31, 2010, the portfolio purchased $248,281,000 of investment securities and sold $268,558,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	1,808	2,306
Issued in Lieu of Cash Distributions	149	256
Redeemed	(3,328)	(3,456)
Net Increase (Decrease) in Shares Outstanding	(1,371)	(894)

J. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

13

Vanguard Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Growth Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2011

Special 2010 tax information (unaudited) for corporate shareholders only for Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2010, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

14

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,251.66	$2.27
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio added Delaware Management Company, Inc. (Delaware Investments), and Wellington Management Company, llp (Wellington Management) to the portfolio’s investment advisory team and removed AllianceBernstein L.P. in October 2010. The board previously renewed the portfolio’s investment advisory agreement with William Blair & Company, L.L.C. (William Blair & Company). Please see the portfolio’s semiannual report dated June 30, 2010, for more information about the board’s approval of the agreement with William Blair & Company.

The board decided to approve the agreements with Delaware Investments and Wellington Management based upon an evaluation of each firm’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each advisor’s investment management and took into account the organizational depth and stability of each firm. The board noted the following:

Delaware Investments, an indirect subsidiary of Australia-based Macquarie Group, is a Philadelphia-based investment management firm. The board noted that Delaware Investments uses deep, bottom-up, fundamental research to identify the most attractive long-term investments. Delaware Investments’ eight-member investment team averages 18 years of investment experience and 10 years with the team.

Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board noted that Wellington Management employs a traditional, bottom-up, fundamental research investment approach that identifies companies that have demonstrated above-average growth at attractive valuations. Andrew J. Shilling, portfolio manager for the Wellington Management portion of the portfolio, leads a three-person investment team that averages 13 years of experience. This team is supported by the 47 global industry analysts at Wellington Management.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory agreements.

Investment performance
The board considered the performance of other funds and portfolios managed by Delaware Investments and Wellington Management under the same mandate that each advisor would apply to the Growth Portfolio. The board concluded that each advisor’s large-cap growth strategy has provided strong investment returns, has posted competitive results over the short term, and has outperformed relevant benchmarks and competitors over the long term. The board further concluded that adding Delaware Investments and Wellington Management as advisors would allow the portfolio to retain its character as a diversified large-cap growth equity offering with a mix of differentiated active managers, who each have the opportunity to generate superior returns.

Cost
The board considered the cost of services to be provided, including competitive fee rates and the fact that, after implementation of the agreements with Delaware Investments and Wellington Management, the portfolio’s aggregate advisory fee rate and expense ratio would modestly increase but would remain below the advisory fee rates and expense ratios of the portfolio’s peers. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreements again after a one-year period.

16

Vanguard® High Yield Bond Portfolio

The riskier segments of the U.S. fixed income markets continued to be favored by investors in 2010 as a whole. High-yield corporate bonds followed last year’s record returns with another very strong year: The Barclays Capital U.S. Corporate High Yield Bond Index returned 15.12%, its second-best result since 2003 and more than 9 percentage points higher than the return of the Barclays Capital U.S. Treasury Index.

Vanguard High Yield Bond Portfolio returned 12.10% for 2010. As in 2009, the advisor’s focus on relatively higher quality securities within those rated below investment-grade restrained the portfolio’s results. Wellington Management Company, llp, also maintained modest holdings of U.S. Treasury bonds and cash as a liquidity buffer.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of December 31, the portfolio’s 30-day SEC yield was 6.74%, down from 7.24% a year ago and 12.58% at the end of 2008.

High-yield spreads above comparable-maturity Treasuries continued to come back into line after spiking in 2008 during the financial crisis.

Not a straight line, but another good year
Just as in the stock market, the various segments of the bond market moved in and out of favor with investors throughout the year. In the first six months, high-yield bonds lagged those of higher quality. Jitters about European debt—especially in May—and slower growth in the U.S. economy made the safety of Treasury bonds more appealing, even though that meant forgoing potentially higher returns. In the second half, however, as investors became more optimistic, their appetite for risk returned.

Strong demand and exceptionally low interest rates created a very favorable environment for corporate borrowers in 2010. U.S. high-yield issuers sold about $230 billion of bonds in 2010—far and away a record level of issuance.

Relative to the benchmark, the advisor’s holdings among cable media companies and retail stores outperformed. However, results were held back by the modest liquidity position, as well as security selection in the financial, technology, and utilities sectors.

Lower quality can servea higher purpose: Diversification
For the ten years ended December 31, the High Yield Bond Portfolio posted an average annual return of 6.24%, in line with the average result of its peers but behind that of its benchmark index. We, and the portfolio’s advisor, continue to believe that planholders are well served by the portfolio’s high-quality bias, even if that means some sacrifice of return when the market’s appetite for risk is large.

Coming off its worst-ever calendar year in 2008, the high-yield bond market has enjoyed two exceptionally strong years. Such dramatic swings in performance may be unusual but they should not be unexpected. That’s why it’s important for you to maintain balance and diversification in your overall asset allocation. The bonds in the low-cost High Yield Bond Portfolio can play a supporting role in helping you reach your long-term goals.

Total Returns
		Ten Years Ended
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard High Yield Bond Portfolio	12.10%	6.24%
Barclays Capital U.S. Corporate High Yield Bond Index	15.12	8.88
Variable Insurance High Current Yield Funds Average[1]	13.50	6.33

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		High Current
	Portfolio	Yield Funds Average
High Yield Bond Portfolio	0.29%	0.85%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the portfolio’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment
The high-yield market ended 2010 on a strong note, capping a second straight year of positive double-digit returns. This market was driven by sustained accommodative monetary policy, slow improvement in the domestic economy, and investors’ continued demand for yield.

Average high-yield bond prices rose from $95 per $100 of par value at year-end 2009 to $102 per $100 of par value at year-end 2010. With little headwind from default losses, the total return for the high-yield market in 2010 was 15.12%. Returns were better in the lowest rating categories. The Caa segment of the market returned 16.43% and the distressed segment of the market, consisting of bonds rated below Caa, returned 31.34%. In comparison, Ba-rated bonds returned 14.55% and B-rated bonds returned 13.86%. The portfolio returned 12.10% for the year, hurt on a relative basis by its holdings of cash and Treasuries and by its higher quality positioning.

Strong demand for high-yield bonds was met with record new issuance of almost $230 billion in the United States in 2010, far surpassing the previous record of $133 billion in 2007. Borrowers took advantage of the open market to refinance a significant portion of debt maturing in 2012 and 2013. The wall of maturing leveraged loans, which had seemed so daunting just a year ago, now appears more manageable. In general, high-yield companies exited the year a bit healthier, with less near-term debt and better liquidity.

Over the course of the year, the spread of the high-yield market compressed from 617 basis points over Treasuries at year-end 2009 to 526 basis points at year-end 2010, close to its 20-year average of 519 basis points. However, in our view, the real story is in the market yield, which contracted even more meaningfully, from 9.1% to 7.5%. This yield was well below its 20-year average of 10.5% and within 75 basis points of its all-time low of around 6.8%, achieved in 2004–2005, during the buildup to the recent credit bubble.

Nominal interest rates are so low that issuers are borrowing to fund projects beyond operating or minimal capital needs. The pendulum of capital deployment has begun to swing back to shareholders as an increasing mix of new issue proceeds is being raised for acquisitions, capital expenditures, dividends, share repurchases, and buyouts. On the margin, companies appear to be more aggressive with the cash on their balance sheets and more willing to borrow. At the same time, low-quality issuance is on the rise. Caa-rated issuance increased from 8% of the market in 2009 to 17% in 2010. Credit standards and covenants have loosened well ahead of the recovery of the underlying economy.

While we acknowledge that in the near term a supportive Federal Reserve and modest economic growth are likely to keep default risk low, we are surprised at investors’ willingness to drive the high-yield market yield to such lows. In our view, over the longer term, current yields may prove to be inadequate compensation for a rising rate environment brought on by the combination of inflation and the end of the Fed’s zero-rate policy.

The portfolio’s successes
The portfolio benefited from its relative weightings in the retail, consumer, and building materials sectors and from credit selection in the cable media, manufacturing, and construction machinery sectors.

The portfolio’s shortfalls
The portfolio’s higher quality positioning and holdings in cash and Treasuries restrained relative performance for the year. The portfolio was also hurt by underweighting and security selection among financials, as well as by overweighting and security selection within technology and utilities.

The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy, and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these credits have more consistent businesses and greater predictability of cash flows than those at the lower end of the spectrum. We prefer higher-quality credits, which can help minimize defaults and provide stable income. We continue to diversify the portfolio’s holdings by issuer and by industry and to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA, Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

January 18, 2011

2

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of December 31, 2010

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	305	1,840	8,216
Yield[3]	6.7%	7.5%	3.0%
Yield to Maturity	6.7%[4]	7.9%	3.0%
Average Coupon	7.6%	8.4%	4.2%
Average
Effective Maturity	6.4 years	7.0 years	7.1 years
Average Duration	5.0 years	4.3 years	5.0 years
Expense Ratio[5]	0.29%	—	—
Short-Term Reserves	3.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.13
Beta	0.84	1.29

Distribution by Maturity (% of portfolio)

Under 1 Year	4.3%
1–5 Years	36.3
5–10 Years	46.2
10–20 Years	4.4
20–30 Years	4.6
Over 30 Years	4.2

Sector Diversification[6] (% of portfolio)

Basic Industry	8.1%
Capital Goods	5.7
Communication	17.1
Consumer Cyclical	12.9
Consumer Noncyclical	14.0
Energy	5.5
Finance	14.7
Technology	7.5
Transportation	1.4
Treasury/Agency	2.9
Utilities	7.2
Short-Term Reserves	3.0

Distribution by Credit Quality (% of portfolio)

Aaa	3.0%
Aa	0.0
A	0.0
Baa	4.1
Ba	42.1
B	45.5
Below B/Other	5.3

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Moody’s Investors Service and Standard & Poor’s, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. Corporate High Yield Bond Index.
2 Barclays Capital U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the expense ratio was 0.29%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2000–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2010			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	12.10%	6.04%	6.24%	$18,324
Barclays Capital U.S. Aggregate Bond Index	6.54	5.80	5.84	17,633
Barclays Capital U.S. Corporate
High Yield Bond Index	15.12	8.91	8.88	23,422
Variable Insurance High Current Yield
Funds Average[1]	13.50	5.77	6.33	18,469

Fiscal-Year Total Returns (%): December 31, 2000–December 31, 2010

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

4

Vanguard High Yield Bond Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.9%)
U.S. Government Securities (2.9%)
	United States Treasury
	Note/Bond	4.000%	11/15/12	2,520	2,683
	United States Treasury
	Note/Bond	4.250%	8/15/13	2,500	2,722
	United States Treasury
	Note/Bond	2.250%	5/31/14	2,275	2,354
	United States Treasury
	Note/Bond	4.250%	8/15/15	2,250	2,491
Total U.S. Government and Agency Obligations (Cost $9,850)					10,250
Corporate Bonds (91.9%)
Finance (13.6%)
	Banking (4.6%)
	BAC Capital Trust XI	6.625%	5/23/36	2,220	2,122
	BankAmerica Capital II	8.000%	12/15/26	410	412
	Capital One Capital V	10.250%	8/15/39	1,420	1,516
	Capital One Capital VI	8.875%	5/15/40	665	691
1	Citigroup Capital XXI	8.300%	3/15/57	3,830	3,974
	LBG Capital No.1 PLC	7.875%	11/1/20	4,045	3,681
2	Lloyds TSB Bank plc	6.500%	9/14/20	1,960	1,803
	NB Capital Trust IV	8.250%	4/15/27	750	757
2	Provident Funding Associates 10.250%		4/15/17	1,300	1,349

	Finance Companies (6.6%)
	Ally Financial Inc.	8.300%	2/12/15	2,015	2,206
	Ally Financial Inc.	8.000%	3/15/20	2,600	2,847
2	Ally Financial Inc.	7.500%	9/15/20	1,300	1,378
	Ally Financial Inc.	8.000%	11/1/31	1,728	1,849
	CIT Group Inc.	7.000%	5/1/13	306	311
	CIT Group Inc.	7.000%	5/1/14	459	463
	CIT Group Inc.	7.000%	5/1/15	459	461
	CIT Group Inc.	7.000%	5/1/16	2,865	2,873
	CIT Group Inc.	7.000%	5/1/17	2,442	2,448
2	International Lease
	Finance Corp.	6.500%	9/1/14	1,075	1,131
2	International Lease
	Finance Corp.	8.625%	9/15/15	1,120	1,201
2	International Lease
	Finance Corp.	6.750%	9/1/16	1,195	1,261
2	International Lease
	Finance Corp.	8.750%	3/15/17	680	729
2	International Lease
	Finance Corp.	7.125%	9/1/18	1,000	1,065
	International Lease
	Finance Corp.	8.250%	12/15/20	911	941
	SLM Corp.	8.450%	6/15/18	700	732
	SLM Corp.	8.000%	3/25/20	1,400	1,429

	Insurance (2.2%)
1	Hartford Financial
	Services Group Inc.	8.125%	6/15/38	2,740	2,930
2	Liberty Mutual Group Inc.	7.800%	3/15/37	1,485	1,467
2	Metlife Capital Trust IV	7.875%	12/15/37	1,390	1,461
2	MetLife Capital Trust X	9.250%	4/8/38	1,000	1,176
	Provident Cos. Inc.	7.000%	7/15/18	690	745

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Unum Group	7.375%	6/15/32	175	165

	Other Finance (0.2%)
	Lender Processing Services Inc. 8.125%		7/1/16	730	748
					48,322
Industrial (71.2%)
	Basic Industry (8.6%)
	Arch Coal Inc.	8.750%	8/1/16	410	447
	Arch Coal Inc.	7.250%	10/1/20	465	489
	Arch Western Finance LLC	6.750%	7/1/13	265	268
	Ashland Inc.	9.125%	6/1/17	690	795
	Cascades Inc.	7.750%	12/15/17	840	861
	Cascades Inc.	7.875%	1/15/20	285	292
[3,4]	CDW Extended Bank Loan	5.260%	7/15/17	1,880	1,854
2	Celanese US Holdings LLC	6.625%	10/15/18	380	392
	CF Industries Inc.	6.875%	5/1/18	580	621
	CF Industries Inc.	7.125%	5/1/20	760	832
2	Chemtura Corp.	7.875%	9/1/18	305	324
[3,4]	CIT Group Inc. Bank Loan	6.250%	8/11/15	294	300
	Cloud Peak Energy
	Resources LLC / Cloud Peak
	Energy Finance Corp.	8.250%	12/15/17	785	840
	Cloud Peak Energy
	Resources LLC / Cloud Peak
	Energy Finance Corp.	8.500%	12/15/19	470	512
2	Consol Energy Inc.	8.000%	4/1/17	885	945
2	Consol Energy Inc.	8.250%	4/1/20	1,250	1,350
[3,4]	First Data TLB-1 Bank Loan	3.011%	9/24/14	1,465	1,350
[3,4]	First Data TLB-2 Bank Loan	3.011%	9/24/14	242	223
2	FMG Resources
	August 2006 Pty Ltd.	7.000%	11/1/15	1,475	1,519
2	FMG Resources
	August 2006 Pty Ltd.	6.375%	2/1/16	280	280
2	FMG Resources
	August 2006 Pty Ltd.	6.875%	2/1/18	1,250	1,249
[3,4]	Freescale Semiconductor Inc
	Bank Loan	4.507%	12/1/16	1,709	1,653
2	Georgia-Pacific LLC	7.125%	1/15/17	2,790	2,968
2	Georgia-Pacific LLC	5.400%	11/1/20	625	612
2	Lyondell Chemical Co.	8.000%	11/1/17	1,330	1,476
	Methanex Corp.	8.750%	8/15/12	725	763
	Neenah Paper Inc.	7.375%	11/15/14	810	822
2	Novelis Inc.	8.375%	12/15/17	1,035	1,083
2	Novelis Inc.	8.750%	12/15/20	935	982
	Solutia Inc.	8.750%	11/1/17	275	301
2	Vedanta Resources plc	8.750%	1/15/14	275	293
2	Vedanta Resources plc	9.500%	7/18/18	1,535	1,664
	Weyerhaeuser Co.	7.375%	10/1/19	570	622
	Weyerhaeuser Co.	7.375%	3/15/32	1,450	1,470

	Capital Goods (5.7%)
2	Ardagh Packaging Finance plc	7.375%	10/15/17	455	472
	Ball Corp.	7.125%	9/1/16	105	114
	Ball Corp.	6.625%	3/15/18	520	532
	Ball Corp.	7.375%	9/1/19	145	156
	BE Aerospace Inc.	6.875%	10/1/20	1,090	1,123
2	Bombardier Inc.	7.500%	3/15/18	845	908

5

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Bombardier Inc.	7.750%	3/15/20	850	922
2	Building Materials Corp.
	of America	6.875%	8/15/18	420	416
	Case New Holland Inc.	7.750%	9/1/13	695	747
2	Case New Holland Inc.	7.875%	12/1/17	2,045	2,249
2	Cemex Finance LLC	9.500%	12/14/16	1,605	1,655
	Crown Americas LLC /
	Crown Americas Capital Corp.	7.750%	11/15/15	1,060	1,102
2	Fibria Overseas Finance Ltd.	7.500%	5/4/20	2,249	2,358
	Masco Corp.	6.125%	10/3/16	215	219
	Masco Corp.	5.850%	3/15/17	193	192
	Masco Corp.	6.625%	4/15/18	105	105
	Masco Corp.	7.125%	3/15/20	502	526
	Masco Corp.	6.500%	8/15/32	615	541
	Owens Corning	9.000%	6/15/19	1,000	1,170
2	Pinafore LLC / Pinafore Inc.	9.000%	10/1/18	465	504
2	Reynolds Group Issuer Inc /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer
	Luxembourg SA	7.750%	10/15/16	1,775	1,870
2	Reynolds Group Issuer Inc /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer
	Luxembourg SA	7.125%	4/15/19	1,355	1,396
	United Rentals
	North America Inc.	10.875%	6/15/16	810	925

	Communication (16.4%)
	Belo Corp.	8.000%	11/15/16	250	269
	Cablevision Systems Corp.	8.625%	9/15/17	985	1,079
	Cablevision Systems Corp.	7.750%	4/15/18	225	236
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	7.250%	10/30/17	1,035	1,051
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	7.875%	4/30/18	920	952
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	8.125%	4/30/20	920	973
	Cenveo Corp.	8.875%	2/1/18	1,250	1,206
2	Cequel Communications
	Holdings I LLC and
	Cequel Capital Corp.	8.625%	11/15/17	935	984
	Cincinnati Bell Inc.	8.250%	10/15/17	1,375	1,361
	Cincinnati Bell Inc.	8.750%	3/15/18	1,520	1,429
2	Citadel Broadcasting Corp.	7.750%	12/15/18	170	176
	Clear Channel Worldwide
	Holdings Inc.	9.250%	12/15/17	1,315	1,440
	Clear Channel Worldwide
	Holdings Inc.	9.250%	12/15/17	245	267
	Cricket Communications Inc.	7.750%	5/15/16	655	681
2	Cricket Communications Inc.	7.750%	10/15/20	2,750	2,626
	CSC Holdings LLC	7.875%	2/15/18	1,190	1,324
	CSC Holdings LLC	7.625%	7/15/18	2,085	2,278
	CSC Holdings LLC	8.625%	2/15/19	895	1,020
	Equinix Inc.	8.125%	3/1/18	915	956
	Frontier Communications Corp.	8.250%	5/1/14	1,800	1,989
	Frontier Communications Corp.	7.875%	4/15/15	190	207
	Frontier Communications Corp.	8.250%	4/15/17	555	610
	Frontier Communications Corp.	8.125%	10/1/18	1,800	1,971
	Frontier Communications Corp.	8.500%	4/15/20	665	728
	Frontier Communications Corp.	8.750%	4/15/22	415	450
2	Inmarsat Finance plc	7.375%	12/1/17	400	421
	Intelsat Jackson Holdings SA	9.500%	6/15/16	295	311
2	Intelsat Jackson Holdings SA	8.500%	11/1/19	475	517
2	Intelsat Jackson Holdings SA	7.250%	10/15/20	2,935	2,964
2	Intelsat Subsidiary
	Holding Co. SA	8.875%	1/15/15	505	519
	Interpublic Group of Cos. Inc.	6.250%	11/15/14	700	749
	Interpublic Group of Cos. Inc.	10.000%	7/15/17	850	990
	Lamar Media Corp.	6.625%	8/15/15	530	543

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Lamar Media Corp.	7.875%	4/15/18	305	323
	Liberty Media LLC	8.500%	7/15/29	405	395
	Liberty Media LLC	8.250%	2/1/30	1,280	1,245
	Mediacom Broadband LLC /
	Mediacom Broadband Corp.	8.500%	10/15/15	1,325	1,328
5	MediaNews Group Inc.	6.875%	10/1/13	745	—
	MetroPCS Wireless Inc.	7.875%	9/1/18	1,220	1,263
	MetroPCS Wireless Inc.	6.625%	11/15/20	2,425	2,304
1	Quebecor Media Inc.	7.750%	3/15/16	1,410	1,459
	Quebecor Media Inc.	7.750%	3/15/16	1,340	1,387
	Qwest Communications
	International Inc.	7.500%	2/15/14	1,510	1,529
	Qwest Communications
	International Inc.	8.000%	10/1/15	880	942
2	Qwest Communications
	International Inc.	7.125%	4/1/18	680	701
	SBA Telecommunications Inc.	8.000%	8/15/16	575	623
	SBA Telecommunications Inc.	8.250%	8/15/19	325	354
2	Sinclair Television Group Inc.	9.250%	11/1/17	1,075	1,169
	Sprint Capital Corp.	6.900%	5/1/19	680	672
	Sprint Nextel Corp.	6.000%	12/1/16	891	862
	Videotron Ltee	9.125%	4/15/18	695	777
	Virgin Media Secured
	Finance plc	6.500%	1/15/18	700	738
2	Wind Acquisition Finance SA	11.750%	7/15/17	2,225	2,492
	Windstream Corp.	8.125%	8/1/13	435	474
	Windstream Corp.	8.625%	8/1/16	635	667
	Windstream Corp.	7.875%	11/1/17	1,180	1,251
	Windstream Corp.	8.125%	9/1/18	645	677
	Windstream Corp.	7.000%	3/15/19	250	248
	Windstream Corp.	7.750%	10/15/20	1,050	1,074

	Consumer Cyclical (12.3%)
	AMC Entertainment Inc.	8.000%	3/1/14	720	727
	AMC Entertainment Inc.	8.750%	6/1/19	1,245	1,329
[3,4]	Burger King Corp. Term Loan
	B Bank Loan	6.250%	10/19/16	706	716
	Ford Motor Credit Co. LLC	7.000%	10/1/13	3,345	3,588
	Ford Motor Credit Co. LLC	8.000%	12/15/16	1,180	1,316
	Ford Motor Credit Co. LLC	6.625%	8/15/17	805	845
	Ford Motor Credit Co. LLC	8.125%	1/15/20	955	1,108
	Goodyear Tire & Rubber Co.	10.500%	5/15/16	275	313
	Goodyear Tire & Rubber Co.	8.250%	8/15/20	1,715	1,779
	Hanesbrands Inc.	8.000%	12/15/16	610	656
2	Hanesbrands Inc.	6.375%	12/15/20	1,016	975
2	Host Hotels & Resorts Inc.	6.000%	11/1/20	1,500	1,470
	Host Hotels & Resorts LP	6.875%	11/1/14	1,290	1,325
	Host Hotels & Resorts LP	6.375%	3/15/15	685	697
	Host Hotels & Resorts LP	6.750%	6/1/16	360	367
	Levi Strauss & Co.	7.625%	5/15/20	805	831
	Ltd Brands Inc.	8.500%	6/15/19	140	160
	Ltd Brands Inc.	7.000%	5/1/20	330	349
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	735	808
	Macy’s Retail Holdings Inc.	7.000%	2/15/28	455	451
	Macy’s Retail Holdings Inc.	6.700%	9/15/28	275	261
	Macy’s Retail Holdings Inc.	6.900%	4/1/29	635	622
	Macy’s Retail Holdings Inc.	6.700%	7/15/34	275	270
	MGM Resorts International	10.375%	5/15/14	980	1,100
	MGM Resorts International	11.125%	11/15/17	515	594
2	MGM Resorts International	9.000%	3/15/20	805	881
2	NAI Entertainment
	Holdings LLC	8.250%	12/15/17	165	173
	Navistar International Corp.	8.250%	11/1/21	1,500	1,620
	Phillips-Van Heusen Corp.	7.375%	5/15/20	695	735
2	QVC Inc.	7.500%	10/1/19	1,954	2,061
	Rite Aid Corp.	9.750%	6/12/16	720	794
	Rite Aid Corp.	10.375%	7/15/16	720	751
	Rite Aid Corp.	7.500%	3/1/17	640	618
	Rite Aid Corp.	8.000%	8/15/20	750	789

6

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Royal Caribbean Cruises Ltd.	11.875%	7/15/15	750	926
2	Scientific Games Corp.	8.125%	9/15/18	410	413
	Service Corp. International/US	7.375%	10/1/14	300	322
	Service Corp. International/US	7.625%	10/1/18	940	987
	Service Corp. International/US	8.000%	11/15/21	1,725	1,816
2	Tenneco Inc.	7.750%	8/15/18	230	244
2	Tenneco Inc.	6.875%	12/15/20	775	787
2	TRW Automotive Inc.	7.000%	3/15/14	1,905	2,053
2	TRW Automotive Inc.	7.250%	3/15/17	1,230	1,328
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	7.875%	11/1/17	1,000	1,075
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	7.875%	5/1/20	410	441
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	7.750%	8/15/20	1,975	2,143

	Consumer Noncyclical (13.8%)
	American Stores Co.	7.900%	5/1/17	140	131
	ARAMARK Corp.	8.500%	2/1/15	2,810	2,937
2	BFF International Ltd.	7.250%	1/28/20	1,525	1,582
	Bio-Rad Laboratories Inc.	8.000%	9/15/16	355	393
	Biomet Inc.	10.000%	10/15/17	1,830	1,999
	Biomet Inc.	11.625%	10/15/17	480	533
	CHS/Community Health
	Systems Inc.	8.875%	7/15/15	3,335	3,502
	Constellation Brands Inc.	7.250%	9/1/16	1,780	1,882
	Constellation Brands Inc.	7.250%	5/15/17	730	772
	DaVita Inc.	6.375%	11/1/18	797	793
	DaVita Inc.	6.625%	11/1/20	615	614
	Elan Finance PLC /
	Elan Finance Corp.	8.875%	12/1/13	1,390	1,421
	Elan Finance PLC /
	Elan Finance Corp.	8.750%	10/15/16	1,165	1,180
2	Fresenius US Finance II Inc.	9.000%	7/15/15	795	910
	HCA Inc.	6.375%	1/15/15	2,390	2,348
	HCA Inc.	6.500%	2/15/16	490	479
	HCA Inc.	9.250%	11/15/16	3,545	3,789
	HCA Inc.	9.875%	2/15/17	1,655	1,821
	HCA Inc.	8.500%	4/15/19	665	728
	HCA Inc.	7.690%	6/15/25	130	122
	IASIS Healthcare LLC /
	IASIS Capital Corp.	8.750%	6/15/14	1,040	1,067
2	IMS Health Inc.	12.500%	3/1/18	2,065	2,395
2	LifePoint Hospitals Inc.	6.625%	10/1/20	540	536
2	Mylan Inc.	6.000%	11/15/18	1,950	1,916
2	Smithfield Foods Inc.	10.000%	7/15/14	820	947
	SUPERVALU Inc.	7.500%	11/15/14	1,295	1,246
	SUPERVALU Inc.	8.000%	5/1/16	2,405	2,297
	Tenet Healthcare Corp.	9.000%	5/1/15	1,212	1,345
	Tenet Healthcare Corp.	10.000%	5/1/18	762	892
	Tenet Healthcare Corp.	8.875%	7/1/19	2,105	2,384
	Tyson Foods Inc.	7.350%	4/1/16	2,230	2,450
2	Valeant Pharmaceuticals
	International	6.750%	10/1/17	345	343
2	Valeant Pharmaceuticals
	International	7.000%	10/1/20	450	444
2	Warner Chilcott Co. LLC /
	Warner Chilcott Finance LLC	7.750%	9/15/18	2,643	2,669

	Energy (6.4%)
	Anadarko Petroleum Corp.	6.375%	9/15/17	1,440	1,566
	Chesapeake Energy Corp.	9.500%	2/15/15	440	496
	Chesapeake Energy Corp.	6.500%	8/15/17	700	704
	Denbury Resources Inc.	8.250%	2/15/20	523	567
	Encore Acquisition Co.	9.500%	5/1/16	1,055	1,171
2	Expro Finance
	Luxembourg SCA	8.500%	12/15/16	1,990	1,913
2	Harvest Operations Corp.	6.875%	10/1/17	350	361

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Hornbeck Offshore
	Services Inc.	6.125%	12/1/14	1,055	1,052
	Hornbeck Offshore
	Services Inc.	8.000%	9/1/17	510	519
	Newfield Exploration Co.	6.625%	4/15/16	660	678
	Newfield Exploration Co.	7.125%	5/15/18	1,590	1,677
2	Offshore Group
	Investments Ltd.	11.500%	8/1/15	1,386	1,484
	Peabody Energy Corp.	7.375%	11/1/16	1,930	2,142
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,458
	Petrohawk Energy Corp.	10.500%	8/1/14	615	701
	Pioneer Natural Resources Co.	5.875%	7/15/16	990	1,018
	Pioneer Natural Resources Co.	6.650%	3/15/17	1,875	1,994
	Pioneer Natural Resources Co.	6.875%	5/1/18	1,235	1,318
	Pioneer Natural Resources Co.	7.200%	1/15/28	345	359
	Pride International Inc.	6.875%	8/15/20	591	615
	Range Resources Corp.	7.500%	10/1/17	550	580
	Range Resources Corp.	6.750%	8/1/20	400	413

	Other Industrial (0.5%)
	Virgin Media Finance plc	9.500%	8/15/16	1,215	1,370
	Virgin Media Finance plc	8.375%	10/15/19	440	482

	Technology (6.3%)
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	3,190	2,536
	Brocade Communications
	Systems Inc.	6.625%	1/15/18	240	252
	Brocade Communications
	Systems Inc.	6.875%	1/15/20	235	250
2	CDW LLC /
	CDW Finance Corp.	8.000%	12/15/18	1,030	1,053
2	Fidelity National
	Information Services Inc.	7.625%	7/15/17	480	505
2	Fidelity National
	Information Services Inc.	7.875%	7/15/20	385	407
	Freescale Semiconductor Inc.	8.875%	12/15/14	1,130	1,181
2	Freescale Semiconductor Inc. 10.125%		3/15/18	1,570	1,762
2	Freescale Semiconductor Inc.	9.250%	4/15/18	840	924
	Iron Mountain Inc.	8.000%	6/15/20	660	693
	Iron Mountain Inc.	8.375%	8/15/21	1,325	1,418
	Jabil Circuit Inc.	7.750%	7/15/16	310	347
	Jabil Circuit Inc.	8.250%	3/15/18	255	289
	Jabil Circuit Inc.	5.625%	12/15/20	285	280
2	Seagate HDD Cayman	6.875%	5/1/20	1,730	1,661
	Seagate Technology
	HDD Holdings	6.800%	10/1/16	935	940
2	Seagate Technology
	International /
	Cayman Islands	10.000%	5/1/14	1,320	1,543
2	Sorenson
	Communications Inc.	10.500%	2/1/15	1,260	769
	SunGard Data Systems Inc.	10.250%	8/15/15	980	1,030
2	SunGard Data Systems Inc.	7.375%	11/15/18	1,550	1,558
2	SunGard Data Systems Inc.	7.625%	11/15/20	1,410	1,428
2	Unisys Corp.	12.750%	10/15/14	1,220	1,455

	Transportation (1.2%)
1	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	4/1/21	777	797
1	Continental Airlines 2007-1
	Class B Pass Through Trust	6.903%	4/19/22	580	581
	Hertz Corp.	8.875%	1/1/14	1,086	1,110
2	Hertz Corp.	7.375%	1/15/21	1,750	1,785
					252,558
Utilities (7.1%)
	Electric (5.2%)
	AES Corp.	7.750%	10/15/15	1,240	1,321
	AES Corp.	8.000%	10/15/17	940	989
	AES Corp.	8.000%	6/1/20	565	599

7

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Calpine Corp.	7.250%	10/15/17	2,619	2,599
2	Calpine Corp.	7.500%	2/15/21	1,450	1,428
	Energy Future Holdings Corp.	5.550%	11/15/14	1,205	717
	Energy Future Holdings Corp.	6.500%	11/15/24	1,490	559
	Energy Future Holdings Corp.	6.550%	11/15/34	1,780	605
	GenOn Energy Inc.	7.875%	6/15/17	600	582
1	Homer City Funding LLC	8.734%	10/1/26	1,360	1,252
2	Intergen NV	9.000%	6/30/17	1,695	1,809
2	Ipalco Enterprises Inc.	7.250%	4/1/16	340	363
1	Midwest Generation LLC	8.560%	1/2/16	292	294
	NRG Energy Inc.	7.375%	2/1/16	2,825	2,881
	NRG Energy Inc.	7.375%	1/15/17	2,575	2,627

	Natural Gas (1.9%)
	El Paso Corp.	7.000%	6/15/17	805	855
	El Paso Corp.	7.250%	6/1/18	1,755	1,860
2	El Paso Corp.	6.500%	9/15/20	1,060	1,065
	Energy Transfer Equity LP	7.500%	10/15/20	1,215	1,264
2	Ferrellgas LP / Ferrellgas
	Finance Corp.	6.500%	5/1/21	626	609
2	Kinder Morgan
	Finance Co. LLC	6.000%	1/15/18	1,036	1,026
					25,304
Total Corporate Bonds (Cost $309,264)					326,184

				Shares
Preferred Stocks (1.1%)
	Citigroup Capital XIII Pfd.
	(Cost $3,588)	7.875%		140,000	3,767
Temporary Cash Investment (2.6%)

				Face
				Amount
				($000)
Repurchase Agreement (2.6%)
	Banc of America Securities, LLC
	(Dated 12/31/10, Repurchase
	Value $9,200,000, collateralized
	by Federal National Mortgage
	Assn. 2.000%, 9/30/15)
	(Cost $9,200)	0.200%	1/3/11	9,200	9,200
Total Investments (98.5%) (Cost $331,902)					349,401
Other Assets and Liabilities (1.5%)
Other Assets					6,886
Liabilities					(1,521)
					5,365
Net Assets (100%)
Applicable to 45,579,684 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					354,766
Net Asset Value Per Share					$7.78

At December 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	343,848
Undistributed Net Investment Income	24,054
Accumulated Net Realized Losses	(30,635)
Unrealized Appreciation (Depreciation)	17,499
Net Assets	354,766

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the aggregate value of these securities was $104,111,000, representing 29.3% of net assets.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2010, the aggregate value of these securities was $6,096,000, representing 1.7% of net assets.
5 Non-income-producing security—security in default.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Interest	25,830
Security Lending	56
Total Income	25,886
Expenses
Investment Advisory Fees—Note B	198
The Vanguard Group—Note C
Management and Administrative	631
Marketing and Distribution	76
Custodian Fees	11
Auditing Fees	28
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	959
Net Investment Income	24,927
Realized Net Gain (Loss) on
Investment Securities Sold	4,160
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	8,586
Net Increase (Decrease) in Net Assets
Resulting from Operations	37,673

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,927	22,066
Realized Net Gain (Loss)	4,160	(10,157)
Change in Unrealized Appreciation (Depreciation)	8,586	74,818
Net Increase (Decrease) in Net Assets Resulting from Operations	37,673	86,727
Distributions
Net Investment Income	(22,001)	(19,397)
Realized Capital Gain	—	—
Total Distributions	(22,001)	(19,397)
Capital Share Transactions
Issued	70,326	121,841
Issued in Lieu of Cash Distributions	22,001	19,397
Redeemed	(69,555)	(89,177)
Net Increase (Decrease) from Capital Share Transactions	22,772	52,061
Total Increase (Decrease)	38,444	119,391
Net Assets
Beginning of Period	316,322	196,931
End of Period[1]	354,766	316,322

1 Net Assets—End of Period includes undistributed net investment income of $24,054,000 and $21,128,000.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.46	$5.91	$8.21	$8.63	$8.59
Investment Operations
Net Investment Income	.568	.543[1]	.580	.620	.580
Net Realized and Unrealized Gain (Loss)
on Investments	.290	1.567	(2.260)	(.450)	.090
Total from Investment Operations	.858	2.110	(1.680)	.170	.670
Distributions
Dividends from Net Investment Income	(.538)	(.560)	(.620)	(.590)	(.630)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.538)	(.560)	(.620)	(.590)	(.630)
Net Asset Value, End of Period	$7.78	$7.46	$5.91	$8.21	$8.63

Total Return	12.10%	38.85%	–21.95%	1.95%	8.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$355	$316	$197	$253	$260
Ratio of Total Expenses to
Average Net Assets	0.29%	0.29%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	7.54%	8.19%	8.23%	7.28%	7.12%
Portfolio Turnover Rate	38%	40%	22%	28%	47%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

10

Vanguard High Yield Bond Portfolio

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2010, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $62,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	10,250	—
Corporate Bonds	—	326,184	—
Preferred Stocks	3,767	—	—
Temporary Cash Investments	—	9,200	—
Total	3,767	345,634	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

11

Vanguard High Yield Bond Portfolio

For tax purposes, at December 31, 2010, the portfolio had $24,753,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $30,622,000 to offset future net capital gains of $1,992,000 through December 31, 2011, $181,000 through December 31, 2015, $17,903,000 through December 31, 2016, and $10,546,000 through December 31, 2017. Capital loss carryforwards of $16,003,000 expired on December 31, 2010; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At December 31, 2010, the cost of investment securities for tax purposes was $331,902,000. Net unrealized appreciation of investment securities for tax purposes was $17,499,000, consisting of unrealized gains of $21,959,000 on securities that had risen in value since their purchase and $4,460,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2010, the portfolio purchased $145,277,000 of investment securities and sold $112,143,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,815,000 and $2,047,000, respectively.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	9,462	18,938
Issued in Lieu of Cash Distributions	3,064	3,464
Redeemed	(9,331)	(13,315)
Net Increase (Decrease) in Shares Outstanding	3,195	9,087

H. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

12

Vanguard High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of High-Yield Bond Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High-Yield Bond Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodians and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2011

13

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,083.57	$1.52
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Vanguard® International Portfolio

In a volatile year for non-U.S. stocks, the International Portfolio returned 15.79%, well ahead of the results of its comparative standards. The advisors’ careful stock selections in Europe provided a major boost.

Emerging markets were the best performers again—up about 19%, after rocketing about 80% in 2009. In developed markets, currency translation complicated the picture. The euro and Britain’s pound sterling weakened against the U.S. dollar, trimming European results nearly in half when translated into U.S. dollars. The opposite was true in the Pacific Rim: Japan’s yen and Australia’s dollar soared. Japan’s market—the region’s largest—inched above breakeven in yen but returned more than 15% in U.S. dollars.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Rewarding stock selection in the face of stiff headwinds
The advisors’ stock selections in European developed markets were highly successful amid fiscal woes that distressed markets well beyond Europe’s shores. European holdings, representing about half of total portfolio assets, returned more than 14%—far ahead of the MSCI Europe Index (which returned less than 4%). Selections in larger markets such as the United Kingdom, France, and Germany notably outperformed. The portfolio had no holdings in Greece or Portugal, had limited exposure in Italy and Ireland, and did not own struggling energy giant BP.

Developed markets in the Pacific region, representing about one-fifth of the portfolio’s assets, contributed a similar share to its return. Holdings outperformed the benchmark in Australia and Hong Kong, but a cautious stance toward Japan held back results as the yen’s surge produced significant currency returns for dollar-based investors.

Results were mixed in the two largest emerging markets. China rose about 40% and added more than 2 percentage points to the portfolio’s return, but Brazil’s results were subdued. A sizable stake in Petroleo Brasileiro clipped the country’s return to about 2%, lagging the benchmark.

Nine of the ten industry sectors in the portfolio posted gains. Boosted by recovering economies, industrial stocks (up about 30%) accounted for about one-quarter of the portfolio’s return. Consumer discretionary, information technology, and materials stocks also benefited and made strong contributions.

Spread your nest egg across multiple baskets
For the decade, the portfolio’s average annual return outpaced its peer-group average return as well as the results of the international benchmark and the broad U.S. market.

During the roller-coaster ride global markets have been on since late 2007, they have often risen and fallen together. Over longer periods, however, Vanguard research has shown that a portfolio that included both U.S. and non-U.S. stocks would have experienced lower average volatility than an all-U.S. portfolio.

When deciding how much of your equity portfolio to invest outside the United States, consider your investment goals, time horizon, and risk tolerance. Vanguard research suggests that a typical U.S.-based investor would benefit from allocating about 20%–40% of an equity portfolio to non-U.S. stocks. As part of a balanced approach, the low-cost International Portfolio can help you gain exposure to growth opportunities outside the United States.

Total Returns
		Ten Years Ended
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard International Portfolio	15.79%	5.50%
Spliced International Index[1]	8.13	3.54
Variable Insurance International Funds Average[2]	10.06	3.63

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.52%	1.04%

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the International Portfolio’s expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard International Portfolio

Advisors’ Report

For the 12 months ended December 31, 2010, the International Portfolio returned 15.79%, several steps ahead of the returns of its comparative standards. The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2010 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on January 20, 2011.

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson, Chief Investment Officer and Head of Global Equities

For all its crises and alarms, 2010 turned out to be a respectable year for stock markets generally, and rather better than that for our portion of the portfolio. Returns were led once again by the industrial sector. In some cases, these companies have now returned to levels of profitability higher than they were before the financial crisis; such is the scale of demand from the developing world. Industrials were joined by a robust recovery in the consumer sectors as growth began to spread.

The weaker areas were the same as they have been for some time: the banks—where the overhang of bad debts means that they will need more capital at some point, utilities, insurance, and health care. In general, the so-called defensive sectors have not lived up to their name. There was no clear geographic bias in our returns. Increasingly, it matters more where companies do business than where their stocks are traded. Developed markets with large financial and domestic elements tended to do less well.

This general picture was fairly similar to the year before, except that the warming glow of recovery has gradually spread to a wider range of sectors and is no longer confined to the industrial, capital goods, and materials industries. We have also broadened our holdings to include more companies that we expect will benefit from demand in the stronger developed markets, such as HeidelbergCement in Germany. As the global recovery matures, we have invested more in companies with a genuine advantage based on their own technology, such as Aixtron, which makes LED-manufacturing equipment. We expect the technological flavor of our share of the portfolio to strengthen in 2011.

We remain optimistic about equity returns this year, for three main reasons. First, we think that the global economic recovery will strengthen as the developing world continues to power ahead and the financial healing of the developed world takes effect. This will encourage companies to start to spend their large cash reserves.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets \Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	53	934	Uses a bottom-up, stock-driven approach to select
			stocks that the advisor believes have above-average
			growth rates and trade at reasonable prices.
Schroder Investment Management	33	597	Uses fundamental research to identify high-quality
North America Inc.			companies, in developed and emerging markets,
			that the advisor believes have above-average
			growth potential.
M&G Investment	11	204	Uses a long-term, bottom-up investment approach
Management Limited			that focuses on identifying the stocks of under-
			appreciated, quality companies that the advisor
			believes will deliver high returns and have the
			potential for growth.
Cash Investments	3	54	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard International Portfolio

Second, the huge overhang of debt in the developed countries will mean that monetary policy will remain very supportive for much longer than is usual in an economic recovery. And third, we think that most investors are still too nervous and pessimistic.

Schroder Investment Management North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA, Head of Global and International Equities

Simon Webber, CFA

Global equity markets in 2010 were marked by volatility and the continued adaptation of the global economy to a multipolar world. On the one hand, the developed world took further steps to deal with financial pressure points and excesses (European fiscal problems, continued deleveraging). On the other, emerging market growth, supported by long-term structural trends, continued to be strong. Generally improving global economic data, very low global interest rates, and a second round of U.S. quantitative easing shook off fears of a double-dip recession and brought ample liquidity to equity markets. Currencies were noticeably volatile, with the yen and the Australian dollar appreciating by approximately 14% versus the U.S. dollar while the Euro weakened by close to 7%.

Within our portion of the portfolio, almost all regions added relative value over the period, with the most positive contributions from emerging markets, North America, and the United Kingdom.

In emerging markets, the portfolio benefited from our holdings in financials and industrials. Ping An Insurance, for example, contributed as life insurance sales grew strongly amid China’s rising wealth.

In North America, the strongest sectors in relative terms were materials and energy; the leading stocks respectively were Teck Resources and Suncor. Canada’s Teck Resources benefited from its exposure to coking coal and copper, two of the most supply-constrained basic materials facing strong demand growth from India and China.

In the United Kingdom, stock selection was strong and benefited from our exposure to Rio Tinto in the materials sector and energy holdings Cairn and AMEC.

By sector, financials and energy added the most relative value. Hong Kong property investor Swire Pacific was the top contributing stock in the portfolio, as financial-sector tenants and mainland buyers drove rapid increases in Hong Kong rental prices. Our portfolio also benefited from our industrials exposure, to which we added significantly across all regions throughout the year; holdings such as Dongfang Electric and Tata Motors helped noticeably here.

Consumer staples and discretionary stocks detracted somewhat from performance. Consumer staples holding Unilever suffered from a sector-wide dip in performance and fear about rising prices for inputs. However, we believe the company’s long-term prospects remain good, as management takes a more proactive stance and spends more on advertising and promotion.

Looking ahead, we see opportunities in equities in an environment of low interest rates, as well as attractive earnings growth and valuations. The corporate world ex financials continues to be in good shape overall. Many companies are in a “sweet spot,” with strong cash flows, cost control, and improving end-markets. While the developed world continues to adapt to its new challenges, including fiscal rebalancing and job creation, the emerging-market economies must learn how to deal with the ample liquidity provided by the West and its potential negative inflationary effect. We continue to find opportunities in companies positioned for the shift toward higher consumption in developing economies, and in global companies from more developed regions that provide the tools to enable this rebalancing.

M&G Investment Management Limited

Portfolio Managers:
Graham E. French

Greg Aldridge

Following a strong start to the year, most major stock markets came under selling pressure in April after fears mounted that the sovereign debt crisis in Europe was deeper and more widespread than previously anticipated. This, along with some weak economic data from the United States, raised concerns about the possibility of a double-dip recession. However, strong corporate results and the Federal Reserve’s decision to commence a second round of quantitative easing combined to fuel investors’ appetite for risk in the final quarter of 2010.

Against this backdrop, a diverse collection of businesses exposed to a range of long-term growth drivers made strong contributions to the performance of our portion of the portfolio. These included United Kingdom-based polymer manufacturer Victrex, Hong Kong-listed household appliances manufacturer Techtronic Industries, and German fragrances and flavorings producer Symrise. At the sector level, information technology, telecommunications, and materials added the most value.

3

Vanguard International Portfolio

In contrast, weak performance came from those companies perceived to have exposure to troubled industries and regions. For example, French bank Société Générale suffered from concerns about the company’s holdings in government bonds issued by the most indebted nations in the eurozone periphery. Hong Kong-based clothes retailer Esprit was hit primarily by lackluster sales in its key European markets.

In spite of the volatile shifts in investor sentiment over the past couple of years, our investment strategy has remained focused on high-quality businesses with scarce assets that are difficult to replicate.

Wincor Nixdorf and Sysmex were two particular stocks that matched our expectations and were consequently added to the portfolio. Wincor Nixdorf, a global provider of cash machines and payment systems for the financial and retail industries, offers superior product innovation, a global network, and a reputation for exceptional service. Sysmex is a Japanese firm specializing in diagnostic devices for the health care industry whose aftermarket revenues and potential for growth in emerging markets are, in our opinion, underappreciated. We also added to a number of attractively valued existing positions. These included CFAO, a French business that distributes cars and pharmaceuticals in Africa, global security services provider G4S, and Swiss insurance group Zurich Financial Services.

We sold our holding in global testing services provider Intertek in the third quarter of 2010 after the stock reached record highs. We also took advantage of a strong share price rally to exit our positions in Australian packaging business Amcor and German energy company E.ON.

4

Vanguard International Portfolio

Portfolio Profile
As of December 31, 2010

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	181	1,864
Turnover Rate	40%	—
Expense Ratio[2]	0.52%	—
Short-Term Reserves	1.2%	—

Volatility Measures
Portfolio Versus
Spliced Index[3]
R-Squared	0.98
Beta	1.03

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	15.0%	9.1%
Consumer Staples	9.9	8.7
Energy	8.3	10.9
Financials	18.7	24.6
Health Care	5.1	5.9
Industrials	16.5	10.9
Information Technology	12.7	6.7
Materials	11.4	13.2
Telecommunication Services	1.3	5.7
Utilities	1.1	4.3

Ten Largest Holdings[4] (% of total net assets)

Atlas Copco AB Class A	Industrial Machinery	2.2%
Baidu Inc.	Internet Software
	and Services	2.2
Petroleo Brasileiro	Integrated Oil
SA ADR Type A	and Gas	2.2
Itau Unibanco Holding SA	Diversified Banks	1.9
BG Group plc	Integrated Oil
	and Gas	1.8
BHP Billiton plc	Diversified Metals
	and Mining	1.8
SAP AG	Application Software 1.7
Novartis AG	Pharmaceuticals	1.5
Rolls-Royce Group plc	Aerospace and
	Defense	1.5
Cie Financiere	Apparel, Accessories
Richemont SA	and Luxury Goods	1.4
Top Ten		18.2%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative
	Portfolio[5]	Index[1]
Europe
United Kingdom	19.5%	14.4%
France	7.0	6.1
Germany	6.9	5.4
Switzerland	6.3	5.2
Sweden	5.1	2.2
Spain	2.3	2.1
Netherlands	1.7	1.7
Denmark	1.6	0.7
Other European Markets	1.9	4.9
Subtotal	52.3%	42.7%
Pacific
Japan	12.2%	15.1%
Australia	4.9	6.1
Hong Kong	3.5	2.0
Other Pacific Markets	0.5	1.3
Subtotal	21.1%	24.5%
Emerging Markets
Brazil	7.7%	3.5%
China	7.3	4.1
South Korea	2.7	3.3
India	1.5	2.0
Turkey	1.3	0.4
Other Emerging Markets	4.0	11.2
Subtotal	24.5%	24.5%
North America
Canada	2.1%	8.3%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 The expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the International Portfolio’s expense ratio was 0.51%.
3 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
4 The holdings listed exclude any temporary cash investments and equity index products.
5 Market percentages exclude currency contracts held by the portfolio.

5

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2000–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2010			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Portfolio	15.79%	6.26%	5.50%	$17,087
MSCI All Country World Index ex USA	11.15	4.82	5.54	17,153
Spliced International Index[1]	8.13	2.53	3.54	14,158
Variable Insurance International
Funds Average[2]	10.06	3.45	3.63	14,288

Fiscal-Year Total Returns (%): December 31, 2000–December 31, 2010

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

6

Vanguard International Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.0%)[1]
Australia (4.4%)
	Woolworths Ltd.	566,200	15,670
	Woodside Petroleum Ltd.	316,600	13,822
	Brambles Ltd.	1,753,100	12,798
*	Fortescue
	Metals Group Ltd.	1,566,258	10,522
	Australia & New Zealand
	Banking Group Ltd.	384,000	9,192
	Newcrest Mining Ltd.	212,500	8,834
*	James Hardie Industries
	SE	762,900	5,302
	Sims Metal
	Management Ltd.	111,574	2,459
			78,599
Austria (0.2%)
*	Wienerberger AG	213,000	4,090

Belgium (0.5%)
	Anheuser-Busch InBev NV	155,000	8,891

Brazil (7.6%)
	Petroleo Brasileiro SA ADR
	Type A	739,300	25,262
	Vale SA Class B Pfd. ADR	619,600	18,724
	Itau Unibanco Holding
	SA ADR	723,825	17,379
	Itau Unibanco Holding
	SA Prior Pfd.	688,975	16,515
	Cia Brasileira de
	Distribuicao Grupo Pao
	de Acucar ADR	306,000	12,846
	BM&FBovespa SA	1,491,433	11,797
*	OGX Petroleo e
	Gas Participacoes SA	820,700	9,888
	Petroleo Brasileiro SA ADR	247,000	9,346
	Petroleo Brasileiro
	SA Prior Pfd.	265,000	4,356
	Vale SA Prior Pfd.	121,658	3,554
	Banco do Brasil SA	163,086	3,087
	B2W Cia Global Do Varejo	130,100	2,469
*	Fibria Celulose SA	94,103	1,502
			136,725
Canada (2.1%)
	Suncor Energy Inc.	299,000	11,519
	Teck Resources Ltd.
	Class B	106,000	6,591
	Toronto-Dominion Bank	81,000	6,053
	Niko Resources Ltd.	57,500	5,971
	First Quantum
	Minerals Ltd.	37,892	4,118
	Sherritt International Corp.	258,131	2,200
*	Harry Winston
	Diamond Corp.	60,600	706
			37,158

			Market
			Value•
		Shares	($000)
China (7.2%)
*	Baidu Inc. ADR	404,800	39,075
	Tencent Holdings Ltd.	992,000	21,534
	CNOOC Ltd.	5,181,500	12,332
	Ping An Insurance
	Group Co. of China Ltd.	1,057,000	11,797
*	Ctrip.com International Ltd.
	ADR	159,600	6,456
	China
	Merchants Bank Co. Ltd.	2,535,500	6,395
	Beijing Enterprises
	Holdings Ltd.	968,500	6,002
^	Dongfang
	Electric Corp. Ltd.	1,158,600	5,738
	China Resources
	Enterprise Ltd.	1,334,000	5,462
	China Merchants Holdings
	International Co. Ltd.	1,057,788	4,175
	Hengdeli Holdings Ltd.	6,324,000	3,762
*	Changsha Zoomlion
	Heavy Industry Science
	and Technology
	Development Co. Ltd.	1,081,600	2,443
	Chaoda Modern
	Agriculture Holdings Ltd.	2,621,135	1,962
	Ports Design Ltd.	630,000	1,738
			128,871
Denmark (1.6%)
	Novo Nordisk A/S Class B	102,814	11,632
	Novozymes A/S	48,600	6,810
*	Vestas Wind Systems A/S	183,999	5,852
	AP Moller - Maersk A/S
	Class B	465	4,227
			28,521
Finland (0.3%)
	Metso Oyj	92,300	5,184

France (6.6%)
	PPR	120,655	19,285
	Cie Generale d’Optique
	Essilor International SA	273,754	17,707
	L’Oreal SA	118,100	13,183
	Vallourec SA	118,500	12,508
	GDF Suez	318,000	11,466
	Schneider Electric SA	59,500	8,956
	LVMH Moet Hennessy
	Louis Vuitton SA	46,500	7,689
	Safran SA	157,500	5,605
	Publicis Groupe SA	100,000	5,238
*	European Aeronautic
	Defence and Space Co.
	NV	192,000	4,498
	Total SA	72,000	3,850
	CFAO SA	87,101	3,809
	Societe Generale	63,800	3,446
			117,240

			Market
			Value•
		Shares	($000)
Germany (6.5%)
	SAP AG	605,742	31,015
	Adidas AG	249,691	16,306
	Porsche Automobil
	Holding SE Prior Pfd.	129,800	10,409
*	TUI AG	581,756	8,193
	GEA Group AG	257,000	7,456
	ThyssenKrupp AG	178,500	7,445
	HeidelbergCement AG	111,681	7,037
^	Aixtron SE	143,900	5,383
	Wincor Nixdorf AG	61,000	5,013
	Symrise AG	177,080	4,871
	Siemens AG	37,173	4,623
	Linde AG	25,792	3,917
^	SMA Solar Technology AG	38,472	3,571
*,^	Q-Cells SE	115,330	387
			115,626
Hong Kong (3.5%)
	Swire Pacific Ltd. Class A	994,500	16,338
	Hong Kong Exchanges
	and Clearing Ltd.	544,900	12,353
	Jardine Matheson
	Holdings Ltd.	233,800	10,283
	Sun Hung Kai
	Properties Ltd.	557,000	9,240
	Li & Fung Ltd.	1,348,000	7,820
^	Techtronic Industries Co.	3,027,652	3,948
	Esprit Holdings Ltd.	412,887	1,964
			61,946
India (1.5%)
	HDFC Bank Ltd.	153,672	7,996
	Tata Motors Ltd.	245,000	7,169
	Tata Power Co. Ltd.	153,000	4,672
	Housing Development
	Finance Corp.	270,500	4,404
	Reliance Capital Ltd.	186,700	2,790
			27,031
Indonesia (0.2%)
	Telekomunikasi
	Indonesia Tbk PT	4,585,000	4,046

Ireland (0.2%)
	Kerry Group plc Class A	121,658	4,074

Israel (0.7%)
	Teva Pharmaceutical
	Industries Ltd. ADR	171,332	8,932
*	Check Point Software
	Technologies Ltd.	91,123	4,215
			13,147
Japan (11.4%)
	Mitsubishi Corp.	779,800	21,039
	Nintendo Co. Ltd.	68,800	20,107
	Canon Inc.	385,300	19,812
	Honda Motor Co. Ltd.	475,500	18,787
	Rakuten Inc.	21,648	18,135
	SMC Corp.	81,600	13,939
	Unicharm Corp.	261,000	10,375
	Japan Tobacco Inc.	2,658	9,825
	Yamada Denki Co. Ltd.	129,870	8,845
	Bridgestone Corp.	416,000	8,016
*	Yamaha Motor Co. Ltd.	479,500	7,789
	Sony Corp.	187,000	6,695
	Hoya Corp.	271,800	6,579
	THK Co. Ltd.	264,100	6,047
	Rohm Co. Ltd.	74,700	4,863
	Sysmex Corp.	65,000	4,500
	Kyocera Corp.	44,200	4,495

7

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Toyota Motor Corp.	110,000	4,335
Astellas Pharma Inc.	100,000	3,805
Sekisui Chemical Co. Ltd.	464,000	3,323
Trend Micro Inc.	88,500	2,911
		204,222
Luxembourg (0.1%)
* Reinet Investments SCA	67,635	1,182

Mexico (0.5%)
Wal-Mart de Mexico
SAB de CV	2,154,600	6,191
Consorcio ARA
SAB de CV	3,899,933	2,416
		8,607
Netherlands (1.7%)
* ING Groep NV	1,439,000	14,094
Unilever NV	366,000	11,463
TNT NV	155,000	4,115
		29,672
Norway (0.6%)
DnB NOR ASA	461,888	6,523
Statoil ASA	201,174	4,810
		11,333
Peru (0.4%)
Credicorp Ltd.	67,500	8,026

Singapore (0.5%)
Singapore Exchange Ltd.	849,000	5,578
DBS Group Holdings Ltd.	268,497	3,002
		8,580
South Africa (0.8%)
Impala Platinum
Holdings Ltd.	225,800	7,963
Sasol Ltd.	74,500	3,900
MTN Group Ltd.	163,000	3,312
		15,175
South Korea (2.7%)
Samsung
Electronics Co. Ltd.	27,500	22,966
Hyundai Motor Co.	61,000	9,314
Shinhan Financial
Group Co. Ltd.	171,582	7,979
* Celltrion Inc.	152,700	4,501
Hankook Tire Co. Ltd.	114,000	3,187
		47,947
Spain (2.2%)
Banco Santander SA	2,004,435	21,442
Inditex SA	227,300	17,081
		38,523
Sweden (5.0%)
Atlas Copco AB Class A	1,554,378	39,254
Sandvik AB	803,595	15,686
Svenska Handelsbanken
AB Class A	468,777	14,991
Alfa Laval AB	537,369	11,350

			Market
			Value•
		Shares	($000)
	Telefonaktiebolaget LM
	Ericsson Class B	445,000	5,159
	Oriflame Cosmetics SA	75,000	3,951
			90,391
Switzerland (6.3%)
	Novartis AG	463,000	27,340
	Cie Financiere
	Richemont SA	435,977	25,717
	Syngenta AG	48,400	14,232
	Geberit AG	55,740	12,928
	ABB Ltd.	295,900	6,627
	Nestle SA	93,271	5,481
*	GAM Holding AG	328,101	5,440
	Holcim Ltd.	65,000	4,934
	Roche Holding AG	33,000	4,853
	Zurich Financial Services
	AG	18,500	4,806
			112,358
Taiwan (0.8%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	4,713,204	11,473
	Compal Electronics Inc.	2,350,909	3,115
			14,588
Thailand (0.4%)
	Kasikornbank PCL	1,558,000	6,482
	Kasikornbank PCL
	(Foreign)	149,300	646
			7,128
Turkey (1.3%)
	Turkiye Garanti Bankasi
	AS	4,437,659	22,485

United Kingdom (18.2%)
	BG Group plc	1,582,500	32,237
	BHP Billiton plc	784,700	31,703
	Rolls-Royce Group plc	2,731,953	26,730
	Standard Chartered plc	891,500	24,168
	Rio Tinto plc	322,000	23,049
	Tesco plc	3,277,100	21,822
	SABMiller plc	493,000	17,441
	British American
	Tobacco plc	436,830	16,874
	Prudential plc	1,353,696	14,202
*	Lloyds Banking Group plc	12,612,073	13,074
	Vodafone Group plc	4,694,000	12,374
	Xstrata plc	517,000	12,302
	Kingfisher plc	2,602,000	10,765
*	Autonomy Corp. plc	435,200	10,282
	Meggitt plc	1,689,000	9,813
*	Signet Jewelers Ltd.	172,000	7,435
	AMEC plc	287,295	5,188
	Victrex plc	222,229	5,168
	Carnival plc	107,500	5,021
	G4S plc	1,195,000	4,761
*	Inchcape plc	800,000	4,481
	Unilever plc	145,000	4,473
	GlaxoSmithKline plc	224,000	4,362

		Market
		Value•
	Shares	($000)
Ultra Electronics
Holdings plc	152,000	4,044
HSBC Holdings plc	387,431	3,976
Sage Group plc	76,843	330
		326,075
Total Common Stocks
(Cost $1,432,725)		1,717,441
Temporary Cash Investments (4.9%)[1]
Money Market Fund (4.3%)
[2,3] Vanguard Market
Liquidity Fund,
0.211%	76,384,888	76,385

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.6%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.210%, 6/3/11	8,000	7,992
[4,5] Freddie Mac
Discount Notes,
0.200%, 3/28/11	2,000	1,999
4	United States Treasury Bill,
0.200%, 6/30/11	1,000	999
		10,990
Total Temporary Cash Investments
(Cost $87,376)		87,375
Total Investments (100.9%)
(Cost $1,520,101)		1,804,816
Other Assets and Liabilities (–0.9%)
Other Assets		4,279
Liabilities[3]		(20,391)
		(16,112)
Net Assets (100%)
Applicable to 97,787,520 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,788,704
Net Asset Value Per Share		$18.29

At December 31, 2010, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,645,042
Undistributed Net Investment Income		21,551
Accumulated Net Realized Losses		(163,067)
Unrealized Appreciation (Depreciation)
Investment Securities		284,715
Futures Contracts		(245)
Foreign Currencies and
Forward Currency Contracts		708
Net Assets		1,788,704

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $11,432,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.0% and 1.9%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $11,936,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $3,497,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard International Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Dividends[1]	32,452
Interest[2]	141
Security Lending	983
Total Income	33,576
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,943
Performance Adjustment	611
The Vanguard Group—Note C
Management and Administrative	4,808
Marketing and Distribution	394
Custodian Fees	317
Auditing Fees	37
Shareholders’ Reports	44
Trustees’ Fees and Expenses	2
Total Expenses	8,156
Net Investment Income	25,420
Realized Net Gain (Loss)
Investment Securities Sold	12,186
Futures Contracts	1,704
Foreign Currencies and
Forward Currency Contracts	(3,770)
Realized Net Gain (Loss)	10,120
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	202,148
Futures Contracts	(1,423)
Foreign Currencies and
Forward Currency Contracts	2,244
Change in Unrealized Appreciation
(Depreciation)	202,969
Net Increase (Decrease) in Net Assets
Resulting from Operations	238,509

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,420	25,826
Realized Net Gain (Loss)	10,120	(104,491)
Change in Unrealized Appreciation (Depreciation)	202,969	548,806
Net Increase (Decrease) in Net Assets Resulting from Operations	238,509	470,141
Distributions
Net Investment Income	(26,102)	(47,854)
Realized Capital Gain	—	—
Total Distributions	(26,102)	(47,854)
Capital Share Transactions
Issued	201,169	252,044
Issued in Lieu of Cash Distributions	26,102	47,854
Redeemed	(277,579)	(209,115)
Net Increase (Decrease) from Capital Share Transactions	(50,308)	90,783
Total Increase (Decrease)	162,099	513,070
Net Assets
Beginning of Period	1,626,605	1,113,535
End of Period[3]	1,788,704	1,626,605

1 Dividends are net of foreign withholding taxes of $2,259,000.
2 Interest income from an affiliated company of the portfolio was $116,000.
3 Net Assets—End of Period includes undistributed net investment income of $21,551,000 and $23,091,000.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard International Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.05	$11.81	$23.84	$21.56	$17.37
Investment Operations
Net Investment Income	.262	.270	.532	.510[1]	.430[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.239	4.490	(10.352)	3.070	4.160
Total from Investment Operations	2.501	4.760	(9.820)	3.580	4.590
Distributions
Dividends from Net Investment Income	(.261)	(.520)	(.490)	(.400)	(.220)
Distributions from Realized Capital Gains	—	—	(1.720)	(.900)	(.180)
Total Distributions	(.261)	(.520)	(2.210)	(1.300)	(.400)
Net Asset Value, End of Period	$18.29	$16.05	$11.81	$23.84	$21.56

Total Return	15.79%	42.57%	–44.87%	17.41%	26.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,789	$1,627	$1,114	$2,123	$1,562
Ratio of Total Expenses to
Average Net Assets[2]	0.51%	0.52%	0.46%	0.45%	0.44%
Ratio of Net Investment Income to
Average Net Assets	1.59%	1.99%	2.90%	2.23%	2.22%
Portfolio Turnover Rate	40%	41%	59%	41%	29%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.03%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard International Portfolio

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the portfolio’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the portfolio under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

11

Vanguard International Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index. The basic fee of M&G Investment Management Limited is subject to quarterly adjustments based on performance since March 31, 2008, relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before an increase of $611,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $290,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.12% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	196,972	—	—
Common Stocks—Other	52,222	1,468,247	—
Temporary Cash Investments	76,385	10,990	—
Futures Contracts—Liabilities[1]	(194)	—	—
Forward Currency Contracts—Assets	—	770	—
Forward Currency Contracts—Liabilities	—	(98)	—
Total	325,385	1,479,909	—
1 Represents variation margin on the last day of the reporting period.

12

Vanguard International Portfolio

E. At December 31, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	770	770
Liabilities	(194)	(98)	(292)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2010, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	1,704	—	1,704
Forward Currency Contracts	—	(2,912)	(2,912)
Realized Net Gain (Loss) on Derivatives	1,704	(2,912)	(1,208)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,423)	—	(1,423)
Forward Currency Contracts	—	2,201	2,201
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,423)	2,201	778

At December 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	March 2011	528	19,791	(448)
FTSE 100 Index	March 2011	151	13,932	79
Topix Index	March 2011	115	12,704	197
S&P ASX 200 Index	March 2011	62	7,515	(73)

Unrealized appreciation (depreciation) on open FTSE 100 Index contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2010, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	3/23/11	EUR	15,086	USD	20,234	54
UBS AG	3/23/11	GBP	8,848	USD	13,844	(98)
UBS AG	3/16/11	JPY	1,014,392	USD	12,517	464
UBS AG	3/23/11	AUD	7,404	USD	7,511	252

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

13

Vanguard International Portfolio

At December 31, 2010, the counterparty had deposited in a segregated account securities with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

The portfolio had net unrealized foreign currency gains of $36,000 resulting from the translation of other assets and liabilities at December 31, 2010.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2010, the portfolio realized net foreign currency losses of $858,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the portfolio’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Unrealized appreciation on passive foreign investment company holdings at December 31, 2010, was $2,692,000.

For tax purposes, at December 31, 2010, the portfolio had $26,784,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $162,172,000 to offset future net capital gains of $20,785,000 through December 31, 2016, and $141,387,000 through December 31, 2017.

At December 31, 2010, the cost of investment securities for tax purposes was $1,522,793,000. Net unrealized appreciation of investment securities for tax purposes was $282,023,000, consisting of unrealized gains of $358,067,000 on securities that had risen in value since their purchase and $76,044,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2010, the portfolio purchased $604,848,000 of investment securities and sold $634,950,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	12,310	18,807
Issued in Lieu of Cash Distributions	1,613	4,519
Redeemed	(17,451)	(16,337)
Net Increase (Decrease) in Shares Outstanding	(3,528)	6,989

I. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

14

Vanguard International Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of International Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2011

Special 2010 tax information (unaudited) for corporate shareholders only for Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2010, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio designates to shareholders foreign source income of $31,211,000 and foreign taxes paid of $2,326,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2011 to determine the calendar-year amounts to be included on their 2010 tax returns.

15

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,284.41	$2.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.63	2.60

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

Vanguard® Mid-Cap Index Portfolio

For the 12 months ended December 31, 2010, Vanguard Mid-Cap Index Portfolio returned 25.37%. The portfolio’s performance was in line with that of its target index and the average return of competitive funds.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Back-to-back gains, but a bumpy ride
Mid-capitalization stocks took investors for a bumpy ride in 2010 on their way to a second straight year of double-digit gains. Investors in the Mid-Cap Index Portfolio felt every bounce, of course, because the fund is designed to closely track the broad performance of stocks with medium-size capitalizations (market values).

The volatility reflected market participants’ fast-changing views on a variety of factors, such as the outlook for U.S. economic growth and jobs, the Federal Reserve’s big bond-buying plan, the “flash crash” of stocks in May, and the strains faced by fiscally stretched European countries. For mid-cap stocks, as for the rest of the market, the first half of 2010 was difficult. The broad stock market reached a low point in early July, after which mid-caps began what turned out to be a 29% climb through year-end.

Three market sectors were responsible for about half of the portfolio’s return: consumer discretionary, industrials, and financials. Some of the gains in these sectors may reflect a more positive outlook for the economy. Specialty retailers, such as apparel stores, and a variety of entertainment-oriented stocks—of hotels, resorts, cruise lines, restaurants, and cable TV companies, for example—were among the major contributors to return within the consumer discretionary sector. Manufacturers of machinery and electrical equipment, which are on the front lines of an economic recovery, were prominent in industrials. In the financial sector, the stocks of insurers, real estate investment trusts, and regional banks were leading contributors to the portfolio’s overall result.

The portfolio’s long-term record shows consistent results
Despite the strong gains of the past two years, the Mid-Cap Index Portfolio’s longer-term record is still influenced by the unusually severe drops in stocks that came earlier, especially in 2008. This is all too obvious when you examine the table on this page. The table also shows, however, that regardless of the market turbulence over the past decade, the portfolio has fulfilled its mandate by closely tracking the return of its target index.

That is no mean feat, and it is a tribute to the skills of the portfolio’s advisor, Vanguard Quantitative Equity Group, which has more than 30 years of experience in index-fund management. The group has developed sophisticated techniques for managing portfolios and trading stocks, and its dedicated professionals are among the most skilled in the business. The portfolio’s low costs also support its mission of capturing as much as possible of the index return.

Total Returns
		Ten Years Ended
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard Mid-Cap Index Portfolio	25.37%	6.79%
Spliced Mid Cap Index[1]	25.69	6.84
Variable Insurance Mid-Cap Core Funds Average[2]	25.55	5.86

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Mid-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.29%	0.90%

1 S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of December 31, 2010

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	455	453	3,893
Median Market Cap	$6.2B	$6.2B	$29.6B
Price/Earnings Ratio	21.3x	21.3x	18.3x
Price/Book Ratio	2.2x	2.2x	2.2x
Yield[3]	0.8%	1.3%	1.7%
Return on Equity	14.1%	14.1%	18.8%
Earnings Growth Rate	4.7%	4.7%	6.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	22%	—	—
Expense Ratio[4]	0.29%	—	—
Short-Term Reserves	0.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.96
Beta	1.00	1.14

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	16.7%	16.7%	11.9%
Consumer Staples	4.3	4.3	9.5
Energy	9.6	9.6	10.6
Financials	17.9	18.0	16.6
Health Care	10.2	10.2	10.7
Industrials	12.0	12.0	11.4
Information
Technology	14.9	14.9	18.9
Materials	6.9	6.8	4.5
Telecommunication
Services	1.6	1.6	2.7
Utilities	5.9	5.9	3.2

Ten Largest Holdings[5] (% of total net assets)

Cameron	Oil & Gas
International Corp.	Equipment
	& Services	0.5%
Host Hotels &
Resorts Inc.	Specialized REITs	0.5
SanDisk Corp.	Computer Storage
	& Peripherals	0.5
Starwood Hotels &	Hotels, Resorts
Resorts Worldwide Inc.	& Cruise Lines	0.5
Goodrich Corp.	Aerospace
	& Defense	0.5
Consol Energy Inc.	Coal &
	Consumable Fuels	0.5
Altera Corp.	Semiconductors	0.5
Dover Corp.	Industrial
	Machinery	0.5
FMC Technologies Inc.	Oil & Gas
	Equipment
	& Services	0.5
Cliffs Natural
Resources Inc.	Steel	0.5
Top Ten		5.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US Mid Cap 450 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the expense ratio was 0.28%.
5 The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2000–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2010			of a $10,000
	One Year	Five Years	Ten Years	Investment
Mid-Cap Index Portfolio	25.37%	4.33%	6.79%	$19,296
Dow Jones U.S. Total Stock Market Index	17.70	3.17	2.64	12,981
Spliced Mid Cap Index[1]	25.69	4.42	6.84	19,386
Variable Insurance
Mid-Cap Core Funds Average[2]	25.55	4.43	5.86	17,672

Fiscal-Year Total Returns (%): December 31, 2000–December 31, 2010

1 S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (16.7%)
	Starwood Hotels & Resorts
	Worldwide Inc.	69,893	4,248
	Fortune Brands Inc.	56,052	3,377
	Mattel Inc.	132,038	3,358
*	Liberty Media Corp.–
	Interactive	208,801	3,293
	Virgin Media Inc.	115,836	3,155
	Limited Brands Inc.	101,485	3,119
	Cablevision Systems Corp.
	Class A	91,950	3,112
*	O’Reilly Automotive Inc.	50,939	3,078
*	BorgWarner Inc.	41,907	3,032
	Harley-Davidson Inc.	86,621	3,003
	Genuine Parts Co.	57,927	2,974
	Tiffany & Co.	46,746	2,911
*	NetFlix Inc.	16,342	2,871
	Ross Stores Inc.	44,823	2,835
	Nordstrom Inc.	64,461	2,732
	Polo Ralph Lauren Corp.
	Class A	23,969	2,659
*	Dollar Tree Inc.	46,752	2,622
*	CarMax Inc.	82,182	2,620
	Autoliv Inc.	32,575	2,571
	Whirlpool Corp.	27,975	2,485
*	Chipotle Mexican Grill Inc.
	Class A	11,440	2,433
*	Royal Caribbean
	Cruises Ltd.	51,311	2,412
*	Sirius XM Radio Inc.	1,429,145	2,344
	Family Dollar Stores Inc.	46,274	2,300
	Darden Restaurants Inc.	48,287	2,242
	Hasbro Inc.	46,226	2,181
	Advance Auto Parts Inc.	30,947	2,047
*	TRW Automotive
	Holdings Corp.	37,999	2,003
	Wyndham Worldwide Corp.	65,564	1,964
	International Game
	Technology	109,350	1,934
*	Apollo Group Inc. Class A	48,714	1,924
*	Interpublic Group
	of Cos. Inc.	179,741	1,909
	Expedia Inc.	76,000	1,907
	Abercrombie & Fitch Co.	32,436	1,869
	Newell Rubbermaid Inc.	102,063	1,855
*	MGM Resorts International	123,832	1,839
*	Lear Corp.	18,257	1,802
*	Urban Outfitters Inc.	49,350	1,767
	PetSmart Inc.	43,529	1,733
	Scripps Networks
	Interactive Inc. Class A	33,429	1,730
*	Liberty Media Corp.–Capital	26,442	1,654
*	Liberty Global Inc. Class A	43,900	1,553

			Market
			Value•
		Shares	($000)
	Phillips-Van Heusen Corp.	24,357	1,535
*	NVR Inc.	2,046	1,414
*	Fossil Inc.	19,756	1,392
*	Liberty Global Inc.	40,028	1,357
	H&R Block Inc.	113,282	1,349
	Gannett Co. Inc.	87,520	1,321
	DR Horton Inc.	105,109	1,254
*	Dick’s Sporting Goods Inc.	33,408	1,253
	Leggett & Platt Inc.	53,730	1,223
*	Mohawk Industries Inc.	21,412	1,215
*	GameStop Corp. Class A	52,509	1,201
*	Liberty Media Corp.–Starz	18,003	1,197
*	Harman International
	Industries Inc.	25,653	1,188
*	LKQ Corp.	50,001	1,136
	Foot Locker Inc.	57,375	1,126
	DeVry Inc.	23,340	1,120
	Guess? Inc.	22,278	1,054
*	Goodyear Tire & Rubber Co.	84,691	1,004
	American Eagle
	Outfitters Inc.	68,285	999
*	Toll Brothers Inc.	51,716	983
	Lennar Corp. Class A	51,722	970
	Washington Post Co.
	Class B	2,170	954
*	Pulte Group Inc.	126,323	950
*	Penn National Gaming Inc.	24,327	855
*	Lamar Advertising Co.
	Class A	21,316	849
*	ITT Educational Services Inc.	12,363	787
	Strayer Education Inc.	5,143	783
	Brinker International Inc.	37,320	779
*	Hyatt Hotels Corp. Class A	16,136	738
	Wendy’s/Arby’s Group Inc.
	Class A	123,073	569
	CTC Media Inc.	20,062	470
*	AutoNation Inc.	16,202	457
*	Clear Channel Outdoor
	Holdings Inc. Class A	14,819	208
	Lennar Corp. Class B	4,820	75
*	Krispy Kreme
	Doughnuts Inc.
	Warrants Exp.
	03/02/2012	570	—
			137,222
Consumer Staples (4.3%)
	Bunge Ltd.	48,933	3,206
	Coca-Cola Enterprises Inc.	125,922	3,152
	Dr Pepper Snapple
	Group Inc.	87,867	3,089
	JM Smucker Co.	43,952	2,885
*	Whole Foods Market Inc.	53,714	2,717
	McCormick & Co. Inc.	44,304	2,061
	Tyson Foods Inc. Class A	107,104	1,844

			Market
			Value•
		Shares	($000)
	Church & Dwight Co. Inc.	26,089	1,801
*	Energizer Holdings Inc.	24,469	1,784
*	Constellation Brands Inc.
	Class A	68,677	1,521
	Herbalife Ltd.	21,716	1,485
*	Hansen Natural Corp.	27,478	1,437
	Hormel Foods Corp.	26,943	1,381
*	Green Mountain
	Coffee Roasters Inc.	41,227	1,355
*	Ralcorp Holdings Inc.	20,143	1,309
	Alberto-Culver Co. Class B	32,629	1,209
*	Smithfield Foods Inc.	54,872	1,132
	Flowers Foods Inc.	30,404	818
	SUPERVALU Inc.	77,939	751
*	Dean Foods Co.	67,054	593
			35,530
Energy (9.6%)
*	Cameron International Corp.	88,949	4,512
	Consol Energy Inc.	82,940	4,043
*	FMC Technologies Inc.	44,139	3,924
	Pioneer Natural
	Resources Co.	42,590	3,698
	El Paso Corp.	258,774	3,561
*	Newfield Exploration Co.	49,048	3,537
*	Concho Resources Inc.	32,036	2,809
	Cimarex Energy Co.	30,918	2,737
*	Denbury Resources Inc.	139,481	2,663
*	Alpha Natural Resources Inc.	44,266	2,657
	Range Resources Corp.	58,747	2,642
*	Nabors Industries Ltd.	104,931	2,462
	QEP Resources Inc.	64,400	2,338
	EQT Corp.	52,147	2,338
*	Whiting Petroleum Corp.	18,818	2,205
*	Pride International Inc.	64,614	2,132
	Arch Coal Inc.	59,775	2,096
*	Petrohawk Energy Corp.	111,184	2,029
*	Kinder Morgan
	Management LLC	29,817	1,994
	Massey Energy Co.	35,599	1,910
	Helmerich & Payne Inc.	38,999	1,891
	Sunoco Inc.	44,230	1,783
*	McDermott International Inc.	85,228	1,763
*	Plains Exploration &
	Production Co.	51,435	1,653
*	Forest Oil Corp.	39,605	1,504
*	Rowan Cos. Inc.	42,082	1,469
*	Oceaneering
	International Inc.	19,884	1,464
	Core Laboratories NV	16,438	1,464
	Cabot Oil & Gas Corp.	38,247	1,448
	EXCO Resources Inc.	66,334	1,288
*	Dresser-Rand Group Inc.	29,771	1,268
	Patterson-UTI Energy Inc.	56,642	1,221
	Southern Union Co.	43,387	1,044
	Tidewater Inc.	18,890	1,017
*	Tesoro Corp.	52,406	972
*	Continental Resources Inc.	12,547	738
*	Quicksilver Resources Inc.	43,905	647
*	Cobalt International
	Energy Inc.	32,400	396
			79,317
Financials (18.0%)
	Host Hotels & Resorts Inc.	243,348	4,349
	Discover Financial Services	199,937	3,705
	AvalonBay Communities Inc.	31,337	3,527
*	CIT Group Inc.	69,938	3,294

4

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Lincoln National Corp.	116,413	3,237
	Regions Financial Corp.	461,638	3,231
	Ventas Inc.	57,740	3,030
	ProLogis	204,735	2,956
	Unum Group	119,964	2,906
	New York Community
	Bancorp Inc.	152,098	2,867
	KeyCorp	323,505	2,863
*	IntercontinentalExchange Inc.	23,141	2,757
	XL Group plc Class A	125,554	2,740
	Comerica Inc.	64,811	2,738
	Kimco Realty Corp.	149,242	2,692
*	American International
	Group Inc.	44,737	2,578
	Health Care REIT Inc.	53,310	2,540
*	Genworth Financial Inc.
	Class A	179,893	2,364
	Macerich Co.	47,921	2,270
*	SLM Corp.	178,618	2,249
	Plum Creek Timber Co. Inc.	59,282	2,220
*	CB Richard Ellis
	Group Inc. Class A	106,458	2,180
	Huntington Bancshares Inc.	317,314	2,180
	Willis Group Holdings plc	62,612	2,168
	PartnerRe Ltd.	26,419	2,123
	Leucadia National Corp.	71,593	2,089
	Legg Mason Inc.	56,750	2,058
	AMB Property Corp.	61,726	1,957
	SL Green Realty Corp.	28,751	1,941
	People’s United
	Financial Inc.	136,389	1,911
*	Affiliated Managers
	Group Inc.	18,787	1,864
	Cincinnati Financial Corp.	56,711	1,797
	Torchmark Corp.	29,656	1,772
	Federal Realty
	Investment Trust	22,670	1,767
	Everest Re Group Ltd.	20,662	1,753
	Digital Realty Trust Inc.	32,088	1,654
	Nationwide Health
	Properties Inc.	45,402	1,652
*	MSCI Inc. Class A	41,453	1,615
*	Arch Capital Group Ltd.	18,274	1,609
	UDR Inc.	65,794	1,547
	Rayonier Inc.	29,452	1,547
	Zions Bancorporation	63,554	1,540
	Chimera Investment Corp.	369,547	1,519
	Assurant Inc.	39,164	1,509
	Axis Capital Holdings Ltd.	41,826	1,501
	Realty Income Corp.	43,011	1,471
	Alexandria Real Estate
	Equities Inc.	19,912	1,459
	Reinsurance Group of
	America Inc. Class A	26,899	1,445
	WR Berkley Corp.	48,990	1,341
	Liberty Property Trust	41,784	1,334
	Jones Lang LaSalle Inc.	15,710	1,318
	Eaton Vance Corp.	43,378	1,311
*	Markel Corp.	3,414	1,291
	RenaissanceRe
	Holdings Ltd.	20,136	1,282
	Marshall & Ilsley Corp.	183,783	1,272
	Regency Centers Corp.	30,036	1,269
	Cullen/Frost Bankers Inc.	20,110	1,229
	Old Republic
	International Corp.	90,147	1,229

			Market
			Value•
		Shares	($000)
	HCC Insurance Holdings Inc.	42,385	1,227
	Transatlantic Holdings Inc.	23,458	1,211
	Raymond James
	Financial Inc.	36,568	1,196
	SEI Investments Co.	48,437	1,152
	Duke Realty Corp.	92,352	1,151
*	NASDAQ OMX Group Inc.	48,455	1,149
*	First Horizon National Corp.	95,855	1,129
	Jefferies Group Inc.	41,003	1,092
	Fidelity National
	Financial Inc. Class A	79,582	1,089
	Commerce Bancshares Inc.	27,321	1,085
	Brown & Brown Inc.	44,451	1,064
	City National Corp.	17,296	1,061
	Hospitality Properties Trust	45,422	1,047
	Assured Guaranty Ltd.	57,475	1,017
	Weingarten Realty Investors	41,969	997
	White Mountains
	Insurance Group Ltd.	2,798	939
	Associated Banc-Corp	60,328	914
	American Financial
	Group Inc.	27,828	899
	Federated Investors Inc.
	Class B	34,106	893
	Janus Capital Group Inc.	67,404	874
	Greenhill & Co. Inc.	9,213	752
*,^	St. Joe Co.	34,113	745
	Piedmont Office Realty
	Trust Inc. Class A	34,279	690
	Validus Holdings Ltd.	22,326	683
	Capitol Federal Financial Inc.	52,767	628
	BOK Financial Corp.	10,015	535
	Mercury General Corp.	10,079	433
	TFS Financial Corp.	34,041	307
*	LPL Investment Holdings Inc.	5,936	216
	CBOE Holdings Inc.	4,594	105
			147,897
Health Care (10.2%)
*	Life Technologies Corp.	67,324	3,736
	AmerisourceBergen Corp.
	Class A	102,366	3,493
*	Hospira Inc.	61,415	3,420
*	Humana Inc.	62,184	3,404
*	Edwards Lifesciences Corp.	41,676	3,369
*	Varian Medical Systems Inc.	44,681	3,095
*	Illumina Inc.	45,679	2,893
*	Alexion Pharmaceuticals Inc.	33,095	2,666
*	Waters Corp.	33,803	2,627
*	DaVita Inc.	37,692	2,619
*	Vertex Pharmaceuticals Inc.	74,579	2,612
*	Watson Pharmaceuticals Inc.	48,696	2,515
*	Cerner Corp.	25,812	2,445
*	Mylan Inc.	113,701	2,402
*	CareFusion Corp.	81,751	2,101
*	Henry Schein Inc.	33,586	2,062
*	ResMed Inc.	55,564	1,925
	Perrigo Co.	30,355	1,922
	Beckman Coulter Inc.	25,397	1,911
*	Mettler-Toledo
	International Inc.	12,286	1,858
*	Dendreon Corp.	52,971	1,850
*	Hologic Inc.	95,068	1,789
*	Cephalon Inc.	27,610	1,704
	DENTSPLY International Inc.	49,811	1,702
*	Human Genome
	Sciences Inc.	69,026	1,649

			Market
			Value•
		Shares	($000)
*	Endo Pharmaceuticals
	Holdings Inc.	42,387	1,514
*	IDEXX Laboratories Inc.	21,180	1,466
*	Coventry Health Care Inc.	54,482	1,438
	Universal Health
	Services Inc. Class B	33,021	1,434
*	Community Health
	Systems Inc.	34,729	1,298
*	King Pharmaceuticals Inc.	91,575	1,287
*	Covance Inc.	23,835	1,225
	Pharmaceutical Product
	Development Inc.	41,515	1,127
	Omnicare Inc.	43,520	1,105
*	Alere Inc.	29,593	1,083
	Patterson Cos. Inc.	34,215	1,048
*	Gen-Probe Inc.	17,899	1,044
*	Kinetic Concepts Inc.	23,772	996
	Lincare Holdings Inc.	36,083	968
	Warner Chilcott plc Class A	41,697	941
*	Charles River Laboratories
	International Inc.	24,443	869
	Techne Corp.	12,994	853
*	Myriad Genetics Inc.	34,618	791
*	Amylin Pharmaceuticals Inc.	52,799	777
*	Bio-Rad Laboratories Inc.
	Class A	7,105	738
			83,771
Industrials (12.0%)
	Goodrich Corp.	46,078	4,058
	Dover Corp.	68,531	4,006
	Rockwell Automation Inc.	52,093	3,736
	Cooper Industries plc	61,328	3,575
	Joy Global Inc.	37,963	3,293
	WW Grainger Inc.	22,171	3,062
	Fastenal Co.	48,728	2,919
*	United Continental
	Holdings Inc.	116,243	2,769
	Roper Industries Inc.	34,591	2,644
	Bucyrus International Inc.
	Class A	28,304	2,530
	Flowserve Corp.	20,608	2,457
*	Stericycle Inc.	29,819	2,413
	Textron Inc.	100,813	2,383
	AMETEK Inc.	58,807	2,308
*	Jacobs Engineering
	Group Inc.	46,307	2,123
	Pall Corp.	42,815	2,123
	Manpower Inc.	30,251	1,899
	Pitney Bowes Inc.	76,075	1,840
*	Kansas City Southern	37,609	1,800
	KBR Inc.	57,301	1,746
*	AGCO Corp.	34,151	1,730
	Masco Corp.	132,339	1,675
	Iron Mountain Inc.	66,577	1,665
	Equifax Inc.	45,891	1,634
*	Foster Wheeler AG	46,790	1,615
	Robert Half International Inc.	51,401	1,573
	Donaldson Co. Inc.	26,628	1,552
*	Quanta Services Inc.	77,376	1,541
	Avery Dennison Corp.	36,354	1,539
	Dun & Bradstreet Corp.	18,373	1,508
	Timken Co.	30,235	1,443
*	Verisk Analytics Inc. Class A	41,564	1,417
	Cintas Corp.	50,527	1,413
	JB Hunt Transport
	Services Inc.	33,962	1,386

5

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	Navistar International Corp.	23,717	1,373
	Pentair Inc.	36,310	1,326
	RR Donnelley & Sons Co.	75,691	1,322
*	Owens Corning	42,391	1,321
	SPX Corp.	18,423	1,317
*	URS Corp.	30,781	1,281
*	Terex Corp.	39,879	1,238
*	IHS Inc. Class A	15,316	1,231
*	Hertz Global Holdings Inc.	83,250	1,206
*	Babcock & Wilcox Co.	42,714	1,093
	MSC Industrial Direct Co.
	Class A	16,461	1,065
*	Shaw Group Inc.	30,989	1,061
	Ryder System Inc.	19,266	1,014
	Towers Watson & Co.
	Class A	18,963	987
*	Copart Inc.	26,366	985
*	Aecom Technology Corp.	34,191	956
*	Alliant Techsystems Inc.	12,266	913
	Harsco Corp.	29,607	839
	Covanta Holding Corp.	48,623	836
*	Spirit Aerosystems
	Holdings Inc. Class A	39,325	818
*	Sensata Technologies
	Holding NV	22,395	674
*	FTI Consulting Inc.	17,120	638
			98,869
Information Technology (14.9%)
*	SanDisk Corp.	85,615	4,269
	Altera Corp.	112,987	4,020
*	F5 Networks Inc.	29,634	3,857
	Amphenol Corp. Class A	63,850	3,370
*	Fiserv Inc.	55,145	3,229
*	Autodesk Inc.	83,616	3,194
*	Red Hat Inc.	69,474	3,171
*	Akamai Technologies Inc.	66,754	3,141
*	BMC Software Inc.	65,658	3,095
*	Western Digital Corp.	84,242	2,856
	Linear Technology Corp.	82,515	2,854
	Computer Sciences Corp.	56,685	2,812
	Xilinx Inc.	95,047	2,754
*	Micron Technology Inc.	328,899	2,638
*	Seagate Technology plc	173,450	2,607
	Maxim Integrated
	Products Inc.	109,673	2,590
*	McAfee Inc.	55,827	2,585
*	Teradata Corp.	61,508	2,532
*	Cree Inc.	37,765	2,488
	KLA-Tencor Corp.	61,758	2,386
*	Lam Research Corp.	45,557	2,359
*	Rovi Corp.	37,941	2,353
	Microchip Technology Inc.	68,400	2,340
*	Flextronics
	International Ltd.	288,658	2,266
*	SAIC Inc.	139,751	2,216
	Harris Corp.	47,379	2,146
	VeriSign Inc.	64,062	2,093
*	Atmel Corp.	169,745	2,091
*	Electronic Arts Inc.	121,520	1,990
*	Skyworks Solutions Inc.	65,526	1,876
*	Avnet Inc.	55,735	1,841
*	Trimble Navigation Ltd.	43,767	1,748
*	ANSYS Inc.	33,256	1,732
*	FLIR Systems Inc.	58,032	1,726
*	Advanced Micro
	Devices Inc.	210,914	1,725

			Market
			Value•
		Shares	($000)
*	Nuance
	Communications Inc.	86,257	1,568
*	ON Semiconductor Corp.	158,064	1,562
	Factset Research
	Systems Inc.	16,165	1,516
*	Arrow Electronics Inc.	43,240	1,481
*	Synopsys Inc.	54,092	1,456
	Jabil Circuit Inc.	71,840	1,443
*	LSI Corp.	235,331	1,410
	Avago Technologies Ltd.	48,468	1,380
*	Alliance Data
	Systems Corp.	19,331	1,373
*	Equinix Inc.	16,788	1,364
	Global Payments Inc.	29,272	1,353
*	Dolby Laboratories Inc.
	Class A	19,545	1,304
	National
	Semiconductor Corp.	87,895	1,209
*	Ingram Micro Inc.	57,578	1,099
*	Novellus Systems Inc.	33,777	1,092
	Broadridge Financial
	Solutions Inc.	46,651	1,023
	Lender Processing
	Services Inc.	34,280	1,012
*	Lexmark International Inc.
	Class A	28,953	1,008
*	IAC/InterActiveCorp	33,802	970
	Total System Services Inc.	61,552	947
*	MEMC Electronic
	Materials Inc.	83,619	942
*	AOL Inc.	39,248	931
	Tellabs Inc.	133,071	902
*	Brocade Communications
	Systems Inc.	163,050	863
	Molex Inc.	34,177	777
	DST Systems Inc.	13,806	612
*	Genpact Ltd.	36,417	554
	Molex Inc. Class A	16,068	303
			122,404
Materials (6.8%)
	Cliffs Natural Resources Inc.	49,845	3,888
	CF Industries Holdings Inc.	26,178	3,538
	United States Steel Corp.	52,714	3,080
	Sigma-Aldrich Corp.	44,671	2,973
	Lubrizol Corp.	24,795	2,650
	Walter Energy Inc.	19,512	2,494
	Celanese Corp. Class A	57,381	2,362
	Eastman Chemical Co.	26,525	2,230
	Ball Corp.	31,974	2,176
	Vulcan Materials Co.	47,068	2,088
	FMC Corp.	25,287	2,020
*	Crown Holdings Inc.	59,505	1,986
*	Owens-Illinois Inc.	59,999	1,842
	Airgas Inc.	29,229	1,826
	Allegheny Technologies Inc.	32,579	1,798
	Albemarle Corp.	30,142	1,681
	MeadWestvaco Corp.	62,679	1,640
	International Flavors &
	Fragrances Inc.	29,315	1,630
	Nalco Holding Co.	50,749	1,621
	Martin Marietta
	Materials Inc.	16,690	1,539
	Sealed Air Corp.	58,584	1,491
	Ashland Inc.	27,488	1,398
	Steel Dynamics Inc.	75,514	1,382
	Reliance Steel &
	Aluminum Co.	25,976	1,327

			Market
			Value•
		Shares	($000)
	Bemis Co. Inc.	40,105	1,310
	Sonoco Products Co.	36,956	1,244
	Valspar Corp.	34,705	1,197
	Scotts Miracle-Gro Co.
	Class A	17,264	877
*	Titanium Metals Corp.	33,196	570
	Greif Inc. Class A	9,136	566
			56,424
Telecommunication Services (1.6%)
	Frontier
	Communications Corp.	364,564	3,547
*	NII Holdings Inc.	61,942	2,767
	Windstream Corp.	177,574	2,476
*	SBA Communications
	Corp. Class A	40,111	1,642
*	MetroPCS
	Communications Inc.	90,878	1,148
	Telephone & Data
	Systems Inc.	20,638	754
	Telephone & Data
	Systems Inc.–Special
	Common Shares	14,085	444
*	United States Cellular Corp.	6,814	340
*	Clearwire Corp. Class A	52,848	272
			13,390
Utilities (5.9%)
	DTE Energy Co.	62,055	2,812
	Wisconsin Energy Corp.	42,946	2,528
	Ameren Corp.	87,885	2,477
	CenterPoint Energy Inc.	147,252	2,315
	Constellation Energy
	Group Inc.	70,568	2,161
	Northeast Utilities	64,652	2,061
	Oneok Inc.	37,150	2,061
*	NRG Energy Inc.	93,117	1,820
	NiSource Inc.	101,983	1,797
	SCANA Corp.	44,139	1,792
*	Calpine Corp.	130,441	1,740
	National Fuel Gas Co.	25,571	1,678
	Pinnacle West Capital Corp.	39,954	1,656
	OGE Energy Corp.	35,733	1,627
	American Water
	Works Co. Inc.	64,091	1,621
	NSTAR	38,107	1,608
	CMS Energy Corp.	84,459	1,571
	Allegheny Energy Inc.	62,230	1,508
	Pepco Holdings Inc.	82,241	1,501
	Alliant Energy Corp.	40,708	1,497
	Integrys Energy Group Inc.	28,449	1,380
	TECO Energy Inc.	74,805	1,332
	MDU Resources Group Inc.	65,622	1,330
	UGI Corp.	40,374	1,275
	NV Energy Inc.	86,336	1,213
	Energen Corp.	25,084	1,211
	Aqua America Inc.	50,448	1,134
	DPL Inc.	43,712	1,124
	AGL Resources Inc.	28,653	1,027
			48,857
Total Common Stocks
(Cost $769,746)			823,681

6

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.211%	3,021,174	3,021

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
3	Fannie Mae
	Discount Notes,
	0.240%, 3/31/11	30	30
3	Federal Home Loan
	Bank Discount Notes,
	0.250%, 1/5/11	100	100
3	Freddie Mac
	Discount Notes,
	0.271%, 6/7/11	100	100
			230
Total Temporary Cash
Investments (Cost $3,251)			3,251
Total Investments (100.4%)
(Cost $772,997)			826,932
Other Assets and Liabilities (–0.4%)
Other Assets			2,726
Liabilities[2]			(6,020)
			(3,294)
Net Assets (100%)
Applicable to 55,159,767 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			823,638
Net Asset Value Per Share			$14.93

At December 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	787,053
Undistributed Net Investment Income	6,912
Accumulated Net Realized Losses	(24,262)
Unrealized Appreciation (Depreciation)	53,935
Net Assets	823,638

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $343,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $361,000 of collateral received for securities on loan.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Dividends	10,119
Interest[1]	5
Security Lending	94
Total Income	10,218
Expenses
The Vanguard Group—Note B
Investment Advisory Services	98
Management and Administrative	1,567
Marketing and Distribution	157
Custodian Fees	66
Auditing Fees	26
Shareholders’ Reports	28
Trustees’ Fees and Expenses	1
Total Expenses	1,943
Net Investment Income	8,275
Realized Net Gain (Loss)
Investment Securities Sold	21,233
Futures Contracts	159
Realized Net Gain (Loss)	21,392
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	131,428
Futures Contracts	(14)
Change in Unrealized Appreciation
(Depreciation)	131,414
Net Increase (Decrease) in Net Assets
Resulting from Operations	161,081

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,275	6,526
Realized Net Gain (Loss)	21,392	(41,187)
Change in Unrealized Appreciation (Depreciation)	131,414	219,209
Net Increase (Decrease) in Net Assets Resulting from Operations	161,081	184,548
Distributions
Net Investment Income	(6,515)	(8,890)
Realized Capital Gain	—	(22,226)
Total Distributions	(6,515)	(31,116)
Capital Share Transactions
Issued	132,465	84,712
Issued in Lieu of Cash Distributions	6,515	31,116
Redeemed	(112,497)	(96,524)
Net Increase (Decrease) from Capital Share Transactions	26,483	19,304
Total Increase (Decrease)	181,049	172,736
Net Assets
Beginning of Period	642,589	469,853
End of Period[2]	823,638	642,589

1 Interest income from an affiliated company of the portfolio was $4,000.
2 Net Assets—End of Period includes undistributed net investment income of $6,912,000 and $5,152,000.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Mid-Cap Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.02	$9.22	$18.58	$19.85	$18.35
Investment Operations
Net Investment Income	.150	.128	.180	.240	.250
Net Realized and Unrealized Gain (Loss)
on Investments	2.881	3.302	(7.090)	.940	2.220
Total from Investment Operations	3.031	3.430	(6.910)	1.180	2.470
Distributions
Dividends from Net Investment Income	(.121)	(.180)	(.250)	(.260)	(.200)
Distributions from Realized Capital Gains	—	(.450)	(2.200)	(2.190)	(.770)
Total Distributions	(.121)	(.630)	(2.450)	(2.450)	(.970)
Net Asset Value, End of Period	$14.93	$12.02	$9.22	$18.58	$19.85

Total Return	25.37%	40.37%	–41.81%	6.14%	13.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$824	$643	$470	$841	$797
Ratio of Total Expenses to
Average Net Assets	0.28%	0.29%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.19%	1.25%	1.26%	1.25%	1.39%
Portfolio Turnover Rate	22%	29%	32%	35%	35%

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $131,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Mid-Cap Index Portfolio

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	823,681	—	—
Temporary Cash Investments	3,021	230	—
Total	826,702	230	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2010, the portfolio had $8,064,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $23,944,000 to offset future net capital gains through December 31, 2017.

At December 31, 2010, the cost of investment securities for tax purposes was $773,045,000. Net unrealized appreciation of investment securities for tax purposes was $53,887,000, consisting of unrealized gains of $137,836,000 on securities that had risen in value since their purchase and $83,949,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2010, the portfolio purchased $184,308,000 of investment securities and sold $154,146,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	10,021	8,769
Issued in Lieu of Cash Distributions	502	3,790
Redeemed	(8,841)	(10,021)
Net Increase (Decrease) in Shares Outstanding	1,682	2,538

G. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

11

Vanguard Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Mid-Cap Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2011

Special 2010 tax information (unaudited) for corporate shareholders only for Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund.

This information for the fiscal year ended December 31, 2010, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 97.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

12

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,281.55	$1.55
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.84	1.38

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard® Money Market Portfolio

As the Federal Reserve kept its target for short-term interest rates in the historically low range of 0% to 0.25% for the second full year, the Money Market Portfolio returned 0.23% for 2010. This record-low result was still better than those of its comparative standards.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio maintained a net asset value of $1 per share, as is expected, but not guaranteed. On December 31, the portfolio’s 7-day SEC yield was 0.24%, basically unchanged from 0.23% a year ago.

Slow pace of economic recovery kept a lid on short-term rates
As 2010 began, U.S. economic growth was expected to accelerate and lead the Fed to raise its target for short-term rates to help guard against inflation. Instead, attention turned to possible deflation when growth in gross domestic product downshifted—from a robust rate of about 5% in the fourth quarter of 2009 to less than 2% in the second quarter of 2010. Even as the economy ended the year on a brighter note, the Fed was more focused on stimulating growth than on possible overheating.

With short-term rates anchored near zero, money market fund returns remained in the same neighborhood. These disappointing returns have prompted some investors to move money market fund assets into higher-yielding—and potentially riskier—longer-maturity investments. Such a shift can make sense, but it’s not without risk. In the meantime, Vanguard Money Market Portfolio has continued to meet investors’ need for a highly liquid and stable short-term savings vehicle. When rates rise, as they inevitably will, the portfolio will be in a position to deliver more palatable short-term returns.

In common with many money market funds, your portfolio holds U.S. dollar-denominated certificates of deposit (CDs) issued by foreign banks and foreign branches of U.S. banks. When global financial markets were rattled by Greece’s debt woes, Vanguard’s credit team reassessed risks as conditions evolved, paying particular attention to foreign banks—which have a long history of investing in government debt. Some investments in European bank securities were redeployed—into, for example, Canadian and Australian banks that had little exposure to troubled Eurozone debt. By the end of the second quarter, the portfolio held no securities of banks in some of the Eurozone countries considered to be less stable, and the advisor maintained this stance.

As anticipated, the Securities and Exchange Commission issued new rules for money market funds to strengthen the industry by raising liquidity and credit-quality standards and providing greater transparency. While the portfolio has always been managed conservatively, the advisor shortened the maturity of portfolio holdings to comply with the new limits (120-day weighted average life and 60-day weighted average maturity) set by the SEC.

Long-term results reflect a cautious approach
Over the ten years ended December 31, the portfolio again outperformed its comparative standards. With its low costs and its advisor’s conservative approach, the Money Market Portfolio can help you meet short-term funding needs and complement your overall investment plan.

Total Returns
		Ten Years Ended
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.24%)	0.23%	2.53%
Citigroup 3-Month U.S. Treasury Bill Index	0.13	2.25
Variable Insurance Money Market Funds Average[1]	0.00	2.08

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Money Market
	Portfolio	Funds Average
Money Market Portfolio	0.19%	0.43%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the portfolio’s expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.18%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Money Market Portfolio

Portfolio Profile
As of December 31, 2010

Financial Attributes

Yield[1]	0.2%
Average Weighted Maturity	54 days
Expense Ratio[2]	0.19%

Sector Diversification[3] (% of portfolio)

Commercial Paper	7.8%
Certificates of Deposit	1.4
Repurchase Agreements	5.2
Treasury/Agency	44.0
Yankee/Foreign	36.6
Other	5.0

Distribution by Credit Quality (% of portfolio)

First Tier	100.0%

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, the Distribution by Credit Quality table was revised to include tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is a security that is eligible for money market funds and has received a short-term rating from the requisite nationally recognized statistical rating organizations in the highest short-term rating category for debt obligations. An unrated security is First Tier if it represents quality comparable to that of a rated security as determined in accordance with SEC Rule 2a-7. A Second Tier security is a security that is eligible for money market funds and is not a First Tier security.

1 7-day SEC yield.
2 The expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.18%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of December 31, 2010, was 0.24%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2000–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2010			of a $10,000
	One Year	Five Years	Ten Years	Investment
Money Market Portfolio	0.23%	2.77%	2.53%	$12,843
Citigroup 3-Month U.S. Treasury Bill Index	0.13	2.29	2.25	12,498
Variable Insurance Money Market
Funds Average[1]	0.00	2.32	2.08	12,286

Fiscal-Year Total Returns (%): December 31, 2000–December 31, 2010

1 Derived from data privided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Money Market Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the SEC on Form N-MFP. The portfolio’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (44.0%)
2	Fannie Mae Discount Notes	0.220%	1/12/11	3,100	3,100
2	Fannie Mae Discount Notes	0.200%–
		0.230%	2/1/11	2,665	2,664
2	Fannie Mae Discount Notes	0.220%	2/2/11	2,500	2,499
2	Fannie Mae Discount Notes	0.270%	2/22/11	5,000	4,998
2	Fannie Mae Discount Notes	0.180%	2/23/11	1,231	1,231
2	Fannie Mae Discount Notes	0.210%	3/1/11	3,500	3,499
2	Fannie Mae Discount Notes	0.180%	3/2/11	547	547
2	Fannie Mae Discount Notes	0.215%	3/23/11	3,200	3,198
2	Federal Home Loan Bank
	Discount Notes	0.210%–
		0.220%	1/12/11	3,800	3,800
2	Federal Home Loan Bank
	Discount Notes	0.200%–
		0.210%	1/14/11	5,500	5,500
2	Federal Home Loan Bank
	Discount Notes	0.180%	1/21/11	277	277
2	Federal Home Loan Bank
	Discount Notes	0.230%	1/26/11	1,900	1,900
2	Federal Home Loan Bank
	Discount Notes	0.200%	2/2/11	8,300	8,298
2	Federal Home Loan Bank
	Discount Notes	0.190%	2/4/11	7,700	7,699
2	Federal Home Loan Bank
	Discount Notes	0.190%	2/25/11	600	600
2	Federal Home Loan Bank
	Discount Notes	0.200%	3/2/11	1,500	1,499
2	Federal Home Loan Bank
	Discount Notes	0.200%	3/4/11	1,000	1,000
2	Federal Home Loan Bank
	Discount Notes	0.215%	3/18/11	3,800	3,798
[2,3]	Federal Home Loan Banks	0.156%	5/13/11	18,190	18,189
[2,3]	Federal Home Loan Banks	0.231%	1/9/12	7,000	6,998
[2,3]	Federal Home Loan Banks	0.231%	1/23/12	5,000	4,999
[2,3]	Federal Home Loan Banks	0.223%	1/26/12	5,000	4,998
[2,3]	Federal Home Loan Banks	0.220%	2/1/12	20,000	19,993
[2,3]	Federal Home Loan Banks	0.235%	2/3/12	16,000	15,995
[2,3]	Federal Home Loan Banks	0.231%	2/3/12	1,000	1,000
[2,3]	Federal Home Loan
	Mortgage Corp.	0.340%	4/7/11	56,630	56,629
[2,3]	Federal Home Loan
	Mortgage Corp.	0.216%	8/5/11	15,000	14,999
[2,3]	Federal National
	Mortgage Assn.	0.166%	5/13/11	40,000	39,999
[2,3]	Federal National
	Mortgage Assn.	0.161%	7/27/11	15,000	14,997
[2,3]	Federal National
	Mortgage Assn.	0.281%	8/23/12	14,500	14,493
[2,3]	Federal National
	Mortgage Assn.	0.291%	9/17/12	12,000	11,996
[2,3]	Federal National
	Mortgage Assn.	0.291%	10/18/12	11,000	10,996

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
[2,3]	Federal National
	Mortgage Assn.	0.281%	11/23/12	13,000	12,992
[2,3]	Federal National
	Mortgage Assn.	0.291%	12/20/12	5,500	5,498
2	Freddie Mac Discount Notes	0.190%–
		0.200%	1/10/11	7,743	7,743
2	Freddie Mac Discount Notes	0.190%	1/11/11	5,000	5,000
2	Freddie Mac Discount Notes	0.200%–
		0.210%	1/12/11	10,000	9,999
2	Freddie Mac Discount Notes	0.190%	1/18/11	1,315	1,315
2	Freddie Mac Discount Notes	0.230%	1/24/11	1,900	1,900
2	Freddie Mac Discount Notes	0.200%	1/31/11	3,100	3,099
2	Freddie Mac Discount Notes	0.220%	2/4/11	4,064	4,063
2	Freddie Mac Discount Notes	0.200%	2/15/11	1,000	1,000
2	Freddie Mac Discount Notes	0.180%	2/22/11	1,820	1,819
2	Freddie Mac Discount Notes	0.180%–
		0.190%	2/28/11	1,812	1,811
2	Freddie Mac Discount Notes	0.210%	3/1/11	1,600	1,599
2	Freddie Mac Discount Notes	0.220%	3/14/11	2,600	2,599
2	Freddie Mac Discount Notes	0.220%	3/21/11	3,600	3,598
2	Freddie Mac Discount Notes	0.260%	5/4/11	6,471	6,465
2	Freddie Mac Discount Notes	0.260%	5/16/11	6,600	6,594
2	Freddie Mac Discount Notes	0.260%	6/7/11	1,200	1,199
	United States Treasury Bill	0.190%	2/10/11	12,000	11,997
	United States Treasury Bill	0.162%	2/17/11	5,000	4,999
	United States Treasury Bill	0.180%–
		0.181%	3/10/11	22,000	21,992
	United States Treasury Bill	0.175%	4/28/11	12,000	11,993
	United States Treasury Bill	0.161%	5/12/11	20,000	19,988
	United States Treasury Bill	0.196%	5/26/11	12,000	11,991
	United States Treasury Bill	0.212%	6/2/11	5,000	4,995
	United States Treasury Bill	0.190%–
		0.193%	6/16/11	35,000	34,969
	United States Treasury Bill	0.200%–
		0.225%	6/30/11	35,000	34,962
	United States Treasury
	Note/Bond	0.875%	2/28/11	5,000	5,006
Total U.S. Government and Agency Obligations (Cost $533,573)					533,573
Commercial Paper (13.5%)
Finance–Auto (1.5%)
	American Honda Finance Corp.	0.250%	1/7/11	500	500
	American Honda Finance Corp.	0.230%	2/2/11	600	600
	American Honda Finance Corp.	0.230%	2/15/11	700	700
	American Honda Finance Corp.	0.230%	2/17/11	2,100	2,099
	American Honda Finance Corp.	0.230%	2/22/11	700	700
	American Honda Finance Corp.	0.240%	3/2/11	1,500	1,499
	American Honda Finance Corp.	0.280%	3/18/11	500	500
	Toyota Credit Canada Inc.	0.391%	4/15/11	500	499
	Toyota Credit Canada Inc.	0.371%	4/26/11	1,000	999
	Toyota Motor Credit Corp.	0.381%	2/25/11	1,750	1,749
	Toyota Motor Credit Corp.	0.381%	3/1/11	2,400	2,398
	Toyota Motor Credit Corp.	0.391%	4/15/11	1,500	1,498
	Toyota Motor Credit Corp.	0.371%	4/26/11	1,000	999

4

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Toyota Motor Credit Corp.	0.351%	5/20/11	1,000	999
	Toyota Motor Credit Corp.	0.351%	5/23/11	1,000	999
	Toyota Motor Credit Corp.	0.351%	5/24/11	1,000	999
	Toyota Motor Credit Corp.	0.381%	5/31/11	1,000	998
					18,735
Finance–Other (3.6%)
	General Electric Capital Corp.	0.511%	1/19/11	3,000	2,999
	General Electric Capital Corp.	0.431%	4/8/11	3,000	2,996
	General Electric Capital Corp.	0.411%	4/27/11	6,000	5,992
	General Electric Capital Corp.	0.351%	5/18/11	10,000	9,987
	General Electric Capital Corp.	0.401%	5/23/11	8,000	7,987
	General Electric Capital Corp.	0.361%	5/27/11	4,000	3,994
	General Electric Capital Corp.	0.361%	5/31/11	4,000	3,994
4	Straight-A Funding LLC	0.240%	1/10/11	400	400
4	Straight-A Funding LLC	0.240%	1/11/11	400	400
4	Straight-A Funding LLC	0.250%	1/18/11	250	250
4	Straight-A Funding LLC	0.250%	1/18/11	600	600
4	Straight-A Funding LLC	0.250%	1/18/11	1,000	1,000
4	Straight-A Funding LLC	0.250%	1/19/11	700	700
4	Straight-A Funding LLC	0.250%	2/4/11	364	364
4	Straight-A Funding LLC	0.250%	2/4/11	915	915
4	Straight-A Funding LLC	0.250%	3/2/11	100	100
4	Straight-A Funding LLC	0.250%	3/2/11	400	400
					43,078
Foreign Banks (3.7%)
4	Australia & New Zealand
	Banking Group, Ltd.	0.311%	5/3/11	3,000	2,997
	Banque et Caisse
	d’Epargne de L’Etat	0.351%	2/14/11	1,000	1,000
	Banque et Caisse
	d’Epargne de L’Etat	0.350%	2/28/11	800	799
4	Commonwealth Bank
	of Australia	0.260%	1/5/11	2,500	2,500
4	Commonwealth Bank
	of Australia	0.260%	1/6/11	1,600	1,600
4	Commonwealth Bank
	of Australia	0.361%	6/14/11	1,000	998
4	Westpac Banking Corp.	0.471%	1/12/11	15,000	14,998
4	Westpac Banking Corp.	0.376%	2/3/11	6,000	5,998
4	Westpac Banking Corp.	0.361%	2/4/11	4,000	3,999
4	Westpac Banking Corp.	0.376%	2/7/11	3,000	2,999
4	Westpac Banking Corp.	0.250%	2/14/11	3,400	3,399
4	Westpac Banking Corp.	0.311%	4/14/11	4,000	3,996
					45,283
Foreign Industrial (1.8%)
4	Nestle Capital Corp.	0.210%	3/2/11	3,000	2,999
	Nestle Finance
	International Ltd.	0.220%	1/10/11	3,200	3,200
	Network Rail Infrastructure
	Finance PLC	0.220%–
		0.250%	2/22/11	1,900	1,899
4	Novartis Finance Corp.	0.341%	2/7/11	2,000	1,999
4	Novartis Finance Corp.	0.321%	3/2/11	567	567
4	Shell International Finance BV	0.401%	1/24/11	1,500	1,499
4	Shell International Finance BV	0.381%	1/26/11	1,000	1,000
4	Shell International Finance BV	0.321%–
		0.331%	3/2/11	2,250	2,249
4	Shell International Finance BV	0.260%	4/1/11	500	500
4	Total Capital Canada, Ltd.	0.481%	1/14/11	3,600	3,599
4	Total Capital Canada, Ltd.	0.260%	1/19/11	700	700
4	Total Capital Canada, Ltd.	0.331%	2/25/11	1,750	1,749
					21,960
Industrial (2.9%)
4	Google Inc.	0.200%	2/3/11	390	390
4	Google Inc.	0.190%	2/9/11	700	700
4	Google Inc.	0.200%	2/15/11	1,500	1,500
4	Google Inc.	0.200%	3/3/11	500	500
4	Google Inc.	0.220%	3/14/11	1,000	999
4	Johnson & Johnson	0.200%	2/25/11	1,300	1,299

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
4	Johnson & Johnson	0.210%	2/28/11	600	600
4	Johnson & Johnson	0.210%	3/10/11	1,000	1,000
4	Johnson & Johnson	0.220%	3/21/11	600	600
4	Johnson & Johnson	0.220%	4/5/11	5,000	4,997
4	Johnson & Johnson	0.220%	4/7/11	1,000	999
4	Merck & Co Inc.	0.210%	1/18/11	1,000	1,000
4	Merck & Co Inc.	0.210%	1/20/11	1,000	1,000
4	Procter & Gamble Co.	0.230%	1/4/11	1,000	1,000
4	Procter & Gamble Co.	0.280%	1/11/11	500	500
4	Procter & Gamble Co.	0.280%	1/12/11	1,250	1,250
4	Procter & Gamble Co.	0.240%	1/20/11	3,000	3,000
4	Procter & Gamble Co.	0.230%	2/2/11	2,000	1,999
4	Procter & Gamble Co.	0.230%–
		0.240%	2/8/11	2,600	2,599
4	Procter & Gamble Co.	0.210%	2/18/11	200	200
4	Procter & Gamble Co.	0.210%	2/24/11	300	300
4	Procter & Gamble Co.	0.250%–
		0.300%	4/4/11	1,650	1,649
4	Wal-Mart Stores, Inc.	0.220%	1/4/11	500	500
4	Wal-Mart Stores, Inc.	0.230%	1/5/11	2,500	2,500
4	Wal-Mart Stores, Inc.	0.230%	1/11/11	1,500	1,500
4	Wal-Mart Stores, Inc.	0.235%	1/12/11	2,000	2,000
					34,581
Total Commercial Paper (Cost $163,637)					163,637
Certificates of Deposit (32.2%)
Domestic Banks (1.4%)
	State Street Bank & Trust Co.	0.640%	1/3/11	4,000	4,000
	State Street Bank & Trust Co.	0.390%	2/11/11	3,000	3,000
	State Street Bank & Trust Co.	0.370%	2/16/11	1,700	1,700
	State Street Bank & Trust Co.	1.000%	3/1/11	2,000	2,003
	State Street Bank & Trust Co.	0.350%	3/7/11	3,000	3,000
	State Street Bank & Trust Co.	0.340%	3/14/11	3,000	3,000
					16,703
Eurodollar Certificates of Deposit (11.6%)
	Australia & New Zealand
	Banking Group, Ltd.	0.600%	1/6/11	4,000	4,000
	Australia & New Zealand
	Banking Group, Ltd.	0.550%	1/14/11	3,000	3,000
	Australia & New Zealand
	Banking Group, Ltd.	0.260%	1/18/11	6,000	6,000
	Australia & New Zealand
	Banking Group, Ltd.	0.400%	1/26/11	4,200	4,200
	Australia & New Zealand
	Banking Group, Ltd.	0.400%	2/2/11	3,000	3,000
	Australia & New Zealand
	Banking Group, Ltd.	0.400%	2/4/11	4,500	4,500
	Australia & New Zealand
	Banking Group, Ltd.	0.350%	2/14/11	1,000	1,000
	Australia & New Zealand
	Banking Group, Ltd.	0.325%	4/4/11	5,000	5,000
	Australia & New Zealand
	Banking Group, Ltd.	0.350%	6/8/11	2,000	2,000
	Bank of Nova Scotia	0.370%	2/4/11	2,000	2,000
	Commonwealth
	Bank of Australia	0.260%	1/5/11	6,000	6,000
	Commonwealth
	Bank of Australia	0.280%	1/10/11	10,000	10,000
	Commonwealth
	Bank of Australia	0.500%	1/12/11	10,000	10,000
	Commonwealth
	Bank of Australia	0.260%	1/14/11	9,000	9,000
	Commonwealth
	Bank of Australia	0.265%	2/17/11	1,000	1,000
	DNB NOR Bank ASA
	(London Branch)	0.270%	1/21/11	1,000	1,000
	HSBC Bank PLC	0.340%	2/18/11	1,000	1,000
	HSBC Bank PLC	0.320%	4/8/11	5,000	5,000
	HSBC Bank PLC	0.320%	4/14/11	5,000	5,000
	HSBC Bank PLC	0.320%	4/14/11	9,000	9,000

5

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
HSBC Bank PLC	0.320%	4/14/11	3,000	3,000
Lloyds TSB Bank PLC	0.270%	2/9/11	12,000	12,000
National Australia Bank Ltd.	0.270%	1/6/11	4,000	4,000
National Australia Bank Ltd.	0.460%	1/21/11	10,000	10,000
National Australia Bank Ltd.	0.370%	2/9/11	6,000	6,000
National Australia Bank Ltd.	0.350%	2/11/11	1,000	1,000
National Australia Bank Ltd.	0.430%	6/3/11	14,000	14,000
				141,700
Yankee Certificates of Deposit (19.2%)
Abbey National Treasury
Services PLC (US Branch)	0.850%	2/23/11	5,000	5,000
Abbey National Treasury
Services PLC (US Branch)	0.850%	2/24/11	5,000	5,000
Abbey National Treasury
Services PLC (US Branch)	0.850%	3/1/11	9,000	9,000
Abbey National Treasury
Services PLC (US Branch)	0.750%	3/21/11	6,000	6,000
Abbey National Treasury
Services PLC (US Branch)	0.740%	4/20/11	5,500	5,500
Abbey National Treasury
Services PLC (US Branch)	0.740%	5/3/11	5,000	5,000
Bank of Montreal
(Chicago Branch)	0.260%	2/18/11	1,600	1,600
Bank of Montreal
(Chicago Branch)	0.270%	3/1/11	4,000	4,000
Bank of Montreal
(Chicago Branch)	0.270%	3/9/11	2,000	2,000
Bank of Montreal
(Chicago Branch)	0.270%	3/10/11	1,500	1,500
Bank of Nova Scotia
(Houston Branch)	0.350%	2/9/11	6,000	6,000
Bank of Nova Scotia
(Houston Branch)	0.250%	2/22/11	5,000	5,000
Bank of Nova Scotia
(Houston Branch)	0.280%	3/7/11	20,000	20,000
Bank of Nova Scotia
(Houston Branch)	0.340%	6/13/11	2,000	2,000
Commonwealth Bank of
Australia (New York Branch)	0.510%	1/25/11	1,100	1,100
DNB NOR Bank ASA
(New York Branch)	0.260%	1/7/11	8,000	8,000
DNB NOR Bank ASA
(New York Branch)	0.240%	1/18/11	10,000	10,000
Lloyds TSB Bank PLC
(New York Branch)	0.270%	3/10/11	6,000	6,000
Nordea Bank Finland PLC
(New York Branch)	0.600%	1/4/11	3,000	3,000
Nordea Bank Finland PLC
(New York Branch)	0.540%	1/10/11	2,800	2,800
Nordea Bank Finland PLC
(New York Branch)	0.270%	2/3/11	7,000	7,000
Nordea Bank Finland PLC
(New York Branch)	0.270%	2/4/11	4,000	4,000
Nordea Bank Finland PLC
(New York Branch)	0.270%	2/8/11	7,000	7,000
Rabobank Nederland NV
(New York Branch)	0.570%	1/12/11	3,000	3,000
Rabobank Nederland NV
(New York Branch)	0.590%	1/14/11	7,000	7,000
Rabobank Nederland NV
(New York Branch)	0.430%	2/4/11	5,000	5,000
Rabobank Nederland NV
(New York Branch)	0.400%	2/9/11	6,000	6,000
Rabobank Nederland NV
(New York Branch)	0.330%	3/7/11	5,000	5,000
Rabobank Nederland NV
(New York Branch)	0.340%	3/9/11	4,000	4,000
Rabobank Nederland NV
(New York Branch)	0.320%	3/23/11	1,207	1,207
Rabobank Nederland NV
(New York Branch)	0.310%	5/5/11	5,000	5,000

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Royal Bank of Canada
(New York Branch)	0.250%	1/13/11	8,000	8,000
Royal Bank of Canada
(New York Branch)	0.310%	2/28/11	11,000	11,000
Royal Bank of Canada
(New York Branch)	0.310%	3/10/11	8,000	8,000
Svenska Handelsbanken
(New York Branch)	0.285%	1/21/11	4,000	4,000
Svenska Handelsbanken
(New York Branch)	0.460%	1/27/11	3,500	3,500
Svenska Handelsbanken
(New York Branch)	0.280%	2/1/11	13,600	13,600
Svenska Handelsbanken
(New York Branch)	0.290%	2/25/11	1,000	1,000
Toronto Dominion Bank
(New York Branch)	0.280%	3/21/11	3,000	3,000
Toronto Dominion Bank
(New York Branch)	0.280%	3/22/11	2,000	2,000
Toronto Dominion Bank
(New York Branch)	0.300%	5/16/11	3,000	3,000
Toronto Dominion Bank
(New York Branch)	0.330%	5/26/11	5,000	5,000
Toronto Dominion Bank
(New York Branch)	0.330%	6/1/11	8,000	8,000
				232,807
Total Certificates of Deposit (Cost $391,210)				391,210
Repurchase Agreements (5.2%)
Barclays Capital Inc.
(Dated 12/31/10, Repurchase
Value $2,000,000, collateralized
by U.S. Treasury Inflation
Adjusted Note 1.875%,
7/15/13)	0.220%	1/3/11	2,000	2,000
Barclays Capital Inc.
(Dated 11/18/10, Repurchase
Value $3,001,000, collateralized
by Federal Home Loan
Bank 1.125%, 3/9/12)	0.190%	1/7/11	3,000	3,000
BNP Paribas Securities Corp.
(Dated 12/13/10, Repurchase
Value $5,002,000, collateralized
by U.S. Treasury Inflation
Adjusted Note 1.375%–2.125%,
4/15/12–1/15/19)	0.180%	1/7/11	5,000	5,000
BNP Paribas Securities Corp.
(Dated 11/15/10, Repurchase
Value $9,003,000, collateralized
by U.S. Treasury Inflation
Adjusted Note 3.500%,
1/15/11)	0.190%	1/7/11	9,000	9,000
Deutsche Bank Securities, Inc.
(Dated 12/6/10, Repurchase
Value $10,003,000, collateralized
by U.S. Treasury Bond 4.375%,
11/15/39)	0.170%	1/7/11	10,000	10,000
J.P. Morgan Securities Inc.
(Dated 11/22/10, Repurchase
Value $4,001,000, collateralized
by U.S. Treasury Bill 0.000%,
4/14/11)	0.180%	1/7/11	4,000	4,000
J.P. Morgan Securities Inc.
(Dated 11/23/10, Repurchase
Value $10,003,000, collateralized
by U.S. Treasury Bill 0.000%,
4/14/11)	0.180%	1/7/11	10,000	10,000
J.P. Morgan Securities Inc.
(Dated 12/21/10, Repurchase
Value $10,003,000, collateralized
by U.S. Treasury Bill 0.000%,
4/14/11)	0.180%	1/7/11	10,000	10,000

6

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Societe Generale
(Dated 12/6/10, Repurchase
Value $2,001,000, collateralized
by U.S. Treasury Note 3.375%,
7/31/13)	0.180%	1/7/11	2,000	2,000
Societe Generale
(Dated 11/12/10, Repurchase
Value $6,002,000, collateralized
by U.S. Treasury Note 3.375%,
7/31/13)	0.190%	1/7/11	6,000	6,000
Societe Generale
(Dated 11/18/10, Repurchase
Value $2,001,000, collateralized
by U.S. Treasury Note 3.375%,
7/31/13)	0.190%	1/7/11	2,000	2,000
Total Repurchase Agreements (Cost $63,000)				63,000
Taxable Municipal Bonds (0.0%)
5 Seattle WA Municipal Light
& Power Revenue TOB VRDO
(Cost $100)	0.310%	1/7/11	100	100
Tax-Exempt Municipal Bonds (3.2%)
Akron OH Bath & Copley
Joint Township Hospital
District Revenue (Akron
General Health System)
VRDO	0.330%	1/7/11	600	600
Arizona Health Facilities
Authority Revenue
(Banner Health) VRDO	0.350%	1/7/11	100	100
Arizona Health Facilities
Authority Revenue
(Banner Health) VRDO	0.380%	1/7/11	400	400
Ascension Parish LA
Industrial Development
Board Revenue (IMTT-
Geismar Project) VRDO	0.320%	1/7/11	1,000	1,000
Bi-State Development
Agency of the Missouri-
Illinois Metropolitan
District VRDO	0.330%	1/7/11	200	200
Board of Regents of the
University of Texas System
Revenue Financing System
Revenue VRDO	0.270%	1/7/11	250	250
Board of Regents of the
University of Texas System
Revenue Financing System
Revenue VRDO	0.270%	1/7/11	1,000	1,000
Board of Regents of the
University of Texas System
Revenue Financing System
Revenue VRDO	0.270%	1/7/11	505	505
Boone County KY Pollution
Control Revenue (Duke
Energy Kentucky Inc.
Project) VRDO	0.300%	1/7/11	500	500
California Health Facilities
Financing Authority Revenue
(Stanford Hospital) VRDO	0.330%	1/7/11	800	800
California Housing Finance
Agency Home Mortgage
Revenue VRDO	0.330%	1/7/11	200	200
California Housing Finance
Agency Home Mortgage
Revenue VRDO	0.330%	1/7/11	290	290
California Infrastructure &
Economic Development
Bank Revenue (Orange
County Performing Arts
Center) VRDO	0.280%	1/7/11	400	400

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
California Statewide
Communities Development
Authority Revenue
(Los Angeles County
Museum of Art Project)
VRDO	0.280%	1/7/11	250	250
California Statewide
Communities Development
Authority Revenue (Redlands
Community Hospital) VRDO	0.320%	1/7/11	300	300
Cleveland-Cuyahoga County
OH Port Authority Revenue
(SPC Buildings 1 & 3 LLC)
VRDO	0.330%	1/7/11	270	270
Colorado Health Facilities
Authority Hospital Revenue
(Adventist Health System/
Sunbelt Obligated Group)
VRDO	0.330%	1/7/11	135	135
Columbus OH Regional
Airport Authority Airport
Revenue (Oasbo Expanded
Asset Program) VRDO	0.340%	1/7/11	305	305
Connecticut Health &
Educational Facilities
Authority Revenue
(Yale University) VRDO	0.250%	1/7/11	300	300
Curators of the University
of Missouri System Facilities
Revenue VRDO	0.290%	1/7/11	1,000	1,000
Delaware River Port Authority
Pennsylvania & New Jersey
Revenue VRDO	0.320%	1/7/11	900	900
District of Columbia Revenue
(George Washington
University) VRDO	0.350%	1/7/11	300	300
Fairfax County VA Economic
Development Authority
Resource Recovery Revenue
(Lorton Arts Foundation
Project) VRDO	0.330%	1/7/11	100	100
Harris County TX Cultural
Education Facilities Finance
Corp. Hospital Revenue
(Memorial Hermann
Healthcare System) VRDO	0.330%	1/7/11	700	700
Harris County TX Health
Facilities Development Corp.
Hospital Revenue (Baylor
College of Medicine) VRDO	0.400%	1/7/11	500	500
Idaho Housing & Finance
Association Single Family
Mortgage Revenue VRDO	0.320%	1/7/11	50	50
Illinois Finance Authority
Pollution Control Revenue
(Commonwealth Edison
Co. Project) VRDO	0.310%	1/7/11	300	300
Illinois Finance Authority
Revenue (Carle Healthcare
System) VRDO	0.310%	1/7/11	335	335
Illinois Finance Authority
Revenue (Ingalls Health
System Obligated Group)
VRDO	0.380%	1/7/11	605	605
Illinois Finance Authority
Revenue (Little Co. of Mary
Hospital & Health Care
Centers) VRDO	0.320%	1/7/11	200	200
Illinois Finance Authority
Revenue (Loyola University
Health System) VRDO	0.310%	1/7/11	400	400

7

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Illinois Finance Authority
	Revenue (Museum of
	Science & Industry) VRDO	0.380%	1/7/11	145	145
	Indiana Development Finance
	Authority EducationalFacilities
	Revenue (Indianapolis Museum
	of Art Inc. Project) VRDO	0.330%	1/7/11	200	200
	Indiana Educational Facilities
	Authority Revenue
	(Wabash College) VRDO	0.330%	1/7/11	300	300
	Kansas City MO Industrial
	Development Authority
	Revenue (Downtown
	Redevelopment District)
	VRDO	0.330%	1/7/11	300	300
	Kansas City MO Industrial
	Development Authority
	Revenue (Downtown
	Redevelopment District)
	VRDO	0.330%	1/7/11	125	125
5	Los Angeles CA Department
	of Water & Power Revenue
	VRDO	0.310%	1/7/11	145	145
	Los Angeles CA Wastewater
	System Revenue VRDO	0.290%	1/7/11	240	240
	Los Angeles CA Wastewater
	System Revenue VRDO	0.280%	1/7/11	495	495
	Los Angeles CA Wastewater
	System Revenue VRDO	0.350%	1/7/11	300	300
	Los Angeles CA Wastewater
	System Revenue VRDO	0.350%	1/7/11	300	300
	Loudoun County VA Industrial
	Development Authority
	Revenue (Howard Hughes
	Medical Institute) VRDO	0.260%	1/7/11	500	500
	Maine Health & Higher
	Educational Facilities Authority
	Revenue (Bowdoin College)
	VRDO	0.380%	1/7/11	170	170
	Maryland Health & Higher
	Educational Facilities Authority
	Revenue (University of
	Maryland Medical System)
	VRDO	0.300%	1/7/11	500	500
	Massachusetts Health &
	Educational Facilities Authority
	Revenue (Bentley College)
	VRDO	0.300%	1/7/11	200	200
	Massachusetts Health &
	Educational Facilities Authority
	Revenue (MIT) VRDO	0.290%	1/7/11	1,000	1,000
	Metropolitan Atlanta GA Rapid
	Transportation Authority
	Georgia Sales Tax Revenue
	VRDO	0.330%	1/7/11	525	525
	Miami-Dade County FL Special
	Obligation Revenue (Juvenile
	Courthouse Project) VRDO	0.280%	1/7/11	500	500
	Michigan Hospital Finance
	Authority Revenue (Ascension
	Health Credit Group) VRDO	0.320%	1/7/11	500	500
	Michigan Hospital Finance
	Authority Revenue (Henry Ford
	Health System) VRDO	0.310%	1/7/11	400	400
	Middletown OH Hospital
	Facilities Revenue (Atrium
	Medical Center) VRDO	0.330%	1/7/11	245	245
	Missouri Health & Educational
	Facilities Authority Health
	Facilities Revenue (BJC
	Health System) VRDO	0.300%	1/7/11	500	500

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Missouri Health & Educational
Facilities Authority Health
Facilities Revenue (SSM
Health System) VRDO	0.320%	1/7/11	800	800
New Jersey Economic
Development Authority
Revenue VRDO	0.310%	1/7/11	1,200	1,200
New Jersey Health Care
Facilities Financing Authority
Revenue (AHS Hospital Corp.)
VRDO	0.340%	1/7/11	500	500
New Jersey Transportation
Trust Fund Authority
Transportation System
Revenue VRDO	0.290%	1/7/11	400	400
New Mexico Finance Authority
Transportation Revenue VRDO	0.370%	1/7/11	600	600
New York City NY GO VRDO	0.330%	1/7/11	100	100
New York City NY GO VRDO	0.330%	1/7/11	100	100
New York City NY GO VRDO	0.300%	1/7/11	645	645
New York City NY GO VRDO	0.300%	1/7/11	300	300
New York City NY Housing
Development Corp.
Multi-Family Rental Housing
Revenue (Monterey) VRDO	0.310%	1/7/11	200	200
New York City NY Housing
Development Corp.
Multi-Family Rental Housing
Revenue (One Columbus
Place Development) VRDO	0.330%	1/7/11	100	100
New York State Dormitory
Authority Revenue
(Fordham University) VRDO	0.350%	1/7/11	400	400
New York State Dormitory
Authority Revenue
(Fordham University) VRDO	0.350%	1/7/11	400	400
New York State Housing
Finance Agency Housing
Revenue (10 Liberty Street)
VRDO	0.340%	1/7/11	265	265
New York State Housing
Finance Agency Housing
Revenue (125 West 31st
Street) VRDO	0.300%	1/7/11	600	600
New York State Housing
Finance Agency Housing
Revenue (20 River Terrace
Housing) VRDO	0.300%	1/7/11	200	200
New York State Housing
Finance Agency Housing
Revenue (320 West 38th
Street) VRDO	0.330%	1/7/11	500	500
New York State Housing
Finance Agency Housing
Revenue (330 West 39th
Street) VRDO	0.310%	1/7/11	300	300
New York State Housing
Finance Agency Housing
Revenue (70 Battery Place)
VRDO	0.330%	1/7/11	100	100
New York State Housing Finance
Agency Housing Revenue
(Clinton Green North) VRDO	0.300%	1/7/11	300	300
North Texas Tollway Authority
System Revenue VRDO	0.300%	1/7/11	450	450
Oakland University of Michigan
Revenue VRDO	0.330%	1/7/11	100	100
Ohio Hospital Revenue
(University Hospitals
Health System Inc.) VRDO	0.330%	1/7/11	675	675

8

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Ohio State University General
Receipts Revenue VRDO	0.270%	1/7/11	1,300	1,300
Pennsylvania Higher
Educational Facilities Authority
Revenue (University of
Pennsylvania Health System)
VRDO	0.370%	1/7/11	500	500
Philadelphia PA Industrial
Development Authority
Lease Revenue VRDO	0.320%	1/7/11	200	200
Pittsburgh PA Water & Sewer
Authority Revenue VRDO	0.370%	1/7/11	700	700
Salem OH Hospital Facilities
Improvement Revenue
(Salem Community Hospital
Project) VRDO	0.300%	1/7/11	155	155
South Carolina Transportation
Infrastructure Revenue VRDO	0.320%	1/7/11	500	500
Southern California Public
Power Authority Revenue
(Palo Verde Project) VRDO	0.300%	1/7/11	100	100
Tarrant County TX Cultural
Education Facilities Finance
Corp. Revenue (CHRISTUS
Health) VRDO	0.320%	1/7/11	200	200
Texas Department of Housing
& Community Affairs Single
Family Revenue VRDO	0.330%	1/7/11	300	300
Texas Department of Housing
& Community Affairs Single
Mortgage Revenue VRDO	0.330%	1/7/11	300	300
Texas Department of Housing
& Community Affairs Single
Mortgage Revenue VRDO	0.330%	1/7/11	500	500
University of Alabama
Birmingham Hospital
Revenue VRDO	0.320%	1/7/11	300	300
University of South Florida
Financing Corp. COP VRDO	0.330%	1/7/11	640	640
University of Texas Permanent
University Fund Revenue
VRDO	0.240%	1/7/11	1,000	1,000
University of Texas Permanent
University Fund Revenue
VRDO	0.270%	1/7/11	700	700
Utah Housing Corp. Single
Family Mortgage Revenue
VRDO	0.320%	1/7/11	250	250
Utah Housing Corp. Single
Family Mortgage Revenue
VRDO	0.320%	1/7/11	250	250
Virginia Small Business
Financing Authority
Health Facilities Revenue
(Bon Secours Health
System Inc.) VRDO	0.330%	1/7/11	100	100

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Warren County KY Revenue
(Western Kentucky University
Student Life Foundation Inc.
Project) VRDO	0.330%	1/7/11	200	200
Washington County PA
Authority Revenue (Girard
Estate Project) VRDO	0.330%	1/7/11	100	100
Washington Health Care
Facilities Authority Revenue
(MultiCare Health System)
VRDO	0.300%	1/7/11	200	200
Washington Health Care
Facilities Authority Revenue
(Swedish Health Services)
VRDO	0.290%	1/7/11	250	250
West Virginia Hospital Finance
Authority Hospital Revenue
(Charleston Area Medical
Center Inc.) VRDO	0.320%	1/7/11	300	300
Wisconsin Health & Educational
Facilities Authority Revenue
(Aurora Health Care Inc.)
VRDO	0.310%	1/7/11	225	225
Total Tax-Exempt Municipal Bonds (Cost $39,290)				39,290

			Shares
Money Market Funds (1.7%)
6 Vanguard Municipal Cash
Management Fund
(Cost $21,125)	0.308%		21,125,150	21,125
Total Investments (99.8%) (Cost $1,211,935)				1,211,935
Other Assets and Liabilities (0.2%)
Other Assets				3,240
Liabilities				(1,362)
				1,878
Net Assets (100%)
Applicable to 1,213,405,671 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,213,813
Net Asset Value per Share				$1.00

At December 31, 2010, net assets consisted of:
				Amount
				($000)
Paid-in-Capital				1,213,805
Undistributed Net Investment Income				—
Accumulated Net Realized Gains				8
Net Assets				1,213,813

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2010, the aggregate value of these securities was $100,055,000, representing 8.2% of net assets.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the aggregate value of these securities was $245,000.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Interest[1]	3,706
Total Income	3,706
Expenses
The Vanguard Group—Note B
Investment Advisory Services	62
Management and Administrative	1,734
Marketing and Distribution	402
Custodian Fees	27
Auditing Fees	26
Shareholders’ Reports	23
Trustees’ Fees and Expenses	2
Total Expenses	2,276
Expense Reduction—Note B	(1,508)
Net Expenses	768
Net Investment Income	2,938
Realized Net Gain (Loss) on
Investment Securities Sold	8
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,946

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,938	12,101
Realized Net Gain (Loss)	8	117
Net Increase (Decrease) in Net Assets Resulting from Operations	2,946	12,218
Distributions
Net Investment Income	(2,938)	(12,101)
Realized Capital Gain	—	—
Total Distributions	(2,938)	(12,101)
Capital Share Transactions (at $1.00)
Issued	451,326	587,046
Issued in Lieu of Cash Distributions	2,938	12,101
Redeemed	(655,299)	(1,291,719)
Net Increase (Decrease) from Capital Share Transactions	(201,035)	(692,572)
Total Increase (Decrease)	(201,027)	(692,455)
Net Assets
Beginning of Period	1,414,840	2,107,295
End of Period	1,213,813	1,414,840

1 Interest income from an affiliated company of the fund was $39,000.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Money Market Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.002	.006	.028	.051	.049
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.002	.006	.028	.051	.049
Distributions
Dividends from Net Investment Income	(.002)	(.006)	(.028)	(.051)	(.049)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.002)	(.006)	(.028)	(.051)	(.049)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.23%	0.62%	2.83%	5.25%	5.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,214	$1,415	$2,107	$1,736	$1,310
Ratio of Total Expenses to
Average Net Assets	0.06%[1]	0.19%[2]	0.16%[2]	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	0.23%	0.67%	2.78%	5.12%	4.96%

1 The ratio of total expenses to average net assets before an expense reduction was 0.18%. See Note B in Notes to Financial Statements.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.03% for 2009 and 0.01% for 2008.

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The portfolio invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

11

Vanguard Money Market Portfolio

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. Beginning in July 2009, Vanguard and the board of trustees agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended December 31, 2010, Vanguard’s management and administrative expenses were reduced by $1,508,000 (an effective annual rate of 0.12% of the portfolio’s average net assets).

The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $212,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The portfolio’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the portfolio’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

12

Vanguard Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Money Market Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Municipal Cash Management Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 14, 2011

13

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,001.33	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.90	0.31

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. If certain fees were not voluntarily waived by Vanguard during the period, the annualized expense ratio would have been 0.18% and the expenses paid in the actual and hypothetical examples above would have been $0.91 and $0.92, respectively.

14

Vanguard® REIT Index Portfolio

For the 12 months ended December 31, 2010, Vanguard REIT Index Portfolio returned 28.25%. The portfolio’s performance was in line with that of its target index and was four percentage points ahead of the average return of competitive real estate funds.

The table below shows the returns of your portfolio and its comparative standards for the period. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurancerelated expenses.

REITs’ returns trounce those of traditional stocks
For the second year in a row, the REIT Index Portfolio produced an exceptional doubledigit return. The portfolio’s gain of 28.25% was substantially higher than the return of the broad stock market (about 17%) and close to the portfolio’s own 29.14% return for 2009. Much of the REIT market’s 2010 return occurred after the broad stock market’s low point in early July, as investors lost some of their fear that the slowgrowth U.S. recovery might stall and that Europe’s fiscal crisis might worsen.

Helping to fuel demand for real estate investment trusts were their relatively higher yields, a magnet for many investors in 2010’s lowinterestrate environment. A number of REITs that had reduced or eliminated dividends during the recession brought their payouts back to more normal levels in 2010.

Every sector of the REIT market added to the portfolio’s result, although the largest contributors were retail, residential, and specialized REITs. The economic recovery has helped retail REITs, as occupancy and lease rates at malls have improved. Residential REITs benefited from strong demand for apartment units as many people remained wary of the stillunsettled residential housing market. Demand for vacation and business travel has climbed back as the recovery proceeded, aiding specialized REITs, which have a focus on hotels and lodging facilities. The category also includes healthcare properties, a market that has seen many largescale acquisitions in the latter half of 2010.

A look at long-term returns shows consistent results
The fortunes of each sector of the real estate market change over time in response to both sector dynamics and broad economic trends. A look at the longterm performance of the REIT Index Portfolio shows that it has coped well with the effects of these multifaceted—and sometimes dramatic—yearbyyear changes.

As you can see in the table here, the portfolio’s average annual return over the past decade reflects close tracking of its target benchmark—no mean feat when the markets are so turbulent. This is a tribute to the skill and dedication of the portfolio’s advisor, Vanguard Quantitative Equity Group, whose staff draws on more than 30 years of experience in developing and maintaining index portfolios. The portfolio’s low costs also support its goal of capturing as much as possible of the index return.

REITs can play a subsidiary role in a diversified portfolio
The REIT Index Portfolio has provided investors with impressive returns in the past two years. But REITs are a very small segment of the global equity market—as noted in recent Vanguard research, they make up only about 1% of the U.S. market and 2% of stock markets abroad. And like other narrow market sectors, they carry the potential for more volatility than broad markets may face. REITs can bring useful diversification to an investment program, but they generally make the most sense as a small component—5% to 10%, perhaps—of already welldiversified stock, bond, and money market portfolios.

Total Returns
		Ten Years Ended
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard REIT Index Portfolio	28.25%	10.38%
U.S. REIT Spliced Index[1]	28.48	10.60
Variable Insurance Real Estate Funds Average[2]	23.83	9.99

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.31%	1.07%

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard REIT Index Portfolio

Portfolio Profile
As of December 31, 2010

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	103	103	3,893
Median Market Cap	$6.1B	$6.1B	$29.6B
Price/Earnings Ratio	213.2x	213.4x	18.3x
Price/Book Ratio	2.1x	2.1x	2.2x
Dividend Yield[3]	3.7%	3.7%	1.7%
Return on Equity	5.9%	5.9%	18.8%
Earnings Growth Rate	–7.8%	–7.8%	6.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	17%	—	—
Expense Ratio[4]	0.31%	—	—
ShortTerm Reserves	0.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Index[5]	Broad Index[2]
RSquared	1.00	0.69
Beta	1.00	1.45

Portfolio Allocation by REIT Type

Specialized	27.6%
Retail	26.5
Residential	16.6
Office	16.0
Diversified	7.6
Industrial	5.7

Ten Largest Holdings[6] (% of total net assets)

Simon Property Group Inc.	9.2%
Equity Residential	4.6
Public Storage	4.6
Vornado Realty Trust	4.3
HCP Inc.	4.2
Boston Properties Inc.	3.8
Host Hotels & Resorts Inc.	3.7
AvalonBay Communities Inc.	3.0
Ventas Inc.	2.6
ProLogis	2.5
Top Ten	42.5%

Beta. A measure of the magnitude of a portfolio’s past shareprice fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its Rsquared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its Rsquared would be 0. For this report, Rsquared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 The expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the expense ratio was 0.30%.
5 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
6 The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2000–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2010			of a $10,000
	One Year	Five Years	Ten Years	Investment
REIT Index Portfolio	28.25%	3.18%	10.38%	$26,852
Dow Jones U.S. Total Stock Market Index	17.70	3.17	2.64	12,981
U.S. REIT Spliced Index[1]	28.48	3.34	10.60	27,390
Variable Insurance
Real Estate Funds Average[2]	23.83	2.51	9.99	25,914

Fiscal-Year Total Returns (%): December 31, 2000–December 31, 2010

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

3

Vanguard REIT Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarterends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form NQ. Shareholders can look up the portfolio’s Forms NQ on the SEC’s website at sec.gov. Forms NQ may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (99.8%)
Diversified REITs (7.6%)
Vornado Realty Trust	240,575	20,047
Liberty Property Trust	166,795	5,324
Washington Real Estate
Investment Trust	91,844	2,846
Colonial Properties Trust	99,011	1,787
PS Business Parks Inc.	28,875	1,609
Cousins Properties Inc.	137,057	1,143
Investors Real Estate Trust	113,966	1,022
Retail Opportunity
Investments Corp.	61,655	611
CapLease Inc.	83,043	484
Winthrop Realty Trust	34,207	438
		35,311
Industrial REITs (5.7%)
ProLogis	816,875	11,796
AMB Property Corp.	246,775	7,825
DuPont Fabros
Technology Inc.	86,992	1,850
EastGroup Properties Inc.	39,614	1,677
DCT Industrial Trust Inc.	309,098	1,641
First Potomac Realty Trust	70,869	1,192
* First Industrial Realty
Trust Inc.	84,559	741
		26,722
Office REITs (16.0%)
Boston Properties Inc.	204,369	17,596
SL Green Realty Corp.	114,678	7,742
Digital Realty Trust Inc.	128,069	6,601
Alexandria Real Estate
Equities Inc.	79,410	5,818
Duke Realty Corp.	368,918	4,597
MackCali Realty Corp.	116,522	3,852
BioMed Realty Trust Inc.	188,655	3,518
Corporate Office
Properties Trust	96,856	3,385
Highwoods Properties Inc.	105,199	3,351
Kilroy Realty Corp.	76,864	2,803
Piedmont Office Realty
Trust Inc. Class A	136,956	2,758
CommonWealth REIT	105,902	2,702
Douglas Emmett Inc.	162,246	2,693
Brandywine Realty Trust	193,981	2,260
Lexington Realty Trust	190,424	1,514
Franklin Street
Properties Corp.	104,941	1,495
Government Properties
Income Trust	43,163	1,156
Parkway Properties Inc.	32,336	567
		74,408
Residential REITs (16.6%)
Equity Residential	415,642	21,593
AvalonBay
Communities Inc.	124,844	14,051

		Market
		Value•
	Shares	($000)
UDR Inc.	263,020	6,186
Camden Property Trust	98,245	5,303
Essex Property Trust Inc.	44,413	5,073
Apartment Investment &
Management Co.	171,627	4,435
BRE Properties Inc.	93,967	4,088
Home Properties Inc.	55,096	3,057
MidAmerica Apartment
Communities Inc.	48,034	3,050
American Campus
Communities Inc.	95,355	3,028
Post Properties Inc.	71,579	2,598
Equity Lifestyle
Properties Inc.	42,933	2,401
Associated Estates
Realty Corp.	59,056	903
Sun Communities Inc.	25,570	852
Education Realty Trust Inc.	84,641	658
		77,276
Retail REITs (26.5%)
Simon Property Group Inc.	429,433	42,724
Kimco Realty Corp.	595,128	10,736
General Growth
Properties Inc.	620,381	9,604
Macerich Co.	190,768	9,037
Federal Realty
Investment Trust	90,111	7,022
Realty Income Corp.	171,758	5,874
Regency Centers Corp.	120,112	5,074
Developers Diversified
Realty Corp.	311,787	4,393
Taubman Centers Inc.	80,194	4,048
Weingarten Realty
Investors	167,722	3,985
CBL & Associates
Properties Inc.	192,489	3,369
National Retail
Properties Inc.	122,496	3,246
Tanger Factory
Outlet Centers	59,435	3,042
Alexander’s Inc.	3,364	1,387
Equity One Inc.	74,982	1,363
Pennsylvania Real Estate
Investment Trust	77,115	1,120
Acadia Realty Trust	58,975	1,076
Getty Realty Corp.	33,022	1,033
Glimcher Realty Trust	121,669	1,022
Inland Real Estate Corp.	113,029	995
Saul Centers Inc.	20,215	957
RamcoGershenson
Properties Trust	52,804	657
Urstadt Biddle
Properties Inc. Class A	30,713	597
Cedar Shopping Centers Inc.	86,725	546
Kite Realty Group Trust	91,678	496
		123,403

		Market
		Value•
	Shares	($000)
Specialized REITs (27.4%)
Public Storage	211,992	21,500
HCP Inc.	535,084	19,686
Host Hotels & Resorts Inc.	972,006	17,370
Ventas Inc.	230,306	12,087
Health Care REIT Inc.	212,580	10,127
Nationwide Health
Properties Inc.	181,471	6,602
Senior Housing
Properties Trust	205,281	4,504
Hospitality Properties Trust	180,989	4,170
Entertainment
Properties Trust	68,045	3,147
Omega Healthcare
Investors Inc.	139,126	3,122
DiamondRock
Hospitality Co.	226,942	2,723
LaSalle Hotel Properties	102,516	2,706
Extra Space Storage Inc.	122,116	2,125
Healthcare Realty Trust Inc.	93,596	1,981
* Sunstone Hotel
Investors Inc.	173,574	1,793
Medical Properties
Trust Inc.	162,765	1,763
National Health
Investors Inc.	36,492	1,643
Sovran Self Storage Inc.	40,391	1,487
Hersha Hospitality Trust
Class A	216,247	1,427
UStoreIt Trust	123,272	1,175
* Strategic Hotels &
Resorts Inc.	221,927	1,174
Pebblebrook Hotel Trust	55,653	1,131
* FelCor Lodging Trust Inc.	142,446	1,003
LTC Properties Inc.	33,984	954
* Ashford Hospitality Trust Inc.	68,198	658
Sabra Healthcare REIT Inc.	34,753	639
Universal Health Realty
Income Trust	17,177	628
Chesapeake Lodging Trust	25,108	472
		127,797
Total Real Estate Investment Trusts
(Cost $533,784)		464,917
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
1 Vanguard Market
Liquidity Fund, 0.211%
(Cost $1,325)	1,324,996	1,325
Total Investments (100.1%)
(Cost $535,109)		466,242
Other Assets and Liabilities (–0.1%)
Other Assets		2,530
Liabilities		(3,022)
		(492)
Net Assets (100%)
Applicable to 44,983,368 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		465,750
Net Asset Value Per Share		$10.35

4

Vanguard REIT Index Portfolio

At December 31, 2010, net assets consisted of:
Amount
($000)
Paidin Capital	521,166
Undistributed Net Investment Income	7,644
Accumulated Net Realized Gains	5,807
Unrealized Appreciation (Depreciation)	(68,867)
Net Assets	465,750

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard REIT Index Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Dividends	9,893
Interest[1]	2
Security Lending	49
Total Income	9,944
Expenses
The Vanguard Group—Note B
Investment Advisory Services	54
Management and Administrative	955
Marketing and Distribution	92
Custodian Fees	27
Auditing Fees	29
Shareholders’ Reports	19
Trustees’ Fees and Expenses	1
Total Expenses	1,177
Net Investment Income	8,767
Realized Net Gain (Loss)
Capital Gain Distributions Received	2,142
Investment Securities Sold	17,013
Realized Net Gain (Loss)	19,155
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	67,828
Net Increase (Decrease) in Net Assets
Resulting from Operations	95,750

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,767	10,332
Realized Net Gain (Loss)	19,155	(13,255)
Change in Unrealized Appreciation (Depreciation)	67,828	79,104
Net Increase (Decrease) in Net Assets Resulting from Operations	95,750	76,181
Distributions
Net Investment Income	(10,426)	(12,390)
Realized Capital Gain[2]	—	(16,542)
Total Distributions	(10,426)	(28,932)
Capital Share Transactions
Issued	100,410	55,649
Issued in Lieu of Cash Distributions	10,426	28,932
Redeemed	(68,926)	(55,834)
Net Increase (Decrease) from Capital Share Transactions	41,910	28,747
Total Increase (Decrease)	127,234	75,996
Net Assets
Beginning of Period	338,516	262,520
End of Period[3]	465,750	338,516

1 Interest income from an affiliated company of the portfolio was $2,000.
2 Includes fiscal 2009 short-term gain distributions totaling $1,139,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $7,644,000 and $9,303,000.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard REIT Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.30	$7.65	$18.92	$24.98	$20.26
Investment Operations
Net Investment Income	.198	.267	.392[1]	.510[1]	.440
Net Realized and Unrealized Gain (Loss)
on Investments	2.108	1.247	(5.032)	(4.230)	6.280
Total from Investment Operations	2.306	1.514	(4.640)	(3.720)	6.720
Distributions
Dividends from Net Investment Income	(.256)	(.370)	(.590)	(.460)	(.480)
Distributions from Realized Capital Gains	—	(.494)	(6.040)	(1.880)	(1.520)
Total Distributions	(.256)	(.864)	(6.630)	(2.340)	(2.000)
Net Asset Value, End of Period	$10.35	$8.30	$7.65	$18.92	$24.98

Total Return	28.25%	29.14%	–37.25%	–16.60%	34.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$466	$339	$263	$404	$645
Ratio of Total Expenses to
Average Net Assets	0.30%	0.31%	0.30%	0.30%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.23%	4.04%	3.24%	2.25%	2.14%
Portfolio Turnover Rate	17%	19%	15%	29%	19%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard REIT Index Portfolio

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an openend investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the exdividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the exdividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $76,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2010, 100% of the portfolio’s investments were valued based on Level 1 inputs.

8

Vanguard REIT Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of shortterm gains as ordinary income for tax purposes.

The portfolio used a capital loss carryforward of $13,344,000 to offset taxable capital gains realized during the year ended December 31, 2010, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2010, the portfolio had $8,421,000 of ordinary income and $5,840,000 of longterm capital gains available for distribution.

At December 31, 2010, the cost of investment securities for tax purposes was $535,138,000. Net unrealized depreciation of investment securities for tax purposes was $68,896,000, consisting of unrealized gains of $27,524,000 on securities that had risen in value since their purchase and $96,420,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2010, the portfolio purchased $109,987,000 of investment securities and sold $65,721,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	10,691	8,885
Issued in Lieu of Cash Distributions	1,160	6,373
Redeemed	(7,642)	(8,818)
Net Increase (Decrease) in Shares Outstanding	4,209	6,440

G. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

9

Vanguard REIT Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of REIT Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of REIT Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2011

10

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,214.79	$1.62
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

11

Vanguard® Short-Term Investment-Grade Portfolio

After generating its best-ever return of almost 14% in 2009, in 2010 the Short-Term Investment-Grade Portfolio posted a relatively “normal” return of more than 5%. This performance placed it well ahead of the average return of its variable insurance fund peers and in line with its unmanaged benchmark index.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

On December 31, 2010, the portfolio’s 30-day SEC yield was 1.96%, down from 2.36% a year ago.

Selectivity was important amid a volatile bond market
The bond market began the year amid optimism about the global economic recovery. But questions about when the Federal Reserve might begin to raise interest rates soon took a backseat to concerns about European sovereign debt, as long-simmering fiscal problems in Greece came to a boil. Markets also contended with “stress tests” for European banks and prospects for financial regulatory reform in the United States. Both concerns were generally favorably resolved early in the second half of the year, and Ireland’s fiscal woes proved less disruptive than those in Greece.

Despite this volatile environment, corporate bonds generally outperformed—for the second year in a row—like-maturity U.S. Treasury bonds, creating favorable tailwinds for your portfolio. Planholders also benefited from the advisor’s security selections across the portfolio.

As in 2009, performance was boosted by sizable holdings of high-quality asset-backed securities (nearly one-fifth of the portfolio’s assets and primarily auto loans and credit card receivables), and by a relatively small stake in commercial mortgages without government agency backing. As investors’ risk aversion subsided, both of these sectors outperformed comparable-maturity Treasuries.

High-yield bonds performed exceptionally well again in 2010. Your portfolio benefited from holding some of these lower-quality bonds that passed our rigorous review process. The advisor’s stake was less than 2% of portfolio assets, well below the 5% limit on holdings in non-investment-grade and unrated fixed income securities.

Diversification and credit analysis aren’t likely to go out of style
The portfolio’s ten-year average annual return of 4.77% lagged the comparable result of its benchmark index but exceeded that of its peer-group average by almost a full percentage point—a significant margin in fixed income investing. Planholders have benefited from the experienced team of portfolio managers, traders, risk managers, and credit analysts in Vanguard Fixed Income Group, and from the portfolio’s low cost.

As always, we encourage you to diversify your bond holdings, in keeping with the investment objectives and principles you consider in managing all of your assets—regardless of the anticipated future direction of interest rates. With rates near generational lows, it seems reasonable to assume that the next move will be up, but a rise in rates is by no means preordained. Vanguard research suggests that greater uncertainty about the outlook for economic growth, inflation, and rates supports more fixed income diversification, not less.

Total Returns
		Ten Years Ended
		December 31, 2010
Year Ended		Average
December 31, 2010		Annual Return
Vanguard Short-Term Investment-Grade Portfolio	5.22%	4.77%
Barclays Capital U.S. 1–5 Year Credit Bond Index	5.44	5.56
Variable Insurance Short-Intermediate Investment Grade Debt Funds Average[1]	3.68	3.89

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Short-Intermediate
		Investment Grade
	Portfolio	Debt Funds Average
Short-Term Investment-Grade Portfolio	0.20%	0.63%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the portfolio’s expense ratio was 0.20%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of December 31, 2010

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	1,102	1,564	8,216
Yield[3]	2.0%	2.2%	3.0%
Yield to Maturity	1.8%[4]	2.2%	3.0%
Average Coupon	3.8%	4.6%	4.2%
Average
Effective Maturity	3.0 years	2.9 years	7.1 years
Average Duration	2.2 years	2.7 years	5.0 years
Expense Ratio[5]	0.20%	—	—
Short-Term Reserves	5.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.87	0.31
Beta	0.78	0.52

Distribution by Maturity (% of portfolio)

Under 1 Year	13.1%
1–3 Years	54.9
3–5 Years	24.8
Over 5 Years	7.2

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	20.8%
Finance	33.0
Foreign	1.2
Government Mortgage-Backed	0.3
Industrial	29.6
Treasury/Agency	2.1
Utilities	6.4
Other	1.5
Short-Term Reserves	5.1

Distribution by Credit Quality (% of portfolio)

Aaa	20.5%
Aa	25.6
A	27.9
Baa	18.6
Ba	0.9
B	0.1
Other	6.4

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Moody’s Investors Service and Standard & Poor’s, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. 1–5 Year Credit Bond Index.
2 Barclays Capital U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the expense ratio was 0.20%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2000–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2010			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Portfolio	5.22%	5.15%	4.77%	$15,932
Barclays Capital U.S. Aggregate Bond Index	6.54	5.80	5.84	17,633
Barclays Capital U.S. 1–5 Year
Credit Bond Index	5.44	5.62	5.56	17,186
Variable Insurance Short-Intermediate
Investment Grade Debt Funds Average[1]	3.68	3.82	3.89	14,652

Fiscal-Year Total Returns (%): December 31, 2000–December 31, 2010

1 Derived from data privided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.3%)
U.S. Government Securities (1.7%)
	United States Treasury
	Note/Bond	1.375%	2/15/12	1,200	1,213
	United States Treasury
	Note/Bond	0.875%	2/29/12	515	518
	United States Treasury
	Note/Bond	1.000%	3/31/12	2,500	2,519
	United States Treasury
	Note/Bond	4.875%	6/30/12	200	213
	United States Treasury
	Note/Bond	0.375%	9/30/12	10,000	9,977
	United States Treasury
	Note/Bond	1.250%	8/31/15	459	447
					14,887
Agency Bonds and Notes (0.4%)
[1,2]	Federal Home Loan
	Mortgage Corp.	0.182%	1/11/12	300	300
[1,2]	Federal Home Loan
	Mortgage Corp.	0.181%	2/2/12	850	848
[1,2]	Federal Home Loan
	Mortgage Corp.	0.223%	2/10/12	1,850	1,851
[1,2]	Federal Home Loan
	Mortgage Corp.	0.221%	2/16/12	175	175
[1,2]	Federal National
	Mortgage Assn.	0.221%	9/19/11	425	425
					3,599
Conventional Mortgage-Backed Securities (0.0%)
[2,3]	Fannie Mae Pool	6.000%	12/1/16	134	146
[2,3]	Fannie Mae Pool	6.500%	9/1/16	139	151
[2,3]	Fannie Mae Pool	7.000%	4/1/13	1	1
[2,3]	Freddie Mac Gold Pool	6.000%	4/1/17	104	113
					411
Nonconventional Mortgage-Backed Securities (0.2%)
[2,3]	Fannie Mae Pool	2.287%	12/1/32	23	24
[2,3]	Fannie Mae Pool	2.528%	9/1/32	8	8
[2,3]	Fannie Mae Pool	2.550%	6/1/33	185	192
[2,3]	Fannie Mae Pool	2.560%	7/1/32	18	19
[2,3]	Fannie Mae Pool	2.585%	5/1/33	180	188
[2,3]	Fannie Mae Pool	2.812%	5/1/33	39	41
[2,3]	Fannie Mae Pool	2.897%	7/1/33	424	440
[2,3]	Fannie Mae Pool	2.910%	8/1/33	65	67
[2,3]	Fannie Mae Pool	2.914%	9/1/32	12	13
[2,3]	Fannie Mae Pool	3.021%	8/1/33	59	60
[2,3]	Fannie Mae Pool	3.024%	8/1/33	94	98
[2,3]	Fannie Mae Pool	5.265%	8/1/37	36	38
[2,3]	Fannie Mae Pool	5.481%	2/1/37	71	76
[2,3]	Freddie Mac Non Gold Pool	2.536%	9/1/32	31	32
[2,3]	Freddie Mac Non Gold Pool	2.961%	2/1/33	44	46
[2,3]	Freddie Mac Non Gold Pool	2.968%	10/1/32	24	25
[2,3]	Freddie Mac Non Gold Pool	3.018%	9/1/32	39	40
[2,3]	Freddie Mac Non Gold Pool	3.199%	1/1/33	34	36
[2,3]	Freddie Mac Non Gold Pool	3.204%	8/1/33	54	56
[2,3]	Freddie Mac Non Gold Pool	5.748%	8/1/37	293	311
					1,810
Total U.S. Government and Agency Obligations (Cost $20,574)					20,707

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (21.6%)
[3,4]	Ally Auto Receivables Trust	3.050%	12/15/14	1,130	1,176
3	Ally Auto Receivables Trust	2.090%	5/15/15	1,300	1,316
[3,4]	Ally Auto Receivables Trust	2.690%	2/15/17	500	497
[3,4]	Ally Master Owner Trust	3.470%	4/15/15	500	513
[3,4]	Ally Master Owner Trust	3.870%	4/15/15	300	309
[3,4]	Ally Master Owner Trust	4.250%	4/15/17	200	211
[3,4]	Ally Master Owner Trust	4.590%	4/15/17	400	424
[1,3]	Ally Master Owner Trust	1.330%	8/15/17	1,650	1,655
[1,3,4] Ally Master Owner Trust		1.810%	8/15/17	990	1,001
[1,3,4] Ally Master Owner Trust		2.210%	8/15/17	750	753
[1,3,4] American Express Credit
	Account Master Trust	0.550%	8/15/13	170	170
[1,3,4] American Express Credit
	Account Master Trust	0.540%	12/15/13	100	100
[1,3,4] American Express Credit
	Account Master Trust	0.540%	3/17/14	100	100
[1,3,4] American Express Credit
	Account Master Trust	0.530%	9/15/14	65	64
[1,3,4] American Express Credit
	Account Master Trust	0.680%	1/15/15	70	69
[1,3]	American Express Credit
	Account Master Trust	1.360%	3/15/16	200	202
[1,3]	American Express Credit
	Account Master Trust	1.360%	3/15/16	130	131
[1,3]	American Express Credit
	Account Master Trust	1.360%	4/15/16	130	131
[1,3,4] American Express Credit
	Account Master Trust	0.930%	12/15/16	150	147
[1,3]	American Express Credit
	Account Master Trust	1.510%	3/15/17	2,100	2,171
[3,4]	Americold LLC Trust	4.954%	1/14/29	70	71
[3,4]	Americold LLC Trust	6.030%	1/14/29	210	209
[3,4]	Americold LLC Trust	6.811%	1/14/29	250	248
[1,3]	AmeriCredit Automobile
	Receivables Trust	5.266%	1/6/15	1,500	1,527
[1,3]	AmeriCredit Automobile
	Receivables Trust	5.266%	4/6/15	1,350	1,386
3	Americredit Prime
	Automobile Receivable	2.210%	1/15/14	110	111
3	Americredit Prime
	Automobile Receivable	2.900%	12/15/14	80	83
[1,3,4] Arkle Master Issuer PLC		1.534%	5/17/60	3,800	3,777
[1,3,4] Arran Residential Mortgages
	Funding PLC	1.779%	5/16/47	650	650
[1,3,4] Arran Residential Mortgages
	Funding PLC	0.359%	4/12/56	1,244	1,244
4	BA Covered Bond Issuer	5.500%	6/14/12	800	843
[1,3]	BA Credit Card Trust	0.550%	6/16/14	235	232
[1,3]	BA Credit Card Trust	0.560%	9/15/15	1,800	1,801
[1,3]	BA Credit Card Trust	0.290%	4/15/16	1,700	1,686
[1,3]	BA Credit Card Trust	0.320%	4/15/16	790	784
[1,3]	BA Credit Card Trust	0.320%	9/15/16	700	694
[1,3]	BA Credit Card Trust	0.330%	12/15/16	1,200	1,188
[1,3]	BA Credit Card Trust	0.300%	11/15/19	790	768
3	Banc of America Commercial
	Mortgage Inc.	5.334%	9/10/45	330	331
3	Banc of America Commercial
	Mortgage Inc.	5.634%	7/10/46	525	562

4

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,3]	Banc of America Commercial
	Mortgage Inc.	5.689%	4/10/49	2,255	2,334
3	Banc of America Funding Corp.	5.404%	9/20/46	1,121	837
3	Banc of America Mortgage
	Securities Inc.	3.246%	9/25/32	2	2
3	Banc of America Mortgage
	Securities Inc.	2.958%	5/25/33	71	66
3	Banc of America Mortgage
	Securities Inc.	3.492%	2/25/34	98	92
[3,4]	Bank of America Auto Trust	3.030%	10/15/16	925	955
[1,3,4] Bank of America
	Student Loan Trust	1.088%	2/25/43	2,156	2,161
[1,3]	Bank One Issuance Trust	0.430%	2/15/17	1,800	1,791
[1,3]	Bank One Issuance Trust	1.060%	2/15/17	200	196
3	Bear Stearns Adjustable Rate
	Mortgage Trust	5.476%	10/25/36	1,160	827
3	Bear Stearns Adjustable Rate
	Mortgage Trust	5.326%	5/25/47	1,073	795
[1,3]	Bear Stearns Commercial
	Mortgage Securities	5.717%	6/11/40	895	935
3	Bear Stearns Commercial
	Mortgage Securities	5.478%	10/12/41	1,100	1,121
3	Bear Stearns Commercial
	Mortgage Securities	4.254%	7/11/42	43	43
[1,3]	Brazos Higher
	Education Authority	1.202%	5/25/29	1,200	1,197
[1,3]	Capital One Multi-Asset
	Execution Trust	0.550%	3/17/14	97	97
[1,3]	Capital One Multi-Asset
	Execution Trust	0.560%	6/16/14	750	745
[1,3]	Capital One Multi-Asset
	Execution Trust	0.580%	7/15/14	700	694
[1,3]	Capital One Multi-Asset
	Execution Trust	0.390%	8/15/14	125	125
[1,3]	Capital One Multi-Asset
	Execution Trust	0.560%	11/17/14	850	837
[1,3]	Capital One Multi-Asset
	Execution Trust	0.340%	9/15/15	300	298
[1,3]	Capital One Multi-Asset
	Execution Trust	0.320%	1/15/16	605	601
[1,3]	Capital One Multi-Asset
	Execution Trust	0.290%	4/15/16	400	396
[1,3]	Capital One Multi-Asset
	Execution Trust	0.320%	7/15/16	700	692
[1,3]	Capital One Multi-Asset
	Execution Trust	2.510%	7/15/16	840	848
[1,3]	Capital One Multi-Asset
	Execution Trust	0.470%	12/15/16	75	74
[1,3]	Capital One Multi-Asset
	Execution Trust	1.310%	12/15/16	72	70
[1,3]	Capital One Multi-Asset
	Execution Trust	0.350%	6/17/19	500	486
[1,3]	Capital One Multi-Asset
	Execution Trust	0.310%	11/15/19	610	590
[1,3]	Capital One Multi-Asset
	Execution Trust	0.340%	12/16/19	6,950	6,729
[1,3]	Capital One Multi-Asset
	Execution Trust	0.300%	7/15/20	4,270	4,102
3	CarMax Auto Owner Trust	2.040%	10/15/15	800	807
[1,3]	Chase Issuance Trust	0.550%	1/15/14	350	348
[1,3]	Chase Issuance Trust	0.700%	1/15/15	720	713
3	Chase Issuance Trust	4.650%	3/15/15	620	667
[1,3]	Chase Issuance Trust	1.802%	9/15/15	700	723
[1,3]	Chase Issuance Trust	0.720%	4/15/19	700	657
3	Chrysler Financial Auto
	Securitization Trust	2.940%	6/8/13	402	405
[3,4]	Chrysler Financial Auto
	Securitization Trust	6.250%	5/8/14	845	881
[3,4]	Chrysler Financial Auto
	Securitization Trust	5.570%	8/8/14	845	879

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Chrysler Financial Auto
	Securitization Trust	6.540%	11/10/14	400	417
3	Chrysler Financial Auto
	Securitization Trust	3.520%	8/8/16	700	707
[3,4]	Chrysler Financial Lease Trust	3.460%	9/16/13	160	160
[3,4]	CIT Equipment Collateral	1.510%	5/15/12	899	901
[3,4]	CIT Equipment Collateral	2.410%	5/15/13	900	907
[1,3]	Citibank Credit Card
	Issuance Trust	0.670%	7/15/14	1,945	1,908
3	Citibank Credit Card
	Issuance Trust	2.250%	12/23/14	8,930	9,134
[1,3]	Citibank Credit Card
	Issuance Trust	0.661%	2/20/15	920	893
3	Citibank Credit Card
	Issuance Trust	4.900%	6/23/16	2,000	2,203
[1,3]	Citibank Credit Card
	Issuance Trust	0.731%	3/24/17	100	94
[1,3]	Citibank Credit Card
	Issuance Trust	1.461%	5/22/17	500	517
[1,3]	Citibank Credit Card
	Issuance Trust	0.329%	12/17/18	1,960	1,911
[1,3]	Citibank Credit Card
	Issuance Trust	0.362%	12/17/18	525	513
3	Citibank Credit Card
	Issuance Trust	5.650%	9/20/19	600	686
[1,3]	Citibank Credit Card
	Issuance Trust	1.636%	5/20/20	1,500	1,595
[1,3,4] Citibank Omni Master Trust		2.360%	5/16/16	2,200	2,226
[3,4]	Citibank Omni Master Trust	5.350%	8/15/18	1,705	1,840
3	Citibank Omni Master Trust	4.900%	11/15/18	770	821
[3,4]	CitiFinancial Auto
	Issuance Trust	2.590%	10/15/13	1,450	1,478
[3,4]	CitiFinancial Auto
	Issuance Trust	3.150%	8/15/16	400	414
3	Citigroup Commercial
	Mortgage Trust	5.431%	10/15/49	300	319
3	Citigroup Mortgage
	Loan Trust Inc.	5.781%	7/25/37	628	475
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	1,325	1,369
3	CNH Equipment Trust	5.280%	11/15/12	214	217
3	CNH Equipment Trust	3.000%	8/17/15	700	721
3	CNH Equipment Trust	1.750%	5/16/16	400	393
3	CNH Equipment Trust	1.740%	1/17/17	2,500	2,482
3	Commercial Mortgage Pass
	Through Certificates	5.811%	12/10/49	400	409
3	Countrywide Home Loan
	Mortgage Pass Through Trust	2.917%	5/25/33	81	65
3	Countrywide Home Loan
	Mortgage Pass Through Trust	2.902%	11/19/33	122	115
3	Countrywide Home Loan
	Mortgage Pass Through Trust	4.075%	3/20/36	576	357
3	Countrywide Home Loan
	Mortgage Pass Through Trust	5.030%	2/25/47	721	447
3	Credit Suisse Mortgage
	Capital Certificates	5.825%	6/15/38	632	683
3	Credit Suisse Mortgage
	Capital Certificates	5.720%	6/15/39	821	846
3	Credit Suisse Mortgage
	Capital Certificates	5.589%	9/15/40	700	719
[1,3]	Discover Card Master Trust	1.560%	12/15/14	4,380	4,442
[1,3]	Discover Card Master Trust	1.560%	2/17/15	2,300	2,336
[1,3]	Discover Card Master Trust	0.642%	6/15/15	3,640	3,640
[1,3]	Discover Card Master Trust	0.910%	9/15/15	2,975	2,990
3	Discover Card Master Trust	5.650%	12/15/15	1,900	2,094
[1,3]	Discover Card Master Trust	0.840%	3/15/18	4,200	4,210
[1,3]	Discover Card Master Trust I	0.340%	1/19/16	1,750	1,737
[1,3]	Discover Card Master Trust I	0.340%	9/15/16	600	593
[3,4]	Extended Stay America Trust	2.950%	11/5/27	270	265
[3,4]	Extended Stay America Trust	4.220%	11/5/27	400	393
[3,4]	Extended Stay America Trust	4.860%	11/5/27	500	495

5

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	First Horizon Asset
	Securities Inc.	5.583%	11/25/36	408	319
	First Horizon Asset
	Securities Inc.	5.419%	1/25/37	1,047	777
3	First Union National Bank–
	Bank of America Commercial
	Mortgage Trust	6.136%	3/15/33	8	8
[3,4]	Ford Credit Auto Lease Trust	3.710%	1/15/14	368	372
3	Ford Credit Auto Owner Trust	4.500%	7/15/14	370	394
3	Ford Credit Auto Owner Trust	2.980%	8/15/14	425	441
3	Ford Credit Auto Owner Trust	2.930%	11/15/15	150	153
3	Ford Credit Auto Owner Trust	3.220%	3/15/16	150	153
[1,3]	Ford Credit Floorplan
	Master Owner Trust	1.810%	9/15/14	1,700	1,722
[1,3,4] Ford Credit Floorplan
	Master Owner Trust	1.910%	12/15/14	1,100	1,118
[1,3,4] Ford Credit Floorplan
	Master Owner Trust	2.510%	12/15/14	440	450
[1,3,4] Ford Credit Floorplan
	Master Owner Trust	2.910%	12/15/14	2,280	2,327
[1,3,4] Ford Credit Floorplan
	Master Owner Trust	1.960%	2/15/17	460	475
[3,4]	Ford Credit Floorplan
	Master Owner Trust	4.200%	2/15/17	240	253
[3,4]	Ford Credit Floorplan
	Master Owner Trust	4.990%	2/15/17	530	563
3	GE Capital Commercial
	Mortgage Corp.	4.353%	6/10/48	214	217
3	GMAC Mortgage Corp.
	Loan Trust	5.193%	11/19/35	194	174
[1,3,4] Golden Credit Card Trust		1.260%	7/15/17	2,200	2,207
[1,3]	Granite Master Issuer PLC	0.301%	12/17/54	110	102
[1,3]	Granite Master Issuer PLC	0.401%	12/20/54	330	306
3	Greenwich Capital Commercial
	Funding Corp.	5.224%	4/10/37	400	424
3	Greenwich Capital Commercial
	Funding Corp.	5.882%	7/10/38	1,000	1,086
[1,3]	GS Mortgage
	Securities Corp. II	5.553%	4/10/38	321	346
3	GS Mortgage
	Securities Corp. II	5.162%	12/10/43	170	176
3	GS Mortgage
	Securities Corp. II	5.231%	12/10/43	100	95
3	GS Mortgage
	Securities Corp. II	5.231%	12/10/43	150	150
3	Harley-Davidson
	Motorcycle Trust	2.400%	7/15/14	120	122
3	Harley-Davidson
	Motorcycle Trust	1.530%	9/15/15	700	698
3	Harley-Davidson
	Motorcycle Trust	3.320%	2/15/17	200	207
3	Harley-Davidson
	Motorcycle Trust	2.540%	4/15/17	200	204
[3,4]	Hertz Vehicle Financing LLC	5.290%	3/25/16	1,350	1,465
[3,4]	Hertz Vehicle Financing LLC	3.740%	2/25/17	2,100	2,134
[1,3,4] Holmes Master Issuer PLC		1.671%	10/15/54	500	499
3	Hyundai Auto
	Receivables Trust	3.150%	3/15/16	700	730
[1,3,4] Hyundai Floorplan Master
	Owner Trust	1.510%	11/17/14	550	555
[1,3]	Illinois Student Assistance
	Commission	1.338%	4/25/22	1,500	1,493
[3,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.633%	12/5/27	740	793
[3,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.608%	6/15/43	120	124
[3,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.058%	6/15/43	150	153
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.625%	3/15/46	201	206

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.298%	5/15/47	400	408
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.802%	6/15/49	1,200	1,240
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.716%	2/15/51	690	717
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.827%	2/15/51	1,020	1,055
[3,4]	JPMorgan Auto
	Receivables Trust	5.220%	9/15/12	573	583
[1,3,4] Kildare Securities Ltd.		0.362%	12/10/43	534	484
3	LB-UBS Commercial
	Mortgage Trust	5.880%	6/15/38	270	293
3	LB-UBS Commercial
	Mortgage Trust	5.347%	11/15/38	100	106
3	LB-UBS Commercial
	Mortgage Trust	5.303%	2/15/40	613	628
3	LB-UBS Commercial
	Mortgage Trust	5.318%	2/15/40	500	512
3	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	2,103	2,202
3	Master Adjustable Rate
	Mortgages Trust	2.413%	4/25/34	118	106
[1,3]	MBNA Credit Card
	Master Note Trust	1.610%	10/15/14	50	50
[1,3]	MBNA Credit Card
	Master Note Trust	0.680%	7/15/15	1,381	1,342
[1,3]	MBNA Credit Card
	Master Note Trust	1.610%	3/15/16	230	227
[1,3]	MBNA Credit Card
	Master Note Trust	1.160%	11/15/16	1,050	1,017
3	Merrill Lynch Mortgage
	Investors Inc.	1.945%	2/25/33	94	85
3	Merrill Lynch Mortgage
	Investors Inc.	2.865%	7/25/33	45	42
3	Merrill Lynch Mortgage Trust	4.556%	6/12/43	106	109
3	Merrill Lynch Mortgage Trust	5.721%	6/12/50	900	927
[1,3]	Merrill Lynch Mortgage Trust	5.826%	6/12/50	300	317
3	Merrill Lynch Mortgage Trust	5.425%	2/12/51	100	103
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.282%	8/12/48	500	508
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.693%	6/12/50	203	208
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.331%	3/12/51	400	408
3	Morgan Stanley Capital I	5.648%	6/11/42	1,850	1,906
3	Morgan Stanley Capital I	5.374%	3/12/44	296	295
3	Morgan Stanley Capital I	5.090%	10/12/52	196	196
3	Morgan Stanley
	Mortgage Loan Trust	4.568%	6/25/36	523	459
[1,3]	National City Credit Card
	Master Trust	0.310%	3/17/14	575	572
[3,4]	Navistar Financial Corp.
	Owner Trust	1.990%	1/21/14	1,900	1,922
[1,3,4] Navistar Financial Dealer
	Note Master Trust	1.711%	10/26/15	600	606
3	Nissan Auto Lease Trust	3.510%	11/17/14	140	142
[1,3,4] Nissan Master Owner
	Trust Receivables	1.410%	1/15/15	3,000	3,037
[1,3,4] Nordstrom Private Label Credit
	Card Master Note Trust	0.320%	5/15/15	2,530	2,511
[1,3,4] Permanent Master Issuer PLC		1.439%	7/15/42	2,800	2,782
3	Residential Funding
	Mortgage Securities I	5.756%	8/25/36	883	634
3	Residential Funding
	Mortgage Securities I	5.966%	9/25/36	320	246
[1,3,4] Silverstone Master Issuer PLC		1.784%	1/21/55	2,500	2,500
[1,3,4] SMART Trust/Australia		1.760%	12/14/15	1,300	1,285
[1,3]	South Carolina Student
	Loan Corp.	1.284%	7/25/25	1,200	1,191

6

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3,4]	Tidewater Auto
	Receivables Trust	5.920%	5/15/17	421	425
3	Volkswagen Auto Lease Trust	1.180%	10/20/15	400	398
3	Volkswagen Auto Loan
	Enhanced Trust	2.140%	8/22/16	820	836
[3,4]	Volvo Financial Equipment LLC	2.990%	5/15/17	480	483
[1,3]	Wachovia Bank Commercial
	Mortgage Trust	5.765%	7/15/45	270	290
3	Wachovia Bank Commercial
	Mortgage Trust	5.569%	5/15/46	700	720
3	Wachovia Bank Commercial
	Mortgage Trust	5.572%	10/15/48	1,885	1,969
3	Wachovia Bank Commercial
	Mortgage Trust	5.275%	11/15/48	390	397
3	WaMu Mortgage Pass
	Through Certificates	2.605%	1/25/33	27	24
3	WaMu Mortgage Pass
	Through Certificates	2.674%	8/25/33	54	53
3	WaMu Mortgage Pass
	Through Certificates	2.711%	9/25/33	67	64
3	Wells Fargo Mortgage
	Backed Securities Trust	5.388%	10/25/36	949	776
3	World Omni Auto
	Receivables Trust	5.120%	5/15/14	410	436
Total Asset-Backed/Commercial
Mortgage-Backed Securities (Cost $191,776)					193,311
Corporate Bonds (68.3%)
Finance (32.7%)
	Banking (22.4%)
4	Abbey National Treasury
	Services PLC	3.875%	11/10/14	650	639
	American Express Bank FSB	5.550%	10/17/12	1,025	1,095
	American Express Bank FSB	5.500%	4/16/13	1,500	1,615
	American Express
	Centurion Bank	5.550%	10/17/12	500	535
	American Express Co.	5.250%	9/12/11	200	206
	American Express Co.	4.875%	7/15/13	120	128
	American Express Credit Corp.	5.875%	5/2/13	240	261
	American Express Credit Corp.	7.300%	8/20/13	2,655	2,994
	American Express Credit Corp.	2.750%	9/15/15	700	690
4	ANZ National International Ltd.	6.200%	7/19/13	450	495
	Astoria Financial Corp.	5.750%	10/15/12	250	256
4	Australia & New Zealand
	Banking Group Ltd.	3.700%	1/13/15	300	309
[3,4]	Banco Mercantil del Norte SA	6.135%	10/13/16	550	547
4	Banco Santander Chile	2.875%	11/13/12	1,925	1,933
	Bank of America Corp.	4.875%	1/15/13	1,315	1,370
	Bank of America Corp.	5.375%	6/15/14	300	315
	Bank of America Corp.	4.500%	4/1/15	470	480
	Bank of America Corp.	3.700%	9/1/15	700	695
	Bank of New York
	Mellon Corp.	4.950%	11/1/12	2,075	2,229
	Bank of New York
	Mellon Corp.	4.500%	4/1/13	1,100	1,177
	Bank of New York
	Mellon Corp.	5.125%	8/27/13	500	547
	Bank of New York
	Mellon Corp.	4.950%	3/15/15	825	895
	Bank of Nova Scotia	2.250%	1/22/13	4,000	4,084
4	Bank of Tokyo–
	Mitsubishi UFJ Ltd.	2.600%	1/22/13	2,685	2,761
4	Bank of Tokyo–
	Mitsubishi UFJ Ltd.	1.600%	9/11/13	1,700	1,700
	Bank One Corp.	5.900%	11/15/11	500	521
	Bank One Corp.	5.250%	1/30/13	350	373
	Barclays Bank plc	2.500%	1/23/13	8,949	9,109
	Barclays Bank plc	5.200%	7/10/14	490	528
	BB&T Corp.	3.100%	7/28/11	125	126
	BB&T Corp.	6.500%	8/1/11	1,375	1,417
	BB&T Corp.	3.850%	7/27/12	2,500	2,602

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	BB&T Corp.	3.375%	9/25/13	300	315
	BB&T Corp.	5.700%	4/30/14	1,050	1,154
	Bear Stearns Cos. LLC	6.950%	8/10/12	3,908	4,271
	Bear Stearns Cos. LLC	5.700%	11/15/14	1,172	1,286
	BNP Paribas	3.250%	3/11/15	2,700	2,734
4	BPCE SA	2.375%	10/4/13	1,100	1,096
[1,4]	BTMU Curacao Holdings NV	0.624%	12/19/16	835	830
	Canadian Imperial Bank
	of Commerce	1.450%	9/13/13	1,700	1,697
	Canadian Imperial Bank
	of Commerce	2.350%	12/11/15	950	929
	Capital One Bank USA NA	6.500%	6/13/13	125	137
	Capital One Financial Corp.	4.800%	2/21/12	750	776
	Capital One Financial Corp.	6.250%	11/15/13	200	220
	Capital One Financial Corp.	7.375%	5/23/14	1,250	1,421
[3,4,5] CBG Florida REIT Corp.		7.114%	2/15/49	560	13
	Charter One Bank NA	5.500%	4/26/11	130	132
	Citigroup Inc.	5.625%	8/27/12	1,725	1,815
	Citigroup Inc.	5.300%	10/17/12	1,435	1,522
	Citigroup Inc.	5.500%	4/11/13	1,600	1,710
	Citigroup Inc.	6.500%	8/19/13	2,455	2,692
	Citigroup Inc.	6.000%	12/13/13	1,257	1,375
	Citigroup Inc.	6.375%	8/12/14	325	360
	Citigroup Inc.	4.750%	5/19/15	460	484
4	Commonwealth Bank
	of Australia	2.750%	10/15/12	1,700	1,740
4	Commonwealth Bank
	of Australia	5.000%	11/6/12	400	426
4	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	2.650%	8/17/12	1,025	1,051
4	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	4.200%	5/13/14	810	860
	Countrywide Financial Corp.	5.800%	6/7/12	1,000	1,053
	Credit Suisse	3.450%	7/2/12	1,700	1,762
	Credit Suisse	5.000%	5/15/13	2,200	2,367
	Credit Suisse	5.500%	5/1/14	1,700	1,863
	Credit Suisse	3.500%	3/23/15	2,800	2,864
	Credit Suisse USA Inc.	6.125%	11/15/11	1,544	1,616
	Credit Suisse USA Inc.	6.500%	1/15/12	155	164
[1,4]	DBS Bank Ltd.	0.504%	5/16/17	1,190	1,162
	Deutsche Bank AG	5.375%	10/12/12	1,466	1,575
	Deutsche Bank AG	2.375%	1/11/13	8,930	9,079
	Deutsche Bank AG	4.875%	5/20/13	1,825	1,955
	Deutsche Bank AG	3.450%	3/30/15	1,300	1,332
	Fifth Third Bancorp	6.250%	5/1/13	635	686
	First Horizon National Corp.	5.375%	12/15/15	400	404
	Golden West Financial Corp.	4.750%	10/1/12	400	423
3	Goldman Sachs Capital II	5.793%	12/29/49	100	85
	Goldman Sachs Group Inc.	5.450%	11/1/12	1,050	1,124
	Goldman Sachs Group Inc.	4.750%	7/15/13	655	696
	Goldman Sachs Group Inc.	5.250%	10/15/13	225	243
	Goldman Sachs Group Inc.	6.000%	5/1/14	1,827	2,007
	Goldman Sachs Group Inc.	5.000%	10/1/14	100	107
	Goldman Sachs Group Inc.	3.700%	8/1/15	775	790
	Goldman Sachs Group Inc.	5.625%	1/15/17	130	137
	Goldman Sachs Group Inc.	6.150%	4/1/18	500	549
	HSBC Bank plc	6.950%	3/15/11	850	859
4	HSBC Bank plc	1.625%	8/12/13	1,750	1,745
4	HSBC Bank plc	3.500%	6/28/15	500	511
4	ICICI Bank Ltd.	5.750%	1/12/12	200	207
4	ING Bank NV	2.000%	10/18/13	1,900	1,877
	Intesa Sanpaolo SpA	2.375%	12/21/12	3,800	3,811
4	Intesa Sanpaolo SPA	3.625%	8/12/15	50	48
	JPMorgan Chase & Co.	6.625%	3/15/12	760	808
	JPMorgan Chase & Co.	5.375%	10/1/12	65	70
	JPMorgan Chase & Co.	5.750%	1/2/13	1,750	1,880
	JPMorgan Chase & Co.	4.750%	5/1/13	1,650	1,766
	JPMorgan Chase & Co.	1.650%	9/30/13	750	750
	JPMorgan Chase & Co.	4.875%	3/15/14	100	106
	JPMorgan Chase & Co.	4.650%	6/1/14	200	213
	JPMorgan Chase & Co.	5.125%	9/15/14	500	533

7

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	3.700%	1/20/15	350	362
	JPMorgan Chase & Co.	3.400%	6/24/15	1,050	1,073
1	JPMorgan Chase & Co.	1.551%	9/1/15	190	189
	JPMorgan Chase & Co.	2.600%	1/15/16	1,000	973
	KeyCorp	6.500%	5/14/13	2,450	2,663
	KeyCorp	3.750%	8/13/15	250	251
[3,4,6] Lloyds Banking Group plc		6.267%	11/14/49	515	357
4	Lloyds TSB Bank plc	4.375%	1/12/15	250	249
1	Manufacturers &
	Traders Trust Co.	1.790%	4/1/13	400	393
3	Mellon Capital IV	6.244%	6/29/49	450	414
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	2,600	2,745
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	950	1,017
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	515	537
	Morgan Stanley	5.250%	11/2/12	325	347
	Morgan Stanley	5.300%	3/1/13	715	761
	Morgan Stanley	6.000%	5/13/14	850	918
	Morgan Stanley	4.200%	11/20/14	1,180	1,206
	Morgan Stanley	4.000%	7/24/15	1,000	1,012
	Morgan Stanley	3.450%	11/2/15	700	686
4	National Australia Bank Ltd.	3.750%	3/2/15	360	372
	National City Bank	6.200%	12/15/11	400	419
	National City Bank	4.625%	5/1/13	170	180
4	Nordea Bank AB	2.500%	11/13/12	1,300	1,321
4	Nordea Bank AB	1.750%	10/4/13	1,000	994
4	Nordea Bank AB	3.700%	11/13/14	1,000	1,030
	North Fork Bancorporation Inc.	5.875%	8/15/12	134	140
	Northern Trust Corp.	5.500%	8/15/13	250	276
	PNC Funding Corp.	5.400%	6/10/14	400	435
	PNC Funding Corp.	3.625%	2/8/15	800	825
[3,7]	RBS Capital Trust IV	8.875%	9/29/49	300	165
	Royal Bank of Canada	2.250%	3/15/13	3,515	3,600
	Royal Bank of
	Scotland Group plc	6.375%	2/1/11	740	742
	Royal Bank of
	Scotland Group plc	5.000%	10/1/14	165	161
	Royal Bank of
	Scotland Group plc	5.050%	1/8/15	225	217
	Royal Bank of Scotland plc	3.400%	8/23/13	1,775	1,793
4	Royal Bank of Scotland plc	4.875%	8/25/14	3,538	3,652
	Royal Bank of Scotland plc	4.875%	3/16/15	700	716
	Royal Bank of Scotland plc	3.950%	9/21/15	600	589
4	Santander US
	Debt SA Unipersonal	2.991%	10/7/13	1,500	1,456
4	Societe Generale	2.200%	9/14/13	1,550	1,550
4	Societe Generale	2.500%	1/15/14	1,500	1,497
1	Sovereign Bank	1.997%	8/1/13	45	45
4	Sumitomo Mitsui
	Banking Corp.	2.150%	7/22/13	1,330	1,344
4	Svenska Handelsbanken AB	4.875%	6/10/14	1,300	1,389
1	UBS AG	1.384%	2/23/12	3,800	3,828
	UBS AG	2.750%	1/8/13	575	584
	UBS AG	2.250%	8/12/13	2,425	2,453
[1,4]	Unicredit Luxembourg
	Finance SA	0.629%	1/13/17	1,175	1,081
	US Bancorp	2.125%	2/15/13	1,270	1,293
	US Bancorp	1.125%	10/30/13	1,200	1,187
	US Bancorp	4.200%	5/15/14	900	959
	US Bank NA	6.300%	2/4/14	600	667
	Wachovia Bank NA	4.800%	11/1/14	100	106
	Wachovia Bank NA	4.875%	2/1/15	200	212
	Wachovia Bank NA	5.000%	8/15/15	250	266
1	Wachovia Corp.	0.419%	10/15/11	750	750
1	Wachovia Corp.	0.446%	3/1/12	400	399
	Wachovia Corp.	5.500%	5/1/13	4,595	4,999
5	Washington Mutual Bank/
	Debt not acquired by
	JPMorgan	5.550%	6/16/10	210	76

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Washington Mutual Bank/
	Debt not acquired by
	JPMorgan	6.875%	6/15/11	517	—
	Washington Mutual
	Finance Corp.	6.875%	5/15/11	150	153
	Wells Fargo & Co.	4.375%	1/31/13	1,760	1,864
	Wells Fargo & Co.	3.750%	10/1/14	1,065	1,112
	Wells Fargo & Co.	3.625%	4/15/15	700	727
3	Wells Fargo Capital XIII	7.700%	12/29/49	2,440	2,528
3	Wells Fargo Capital XV	9.750%	12/29/49	520	577
	Wells Fargo Financial Inc.	5.500%	8/1/12	350	373
	Westpac Banking Corp.	2.250%	11/19/12	6,123	6,256
	Westpac Banking Corp.	2.100%	8/2/13	1,700	1,714
	Westpac Banking Corp.	1.850%	12/9/13	1,360	1,362
	Westpac Banking Corp.	4.200%	2/27/15	1,100	1,155

	Brokerage (0.7%)
	BlackRock Inc.	3.500%	12/10/14	740	765
4	Blackstone Holdings
	Finance Co. LLC	6.625%	8/15/19	125	128
4	Cantor Fitzgerald LP	6.375%	6/26/15	400	400
	Charles Schwab Corp.	4.950%	6/1/14	585	634
	Franklin Resources Inc.	2.000%	5/20/13	400	404
	Jefferies Group Inc.	5.875%	6/8/14	150	161
	Jefferies Group Inc.	3.875%	11/9/15	800	788
	Jefferies Group Inc.	8.500%	7/15/19	220	252
[1,5]	Lehman Brothers
	Holdings E-Capital Trust I	2.998%	8/19/65	210	—
[1,5]	Lehman Brothers Holdings Inc.	2.911%	8/21/09	550	126
[1,5]	Lehman Brothers Holdings Inc.	2.907%	11/16/09	880	205
[1,5]	Lehman Brothers Holdings Inc.	2.951%	5/25/10	445	103
5	Lehman Brothers Holdings Inc.	5.750%	7/18/11	1,600	370
5	Lehman Brothers Holdings Inc.	5.625%	1/24/13	220	53
	TD Ameritrade Holding Corp.	2.950%	12/1/12	1,225	1,252

	Finance Companies (3.3%)
	American General Finance Corp.	5.200%	12/15/11	290	279
1	General Electric Capital Corp.	0.458%	7/27/12	930	927
	General Electric Capital Corp.	3.500%	8/13/12	755	781
8	General Electric Capital Corp.	5.250%	10/19/12	4,413	4,715
	General Electric Capital Corp.	2.800%	1/8/13	675	690
	General Electric Capital Corp.	5.450%	1/15/13	775	833
	General Electric Capital Corp.	4.800%	5/1/13	2,123	2,272
	General Electric Capital Corp.	1.875%	9/16/13	925	927
	General Electric Capital Corp.	5.900%	5/13/14	725	802
	General Electric Capital Corp.	5.500%	6/4/14	350	381
	General Electric Capital Corp.	4.750%	9/15/14	242	258
	General Electric Capital Corp.	3.750%	11/14/14	300	311
	General Electric Capital Corp.	4.375%	9/21/15	600	631
3	General Electric Capital Corp.	6.375%	11/15/67	375	370
	HSBC Finance Corp.	6.750%	5/15/11	2,215	2,263
	HSBC Finance Corp.	5.700%	6/1/11	2,500	2,550
	HSBC Finance Corp.	6.375%	10/15/11	2,326	2,429
	HSBC Finance Corp.	7.000%	5/15/12	1,150	1,234
	HSBC Finance Corp.	5.900%	6/19/12	2,220	2,354
1	HSBC Finance Corp.	0.652%	9/14/12	200	198
	HSBC Finance Corp.	6.375%	11/27/12	1,100	1,192
	HSBC Finance Corp.	5.250%	1/15/14	960	1,011
1	HSBC Finance Corp.	0.726%	6/1/16	350	324
	International Lease
	Finance Corp.	5.450%	3/24/11	600	602
	International Lease
	Finance Corp.	5.750%	6/15/11	425	428
	International Lease
	Finance Corp.	5.300%	5/1/12	500	506
1	SLM Corp.	0.502%	3/15/11	230	229
4	USAA Capital Corp.	3.500%	7/17/14	240	250

8

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Insurance (5.5%)
	ACE INA Holdings Inc.	5.875%	6/15/14	360	398
	Aetna Inc.	5.750%	6/15/11	714	731
4	AIG SunAmerica
	Global Financing VI	6.300%	5/10/11	525	536
	Allstate Corp.	6.125%	2/15/12	357	376
	Allstate Corp.	6.200%	5/16/14	540	610
	Allstate Life Global
	Funding Trusts	5.375%	4/30/13	575	625
	American International
	Group Inc.	4.250%	5/15/13	708	728
	American International
	Group Inc.	3.650%	1/15/14	825	833
	American International
	Group Inc.	5.050%	10/1/15	1,070	1,086
4	ASIF Global Financing XIX	4.900%	1/17/13	1,180	1,215
	Axis Capital Holdings Ltd.	5.750%	12/1/14	920	965
	Berkshire Hathaway
	Finance Corp.	4.000%	4/15/12	1,550	1,614
	Berkshire Hathaway
	Finance Corp.	4.500%	1/15/13	650	690
	Berkshire Hathaway
	Finance Corp.	4.600%	5/15/13	1,754	1,881
	Berkshire Hathaway
	Finance Corp.	5.000%	8/15/13	100	109
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	500	543
	Berkshire Hathaway
	Finance Corp.	5.100%	7/15/14	350	382
	Berkshire Hathaway
	Finance Corp.	2.450%	12/15/15	825	822
	Berkshire Hathaway Inc.	2.125%	2/11/13	2,400	2,443
3	Chubb Corp.	6.375%	3/29/67	80	83
	CNA Financial Corp.	6.000%	8/15/11	565	581
	CNA Financial Corp.	5.850%	12/15/14	680	718
	Coventry Health Care Inc.	5.875%	1/15/12	570	590
	Hartford Financial
	Services Group Inc.	4.000%	3/30/15	200	201
4	Jackson National Life
	Global Funding	5.375%	5/8/13	1,050	1,135
[3,4]	Liberty Mutual Group Inc.	7.000%	3/15/37	125	110
	Lincoln National Corp.	5.650%	8/27/12	750	796
3	Lincoln National Corp.	6.050%	4/20/67	195	181
	Manulife Financial Corp.	3.400%	9/17/15	380	375
	Marsh & McLennan Cos. Inc.	6.250%	3/15/12	230	242
	Marsh & McLennan Cos. Inc.	5.375%	7/15/14	340	362
[1,4]	MassMutual Global Funding II	0.463%	12/6/13	350	348
	MetLife Inc.	2.375%	2/6/14	1,500	1,507
4	Metropolitan Life
	Global Funding I	2.875%	9/17/12	1,425	1,461
4	Metropolitan Life
	Global Funding I	2.500%	1/11/13	500	508
4	Metropolitan Life
	Global Funding I	5.125%	4/10/13	1,060	1,138
[1,4]	Monumental Global
	Funding III	0.458%	1/25/13	275	269
[1,4]	Monumental Global
	Funding III	0.489%	1/15/14	350	341
4	Monumental Global
	Funding III	5.250%	1/15/14	305	326
4	Monumental Global
	Funding Ltd.	5.500%	4/22/13	25	27
4	New York Life Global Funding	5.375%	9/15/13	300	330
4	New York Life Global Funding	3.000%	5/4/15	250	254
4	Pacific Life Global Funding	5.150%	4/15/13	194	208
4	Pricoa Global Funding I	5.625%	5/24/11	50	51
4	Pricoa Global Funding I	4.625%	6/25/12	70	73
4	Pricoa Global Funding I	5.400%	10/18/12	415	445
4	Pricoa Global Funding I	5.450%	6/11/14	1,455	1,584
	Principal Financial Group Inc.	7.875%	5/15/14	400	460
4	Principal Life Global Funding I	6.250%	2/15/12	1,250	1,319

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Principal Life Global Funding I	5.250%	1/15/13	885	947
4	Principal Life Global Funding I	5.125%	10/15/13	360	389
4	Principal Life Global Funding I	5.050%	3/15/15	250	269
	Principal Life Income
	Funding Trusts	5.125%	3/1/11	600	604
	Principal Life Income
	Funding Trusts	5.300%	12/14/12	25	27
	Principal Life Income
	Funding Trusts	5.300%	4/24/13	340	367
	Prudential Financial Inc.	5.800%	6/15/12	610	648
	Prudential Financial Inc.	3.625%	9/17/12	725	750
	Prudential Financial Inc.	2.750%	1/14/13	1,500	1,525
	Prudential Financial Inc.	5.100%	9/20/14	250	269
	Prudential Financial Inc.	6.200%	1/15/15	150	165
4	TIAA Global Markets Inc.	4.950%	7/15/13	140	152
	Transatlantic Holdings Inc.	5.750%	12/14/15	1,050	1,102
	Travelers Cos. Inc.	5.375%	6/15/12	250	265
	Travelers Property
	Casualty Corp.	5.000%	3/15/13	865	930
	UnitedHealth Group Inc.	5.500%	11/15/12	1,073	1,152
	UnitedHealth Group Inc.	4.875%	2/15/13	983	1,044
	UnitedHealth Group Inc.	4.875%	4/1/13	755	806
	UnitedHealth Group Inc.	4.750%	2/10/14	100	108
	UnitedHealth Group Inc.	5.000%	8/15/14	110	119
	WellPoint Health Networks Inc.	6.375%	1/15/12	250	264
	WellPoint Inc.	6.800%	8/1/12	924	1,003
	WellPoint Inc.	6.000%	2/15/14	955	1,060
	WellPoint Inc.	5.000%	12/15/14	340	368
	Willis North America Inc.	5.625%	7/15/15	834	869
	XL Capital Finance Europe plc	6.500%	1/15/12	966	1,006
	XL Group plc	5.250%	9/15/14	460	478
[3,4]	ZFS Finance USA Trust IV	5.875%	5/9/32	94	92

	Real Estate Investment Trusts (0.8%)
	Arden Realty LP	5.200%	9/1/11	180	185
	Boston Properties LP	6.250%	1/15/13	53	58
	Brandywine Operating
	Partnership LP	5.750%	4/1/12	109	112
	Brandywine Operating
	Partnership LP	5.400%	11/1/14	150	154
	Developers Diversified
	Realty Corp.	5.250%	4/15/11	170	171
	Developers Diversified
	Realty Corp.	5.375%	10/15/12	299	307
4	Digital Realty Trust LP	4.500%	7/15/15	1,000	1,009
	Duke Realty LP	4.625%	5/15/13	275	285
	Duke Realty LP	6.250%	5/15/13	336	360
	HCP Inc.	6.450%	6/25/12	300	317
	Healthcare Realty Trust Inc.	5.125%	4/1/14	391	409
	Hospitality Properties Trust	7.875%	8/15/14	200	221
	Kilroy Realty LP	5.000%	11/3/15	450	447
	Kimco Realty Corp.	4.820%	8/15/11	325	332
	Liberty Property LP	6.375%	8/15/12	506	541
	Simon Property Group LP	6.750%	5/15/14	175	199
	Ventas Realty LP/
	Ventas Capital Corp.	3.125%	11/30/15	250	241
4	WCI Finance LLC/
	WEA Finance LLC	5.400%	10/1/12	900	954
4	WEA Finance LLC/
	WT Finance Aust Pty Ltd.	7.500%	6/2/14	600	679
4	WEA Finance LLC/
	WT Finance Aust Pty Ltd.	5.750%	9/2/15	225	244
					292,648
Industrial (29.5%)
	Basic Industry (2.1%)
	Air Products & Chemicals Inc.	4.150%	2/1/13	300	315
	Airgas Inc.	3.250%	10/1/15	275	271
	Alcoa Inc.	6.000%	7/15/13	1,725	1,883
4	Anglo American Capital plc	2.150%	9/27/13	625	630
	ArcelorMittal	5.375%	6/1/13	2,243	2,383
	ArcelorMittal	3.750%	8/5/15	675	680

9

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	ArcelorMittal USA Inc.	6.500%	4/15/14	100	109
	Barrick Gold Financeco LLC	6.125%	9/15/13	550	616
	BHP Billiton Finance USA Ltd.	5.125%	3/29/12	500	526
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	175	188
	BHP Billiton Finance USA Ltd.	5.500%	4/1/14	1,100	1,217
	Celulosa Arauco y
	Constitucion SA	5.125%	7/9/13	120	125
4	Chevron Phillips
	Chemical Co. LLC	7.000%	6/15/14	200	226
	Dow Chemical Co.	4.850%	8/15/12	350	369
	Dow Chemical Co.	7.600%	5/15/14	950	1,094
	Dow Chemical Co.	5.900%	2/15/15	430	476
	Dow Chemical Co.	2.500%	2/15/16	500	480
	EI du Pont de Nemours & Co.	5.000%	7/15/13	120	131
	EI du Pont de Nemours & Co.	5.875%	1/15/14	8	9
	EI du Pont de Nemours & Co.	1.950%	1/15/16	740	715
4	Incitec Pivot Ltd.	4.000%	12/7/15	260	255
	International Paper Co.	5.300%	4/1/15	250	267
	International Paper Co.	7.950%	6/15/18	175	208
4	Mosaic Co.	7.625%	12/1/16	250	270
	Potash Corp. of
	Saskatchewan Inc.	3.250%	12/1/17	300	290
	PPG Industries Inc.	5.750%	3/15/13	380	412
	PPG Industries Inc.	1.900%	1/15/16	80	76
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	3,165	3,831
	Rohm and Haas Co.	5.600%	3/15/13	470	502

	Capital Goods (4.4%)
	3M Co.	4.500%	11/1/11	500	517
	Allied Waste
	North America Inc.	7.125%	5/15/16	250	264
	Allied Waste
	North America Inc.	6.875%	6/1/17	200	220
4	BAE Systems Holdings Inc.	6.400%	12/15/11	500	523
	Boeing Capital Corp.	6.500%	2/15/12	2,000	2,124
	Boeing Capital Corp.	5.800%	1/15/13	500	545
	Boeing Co.	1.875%	11/20/12	425	433
	Boeing Co.	3.500%	2/15/15	250	262
	Case New Holland Inc.	7.750%	9/1/13	250	269
	Caterpillar Financial
	Services Corp.	5.750%	2/15/12	200	211
	Caterpillar Financial
	Services Corp.	4.250%	2/8/13	720	761
	Caterpillar Financial
	Services Corp.	4.900%	8/15/13	450	490
	Caterpillar Financial
	Services Corp.	6.200%	9/30/13	1,800	2,020
	Caterpillar Financial
	Services Corp.	6.125%	2/17/14	500	562
	Caterpillar Financial
	Services Corp.	4.750%	2/17/15	130	142
	Cooper US Inc.	5.250%	11/15/12	550	591
	CRH America Inc.	5.625%	9/30/11	2,209	2,288
	CRH America Inc.	5.300%	10/15/13	475	508
	CRH America Inc.	4.125%	1/15/16	1,000	991
	Eaton Corp.	5.750%	7/15/12	350	374
	Eaton Corp.	5.950%	3/20/14	250	279
	Emerson Electric Co.	5.625%	11/15/13	200	223
	Emerson Electric Co.	4.125%	4/15/15	230	246
	General Dynamics Corp.	1.800%	7/15/11	225	227
	General Dynamics Corp.	4.250%	5/15/13	1,500	1,606
	General Electric Co.	5.000%	2/1/13	5,200	5,559
	Harsco Corp.	2.700%	10/15/15	950	926
	Honeywell International Inc.	6.125%	11/1/11	185	194
	Honeywell International Inc.	4.250%	3/1/13	75	80
	Illinois Tool Works Inc.	5.150%	4/1/14	825	908
	Ingersoll-Rand Global
	Holding Co. Ltd.	6.000%	8/15/13	705	778
	Ingersoll-Rand Global
	Holding Co. Ltd.	9.500%	4/15/14	1,600	1,924
	John Deere Capital Corp.	5.400%	10/17/11	600	623

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	John Deere Capital Corp.	7.000%	3/15/12	2,300	2,470
	John Deere Capital Corp.	5.250%	10/1/12	2,000	2,151
	John Deere Capital Corp.	1.875%	6/17/13	150	152
	John Deere Capital Corp.	4.900%	9/9/13	750	817
	John Deere Capital Corp.	2.950%	3/9/15	1,250	1,281
	L-3 Communications Corp.	5.875%	1/15/15	520	528
	L-3 Communications Corp.	6.375%	10/15/15	50	51
	Lafarge SA	6.150%	7/15/11	50	51
	Mohawk Industries Inc.	7.200%	4/15/12	600	633
	Northrop Grumman
	Systems Corp.	7.125%	2/15/11	200	202
	Roper Industries Inc.	6.625%	8/15/13	1,000	1,113
4	Siemens
	Financieringsmaatschappij NV	5.500%	2/16/12	900	943
	Textron Financial Corp.	5.400%	4/28/13	330	346
	Tyco International Finance SA	6.000%	11/15/13	250	277
	Tyco International Finance SA	4.125%	10/15/14	150	159
	Tyco International Finance SA	8.500%	1/15/19	400	513
	United Technologies Corp.	4.875%	5/1/15	300	332

	Communication (7.1%)
	America Movil SAB de CV	5.500%	3/1/14	500	542
	American Tower Corp.	4.625%	4/1/15	125	131
	AT&T Corp.	7.300%	11/15/11	1,380	1,458
	AT&T Inc.	5.875%	2/1/12	750	790
	AT&T Inc.	4.950%	1/15/13	675	724
	AT&T Inc.	6.700%	11/15/13	1,700	1,935
	AT&T Inc.	4.850%	2/15/14	650	701
	AT&T Inc.	5.100%	9/15/14	375	410
	AT&T Inc.	2.500%	8/15/15	250	250
	AT&T Mobility LLC	6.500%	12/15/11	750	792
	British Telecommunications plc	5.150%	1/15/13	1,000	1,065
	CBS Corp.	8.200%	5/15/14	500	582
	Cellco Partnership/
	Verizon Wireless Capital LLC	3.750%	5/20/11	3,750	3,790
	Cellco Partnership/
	Verizon Wireless Capital LLC	5.250%	2/1/12	450	471
	Cellco Partnership/
	Verizon Wireless Capital LLC	7.375%	11/15/13	2,115	2,455
	Cellco Partnership/
	Verizon Wireless Capital LLC	5.550%	2/1/14	300	332
	CenturyLink Inc.	7.875%	8/15/12	750	814
	CenturyLink Inc.	5.000%	2/15/15	250	256
	Comcast Cable
	Communications
	Holdings Inc.	8.375%	3/15/13	457	520
	Comcast Corp.	5.300%	1/15/14	1,500	1,633
	Comcast Corp.	6.500%	1/15/15	250	285
	COX Communications Inc.	7.125%	10/1/12	1,614	1,768
	COX Communications Inc.	4.625%	6/1/13	100	107
	COX Communications Inc.	5.450%	12/15/14	500	550
	Deutsche Telekom
	International Finance BV	5.250%	7/22/13	450	488
	Deutsche Telekom
	International Finance BV	5.875%	8/20/13	810	894
	Deutsche Telekom
	International Finance BV	4.875%	7/8/14	100	107
	DIRECTV Holdings LLC	3.550%	3/15/15	900	913
	DIRECTV Holdings LLC/
	DIRECTV Financing Co. Inc.	6.375%	6/15/15	1,275	1,316
	Discovery Communications LLC	3.700%	6/1/15	250	259
	Embarq Corp.	6.738%	6/1/13	500	544
	Frontier Communications Corp.	7.875%	4/15/15	275	299
	Frontier Communications Corp.	8.250%	4/15/17	350	385
	McGraw-Hill Cos. Inc.	5.375%	11/15/12	290	307
4	NBC Universal Inc.	2.100%	4/1/14	1,000	998
4	NBC Universal Inc.	3.650%	4/30/15	850	871
	New Cingular Wireless
	Services Inc.	8.125%	5/1/12	1,008	1,102
	News America Inc.	5.300%	12/15/14	550	608
4	Pearson plc	7.000%	6/15/11	1,440	1,477

10

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Qwest Corp.	7.875%	9/1/11	200	208
	Qwest Corp.	8.875%	3/15/12	3,000	3,247
	Qwest Corp.	7.625%	6/15/15	250	283
	Reed Elsevier Capital Inc.	7.750%	1/15/14	200	229
	Rogers Communications Inc.	7.875%	5/1/12	250	271
	Rogers Communications Inc.	7.250%	12/15/12	1,108	1,231
	Rogers Communications Inc.	6.375%	3/1/14	250	280
	RR Donnelley & Sons Co.	4.950%	4/1/14	500	511
	Telecom Italia Capital SA	6.200%	7/18/11	300	308
	Telecom Italia Capital SA	5.250%	11/15/13	1,350	1,408
	Telecom Italia Capital SA	6.175%	6/18/14	1,000	1,065
	Telecom Italia Capital SA	4.950%	9/30/14	650	666
	Telefonica Emisiones SAU	5.984%	6/20/11	3,320	3,397
	Telefonica Emisiones SAU	5.855%	2/4/13	1,520	1,620
	Telefonica Emisiones SAU	2.582%	4/26/13	1,500	1,497
	Thomson Reuters Corp.	5.950%	7/15/13	1,250	1,387
	Thomson Reuters Corp.	5.700%	10/1/14	575	639
	Time Warner Cable Inc.	5.400%	7/2/12	600	636
	Time Warner Cable Inc.	6.200%	7/1/13	550	611
	Time Warner Cable Inc.	8.250%	2/14/14	300	350
	Time Warner Cable Inc.	7.500%	4/1/14	725	833
	Time Warner Cable Inc.	3.500%	2/1/15	300	308
	Verizon Communications Inc.	4.350%	2/15/13	1,100	1,172
	Verizon Communications Inc.	5.250%	4/15/13	2,809	3,060
	Verizon Communications Inc.	5.550%	2/15/16	500	558
	Verizon Global Funding Corp.	6.875%	6/15/12	415	451
	Verizon Global Funding Corp.	7.375%	9/1/12	950	1,051
4	Vivendi SA	5.750%	4/4/13	450	482
	Vodafone Group plc	5.500%	6/15/11	800	818
	Vodafone Group plc	4.150%	6/10/14	225	238
	WPP Finance UK	5.875%	6/15/14	250	270
	WPP Finance UK	8.000%	9/15/14	1,240	1,429

	Consumer Cyclical (2.4%)
4	American Honda Finance Corp.	2.375%	3/18/13	700	713
4	American Honda Finance Corp.	4.625%	4/2/13	450	480
4	American Honda Finance Corp.	6.700%	10/1/13	600	680
	Best Buy Co. Inc.	6.750%	7/15/13	225	247
	CVS Caremark Corp.	3.250%	5/18/15	350	356
3	CVS Caremark Corp.	6.302%	6/1/37	375	363
[3,4]	CVS Pass-Through Trust	6.117%	1/10/13	441	474
	Daimler Finance
	North America LLC	7.300%	1/15/12	1,050	1,118
	Daimler Finance
	North America LLC	6.500%	11/15/13	635	719
	Darden Restaurants Inc.	5.625%	10/15/12	250	268
	Ford Motor Credit Co. LLC	7.000%	4/15/15	90	96
	Ford Motor Credit Co. LLC	5.625%	9/15/15	100	103
4	Harley-Davidson Funding Corp.	5.250%	12/15/12	805	843
4	Harley-Davidson Funding Corp.	5.750%	12/15/14	610	640
	Historic TW Inc.	9.125%	1/15/13	840	959
4	Hyundai Capital America	3.750%	4/6/16	100	98
	Hyundai Capital Services Inc.	5.625%	1/24/12	285	293
	JC Penney Corp. Inc.	9.000%	8/1/12	510	553
	K Hovnanian Enterprises Inc.	6.250%	1/15/16	160	112
	Macy’s Retail Holdings Inc.	6.625%	4/1/11	385	389
	Macy’s Retail Holdings Inc.	5.350%	3/15/12	525	542
	MGM Resorts International	6.750%	4/1/13	100	98
4	Nissan Motor Acceptance Corp.	5.625%	3/14/11	800	806
4	Nissan Motor Acceptance Corp.	3.250%	1/30/13	630	645
	Nordstrom Inc.	6.750%	6/1/14	75	85
1	PACCAR Financial Corp.	0.716%	4/5/13	1,275	1,278
	PACCAR Financial Corp.	2.050%	6/17/13	800	811
	Staples Inc.	7.750%	4/1/11	100	102
	Staples Inc.	7.375%	10/1/12	520	570
	Staples Inc.	9.750%	1/15/14	660	797
	Target Corp.	5.875%	3/1/12	400	423
	Target Corp.	5.125%	1/15/13	220	237
	Toyota Motor Credit Corp.	1.375%	8/12/13	1,250	1,253
	Viacom Inc.	4.375%	9/15/14	240	255

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Volkswagen International
	Finance NV	1.625%	8/12/13	875	874
4	Volvo Treasury AB	5.950%	4/1/15	400	434
	Wal-Mart Stores Inc.	3.200%	5/15/14	425	444
	Wal-Mart Stores Inc.	2.875%	4/1/15	140	144
	Wal-Mart Stores Inc.	1.500%	10/25/15	1,100	1,053
	Walgreen Co.	4.875%	8/1/13	400	438
	Walt Disney Co.	5.700%	7/15/11	85	87
	Walt Disney Co.	6.375%	3/1/12	35	37
	Western Union Co.	6.500%	2/26/14	665	744
	Yum! Brands Inc.	8.875%	4/15/11	200	204

	Consumer Noncyclical (6.4%)
	Abbott Laboratories	5.600%	5/15/11	380	387
	Abbott Laboratories	5.150%	11/30/12	485	525
	Abbott Laboratories	2.700%	5/27/15	475	483
	Altria Group Inc.	8.500%	11/10/13	1,850	2,190
	AmerisourceBergen Corp.	5.625%	9/15/12	260	277
	Anheuser-Busch InBev
	Worldwide Inc.	2.500%	3/26/13	2,500	2,552
4	Anheuser-Busch InBev
	Worldwide Inc.	7.200%	1/15/14	1,400	1,602
	AstraZeneca plc	5.400%	9/15/12	350	377
	AstraZeneca plc	5.400%	6/1/14	240	267
	Avon Products Inc.	5.625%	3/1/14	750	829
	Baxter International Inc.	1.800%	3/15/13	350	355
	Biogen Idec Inc.	6.000%	3/1/13	895	966
	Boston Scientific Corp.	4.500%	1/15/15	900	917
	Bottling Group LLC	6.950%	3/15/14	250	289
	Cardinal Health Inc.	5.500%	6/15/13	100	108
	CareFusion Corp.	4.125%	8/1/12	120	125
	CareFusion Corp.	5.125%	8/1/14	360	388
4	Cargill Inc.	6.375%	6/1/12	100	107
4	Cargill Inc.	5.200%	1/22/13	525	561
	Celgene Corp.	2.450%	10/15/15	400	389
	Church & Dwight Co. Inc.	3.350%	12/15/15	240	241
	Clorox Co.	5.000%	3/1/13	75	80
4	Coca-Cola Amatil Ltd.	3.250%	11/2/14	160	165
	Coca-Cola Co.	0.750%	11/15/13	750	741
	Coca-Cola Co.	3.625%	3/15/14	500	527
	Coca-Cola Refreshments
	USA Inc.	5.000%	8/15/13	500	547
	Coca-Cola Refreshments
	USA Inc.	7.375%	3/3/14	350	407
	Coca-Cola Refreshments
	USA Inc.	4.250%	3/1/15	100	108
	Covidien International
	Finance SA	5.450%	10/15/12	150	162
	Covidien International
	Finance SA	1.875%	6/15/13	750	757
	Delhaize Group SA	5.875%	2/1/14	50	55
	Diageo Capital plc	5.200%	1/30/13	150	162
	Diageo Finance BV	5.500%	4/1/13	250	273
	Dr Pepper Snapple Group Inc.	2.350%	12/21/12	250	256
	Express Scripts Inc.	6.250%	6/15/14	495	553
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	2,850	3,087
	Hershey Co.	5.300%	9/1/11	125	129
	HJ Heinz Co.	5.350%	7/15/13	175	192
	Hormel Foods Corp.	6.625%	6/1/11	100	103
	Hospira Inc.	5.900%	6/15/14	150	165
	Kellogg Co.	5.125%	12/3/12	230	247
	Kellogg Co.	4.250%	3/6/13	350	371
	Koninklijke Philips
	Electronics NV	4.625%	3/11/13	335	357
	Kraft Foods Inc.	5.625%	11/1/11	78	81
	Kraft Foods Inc.	6.250%	6/1/12	183	196
	Kraft Foods Inc.	6.000%	2/11/13	250	273
	Kraft Foods Inc.	2.625%	5/8/13	1,500	1,541
	Kraft Foods Inc.	6.750%	2/19/14	580	660
	Kroger Co.	5.000%	4/15/13	775	833
	Kroger Co.	7.500%	1/15/14	375	432

11

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Life Technologies Corp.	4.400%	3/1/15	400	415
	McKesson Corp.	5.250%	3/1/13	250	268
	McKesson Corp.	6.500%	2/15/14	220	246
	Mead Johnson Nutrition Co.	3.500%	11/1/14	400	411
	Medco Health Solutions Inc.	6.125%	3/15/13	700	763
	Medco Health Solutions Inc.	7.250%	8/15/13	500	566
	Medtronic Inc.	4.500%	3/15/14	250	271
	Medtronic Inc.	3.000%	3/15/15	480	494
	Novartis Capital Corp.	1.900%	4/24/13	2,250	2,286
	Novartis Capital Corp.	4.125%	2/10/14	500	534
	PepsiAmericas Inc.	5.625%	5/31/11	110	112
	PepsiAmericas Inc.	4.375%	2/15/14	375	403
	PepsiCo Inc.	4.650%	2/15/13	670	720
	PepsiCo Inc.	0.875%	10/25/13	940	930
	PepsiCo Inc.	3.750%	3/1/14	608	642
	Pfizer Inc.	4.450%	3/15/12	3,280	3,426
	Pfizer Inc.	4.500%	2/15/14	100	108
	Pfizer Inc.	5.350%	3/15/15	1,125	1,265
	Philip Morris International Inc.	4.875%	5/16/13	900	974
	Philip Morris International Inc.	6.875%	3/17/14	315	362
	Procter & Gamble
	International Funding SCA	1.350%	8/26/11	500	503
	Reynolds American Inc.	7.250%	6/1/13	200	222
	Reynolds American Inc.	7.625%	6/1/16	75	87
4	Roche Holdings Inc.	5.000%	3/1/14	100	109
4	SABMiller plc	6.200%	7/1/11	1,125	1,153
4	SABMiller plc	5.500%	8/15/13	218	237
	Safeway Inc.	6.250%	3/15/14	250	277
	St. Jude Medical Inc.	2.200%	9/15/13	1,250	1,270
	St. Jude Medical Inc.	3.750%	7/15/14	500	527
	Stryker Corp.	3.000%	1/15/15	170	174
	Sysco Corp.	4.200%	2/12/13	220	234
	Teva Pharmaceutical
	Finance III LLC	1.500%	6/15/12	3,000	3,025
	Thermo Fisher Scientific Inc.	2.150%	12/28/12	450	458
	Unilever Capital Corp.	3.650%	2/15/14	600	631
	Whirlpool Corp.	5.500%	3/1/13	925	980
4	WM Wrigley Jr Co.	2.450%	6/28/12	1,340	1,349
	Wyeth	5.500%	3/15/13	1,610	1,756
	Wyeth	5.500%	2/1/14	1,375	1,524

	Energy (2.8%)
	Anadarko Petroleum Corp.	5.750%	6/15/14	800	855
	Apache Corp.	6.250%	4/15/12	325	348
	Apache Corp.	5.250%	4/15/13	100	109
	BP Capital Markets plc	5.250%	11/7/13	766	831
	BP Capital Markets plc	3.625%	5/8/14	1,660	1,710
	BP Capital Markets plc	3.875%	3/10/15	600	621
	Burlington Resources
	Finance Co.	6.500%	12/1/11	50	53
	Canadian Natural
	Resources Ltd.	6.700%	7/15/11	200	206
	Canadian Natural
	Resources Ltd.	5.150%	2/1/13	330	355
	Cenovus Energy Inc.	4.500%	9/15/14	575	617
	Chevron Corp.	3.450%	3/3/12	1,325	1,368
	ConocoPhillips	9.375%	2/15/11	350	353
	ConocoPhillips	4.750%	2/1/14	1,850	2,007
	ConocoPhillips	4.600%	1/15/15	475	517
	ConocoPhillips
	Australia Funding Co.	5.500%	4/15/13	270	295
	Devon Energy Corp.	5.625%	1/15/14	150	166
	Devon Financing Corp. ULC	6.875%	9/30/11	890	931
	Encana Corp.	4.750%	10/15/13	375	406
	EOG Resources Inc.	6.125%	10/1/13	275	308
	EOG Resources Inc.	2.950%	6/1/15	400	402
	Husky Energy Inc.	5.900%	6/15/14	426	468
	Marathon Oil Corp.	6.125%	3/15/12	570	604
	Noble Holding International Ltd.	3.450%	8/1/15	400	408
	Occidental Petroleum Corp.	2.500%	2/1/16	900	899
	Shell International Finance BV	1.875%	3/25/13	1,250	1,268

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Shell International Finance BV	4.000%	3/21/14	3,846	4,093
	Smith International Inc.	8.625%	3/15/14	500	593
4	Statoil ASA	5.125%	4/30/14	250	273
	Total Capital SA	3.125%	10/2/15	250	256
	Transocean Inc.	5.250%	3/15/13	425	447
	Transocean Inc.	4.950%	11/15/15	1,000	1,031
	Valero Energy Corp.	6.875%	4/15/12	600	639
	Valero Energy Corp.	4.750%	6/15/13	500	530
	Valero Energy Corp.	4.500%	2/1/15	375	392
	Weatherford
	International Ltd. Bermuda	5.150%	3/15/13	11	12
4	Woodside Finance Ltd.	8.125%	3/1/14	225	259

	Technology (3.2%)
	Adobe Systems Inc.	3.250%	2/1/15	375	382
	Affiliated Computer
	Services Inc.	5.200%	6/1/15	250	265
	Agilent Technologies Inc.	4.450%	9/14/12	250	261
4	Broadcom Corp.	1.500%	11/1/13	250	248
	Computer Sciences Corp.	5.500%	3/15/13	500	532
	Dell Inc.	3.375%	6/15/12	425	440
	Dell Inc.	4.700%	4/15/13	250	268
	Dell Inc.	1.400%	9/10/13	500	499
	Dell Inc.	5.625%	4/15/14	400	442
	Dun & Bradstreet Corp.	6.000%	4/1/13	600	652
	Dun & Bradstreet Corp.	2.875%	11/15/15	250	245
	Fiserv Inc.	6.125%	11/20/12	1,192	1,291
	Fiserv Inc.	3.125%	10/1/15	250	248
	Hewlett-Packard Co.	4.250%	2/24/12	1,395	1,451
	Hewlett-Packard Co.	4.500%	3/1/13	1,750	1,869
	Hewlett-Packard Co.	1.250%	9/13/13	1,000	996
	Hewlett-Packard Co.	6.125%	3/1/14	430	487
	Hewlett-Packard Co.	4.750%	6/2/14	821	894
	HP Enterprise Services LLC	6.000%	8/1/13	1,775	1,978
	IBM International Group
	Capital LLC	5.050%	10/22/12	2,275	2,446
	International Business
	Machines Corp.	4.750%	11/29/12	350	376
	International Business
	Machines Corp.	2.100%	5/6/13	2,000	2,044
	International Business
	Machines Corp.	1.000%	8/5/13	3,350	3,329
	International Business
	Machines Corp.	2.000%	1/5/16	450	439
	Intuit Inc.	5.400%	3/15/12	200	209
	Lexmark International Inc.	5.900%	6/1/13	500	533
	Microsoft Corp.	0.875%	9/27/13	300	298
	Microsoft Corp.	2.950%	6/1/14	500	521
	Motorola Inc.	8.000%	11/1/11	550	579
	Oracle Corp.	4.950%	4/15/13	487	528
	Oracle Corp.	3.750%	7/8/14	1,047	1,108
	Pitney Bowes Inc.	4.875%	8/15/14	500	526
	Pitney Bowes Inc.	5.000%	3/15/15	225	236
	Xerox Corp.	6.875%	8/15/11	1,050	1,089
	Xerox Corp.	5.650%	5/15/13	600	651
	Xerox Corp.	4.250%	2/15/15	500	522

	Transportation (1.1%)
	American Airlines Pass
	Through Trust 2001-01	6.817%	5/23/11	179	181
	American Airlines Pass
	Through Trust 2001-02	7.858%	10/1/11	360	372
	Burlington Northern
	Santa Fe LLC	5.900%	7/1/12	100	107
	Canadian National Railway Co.	6.375%	10/15/11	170	178
3	Continental Airlines 1997-4
	Class A Pass Through Trust	6.900%	1/2/18	237	252
3	Continental Airlines 2000-1
	Class A-1 Pass Through Trust	8.048%	11/1/20	183	206
3	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	4/1/21	159	163

12

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CSX Corp.	5.750%	3/15/13	400	434
	CSX Corp.	5.500%	8/1/13	474	518
	CSX Corp.	6.250%	4/1/15	132	150
3	Delta Air Lines 2001-1
	Class A-1 Pass Through Trust	6.619%	3/18/11	44	45
	Delta Air Lines 2001-1
	Class A-2 Pass Through Trust	7.111%	9/18/11	815	845
	Delta Air Lines 2002-1
	Class G-2 Pass Through Trust	6.417%	7/2/12	310	322
3	Delta Air Lines 2007-1
	Class B Pass Through Trust	8.021%	8/10/22	98	101
4	ERAC USA Finance LLC	8.000%	1/15/11	200	200
4	ERAC USA Finance LLC	5.800%	10/15/12	400	428
4	ERAC USA Finance LLC	2.750%	7/1/13	500	508
4	ERAC USA Finance LLC	5.600%	5/1/15	176	192
	Greenbrier Cos. Inc.	8.375%	5/15/15	125	127
	JB Hunt Transport Services Inc.	3.375%	9/15/15	290	286
[1,3]	JetBlue Airways 2004-1 G-1
	Pass Through Trust	0.677%	12/15/13	243	234
1	JetBlue Airways 2004-1 G-2
	Pass Through Trust	0.722%	3/15/14	625	567
1	JetBlue Airways 2004-2 G-2
	Pass Through Trust	0.736%	11/15/16	440	370
	Ryder System Inc.	6.000%	3/1/13	1,090	1,170
	Ryder System Inc.	5.850%	3/1/14	165	177
	Ryder System Inc.	3.600%	3/1/16	595	591
4	Southwest Airlines Co.	10.500%	12/15/11	625	673
3	Southwest Airlines Co.
	2007-1 Pass Through Trust	6.150%	8/1/22	66	73
	Union Pacific Corp.	5.450%	1/31/13	100	108
					263,746
Utilities (6.1%)
	Electric (5.0%)
	Alabama Power Co.	4.850%	12/15/12	160	172
	Ameren Corp.	8.875%	5/15/14	650	732
	American Water Capital Corp.	6.085%	10/15/17	330	370
	Appalachian Power Co.	5.550%	4/1/11	500	506
	Appalachian Power Co.	5.650%	8/15/12	380	406
	Appalachian Power Co.	3.400%	5/24/15	500	513
	Carolina Power & Light Co.	6.500%	7/15/12	1,110	1,201
	Carolina Power & Light Co.	5.125%	9/15/13	190	208
	Carolina Power & Light Co.	5.150%	4/1/15	100	111
	Carolina Power & Light Co.	5.250%	12/15/15	260	292
1	CMS Energy Corp.	1.239%	1/15/13	300	296
	Commonwealth Edison Co.	5.400%	12/15/11	350	366
	Commonwealth Edison Co.	6.150%	3/15/12	695	740
	Consumers Energy Co.	5.375%	4/15/13	772	837
	Dominion Resources Inc.	5.700%	9/17/12	310	335
3	Dominion Resources Inc.	6.300%	9/30/66	940	921
	DPL Inc.	6.875%	9/1/11	1,200	1,247
	DTE Energy Co.	7.625%	5/15/14	100	115
	Duke Energy Carolinas LLC	5.300%	10/1/15	100	112
	Duke Energy Corp.	3.350%	4/1/15	500	515
	Duke Energy Ohio Inc.	2.100%	6/15/13	750	765
4	EDP Finance BV	5.375%	11/2/12	1,750	1,774
4	Enel Finance International SA	5.700%	1/15/13	200	212
4	Enel Finance International SA	3.875%	10/7/14	850	866
	Entergy Arkansas Inc.	5.400%	8/1/13	1,040	1,136
	Exelon Generation Co. LLC	5.350%	1/15/14	500	543
	FirstEnergy Corp.	6.450%	11/15/11	11	11
	Florida Power Corp.	6.650%	7/15/11	100	103
	Florida Power Corp.	4.800%	3/1/13	380	408
[3,4]	FPL Energy Marcus Hook LP	7.590%	7/10/18	444	445
1	Georgia Power Co.	0.622%	3/15/13	750	750
	Georgia Power Co.	6.000%	11/1/13	200	223
	Great Plains Energy Inc.	2.750%	8/15/13	300	303
4	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	250	249
4	International Transmission Co.	4.450%	7/15/13	200	212
4	Israel Electric Corp. Ltd.	7.250%	1/15/19	50	56
4	Kentucky Utilities Co.	1.625%	11/1/15	350	336
4	LG&E and KU Energy LLC	2.125%	11/15/15	350	336

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	MidAmerican Energy Co.	5.650%	7/15/12	950	1,015
	Midamerican Energy
	Holdings Co.	3.150%	7/15/12	860	886
4	Monongahela Power Co.	7.950%	12/15/13	170	196
	National Rural Utilities
	Cooperative Finance Corp.	7.250%	3/1/12	700	752
	National Rural Utilities
	Cooperative Finance Corp.	2.625%	9/16/12	660	678
	National Rural Utilities
	Cooperative Finance Corp.	5.500%	7/1/13	1,900	2,084
	National Rural Utilities
	Cooperative Finance Corp.	1.125%	11/1/13	325	321
	National Rural Utilities
	Cooperative Finance Corp.	4.750%	3/1/14	100	108
	National Rural Utilities
	Cooperative Finance Corp.	1.900%	11/1/15	500	484
	Nevada Power Co.	8.250%	6/1/11	200	206
	Nevada Power Co.	6.500%	4/15/12	200	213
	Nevada Power Co.	5.875%	1/15/15	290	323
1	NextEra Energy
	Capital Holdings Inc.	1.182%	6/17/11	550	552
1	NextEra Energy
	Capital Holdings Inc.	0.686%	11/9/12	1,750	1,755
	NextEra Energy
	Capital Holdings Inc.	2.600%	9/1/15	900	887
3	NextEra Energy
	Capital Holdings Inc.	6.350%	10/1/66	205	203
4	Niagara Mohawk Power Corp.	3.553%	10/1/14	120	125
	Northeast Utilities	7.250%	4/1/12	345	369
	Northeast Utilities	5.650%	6/1/13	550	597
	Northern States Power Co.	8.000%	8/28/12	525	584
	Northern States Power Co.	1.950%	8/15/15	610	601
	NSTAR Electric Co.	4.875%	10/15/12	130	139
	Oncor Electric Delivery Co. LLC	5.950%	9/1/13	870	962
	Pacific Gas & Electric Co.	4.200%	3/1/11	725	729
	Pacific Gas & Electric Co.	6.250%	12/1/13	420	472
	Pacific Gas & Electric Co.	4.800%	3/1/14	350	377
	Peco Energy Co.	5.950%	11/1/11	300	313
	Peco Energy Co.	5.600%	10/15/13	200	222
	Peco Energy Co.	5.000%	10/1/14	120	131
	PG&E Corp.	5.750%	4/1/14	1,100	1,206
3	PPL Capital Funding Inc.	6.700%	3/30/67	450	441
	PPL Electric Utilities Corp.	7.125%	11/30/13	520	601
	PPL Energy Supply LLC	5.400%	8/15/14	200	215
	Progress Energy Inc.	7.100%	3/1/11	80	81
	Progress Energy Inc.	6.850%	4/15/12	800	858
	Progress Energy Inc.	6.050%	3/15/14	250	277
	PSEG Power LLC	2.500%	4/15/13	475	486
	PSEG Power LLC	5.000%	4/1/14	250	269
	Public Service Co. of Colorado	7.875%	10/1/12	200	223
	Public Service
	Electric & Gas Co.	5.125%	9/1/12	155	165
	Public Service
	Electric & Gas Co.	5.000%	8/15/14	250	274
	Public Service
	Electric & Gas Co.	2.700%	5/1/15	500	506
	Sierra Pacific Power Co.	5.450%	9/1/13	240	263
	Southern California Edison Co.	5.000%	1/15/14	100	109
	Southern California Edison Co.	5.750%	3/15/14	300	336
1	Southern Co.	0.689%	10/21/11	800	802
	Southern Co.	5.300%	1/15/12	300	313
	Southern Co.	4.150%	5/15/14	100	106
4	Trans-Allegheny
	Interstate Line Co.	4.000%	1/15/15	900	925
	Virginia Electric and Power Co.	4.750%	3/1/13	800	858
	Wisconsin Electric Power Co.	6.000%	4/1/14	150	168

	Natural Gas (1.1%)
	AGL Capital Corp.	7.125%	1/14/11	100	100
3	Enbridge Energy Partners LP	8.050%	10/1/37	105	111
	Energy Transfer Partners LP	5.650%	8/1/12	270	286

13

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Energy Transfer Partners LP	6.000%	7/1/13	440	479
	Enterprise Products
	Operating LLC	7.500%	2/1/11	600	603
	Enterprise Products
	Operating LLC	4.600%	8/1/12	500	524
	Enterprise Products
	Operating LLC	6.375%	2/1/13	200	218
	Enterprise Products
	Operating LLC	5.650%	4/1/13	575	619
	Enterprise Products
	Operating LLC	5.900%	4/15/13	880	954
	Enterprise Products
	Operating LLC	9.750%	1/31/14	650	787
3	Enterprise Products
	Operating LLC	8.375%	8/1/66	450	484
4	Gulf South Pipeline Co. LP	5.750%	8/15/12	520	551
	Kinder Morgan
	Energy Partners LP	6.750%	3/15/11	100	101
	Kinder Morgan
	Energy Partners LP	5.850%	9/15/12	400	430
	Magellan Midstream
	Partners LP	6.450%	6/1/14	100	112
4	NGPL PipeCo LLC	6.514%	12/15/12	410	441
	ONEOK Partners LP	5.900%	4/1/12	400	422
	Plains All American
	Pipeline LP/PAA Finance Corp.	4.250%	9/1/12	360	375
4	Rockies Express Pipeline LLC	6.250%	7/15/13	325	349
4	Rockies Express Pipeline LLC	3.900%	4/15/15	350	344
3	Southern Union Co.	7.200%	11/1/66	400	368
	TransCanada PipeLines Ltd.	4.000%	6/15/13	100	106
	TransCanada PipeLines Ltd.	3.400%	6/1/15	500	517
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	175	173
	Williams Partners LP	3.800%	2/15/15	600	620
					54,563
Total Corporate Bonds (Cost $599,500)					610,957
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
4	Abu Dhabi Government
	International Bond	5.500%	4/8/14	80	87
4	AK Transneft OJSC Via
	TransCapitalInvest Ltd.	5.670%	3/5/14	175	185
	Brazilian Government
	International Bond	7.875%	3/7/15	500	596
	Corp Andina de Fomento	3.750%	1/15/16	100	98
	Eksportfinans ASA	2.000%	9/15/15	50	49
	European Bank for
	Reconstruction &
	Development	1.625%	9/3/15	50	49
	European Investment Bank	4.250%	7/15/13	250	270
	European Investment Bank	2.875%	1/15/15	500	519
	European Investment Bank	2.750%	3/23/15	250	258
	Export-Import Bank of Korea	5.500%	10/17/12	400	426
4	Gazprom Via Gaz Capital SA	6.212%	11/22/16	50	53
[4,9]	Hana Bank	6.500%	4/9/12	120	126
	Hungary Government
	International Bond	4.750%	2/3/15	150	147
4	Industrial Bank of Korea	7.125%	4/23/14	150	168
[10]	Japan Finance Corp.	1.875%	9/24/15	100	98
	Korea Development Bank	5.300%	1/17/13	450	474
	Kreditanstalt fuer
	Wiederaufbau	3.250%	3/15/13	250	262
[11]	Kreditanstalt fuer
	Wiederaufbau	2.750%	10/21/14	750	776
4	MDC-GMTN B.V.	5.750%	5/6/14	300	324
	Mexico Government
	International Bond	5.875%	2/17/14	200	221
	Mexico Government
	International Bond	6.625%	3/3/15	200	229
	Nordic Investment Bank	2.500%	7/15/15	1,000	1,016
	Panama Government
	International Bond	7.250%	3/15/15	100	116

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Peruvian Government
	International Bond	9.125%	2/21/12	100	109
	Petrobras International
	Finance Co. - Pifco	9.125%	7/2/13	125	144
	Petroleos Mexicanos	4.875%	3/15/15	200	211
[3,4]	Petroleum Co. of
	Trinidad & Tobago Ltd.	6.000%	5/8/22	144	143
4	Petronas Capital Ltd.	7.000%	5/22/12	100	108
[3,4]	PF Export Receivables
	Master Trust	3.748%	6/1/13	96	95
[3,4]	PF Export Receivables
	Master Trust	6.436%	6/1/15	207	218
	Poland Government
	International Bond	3.875%	7/16/15	200	203
	Province of Ontario Canada	3.500%	7/15/13	250	264
	Province of Ontario Canada	2.950%	2/5/15	250	258
	Province of Ontario Canada	1.875%	9/15/15	25	24
4	Qatar Government
	International Bond	5.150%	4/9/14	100	108
4	Qatar Government
	International Bond	4.000%	1/20/15	200	208
[3,4]	Qatar Petroleum	5.579%	5/30/11	56	56
[4,12] Qatari Diar Finance QSC		3.500%	7/21/15	125	125
4	Qtel International Finance Ltd.	3.375%	10/14/16	75	72
[3,4]	Ras Laffan Liquefied
	Natural Gas Co. Ltd. II	5.298%	9/30/20	192	202
4	Ras Laffan Liquefied
	Natural Gas Co. Ltd. III	5.500%	9/30/14	175	189
	Republic of Italy	2.125%	10/5/12	350	350
	Republic of Italy	2.125%	9/16/13	50	49
	Republic of Italy	3.125%	1/26/15	100	98
	Republic of Korea	4.250%	6/1/13	125	131
	South Africa Government
	International Bond	6.500%	6/2/14	100	112
4	TDIC Finance Ltd.	6.500%	7/2/14	125	137
Total Sovereign Bonds (Cost $9,992)					10,161
Taxable Municipal Bonds (0.4%)
	Florida Hurricane Catastrophe
	Fund Finance Corp. Revenue	1.040%	10/15/12	1,090	1,066
	Illinois GO	2.766%	1/1/12	1,000	1,006
	Loudoun County VA Industrial
	Development Authority
	Revenue (Howard Hughes
	Medical Institute)	3.450%	9/1/14	150	158
	Louisiana Local Government
	Environmental Facility &
	Community Development
	Authority Revenue	3.220%	2/1/21	750	735
	Louisiana Local Government
	Environmental Facility &
	Community Development
	Authority Revenue	3.450%	2/1/22	350	342
	New York City NY Industrial
	Development Agency Special
	Facility Revenue (American
	Airlines Inc. John F. Kennedy
	International Airport Project)	7.500%	8/1/16	75	77
	North Carolina Capital Facilities
	Finance Agency Revenue
	(Duke University Project)	4.200%	4/1/14	180	194
	San Diego County CA Water
	Authority Revenue	6.138%	5/1/49	250	254
Total Taxable Municipal Bonds (Cost $3,876)					3,832
Tax-Exempt Municipal Bonds (0.1%)
	California Housing Finance
	Agency Home Mortgage
	Revenue VRDO (Cost $500)	0.300%	2/1/37 LOC	500	500

14

Vanguard Short-Term Investment-Grade Portfolio

			Market
			Value•
	Coupon	Shares	($000)
Convertible Preferred Stock (0.0%)
5 Lehman Brothers
Holdings Inc. Pfd.
(Cost $700)	7.250%	700	1
Preferred Stocks (0.3%)
Aspen Insurance
Holdings Ltd. Pfd.	7.401%	5,950	144
Federal National
Mortgage Assn. Pfd.	5.948%	21,600	9
Goldman Sachs
Group Inc. Pfd.	6.050%	6,160	133
Southern California
Edison Co. Pfd.	5.349%	18,912	1,912
Total Preferred Stocks (Cost $2,703)			2,198
Temporary Cash Investment (5.0%)
Money Market Fund (5.0%)
[13] Vanguard Market
Liquidity Fund
(Cost $45,109)	0.211%	45,109,102	45,109
Total Investments (99.1%) (Cost $874,730)			886,776
Other Assets and Liabilities (0.9%)
Other Assets			11,443
Liabilities			(3,095)
			8,348
Net Assets (100%)
Applicable to 81,624,509 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			895,124
Net Asset Value Per Share			$10.97

At December 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	844,696
Undistributed Net Investment Income	28,811
Accumulated Net Realized Gains	7,013
Unrealized Appreciation (Depreciation)
Investment Securities	12,046
Futures Contracts	977
Swap Contracts	1,581
Net Assets	895,124

• See Note A in Notes to Financial Statements.
1 Adjustable-rate security.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, he aggregate value of these securities was $141,517,000, representing 15.8% of net assets.
5 Non-income-producing security—security in default.
6 Non-income-producing security—issuer has suspended all payments until February 1, 2012.
7 Non-income producing security—issuer has suspended all payments until May 1, 2012.
8 Securities with a value of $855,000 have been segregated as initial margin for open futures contracts.
9 Guaranteed by the Republic of Korea.
10 Guaranteed by the Government of Japan.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the State of Qatar.
13 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Dividends	122
Interest[1]	29,751
Total Income	29,873
Expenses
The Vanguard Group—Note B
Investment Advisory Services	112
Management and Administrative	1,405
Marketing and Distribution	206
Custodian Fees	40
Auditing Fees	42
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	1,827
Net Investment Income	28,046
Realized Net Gain (Loss)
Investment Securities Sold	9,990
Futures Contracts	(2,455)
Swap Contracts	3,051
Realized Net Gain (Loss)	10,586
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	4,726
Futures Contracts	1,309
Swap Contracts	1,359
Change in Unrealized
Appreciation (Depreciation)	7,394
Net Increase (Decrease) in Net Assets
Resulting from Operations	46,026

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,046	24,547
Realized Net Gain (Loss)	10,586	2,938
Change in Unrealized Appreciation (Depreciation)	7,394	49,063
Net Increase (Decrease) in Net Assets Resulting from Operations	46,026	76,548
Distributions
Net Investment Income	(26,042)	(23,350)
Realized Capital Gain	—	(2,832)
Total Distributions	(26,042)	(26,182)
Capital Share Transactions
Issued	195,064	409,083
Issued in Lieu of Cash Distributions	26,042	26,182
Redeemed	(195,003)	(90,722)
Net Increase (Decrease) from Capital Share Transactions	26,103	344,543
Total Increase (Decrease)	46,087	394,909
Net Assets
Beginning of Period	849,037	454,128
End of Period[2]	895,124	849,037

1 Interest income from an affiliated company of the portfolio was $97,000.
2 Net Assets—End of Period includes undistributed net investment income of $28,811,000 and $24,620,000.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.74	$9.95	$10.77	$10.63	$10.52
Investment Operations
Net Investment Income	.335	.404[1]	.480	.520[1]	.470
Net Realized and Unrealized Gain (Loss)
on Investments	.215	.913	(.830)	.090	.030
Total from Investment Operations	.550	1.317	(.350)	.610	.500
Distributions
Dividends from Net Investment Income	(.320)	(.470)	(.470)	(.470)	(.390)
Distributions from Realized Capital Gains	—	(.057)	—	—	—
Total Distributions	(.320)	(.527)	(.470)	(.470)	(.390)
Net Asset Value, End of Period	$10.97	$10.74	$9.95	$10.77	$10.63

Total Return	5.22%	13.86%	–3.45%	5.93%	4.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$895	$849	$454	$464	$401
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.07%	3.92%	4.62%	4.92%	4.55%
Portfolio Turnover Rate	59%	59%	50%	59%	48%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

17

Vanguard Short-Term Investment-Grade Portfolio

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific bond issuer. The portfolio has sold credit protection through credit default swaps to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed upon valuation procedure.

The portfolio has also entered into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on the CMBS index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio

18

Vanguard Short-Term Investment-Grade Portfolio

is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $162,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	20,707	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	193,311	—
Corporate Bonds	—	610,944	13
Sovereign Bonds	—	10,161	—
Taxable Municipal Bonds	—	3,832	—
Tax-Exempt Municipal Bonds	—	500	—
Convertible Preferred Stocks	1	—	—
Preferred Stocks	2,198	—	—
Temporary Cash Investments	45,109	—	—
Futures Contracts—Assets[1]	137	—	—
Futures Contracts—Liabilities[1]	(222)	—	—
Swap Contracts—Assets	—	2,349	—
Swap Contracts—Liabilities	—	(768)	—
Total	47,223	841,036	13
1 Represents variation margin on the last day of the reporting period.

19

Vanguard Short-Term Investment-Grade Portfolio

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2010:

Investments in
Corporate Bonds
Amount valued based on Level 3 Inputs	($000)
Balance as of December 31, 2009	—
Transfers into Level 3	13
Balance as of December 31, 2010	13

D. At December 31, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	2,418	68	2,486
Liabilities	(744)	(246)	(990)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2010, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(2,455)	—	(2,455)
Swap Contracts	2,824	227	3,051
Realized Net Gain (Loss) on Derivatives	369	227	596

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,309	—	1,309
Swap Contracts	1,309	50	1,359
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,618	50	2,668

At December 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2011	594	130,030	(217)
5-Year U.S. Treasury Note	March 2011	(498)	(58,624)	1,090
10-Year U.S. Treasury Note	March 2011	(140)	(16,861)	98
Ultra Long U.S. Treasury Bond	March 2011	5	635	(14)
30-Year U.S. Treasury Bond	March 2011	(4)	(489)	20

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2010, the portfolio had the following open swap contracts:

Credit Default Swaps
				Up-front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/
Moody’s Rating
Banco Bilbao Vizcaya
Argentaria SA/Aa2	9/20/15	BARC	700	27	1.000	(19)
Bank of America Corporation/A2	3/20/15	DBAG	280	5	1.000	(1)
Bank of America Corporation/A2	9/20/15	RBS	100	3	1.000	—
Bank of America Corporation/A2	12/20/15	DBAG	410	20	1.000	7
Burlington Northern/A3	6/20/12	DBAG	400	—	0.400	2
Johnson & Johnson/Aaa	9/20/12	GSCM	410	—	0.070	—
Johnson & Johnson/Aaa	9/20/12	UBSAG	160	—	0.080	—
Metlife Inc./A3	3/20/15	DBAG	300	15	1.000	12

Credit Protection Purchased
AT&T Inc.	6/20/13	GSCM	300	—	(1.040)	(5)
Bank of America Corporation	12/20/13	DBAG	630	(13)	(1.000)	(7)
Bank of America Corporation	12/20/14	DBAG	340	(3)	(1.000)	4
Bank of America Corporation	12/20/14	BARC	340	(3)	(1.000)	4
Bank of America Corporation	12/20/14	BARC	300	(2)	(1.000)	4
Bank of America Corporation	12/20/15	DBAG	500	(23)	(1.000)	(5)
Bank of America Corporation	12/20/15	DBAG	500	(23)	(1.000)	(6)
CDX.NA.IG.15.V1	12/20/15	BARC	1,900	2	(1.000)	(11)
Citigroup Inc.	6/20/14	BOANA	1,120	(34)	(5.000)	(177)
Danske Bank A/S	12/20/15	BOANA	145	(1)	(1.000)	—
Danske Bank A/S	12/20/15	BARC	145	(1)	(1.000)	—
Intesa San Paolo Spa	6/20/15	DBAG	500	(8)	(1.000)	2
Intesa San Paolo Spa	6/20/15	BOANA	500	(8)	(1.000)	2
Intesa San Paolo Spa	6/20/15	BOANA	500	(7)	(1.000)	(1)
Morgan Stanley	9/20/15	BARC	200	(10)	(1.000)	(5)
Wells Fargo	3/20/15	GSCM	280	(2)	(1.000)	(2)
						(202)

1 BARC—Barclays Bank PLC.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
RBS—Royal Bank of Scotland Group.
UBSAG—UBS AG.

21

Vanguard Short-Term Investment-Grade Portfolio

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
1/18/11	BOANA	170	0.740	(0.260)[2]	—
3/15/11	BARC	230	0.550	(0.300)[3]	—
4/12/11	GSCM	977	0.330	(0.290)[3]	—
4/15/11	BOANA	600	1.050	(0.260)[2]	1
5/16/11	BOANA	100	0.940	(0.260)[2]	—
7/15/11	GSCM	80	1.090	(0.260)[2]	—
7/15/11	BOANA	275	1.090	(0.260)[2]	1
8/15/11	GSCM	100	1.090	(0.260)[2]	—
8/15/11	BOANA	350	0.830	(0.260)[2]	1
8/15/11	WFC	400	0.740	(0.260)[2]	1
9/15/11	BOANA	700	0.840	(0.260)[2]	2
10/6/11	WFC	1,178	1.720	(0.270)[2]	12
10/6/11	BARC	1,808	1.720	(0.270)[2]	19
10/15/11	WFC	125	1.510	(0.260)[2]	1
10/15/11	WFC	200	0.930	(0.290)[3]	1
10/21/11	WFC	800	1.340	(0.290)[3]	6
11/15/11	WFC	350	0.610	(0.260)[2]	1
12/6/11	WFC	1,243	2.020	(0.300)[3]	18
1/15/12	WFC	250	1.380	(0.260)[2]	3
1/15/12	WFC	300	1.230	(0.260)[2]	3
1/15/12	WFC	115	1.150	(0.260)[2]	1
1/15/12	WFC	110	1.080	(0.260)[2]	1
1/15/12	WFC	10	1.050	(0.260)[2]	—
1/15/12	WFC	300	1.060	(0.260)[2]	2
2/6/12	WFC	1,500	1.490	(0.270)[2]	18
2/15/12	GSCM	65	0.690	(0.260)[2]	—
2/23/12	GSCM	3,800	1.210	(0.280)[3]	32
3/1/12	WFC	400	0.530	(0.300)[3]	—
3/6/12	GSCM	1,350	1.500	(0.270)[2]	17
4/15/12	GSCM	230	1.540	(0.260)[2]	3
4/15/12	WFC	300	1.540	(0.260)[2]	4
5/15/12	GSCM	1,300	1.900	(0.260)[2]	25
5/15/12	BOANA	50	1.350	(0.260)[2]	1
5/15/12	WFC	720	1.260	(0.260)[2]	8
5/15/12	WFC	900	1.140	(0.260)[2]	8
6/15/12	BARC	80	1.680	(0.260)[2]	1
6/15/12	BARC	400	1.610	(0.260)[2]	6
6/15/12	WFC	1,300	1.570	(0.260)[2]	20
6/15/12	WFC	2,000	1.450	(0.260)[2]	27
6/15/12	JPMC	70	1.350	(0.260)[2]	1
7/15/12	BARC	900	1.680	(0.260)[2]	16
7/15/12	WFC	90	1.450	(0.260)[2]	1
7/15/12	WFC	80	1.590	(0.260)[2]	1
7/15/12	WFC	220	1.450	(0.260)[2]	3
7/15/12	JPMC	655	1.370	(0.260)[2]	8
7/27/12	GSCM	930	0.590	(0.290)[3]	—
8/15/12	WFC	2,050	1.850	(0.260)[2]	42
8/15/12	JPMC	250	1.440	(0.260)[2]	4

22

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
9/6/12	GSCM	120	2.070	(0.270)[2]	3
9/6/12	BOANA	1,470	2.070	(0.270)[2]	36
9/15/12	GSCM	1,700	1.860	(0.260)[2]	36
10/15/12	BOANA	600	1.750	(0.260)[2]	12
10/20/12	BARC	500	1.760	(0.260)[2]	10
10/20/12	BARC	1,100	2.040	(0.260)[2]	27
10/22/12	BOANA	300	2.450	(0.260)[2]	10
11/9/12	WFC	1,750	1.860	(0.290)[3]	36
11/15/12	BARC	300	1.950	(0.260)[2]	7
11/15/12	WFC	250	1.810	(0.260)[2]	5
11/15/12	WFC	40	1.560	(0.260)[2]	1
11/15/12	WFC	300	0.930	(0.260)[2]	1
12/6/12	BARC	400	2.330	(0.300)[3]	12
12/6/12	BARC	200	1.930	(0.300)[3]	4
12/15/12	BOANA	490	2.210	(0.300)[3]	14
12/15/12	WFC	1,100	1.820	(0.260)[2]	24
12/15/12	WFC	440	1.760	(0.260)[2]	9
12/15/12	WFC	2,280	1.720	(0.260)[2]	44
12/15/12	GSCM	2,250	1.600	(0.300)[3]	36
12/17/12	BOANA	2,000	2.030	(0.260)[2]	51
12/17/12	WFC	400	2.260	(0.300)[3]	12
12/17/12	WFC	500	1.990	(0.300)[3]	12
1/15/13	WFC	3,000	1.720	(0.260)[2]	59
1/15/13	WFC	2,800	1.770	(0.290)[3]	54
1/15/13	JPMC	300	1.630	(0.290)[3]	5
1/15/13	WFC	80	1.000	(0.260)[2]	—
1/25/13	WFC	275	0.820	(0.290)[3]	—
2/15/13	WFC	700	1.710	(0.260)[2]	14
2/15/13	WFC	45	1.890	(0.260)[2]	1
2/15/13	WFC	620	1.730	(0.260)[2]	12
2/15/13	WFC	16	0.800	(0.260)[2]	—
2/20/13	WFC	580	1.930	(0.260)[2]	14
2/20/13	WFC	340	0.800	(0.260)[2]	—
3/15/13	WFC	55	2.100	(0.260)[2]	2
3/15/13	WFC	200	2.170	(0.260)[2]	6
3/15/13	BARC	250	2.380	(0.260)[2]	9
3/15/13	WFC	100	1.850	(0.260)[2]	2
3/15/13	JPMC	2,300	1.740	(0.260)[2]	47
3/15/13	WFC	750	1.710	(0.300)[3]	14
3/15/13	JPMC	675	1.720	(0.260)[2]	13
4/5/13	GSCM	1,275	1.770	(0.270)[2]	26
4/15/13	WFC	1,800	1.100	(0.260)[2]	10
6/15/13	GSCM	225	2.350	(0.260)[2]	8
7/15/13	BARC	100	2.530	(0.260)[2]	4
7/15/13	BOANA	1,400	2.190	(0.260)[2]	43
7/15/13	WFC	250	1.190	(0.260)[2]	1
9/15/13	WFC	300	2.330	(0.300)[3]	10
9/15/13	WFC	700	1.950	(0.260)[2]	17
9/15/13	GSCM	680	1.250	(0.260)[2]	4

23

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
9/15/13	WFC	160	0.700	(0.260)[2]	(2)
9/16/13	GSCM	400	2.290	(0.300)[3]	12
10/15/13	WFC	230	1.020	(0.260)[2]	—
11/15/13	WFC	90	2.040	(0.260)[2]	2
11/15/13	WFC	1,200	2.040	(0.260)[2]	31
11/15/13	BARC	500	2.240	(0.260)[2]	16
11/15/13	WFC	700	2.090	(0.260)[2]	19
11/17/13	JPMC	175	2.170	(0.260)[2]	5
12/1/13	GSCM	1,020	2.580	(0.300)[3]	40
12/1/13	WFC	2,828	2.580	(0.300)[3]	109
12/1/13	GSCM	2,923	2.580	(0.300)[3]	113
1/15/14	WFC	350	0.870	(0.290)[3]	(4)
3/6/14	GSCM	3,074	2.450	(0.270)[2]	111
3/15/14	WFC	400	2.660	(0.260)[2]	17
3/15/14	WFC	200	2.210	(0.260)[2]	6
4/1/14	WFC	315	1.200	(0.290)[3]	(2)
4/15/14	WFC	700	2.210	(0.260)[2]	19
4/15/14	WFC	500	0.680	(0.270)[3]	(12)
5/15/14	GSCM	75	2.300	(0.260)[2]	2
5/15/14	GSCM	150	1.530	(0.260)[2]	1
5/16/14	WFC	650	1.080	(0.380)[3]	(8)
6/15/14	WFC	300	2.340	(0.260)[2]	9
6/15/14	WFC	5	2.580	(0.260)[2]	—
6/15/14	GSCM	1,800	1.570	(0.260)[2]	9
7/15/14	WFC	1,200	2.310	(0.260)[2]	35
8/15/14	WFC	2,100	2.680	(0.260)[2]	87
10/15/14	WFC	390	1.130	(0.260)[2]	(7)
2/15/15	BOANA	190	1.800	(0.260)[2]	1
2/15/15	WFC	270	1.630	(0.260)[2]	(1)
2/17/15	GSCM	3,800	2.560	(0.280)[3]	112
3/24/15	GSCM	100	2.910	(0.260)[2]	5
8/15/15	GSCM	3,390	1.590	(0.260)[2]	(53)
9/15/15	UBSAG	4,200	1.630	(0.260)[2]	(72)
10/21/15	WFC	2,500	1.490	(0.280)[3]	(72)
6/1/16	WFC	350	2.910	(0.300)[3]	10
8/15/16	BOANA	140	3.230	(0.260)[2]	6
8/15/16	BARC	320	1.920	(0.260)[2]	(7)
8/15/16	GSCM	40	1.900	(0.260)[2]	(1)
10/25/16	WFC	1,500	1.710	(0.290)[3]	(60)
12/15/16	WFC	500	3.370	(0.300)[3]	23
12/15/16	JPMC	425	3.260	(0.290)[3]	17
12/15/16	WFC	250	3.260	(0.290)[3]	10
12/15/16	JPMC	285	2.510	(0.290)[3]	—
12/15/16	GSCM	1,000	2.390	(0.290)[3]	(8)
1/15/17	BARC	60	2.970	(0.260)[2]	2
1/15/17	GSCM	150	2.010	(0.260)[2]	(4)
1/15/17	BOANA	400	1.950	(0.260)[2]	(12)
2/15/17	WFC	1,700	3.370	(0.260)[2]	83
2/15/17	GSCM	1,770	3.430	(0.260)[2]	92

24

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
2/15/17	BARC	80	3.180	(0.260)[2]	3
2/15/17	WFC	90	2.410	(0.260)[2]	(1)
2/15/17	WFC	700	2.410	(0.260)[2]	(3)
2/15/17	BARC	110	2.290	(0.260)[2]	(2)
2/15/17	BOANA	3,200	1.880	(0.260)[2]	(120)
6/15/17	GSCM	260	3.490	(0.260)[2]	14
6/15/17	BARC	130	3.470	(0.260)[2]	7
6/15/17	GSCM	300	3.400	(0.260)[2]	14
6/15/17	BOANA	100	3.310	(0.260)[2]	4
9/15/17	GSCM	1,500	3.520	(0.260)[2]	78
9/15/17	BARC	1,300	3.360	(0.260)[2]	54
9/15/17	GSCM	1,320	2.530	(0.260)[2]	(13)
9/15/17	WFC	150	2.350	(0.260)[2]	(3)
4/25/19	WFC	1,200	2.050	(0.280)[3]	(4)
4/25/20	JPMC	2,200	3.020	(0.290)[3]	(51)
11/25/22	WFC	1,200	2.480	(0.290)[3]	6
					1,759

1 BARC—Barclays Bank PLC.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
WFC—Wachovia Bank N.A.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Total Return Swaps
			Floating
			Interest Rate	Unrealized
		Notional	Received	Appreciation
		Amount	(Paid)	(Depreciation)
Reference Entity/Termination Date	Counterparty[1]	($000)	(%)[2]	($000)
Commercial Mortgage-Backed Securities Index
2/1/11	BARC	950	(0.260)	22
3/1/11	BARC	700	(0.260)	9
4/1/11	BARC	650	(0.260)	(1)
5/1/11	BARC	625	(0.260)	(6)
				24

1 BARC—Barclays Bank PLC.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At December 31, 2010, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the portfolio in connection with open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

25

Vanguard Short-Term Investment-Grade Portfolio

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $2,187,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The portfolio had realized losses totaling $527,000 through December 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

The portfolio used a capital loss carryforward of $909,000 to offset taxable capital gains realized during the year ended December 31, 2010, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2010, the portfolio had $32,496,000 of ordinary income and $5,972,000 of long-term capital gains available for distribution.

At December 31, 2010, the cost of investment securities for tax purposes was $875,262,000. Net unrealized appreciation of investment securities for tax purposes was $11,514,000, consisting of unrealized gains of $21,601,000 on securities that had risen in value since their purchase and $10,087,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2010, the portfolio purchased $425,080,000 of investment securities and sold $403,414,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $22,879,000 and $46,148,000, respectively.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	18,022	39,517
Issued in Lieu of Cash Distributions	2,452	2,724
Redeemed	(17,913)	(8,822)
Net Increase (Decrease) in Shares Outstanding	2,561	33,419

H. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Vanguard Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Short-Term Investment-Grade Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Investment-Grade Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 14, 2011

27

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,020.47	$1.02
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.20	1.02

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Vanguard® Small Company Growth Portfolio

Small was beautiful again in 2010. Amid rising investor confidence, small-capitalization stocks outperformed their large-cap counterparts by a wide margin, and growth-oriented small-cap stocks were stronger still.

The Small Company Growth Portfolio returned 31.79%, its second-best calendar-year result since 2003. The advisors’ stock selections helped the portfolio outperform its comparative standards—in part because the smallest of the small-cap stocks performed very well.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Exceptional strength from some unexpected sources
Information technology, the portfolio’s largest sector at about one-quarter of total asset value, was the most significant contributor, adding more than 9 percentage points to the portfolio’s total return. Holdings in companies that make computers and peripheral equipment more than doubled in value, thanks in part to mergers and acquisitions. And even the “weakest” category of tech firms in the portfolio, semiconductors, returned almost 20%.

Unlike IT, the consumer staples sector isn’t generally associated with growth. But the portfolio’s consumer staples holdings returned about 50%—ranking at the top of the sector returns chart along with materials, another small sector. An operator of membership warehouse clubs and a brewer were two of the standout performers.

Health care was another perhaps surprising source of strength, especially as many health care companies were market laggards amid uncertainty about potential challenges to the health-care reform legislation passed in March. The portfolio’s second-largest sector added more than 7 percentage points to total return, invigorated by the performance of its biotech holdings. Biologic drugs were granted an exclusivity period as part of the health care bill.

The portfolio outperformed the Russell 2500 Growth Index in six out of ten sectors.

Complementary talents can help smooth bumpy rides
Stock market results for the ten years ended December 31 could be described as lackluster at best. The average annual return of the broad U.S. stock market for the period was less than 3%. Small-company stocks bested the broad market, and your portfolio’s margin of outperformance was even greater.

But keep in mind that small-company stocks are often highly sensitive to economic cycles. They were hit hard during the recession in 2008, and they rebounded dramatically in 2009 and 2010. In fact, at year-end, the price/earnings ratio of small-cap stocks was significantly higher than that of large-caps—to an extent not seen since 1983, which was followed by several years that were favorable to large-caps. Although we can’t predict what this means for small-cap performance going forward, we encourage investors to balance their small-company holdings with other stocks and bonds.

Another way to try to manage some of the volatility inherent in smaller companies is to employ a team of experienced, independent advisors—the approach used for your portfolio. The two advisors follow distinct, yet complementary, investment approaches that can further enhance diversification.

Total Returns
		Ten Years Ended
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard Small Company Growth Portfolio	31.79%	5.83%
Russell 2500 Growth Index	28.86	4.19
Variable Insurance Small-Cap Growth Funds Average[1]	28.33	2.16

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios2
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.40%	1.09%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the Small Company Growth Portfolio’s expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 31.79% for the 12 months ended December 31, 2010, outperforming its comparative standards. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2010 and of the effect of this environment on the portfolio’s positioning. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on January 12, 2011.

Granahan Investment Management, Inc.

Portfolio Managers:
John J. Granahan, CFA, Founder and President

Gary C. Hatton, CFA, Executive Vice President

Jane M. White, Executive Vice President

Robert F. Granahan, CFA, Vice President

The investment environment
Small growth companies in the United States turned in a strong performance in 2010, both absolutely and relative to many other equity sectors. Practically all of the year’s gains occurred in the second half, as domestic corporate earnings growth continued and the Federal Reserve embarked on another round of quantitative easing. The year ended on a healthy note as continuing improvement in corporate liquidity began to translate into some increased corporate spending plans.

The consumer still remains challenged by generally weak employment conditions and continuing housing pressures.

Our successes
In this strong stock environment, we outperformed the benchmark in five of the nine industry sectors that together represented almost three-quarters of our total portfolio assets during the year. Leading the way were health care, producer durables, and technology—all sectors in which we held overweight positions relative to the benchmark.

In addition to the improved fundamentals in the companies we own, these three sectors also benefited from several of our holdings being acquired at premiums during the year. For example, Ladish, a maker of jet engine and other metal components that was acquired by Allegheny Technology, was our best contributor to performance. The portfolio also benefited when ZymoGenetics was acquired by Bristol Myers Squibb and Netezza was acquired by IBM.

In general, however, strong sales and earnings growth propelled our big winners. These included Acme Packet, Verifone, and Riverbed in technology and Modine Manufacturing and Kennametal in producer durables, to name a few.

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	67	508	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects
			have the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one of
			three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Vanguard Quantitative	28	211	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Cash Investments	5	40	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Small Company Growth Portfolio

Rounding out our sectors, consumer staples added to return thanks to Boston Beer, Ruddick, and NBTY, as did materials, with significant contributions from Fronteer Gold and Quaker Chemical.

Our shortfalls
The consumer discretionary sector was our worst relative performer because of poor selection and underweighting. Individual holdings that penalized our return included TiVo, which is working its way through patent litigation against Dish Network; Shanda Interactive Entertainment, which saw a reversal from previous earnings growth; and ITT Educational Services, which suffered from indications that the government might lower funding for postsecondary schools. Other negative sectors for us included energy, where EnerNOC’s service pricing became an issue; financials, where Euronet struggled despite a late rebound; and utilities, where Clearwire’s debt financing weighed on the stock.

Vanguard Quantitative Equity Group

James P. Stetler, Principal

The investment environment
Equity market returns fluctuated wildly throughout the year. For the first half, the broad U.S. stock market returned about –6%, driven by concerns over the European debt crisis, Chinese economic growth, and various uncertainties here in the United States. Then, beginning in September, the U.S. market kicked into gear as economic, corporate, and political news motivated buyers to bid up prices, producing a total return of more than 17% for the year.

Small-cap growth stocks, the focus of your investment in the Small Company Growth Portfolio, returned almost 29% for the period as measured by the Russell 2500 Growth Index, led by consumer discretionary, technology, and energy companies. Utility and telecommunications returns were the laggards for the fiscal period.

Our successes and shortfalls
Within our portion of the portfolio, our company evaluation process added value during this period as our valuation, management decisions, growth, and quality indicators accurately identified the outperformers from the underperformers. However, our momentum model detracted from our overall results.

At the stock level, our models’ selection results were strongest in the materials and consumer discretionary sectors. In materials, Ferro and Walter Industries were two of our top contributors. In consumer discretionary, TRW Automotive and Valassis Communications added most to our relative results. On the other hand, our selections in the energy and industrial sectors held back our overall return. Most of our relative underperformance in these groups came from underweight positions in stocks that performed very well, such as Concho Resources and Bucyrus International. Camac Energy and Sykes Enterprises were selections that did not perform as we expected.

Outlook
Although signs of a stable economic recovery are beginning to show, market uncertainty and volatility may be with us for the near term. As always, we remain committed to a portfolio of companies with lower relative price/earnings and price/cash flow ratios, growth rates near the market’s, a higher return on equity, quality balance sheets, and positive market sentiment. We believe this “growth at a reasonable price” approach to building a portfolio, combined with a disciplined risk control framework, offers an attractive profile that the market will reward in the long term.

We thank you for your investment and trust, and we look forward to reporting to you on our performance for 2011.

3

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of December 31, 2010

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	487	1,563	3,893
Median Market Cap	$1.2B	$2.5B	$29.6B
Price/Earnings Ratio	26.8x	28.3x	18.3x
Price/Book Ratio	2.6x	3.6x	2.2x
Yield[3]	0.0%	0.6%	1.7%
Return on Equity	9.7%	14.4%	18.8%
Earnings Growth Rate	9.0%	8.4%	6.2%
Foreign Holdings	4.1%	0.0%	0.0%
Turnover Rate	62%	—	—
Expense Ratio[4]	0.40%	—	—
Short-Term Reserves	2.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.93
Beta	0.95	1.12

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	15.9%	19.2%	11.9%
Consumer Staples	3.5	2.8	9.5
Energy	4.0	5.4	10.6
Financials	6.4	6.8	16.6
Health Care	22.3	15.8	10.7
Industrials	15.3	18.0	11.4
Information
Technology	25.3	23.6	18.9
Materials	6.0	6.4	4.5
Telecommunication
Services	0.9	1.7	2.7
Utilities	0.4	0.3	3.2

Ten Largest Holdings[5] (% of total net assets)

Kennametal Inc.	Industrial Machinery	1.1%
Safeguard Scientifics Inc.	Asset Management
	and Custody Banks	1.1
VeriFone Systems Inc.	Data Processing
	and Outsourced
	Services	1.1
Angiodynamics Inc.	Health Care
	Equipment	1.0
QLT Inc.	Biotechnology	1.0
West Pharmaceutical	Health Care
Services Inc.	Supplies	0.9
Sensient
Technologies Corp.	Specialty Chemicals	0.9
OM Group Inc.	Specialty Chemicals	0.9
Ruddick Corp.	Food Retail	0.9
Modine	Auto Parts and
Manufacturing Co.	Equipment	0.8
Top Ten		9.7%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the Small Company Growth Portfolio’s expense ratio was 0.41%.
5 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2000–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2010			of a $10,000
	One Year	Five Years	Ten Years	Investment
Small Company Growth Portfolio	31.79%	4.92%	5.83%	$17,629
Dow Jones U.S. Total Stock Market Index	17.70	3.17	2.64	12,981
Russell 2500 Growth Index	28.86	5.63	4.19	15,078
Variable Insurance Small-Cap Growth
Funds Average[1]	28.33	4.40	2.16	12,378

Fiscal-Year Total Returns (%): December 31, 2000–December 31, 2010

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

5

Vanguard Small Company Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.4%)[1]
Consumer Discretionary (14.8%)
*	Modine Manufacturing Co.	413,800	6,414
*	Coinstar Inc.	78,050	4,405
	Monro Muffler Brake Inc.	120,637	4,173
*	Steven Madden Ltd.	96,327	4,019
*,^	Deer Consumer
	Products Inc.	350,700	3,942
*	MarineMax Inc.	326,800	3,056
	Cinemark Holdings Inc.	174,650	3,011
*	Tempur-Pedic
	International Inc.	73,486	2,944
*	GameStop Corp. Class A	121,790	2,787
	Aaron’s Inc.	130,755	2,666
	Regis Corp.	160,350	2,662
*	Interpublic Group
	of Cos. Inc.	245,300	2,605
*	Buffalo Wild Wings Inc.	57,450	2,519
*	Kenneth Cole
	Productions Inc. Class A	190,000	2,373
*	O’Reilly Automotive Inc.	38,100	2,302
*	DreamWorks Animation
	SKG Inc. Class A	76,150	2,244
*	Pier 1 Imports Inc.	206,400	2,167
*	Lumber Liquidators
	Holdings Inc.	87,000	2,167
*	WMS Industries Inc.	43,800	1,982
	Foot Locker Inc.	95,200	1,868
	Matthews International Corp.
	Class A	51,000	1,784
*	JOS A Bank Clothiers Inc.	43,000	1,734
*	BJ’s Restaurants Inc.	48,300	1,711
	Williams-Sonoma Inc.	46,700	1,667
*	TRW Automotive
	Holdings Corp.	31,600	1,665
	Sotheby’s	36,750	1,654
*	ITT Educational Services Inc.	25,800	1,643
*	Fossil Inc.	22,900	1,614
*	Panera Bread Co. Class A	15,800	1,599
*	Texas Roadhouse Inc.
	Class A	88,000	1,511
	American Eagle
	Outfitters Inc.	95,300	1,394
	Polaris Industries Inc.	17,700	1,381
	Brinker International Inc.	60,543	1,264
*	Warnaco Group Inc.	22,100	1,217
	DeVry Inc.	24,900	1,195
*	True Religion Apparel Inc.	52,800	1,175
*	Valassis
	Communications Inc.	36,086	1,167
*	Aeropostale Inc.	46,909	1,156
	Tupperware Brands Corp.	23,707	1,130
	Ross Stores Inc.	17,416	1,102
	Sinclair Broadcast Group Inc.
	Class A	133,100	1,089
*	Morton’s Restaurant
	Group Inc.	165,000	1,069

			Market
			Value•
		Shares	($000)
*	McCormick & Schmick’s
	Seafood Restaurants Inc.	115,000	1,045
*	Chipotle Mexican Grill Inc.
	Class A	4,900	1,042
*	Big Lots Inc.	32,000	975
*	Domino’s Pizza Inc.	59,683	952
*	American Axle &
	Manufacturing
	Holdings Inc.	69,700	896
*	Select Comfort Corp.	97,400	889
*	Capella Education Co.	13,000	866
*	Jack in the Box Inc.	40,500	856
	Finish Line Inc. Class A	49,400	849
*	AutoNation Inc.	26,300	742
*	Dorman Products Inc.	20,138	730
	Bebe Stores Inc.	122,050	727
	PetSmart Inc.	17,900	713
	Leggett & Platt Inc.	31,300	712
	Express Inc.	35,400	666
*	Steiner Leisure Ltd.	13,234	618
	Cracker Barrel Old Country
	Store Inc.	10,500	575
*	Talbots Inc.	66,710	568
*	AnnTaylor Stores Corp.	20,728	568
*	Deckers Outdoor Corp.	6,300	502
	PF Chang’s China Bistro Inc.	8,052	390
	Cato Corp. Class A	14,224	390
*	CEC Entertainment Inc.	9,900	384
	John Wiley & Sons Inc.
	Class A	8,112	367
	Cooper Tire & Rubber Co.	15,300	361
*	LIN TV Corp. Class A	62,100	329
	Shiloh Industries Inc.	23,001	275
*	Career Education Corp.	13,200	274
*	DineEquity Inc.	5,500	272
*	Jo-Ann Stores Inc.	4,508	272
*	DSW Inc. Class A	6,800	266
*	Sally Beauty Holdings Inc.	16,042	233
*	Perry Ellis International Inc.	7,300	201
*	BorgWarner Inc.	2,200	159
*	Timberland Co. Class A	6,418	158
*	Cheesecake Factory Inc.	4,800	147
	Sturm Ruger & Co. Inc.	9,251	141
*	HSN Inc.	3,800	116
	Autoliv Inc.	1,400	111
*	CarMax Inc.	3,400	108
	Wolverine World Wide Inc.	3,200	102
	Lincoln Educational
	Services Corp.	6,400	99
	Weight Watchers
	International Inc.	2,600	98
*	AFC Enterprises Inc.	3,891	54
*	Ruth’s Hospitality Group Inc.	9,300	43
*	Maidenform Brands Inc.	1,700	40
*	Knology Inc.	2,200	34
*	Destination Maternity Corp.	900	34
			112,176

			Market
			Value•
		Shares	($000)
Consumer Staples (3.3%)
	Ruddick Corp.	178,470	6,575
	Pricesmart Inc.	139,940	5,322
	Calavo Growers Inc.	125,000	2,881
*	Boston Beer Co. Inc.
	Class A	21,500	2,045
	Diamond Foods Inc.	36,300	1,930
	Herbalife Ltd.	26,300	1,798
	B&G Foods Inc. Class A	73,300	1,006
	Lancaster Colony Corp.	16,275	931
	Nu Skin Enterprises Inc.
	Class A	30,000	908
	Sanderson Farms Inc.	14,000	548
	National Beverage Corp.	33,706	443
*	Revlon Inc. Class A	40,110	395
	Spartan Stores Inc.	15,350	260
*	Constellation Brands Inc.
	Class A	4,050	90
			25,132
Energy (3.5%)
*	Tesco Corp.	240,475	3,819
*	Energy XXI Bermuda Ltd.	105,800	2,928
	SM Energy Co.	37,930	2,235
*	Clean Energy Fuels Corp.	139,380	1,929
*	SandRidge Energy Inc.	240,427	1,760
	Core Laboratories NV	19,500	1,736
	CARBO Ceramics Inc.	13,430	1,391
*	Atwood Oceanics Inc.	35,230	1,317
*	Forest Oil Corp.	34,400	1,306
*	Whiting Petroleum Corp.	10,100	1,184
*	Oceaneering
	International Inc.	15,910	1,171
	W&T Offshore Inc.	63,500	1,135
*	Oil States International Inc.	17,100	1,096
*	Rowan Cos. Inc.	24,000	838
*	Gulfport Energy Corp.	23,800	515
	RPC Inc.	22,050	400
	Frontline Ltd.	14,200	360
*	McMoRan Exploration Co.	18,400	315
*	James River Coal Co.	11,200	284
*	Concho Resources Inc.	3,100	272
*	Tetra Technologies Inc.	20,500	243
*	Brigham Exploration Co.	7,270	198
	World Fuel Services Corp.	4,400	159
*	Cloud Peak Energy Inc.	5,600	130
*	Venoco Inc.	4,300	79
*	Westmoreland Coal Co.	6,200	74
*	Warren Resources Inc.	6,300	28
			26,902
Exchange-Traded Fund (1.1%)
^,2	Vanguard Small-Cap Growth
	ETF	104,300	8,139

Financials (5.4%)
*	Safeguard Scientifics Inc.	471,991	8,062
*	FirstService Corp.	158,800	4,808
*	Harris & Harris Group Inc.	757,450	3,318
	Cash America
	International Inc.	73,905	2,729
	Waddell &
	Reed Financial Inc.
	Class A	62,550	2,207
	Boston Private Financial
	Holdings Inc.	244,084	1,599
	Home Bancshares Inc.	57,800	1,273
*	Credit Acceptance Corp.	17,714	1,112
*	Signature Bank	19,400	970
	Erie Indemnity Co. Class A	14,600	956
*	MHI Hospitality Corp.	426,800	896

6

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	First Commonwealth
	Financial Corp.	125,000	885
	Federated Investors Inc.
	Class B	32,300	845
*	World Acceptance Corp.	15,900	840
	SEI Investments Co.	31,600	752
	Nelnet Inc. Class A	31,332	742
	Axis Capital Holdings Ltd.	19,600	703
	Apartment Investment &
	Management Co.	26,100	674
	QC Holdings Inc.	179,510	671
	Rayonier Inc.	12,100	636
	Westamerica
	Bancorporation	11,095	615
*	CB Richard Ellis Group Inc.
	Class A	27,751	568
	Northwest Bancshares Inc.	42,050	495
	Getty Realty Corp.	15,000	469
	Endurance Specialty
	Holdings Ltd.	10,080	464
	Associated Estates
	Realty Corp.	25,915	396
	Digital Realty Trust Inc.	6,422	331
	Equity Lifestyle
	Properties Inc.	5,700	319
	Sun Communities Inc.	8,800	293
	MarketAxess Holdings Inc.	13,500	281
	Universal Health Realty
	Income Trust	7,000	256
	PS Business Parks Inc.	3,532	197
	GAMCO Investors Inc.	3,867	186
*	Ezcorp Inc. Class A	5,600	152
	Jones Lang LaSalle Inc.	1,800	151
*	First Cash Financial
	Services Inc.	4,600	143
	First Financial
	Bankshares Inc.	2,300	118
	Potlatch Corp.	3,500	114
	Mid-America Apartment
	Communities Inc.	1,600	102
*	Arch Capital Group Ltd.	1,100	97
	Life Partners Holdings Inc.	4,200	80
	Bank of the Ozarks Inc.	1,800	78
	Federal Realty
	Investment Trust	700	55
			40,638
Health Care (21.0%)
*	Angiodynamics Inc.	503,210	7,734
*	QLT Inc.	1,039,957	7,623
	West Pharmaceutical
	Services Inc.	169,150	6,969
*	Luminex Corp.	333,450	6,095
*	Cubist
	Pharmaceuticals Inc.	276,000	5,906
*	Nektar Therapeutics	437,250	5,619
*	Regeneron
	Pharmaceuticals Inc.	167,700	5,506
*	Vivus Inc.	585,800	5,489
*	Bruker Corp.	321,850	5,343
*	Questcor
	Pharmaceuticals Inc.	358,500	5,281
*	BioMarin
	Pharmaceutical Inc.	187,400	5,047
*	Bio-Rad Laboratories Inc.
	Class A	46,050	4,782
*	Parexel International Corp.	204,050	4,332
	Invacare Corp.	140,500	4,238
*	Alkermes Inc.	332,350	4,081

			Market
			Value•
		Shares	($000)
*	Onyx Pharmaceuticals Inc.	98,950	3,648
*	PDI Inc.	319,250	3,365
*	Spectrum
	Pharmaceuticals Inc.	480,900	3,304
*	Durect Corp.	859,250	2,964
*	Seattle Genetics Inc.	192,550	2,879
*	MWI Veterinary Supply Inc.	45,500	2,873
*	ICON plc ADR	130,900	2,867
*	LeMaitre Vascular Inc.	421,186	2,851
*	Harvard Bioscience Inc.	674,700	2,760
*	Sciclone
	Pharmaceuticals Inc.	654,954	2,738
*	Dusa Pharmaceuticals Inc.	933,800	2,288
*,^	Immunogen Inc.	243,150	2,252
*	Palomar Medical
	Technologies Inc.	154,800	2,200
*	Mettler-Toledo
	International Inc.	12,700	1,920
*	ResMed Inc.	54,290	1,881
*	Vascular Solutions Inc.	157,186	1,842
*	Isis Pharmaceuticals Inc.	174,350	1,764
*	Cynosure Inc. Class A	151,300	1,548
*	Health Management
	Associates Inc. Class A	154,500	1,474
*	Emergency Medical
	Services Corp. Class A	21,100	1,363
*	Cutera Inc.	162,300	1,345
	STERIS Corp.	34,900	1,272
	Lincare Holdings Inc.	47,300	1,269
*	Targacept Inc.	45,000	1,193
*	Community Health
	Systems Inc.	31,400	1,173
	Cooper Cos. Inc.	19,400	1,093
*	Syneron Medical Ltd.	104,900	1,069
*	Medicines Co.	73,356	1,037
	Perrigo Co.	16,224	1,027
*	Caliper Life Sciences Inc.	160,400	1,017
*	Cepheid Inc.	43,750	995
*	American Medical Systems
	Holdings Inc.	52,700	994
	Universal Health
	Services Inc. Class B	22,800	990
*	Nabi Biopharmaceuticals	170,500	987
*	SXC Health Solutions Corp.	22,400	960
*	Sucampo
	Pharmaceuticals Inc.
	Class A	244,800	940
	Medicis
	Pharmaceutical Corp.
	Class A	34,400	922
	Chemed Corp.	12,700	807
*	Alexion
	Pharmaceuticals Inc.	9,900	797
*	Impax Laboratories Inc.	35,400	712
	PDL BioPharma Inc.	97,000	604
*	Sirona Dental Systems Inc.	14,400	602
	Owens & Minor Inc.	19,000	559
*	Catalyst Health
	Solutions Inc.	11,600	539
*	Arthrocare Corp.	14,600	453
*	Jazz Pharmaceuticals Inc.	17,500	344
*	LHC Group Inc.	11,000	330
*	Dionex Corp.	2,780	328
*	Accretive Health Inc.	19,359	315
*	Viropharma Inc.	17,900	310
*	AMERIGROUP Corp.	6,600	290
*	Cyberonics Inc.	6,100	189
*	Kinetic Concepts Inc.	4,200	176

			Market
			Value•
		Shares	($000)
	Ensign Group Inc.	6,000	149
*	PSS World Medical Inc.	6,200	140
*	Corvel Corp.	2,800	135
*	Healthsouth Corp.	5,935	123
*	Hi-Tech Pharmacal Co. Inc.	4,000	100
*	Akorn Inc.	15,600	95
*	Metropolitan Health
	Networks Inc.	12,900	58
*	Enzon Pharmaceuticals Inc.	4,700	57
*	Bio-Reference Labs Inc.	2,466	55
*	Kensey Nash Corp.	1,800	50
*	Genomic Health Inc.	2,200	47
*	Santarus Inc.	9,100	30
*	Continucare Corp.	6,314	30
*	Providence Service Corp.	1,500	24
*	BMP Sunstone Corp.	807	8
			159,565
Industrials (14.1%)
	Kennametal Inc.	219,350	8,656
	Kaman Corp.	203,000	5,901
	Comfort Systems USA Inc.	442,730	5,831
	Tennant Co.	149,900	5,758
*	RBC Bearings Inc.	128,450	5,020
*	Genesee & Wyoming Inc.
	Class A	67,630	3,581
*	Titan Machinery Inc.	177,600	3,428
*	TrueBlue Inc.	160,970	2,896
*	Korn/Ferry International	121,000	2,796
*	GeoEye Inc.	57,950	2,457
*	Advisory Board Co.	49,910	2,377
*	Exponent Inc.	63,198	2,372
*	Ladish Co. Inc.	46,458	2,258
*	Beacon Roofing Supply Inc.	122,000	2,180
*	United Stationers Inc.	33,400	2,131
*	United Continental
	Holdings Inc.	85,500	2,037
*	DigitalGlobe Inc.	61,630	1,954
	Pall Corp.	36,800	1,825
*	Stericycle Inc.	22,290	1,804
*	Celadon Group Inc.	120,970	1,789
	Watsco Inc.	27,970	1,764
*	Navistar International Corp.	30,000	1,737
*	Ceco Environmental Corp.	269,100	1,604
	Timken Co.	32,500	1,551
*	ArvinMeritor Inc.	73,921	1,517
*	LaBarge Inc.	95,006	1,493
*	Flow International Corp.	356,000	1,456
*	IHS Inc. Class A	17,400	1,399
	Waste Connections Inc.	49,950	1,375
	Toro Co.	22,000	1,356
*	Oshkosh Corp.	38,000	1,339
*	Polypore International Inc.	30,700	1,250
	KBR Inc.	38,900	1,185
*	Owens Corning	36,500	1,137
	TAL International Group Inc.	36,500	1,127
*	Sauer-Danfoss Inc.	38,300	1,082
*	Alaska Air Group Inc.	19,000	1,077
	Textainer Group
	Holdings Ltd.	36,100	1,028
	Nordson Corp.	10,100	928
*	JetBlue Airways Corp.	133,810	884
	MSC Industrial Direct Co.
	Class A	13,000	841
*	Corrections Corp.
	of America	33,200	832
	Regal-Beloit Corp.	11,600	774
	Hubbell Inc. Class B	12,800	770
*	Avis Budget Group Inc.	48,700	758

7

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	KAR Auction Services Inc.	52,900	730
	Armstrong World
	Industries Inc.	16,500	709
	McGrath Rentcorp	26,474	694
*	Trimas Corp.	33,138	678
	HNI Corp.	21,300	665
	Cubic Corp.	13,970	659
	Deluxe Corp.	27,000	622
*	Chicago Bridge &
	Iron Co. NV	17,900	589
*	Kirby Corp.	13,200	581
*	Quality Distribution Inc.	57,700	524
*	M&F Worldwide Corp.	22,400	517
	Allegiant Travel Co.
	Class A	8,400	414
	Crane Co.	9,300	382
*	Hawaiian Holdings Inc.	31,197	245
	National Presto
	Industries Inc.	1,675	218
	ABM Industries Inc.	5,539	146
*	WABCO Holdings Inc.	2,200	134
	Raven Industries Inc.	2,170	103
*	American
	Superconductor Corp.	3,560	102
*	Clean Harbors Inc.	1,000	84
*	WESCO International Inc.	1,500	79
	Vicor Corp.	4,700	77
*	Alliant Techsystems Inc.	1,000	74
	American Science &
	Engineering Inc.	800	68
*	Altra Holdings Inc.	2,700	54
*	Park-Ohio Holdings Corp.	2,400	50
*	GenCorp Inc.	7,200	37
	Standex International Corp.	1,100	33
			106,583
Information Technology (23.6%)
*	VeriFone Systems Inc.	207,570	8,004
*	Acme Packet Inc.	96,218	5,115
*	Teradyne Inc.	346,719	4,868
*	Netlogic
	Microsystems Inc.	146,120	4,590
*	Parametric
	Technology Corp.	200,250	4,512
*	OSI Systems Inc.	123,610	4,494
*	Ceva Inc.	217,700	4,463
*	Verigy Ltd.	335,290	4,366
*	Radiant Systems Inc.	205,580	4,023
*	MKS Instruments Inc.	153,400	3,757
*	TiVo Inc.	433,260	3,739
*	Polycom Inc.	85,261	3,323
*	Progress Software Corp.	78,300	3,314
*	Ceragon Networks Ltd.	242,200	3,192
*	AuthenTec Inc.	1,243,620	3,109
*	PMC - Sierra Inc.	353,930	3,040
*	Ariba Inc.	127,859	3,003
*	Compellent
	Technologies Inc.	108,030	2,981
*	Sourcefire Inc.	114,850	2,978
*	Constant Contact Inc.	96,000	2,975
*	Atheros
	Communications Inc.	82,210	2,953
	Black Box Corp.	76,100	2,914
	Littelfuse Inc.	61,770	2,907
	Power Integrations Inc.	68,990	2,769
*	Nanometrics Inc.	215,000	2,758
*	Varian Semiconductor
	Equipment Associates Inc.	72,070	2,664

			Market
			Value•
		Shares	($000)
*	Red Hat Inc.	57,500	2,625
*	SuccessFactors Inc.	88,470	2,562
*	Euronet Worldwide Inc.	141,810	2,473
*	Pericom
	Semiconductor Corp.	222,450	2,443
*	Rovi Corp.	37,234	2,309
*	Cadence Design
	Systems Inc.	250,000	2,065
*	FEI Co.	78,030	2,061
*	Riverbed Technology Inc.	58,020	2,041
	Electro Rent Corp.	125,500	2,028
*	Atmel Corp.	156,200	1,924
*	Mellanox Technologies Ltd.	72,900	1,908
*	Cymer Inc.	40,370	1,820
*	DealerTrack Holdings Inc.	88,000	1,766
*	MICROS Systems Inc.	36,000	1,579
*	NCR Corp.	97,800	1,503
*	Gartner Inc.	45,000	1,494
	Solera Holdings Inc.	27,723	1,423
	Factset Research
	Systems Inc.	14,300	1,341
*	Aviat Networks Inc.	259,635	1,316
	Opnet Technologies Inc.	48,000	1,285
*	Advanced Energy
	Industries Inc.	92,300	1,259
	MAXIMUS Inc.	19,000	1,246
*	VistaPrint NV	27,050	1,244
*	NeuStar Inc. Class A	46,747	1,218
*	TIBCO Software Inc.	61,500	1,212
*	Oclaro Inc.	88,500	1,164
	Micrel Inc.	89,200	1,159
*	IAC/InterActiveCorp	40,300	1,157
*	Clicksoftware
	Technologies Ltd.	149,100	1,148
*	Vishay Intertechnology Inc.	78,200	1,148
*	Coherent Inc.	25,200	1,138
*	Manhattan Associates Inc.	36,500	1,115
*	Virtusa Corp.	67,500	1,104
*	MIPS Technologies Inc.
	Class A	72,525	1,100
*	Allot Communications Ltd.	92,300	1,074
	Anixter International Inc.	17,900	1,069
*	Take-Two Interactive
	Software Inc.	87,200	1,067
*	CSG Systems
	International Inc.	52,900	1,002
*	Monolithic Power
	Systems Inc.	60,000	991
*	Blue Coat Systems Inc.	32,500	971
*	Advanced Micro
	Devices Inc.	116,800	955
*	RADWARE Ltd.	25,000	938
*	Silicon Laboratories Inc.	20,000	920
*	Trimble Navigation Ltd.	22,330	892
*	Power-One Inc.	84,200	859
	Plantronics Inc.	22,100	823
*	RF Micro Devices Inc.	111,600	820
*,^	Veeco Instruments Inc.	18,400	790
*	Skyworks Solutions Inc.	27,100	776
*	LivePerson Inc.	67,116	758
*	Lawson Software Inc.	80,263	742
	iGate Corp.	37,027	730
*	Lattice Semiconductor Corp.	119,100	722
*	Aruba Networks Inc.	34,067	711
	Jabil Circuit Inc.	34,800	699
*	Novellus Systems Inc.	20,300	656
*	Insight Enterprises Inc.	49,100	646

			Market
			Value•
		Shares	($000)
*	Acxiom Corp.	36,172	620
*	NAPCO Security
	Technologies Inc.	337,164	604
*	QLogic Corp.	34,615	589
*	Advanced Analogic
	Technologies Inc.	145,000	581
*	Applied Micro Circuits Corp.	40,660	434
	National Instruments Corp.	10,700	403
*	Plexus Corp.	12,900	399
*	Mantech International Corp.
	Class A	7,900	327
*	InterDigital Inc.	7,000	292
*	TeleNav Inc.	38,500	280
*	ValueClick Inc.	14,900	239
*	Itron Inc.	4,300	238
	ADTRAN Inc.	6,000	217
*	Saba Software Inc.	33,465	205
*	Diodes Inc.	7,400	200
*	Netscout Systems Inc.	8,145	187
*	PDF Solutions Inc.	38,800	187
*	Quantum Corp.	49,900	186
	Blackbaud Inc.	7,000	181
*	Rudolph Technologies Inc.	19,200	158
*	Radisys Corp.	16,800	150
*	Interactive Intelligence Inc.	5,555	145
	Jack Henry &
	Associates Inc.	4,700	137
*	Netgear Inc.	4,000	135
*	Cirrus Logic Inc.	8,300	133
*	Cardtronics Inc.	7,300	129
	CTS Corp.	10,400	115
*	CACI International Inc.
	Class A	2,000	107
*	Entropic
	Communications Inc.	8,600	104
*	Lionbridge Technologies Inc.	20,900	77
*	Hypercom Corp.	7,700	64
*	Guidance Software Inc.	8,900	64
*	QAD Inc. Class A	5,760	52
*	Silicon Motion
	Technology Corp. ADR	11,573	49
*	TriQuint Semiconductor Inc.	2,737	32
*	Silicon Image Inc.	3,000	22
*	QAD Inc. Class B	1,440	14
			178,856
Materials (5.6%)
	Sensient
	Technologies Corp.	187,750	6,896
*	OM Group Inc.	172,380	6,638
	Quaker Chemical Corp.	101,700	4,238
	Aptargroup Inc.	82,900	3,944
*	Fronteer Gold Inc.	314,840	3,693
	Arch Chemicals Inc.	49,760	1,887
	Walter Energy Inc.	13,900	1,777
	Ball Corp.	19,300	1,313
*	Ferro Corp.	82,900	1,214
	NewMarket Corp.	8,800	1,086
	Lubrizol Corp.	9,600	1,026
*	Titanium Metals Corp.	59,600	1,024
	Valspar Corp.	28,800	993
	Ashland Inc.	18,800	956
	Schweitzer-Mauduit
	International Inc.	15,000	944
*	Crown Holdings Inc.	26,467	883
	Eastman Chemical Co.	7,300	614
	Silgan Holdings Inc.	16,576	594
*	Clearwater Paper Corp.	6,680	523

8

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	Scotts Miracle-Gro Co.
	Class A	8,700	442
	Rock-Tenn Co. Class A	7,563	408
	Boise Inc.	49,437	392
	Innophos Holdings Inc.	8,372	302
	Stepan Co.	3,702	282
	International Flavors &
	Fragrances Inc.	4,100	228
*	Omnova Solutions Inc.	12,766	107
	Albemarle Corp.	900	50
*	PolyOne Corp.	3,300	41
			42,495
Telecommunication Services (0.8%)
*,^	Clearwire Corp. Class A	364,050	1,875
*	tw telecom inc Class A	71,300	1,216
*	MetroPCS
	Communications Inc.	84,500	1,067
	USA Mobility Inc.	48,916	869
	Consolidated
	Communications
	Holdings Inc.	43,058	831
	NTELOS Holdings Corp.	28,200	537
			6,395
Utilities (0.2%)
	Integrys Energy Group Inc.	19,400	941
	Ormat Technologies Inc.	20,879	618
			1,559
Total Common Stocks
(Cost $582,288)			708,440

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (7.1%)[1]
Money Market Fund (6.7%)
[3,4] Vanguard Market
Liquidity Fund,
0.211%	51,079,511	51,080

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.4%)
[5,6] Fannie Mae
Discount Notes,
0.341%, 3/1/11	50	50
[5,6] Fannie Mae
Discount Notes,
0.235%, 6/15/11	500	499
[5,6] Federal Home Loan Bank
Discount Notes,
0.210%, 2/25/11	600	600
[5,6] Freddie Mac
Discount Notes,
0.271%, 6/7/11	300	300
[5,6] Freddie Mac
Discount Notes,
0.281%, 6/21/11	670	669
6	United States Treasury Bill,
0.200%, 6/30/11	1,000	999
		3,117
Total Temporary Cash Investments
(Cost $54,197)		54,197
Total Investments (100.5%)
(Cost $636,485)		762,637
Other Assets and Liabilities (–0.5%)
Other Assets		6,921
Liabilities[4]		(10,828)
		(3,907)
Net Assets (100%)
Applicable to 42,919,938 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		758,730
Net Asset Value Per Share		$17.68

At December 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	693,492
Undistributed Net Investment Income	491
Accumulated Net Realized Losses	(61,712)
Unrealized Appreciation (Depreciation)
Investment Securities	126,152
Futures Contracts	307
Net Assets	758,730

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,960,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.6% and 2.9%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $4,299,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $2,218,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Dividends[1]	3,961
Interest[1]	69
Security Lending	404
Total Income	4,434
Expenses
Investment Advisory Fees—Note B
Basic Fee	796
Performance Adjustment	110
The Vanguard Group—Note C
Management and Administrative	1,433
Marketing and Distribution	139
Custodian Fees	37
Auditing Fees	27
Shareholders’ Reports	29
Trustees’ Fees and Expenses	1
Total Expenses	2,572
Net Investment Income	1,862
Realized Net Gain (Loss)
Investment Securities Sold[1]	50,991
Futures Contracts	1,847
Realized Net Gain (Loss)	52,838
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	122,076
Futures Contracts	(46)
Change in Unrealized Appreciation
(Depreciation)	122,030
Net Increase (Decrease) in Net Assets
Resulting from Operations	176,730

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,862	1,990
Realized Net Gain (Loss)	52,838	(43,583)
Change in Unrealized Appreciation (Depreciation)	122,030	199,465
Net Increase (Decrease) in Net Assets Resulting from Operations	176,730	157,872
Distributions
Net Investment Income	(2,084)	(4,881)
Realized Capital Gain	—	—
Total Distributions	(2,084)	(4,881)
Capital Share Transactions
Issued	120,359	80,024
Issued in Lieu of Cash Distributions	2,084	4,881
Redeemed	(104,561)	(103,463)
Net Increase (Decrease) from Capital Share Transactions	17,882	(18,558)
Total Increase (Decrease)	192,528	134,433
Net Assets
Beginning of Period	566,202	431,769
End of Period[2]	758,730	566,202

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $38,000, $64,000, and $0, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $491,000 and $713,000.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Small Company Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.46	$9.78	$18.15	$19.32	$19.61
Investment Operations
Net Investment Income	.043	.055	.110	.094[1]	.095
Net Realized and Unrealized Gain (Loss)
on Investments	4.226	3.745	(6.820)	.620	2.000
Total from Investment Operations	4.269	3.800	(6.710)	.714	2.095
Distributions
Dividends from Net Investment Income	(.049)	(.120)	(.100)	(.101)	(.075)
Distributions from Realized Capital Gains	—	—	(1.560)	(1.783)	(2.310)
Total Distributions	(.049)	(.120)	(1.660)	(1.884)	(2.385)
Net Asset Value, End of Period	$17.68	$13.46	$9.78	$18.15	$19.32

Total Return	31.79%	39.38%	–39.47%	3.77%	10.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$759	$566	$432	$794	$823
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.40%	0.33%	0.36%	0.38%
Ratio of Net Investment Income to
Average Net Assets	0.30%	0.43%	0.80%	0.49%	0.51%
Portfolio Turnover Rate	62%	60%	94%	75%	79%

1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, (0.03%), (0.06%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Small Company Growth Portfolio

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $157,000 for the year ended December 31, 2010.

For the year ended December 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets, before an increase of $110,000 (0.02%) based on performance.

12

Vanguard Small Company Growth Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $122,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	708,440	—	—
Temporary Cash Investments	51,080	3,117	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(200)	—	—
Total	759,321	3,117	—
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2011	413	32,309	307

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2010, the portfolio had $1,602,000 of ordinary income available for distribution. The portfolio had available capital loss carryforwards totaling $61,221,000 to offset future net capital gains through December 31, 2017.

At December 31, 2010, the cost of investment securities for tax purposes was $636,485,000.

Net unrealized appreciation of investment securities for tax purposes was $126,152,000, consisting of unrealized gains of $152,762,000 on securities that had risen in value since their purchase and $26,610,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2010, the portfolio purchased $365,694,000 of investment securities and sold $368,335,000 of investment securities, other than temporary cash investments.

13

Vanguard Small Company Growth Portfolio

H. The portfolio has invested in a company that was considered to be an affiliated company of the portfolio because the portfolio owned more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Dec. 31, 2009		Proceeds from		Dec. 31, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
MHI Hospitality Corp.	819	—	—	—	NA1
1 Not applicable—At December 31, 2010, the security was still held, but the issuer was no longer an affiliated company of the portfolio.

I. Capital shares issued and redeemed were:
	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	7,885	7,336
Issued in Lieu of Cash Distributions	141	517
Redeemed	(7,173)	(9,914)
Net Increase (Decrease) in Shares Outstanding	853	(2,061)

J. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

14

Vanguard Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Small Company Growth Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2011

Special 2010 tax information (unaudited) for corporate shareholders only for Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2010, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

15

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,317.87	$2.45
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

Vanguard® Total Bond Market Index Portfolio

The Total Bond Market Index Portfolio returned 6.50% for 2010, closely tracking its float-adjusted benchmark index. The portfolio modestly trailed the average return of variable insurance fund peers.

As yields generally fell across maturities, the portfolio’s 30-day SEC yield on December 31 was 2.65%, down from 3.34% a year ago.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Investors’ quest for yield boosted lower-quality bonds
With short-term rates anchored near zero by Fed policy, yield-hungry investors reached further out the maturity curve and further down the credit-quality ladder in 2010, boosting bond prices. In an echo of 2009, the lower the quality of the bond, the higher the return (for the most part). But, in bright contrast to last year, all major fixed income sectors notched positive returns.

U.S. Treasury bonds are the largest component (more than 35%) of the portfolio’s target index. After losing ground in 2009, Treasuries returned almost 6% for 2010, despite a decline of nearly 3% in the fourth quarter.

Ultrasafe Treasuries were favored during the height of the European sovereign debt crisis, but several cross-currents were at work later in the year. The Fed’s second round of “quantitative easing,” begun in November to stimulate the economy, bolstered Treasury demand. (The Fed plans to buy up to $600 billion of Treasury bonds by the end of June 2011.) But the extension of federal tax rates and some brighter economic indicators made investors fearful that inflation, and higher interest rates, might return sooner. The net result of these forces—along with the market’s need to digest the sale of a record $2.3 trillion of Treasury securities in 2010—was significant downward pressure on Treasury and corporate prices toward year-end.

Corporate bonds, representing about one-fifth of the target index, overtook Treasuries and returned about 9%. Long-term corporates outperformed shorter-term issues and Baa-rated bonds outperformed AAA-rated securities. As corporate balance sheets strengthened and profits rebounded, investors embraced more risk for potentially higher returns. Among corporate bonds, finance and airlines were especially strong performers.

Commercial mortgage-backed securities (CMBS), one of the smallest sectors of the investment-grade bond market, were star performers. CMBS returned more than 20% in 2010 (on top of more than 28% in 2009) as their extraordinarily wide yield spreads above Treasuries continued to come back into line from the height of the financial crisis in 2008.

Indexing skill and low costs support long-term results
Vanguard Fixed Income Group’s experi- enced team of portfolio managers, traders, risk managers, and credit analysts used state-of-the-art technology to guide the portfolio to index-tracking returns over the past ten years. And low costs have helped the portfolio’s results stay ahead of its peer-group average.

While we all wish we had a crystal ball to predict the direction and timing of interest rate moves, the next best thing may be a broadly diversified index fund that seeks to track the performance of all segments of the investment-grade bond market. The portfolio can help you do that, at a very low cost.

Total Returns
		Ten Years Ended
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard Total Bond Market Index Portfolio	6.50%	5.60%
Spliced Barclays Capital U.S. Aggregate Float Adjusted Index[1]	6.58	5.84
Variable Insurance Intermediate Investment Grade
Debt Funds Average[2]	7.09	5.11

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios3
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Intermediate
		Investment Grade
	Portfolio	Debt Funds Average
Total Bond Market Index Portfolio	0.21%	0.74%

1 Barclays Capital U.S. Aggregate Bond Index through December 31, 2009; Barclays Capital U.S. Aggregate Float Adjusted Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the portfolio’s expense ratio was 0.21%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of December 31, 2010

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	3,464	8,216
Yield[2]	2.7%	2.9%
Yield to Maturity	2.9%[3]	2.9%
Average Coupon	4.2%	4.2%
Average Effective Maturity	7.0 years	7.1 years
Average Duration	5.0 years	5.0 years
Expense Ratio[4]	0.21%	—
Short-Term Reserves	0.2%	—

Volatility Measures
	Portfolio Versus
	Target Index[5]
R-Squared		0.99
Beta		1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	0.8%
1–5 Years	47.2
5–10 Years	38.9
10–20 Years	4.8
20–30 Years	8.1
Over 30 Years	0.2

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	3.5%
Finance	7.1
Foreign	0.8
Government Mortgage-Backed	27.8
Industrial	10.5
Treasury/Agency	43.4
Utilities	2.3
Other	4.6

Distribution by Credit Quality (% of portfolio)

Aaa	76.3%
Aa	4.6
A	10.5
Baa	8.6

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays Capital using ratings derived from Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. Aggregate Float Adjusted Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The portfolio expense ratio shown is from the prospectus dated December 6, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2010, the portfolio’s expense ratio was 0.21%.
5 Spliced Barclays Capital U.S. Aggregate Float Adjusted Index: Barclays Capital U.S. Aggregate Bond Index through December 31, 2009; Barclays Capital U.S. Aggregate Float Adjusted Index thereafter.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2000–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2010			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	6.50%	5.79%	5.60%	$17,250
Spliced Barclays Capital U.S. Aggregate
Float Adjusted Index[1]	6.58	5.81	5.84	17,640
Barclays U.S. Aggregate Bond Index	6.54	5.80	5.84	17,633
Variable Insurance Intermediate
Investment Grade Debt Funds Average[2]	7.09	4.74	5.11	16,461

Fiscal-Year Total Returns (%): December 31, 2000–December 31, 2010

1 Barclays Capital U.S. Aggregate Bond Index through December 31, 2009; Barclays Capital U.S. Aggregate Float Adjusted Index thereafter.
2 Derived from data privided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (70.7%)
U.S. Government Securities (36.5%)
United States Treasury
Note/Bond	1.000%	12/31/11	1,800	1,812
United States Treasury
Note/Bond	1.125%	1/15/12	9,200	9,272
United States Treasury
Note/Bond	0.875%	1/31/12	5,500	5,530
United States Treasury
Note/Bond	4.750%	1/31/12	350	366
United States Treasury
Note/Bond	1.375%	2/15/12	16,900	17,087
United States Treasury
Note/Bond	0.875%	2/29/12	4,150	4,173
United States Treasury
Note/Bond	4.625%	2/29/12	750	787
United States Treasury
Note/Bond	1.000%	3/31/12	675	680
United States Treasury
Note/Bond	4.500%	3/31/12	1,500	1,577
United States Treasury
Note/Bond	1.375%	4/15/12	200	203
United States Treasury
Note/Bond	1.000%	4/30/12	19,400	19,552
United States Treasury
Note/Bond	4.500%	4/30/12	2,175	2,295
United States Treasury
Note/Bond	1.375%	5/15/12	7,725	7,828
United States Treasury
Note/Bond	0.750%	5/31/12	14,525	14,593
United States Treasury
Note/Bond	4.750%	5/31/12	400	424
United States Treasury
Note/Bond	0.625%	6/30/12	125	125
United States Treasury
Note/Bond	4.875%	6/30/12	1,800	1,919
United States Treasury
Note/Bond	1.500%	7/15/12	300	305
United States Treasury
Note/Bond	0.625%	7/31/12	15,325	15,363
United States Treasury
Note/Bond	4.625%	7/31/12	2,325	2,478
United States Treasury
Note/Bond	1.750%	8/15/12	480	490
United States Treasury
Note/Bond	0.375%	8/31/12	150	150
United States Treasury
Note/Bond	1.375%	9/15/12	3,721	3,774
United States Treasury
Note/Bond	0.375%	9/30/12	7,850	7,832
United States Treasury
Note/Bond	4.250%	9/30/12	975	1,039
United States Treasury
Note/Bond	1.375%	10/15/12	5,625	5,708
United States Treasury
Note/Bond	3.875%	10/31/12	3,000	3,183
United States Treasury
Note/Bond	1.375%	11/15/12	5,205	5,282

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury
Note/Bond	4.000%	11/15/12	875	931
United States Treasury
Note/Bond	3.375%	11/30/12	2,625	2,767
United States Treasury
Note/Bond	1.125%	12/15/12	20,190	20,395
United States Treasury
Note/Bond	1.375%	1/15/13	29,140	29,586
United States Treasury
Note/Bond	2.750%	2/28/13	1,005	1,050
United States Treasury
Note/Bond	1.375%	3/15/13	20,300	20,595
United States Treasury
Note/Bond	1.375%	5/15/13	500	507
United States Treasury
Note/Bond	3.625%	5/15/13	1,000	1,069
United States Treasury
Note/Bond	3.500%	5/31/13	1,750	1,866
United States Treasury
Note/Bond	1.125%	6/15/13	9,200	9,276
United States Treasury
Note/Bond	3.375%	6/30/13	575	612
United States Treasury
Note/Bond	1.000%	7/15/13	2,900	2,915
United States Treasury
Note/Bond	3.375%	7/31/13	425	453
United States Treasury
Note/Bond	0.750%	8/15/13	23,895	23,850
United States Treasury
Note/Bond	3.125%	8/31/13	775	822
United States Treasury
Note/Bond	0.750%	9/15/13	650	648
United States Treasury
Note/Bond	3.125%	9/30/13	3,625	3,845
United States Treasury
Note/Bond	0.500%	10/15/13	800	791
United States Treasury
Note/Bond	2.750%	10/31/13	6,250	6,569
United States Treasury
Note/Bond	0.500%	11/15/13	18,675	18,433
United States Treasury
Note/Bond	4.250%	11/15/13	475	520
United States Treasury
Note/Bond	2.000%	11/30/13	975	1,004
United States Treasury
Note/Bond	1.500%	12/31/13	300	304
United States Treasury
Note/Bond	1.750%	1/31/14	400	408
United States Treasury
Note/Bond	1.875%	2/28/14	2,800	2,868
United States Treasury
Note/Bond	1.750%	3/31/14	3,250	3,313
United States Treasury
Note/Bond	2.625%	6/30/14	17,100	17,894
United States Treasury
Note/Bond	2.625%	7/31/14	16,120	16,858
United States Treasury
Note/Bond	2.375%	8/31/14	10,075	10,439
United States Treasury
Note/Bond	2.375%	9/30/14	725	751

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury
Note/Bond	2.375%	10/31/14	5,200	5,382
United States Treasury
Note/Bond	2.125%	11/30/14	9,650	9,887
United States Treasury
Note/Bond	2.250%	1/31/15	150	154
United States Treasury
Note/Bond	4.000%	2/15/15	415	455
United States Treasury
Note/Bond	11.250%	2/15/15	5,775	8,002
United States Treasury
Note/Bond	2.375%	2/28/15	9,250	9,533
United States Treasury
Note/Bond	2.500%	3/31/15	10,950	11,335
United States Treasury
Note/Bond	2.500%	4/30/15	7,100	7,341
United States Treasury
Note/Bond	4.125%	5/15/15	2,225	2,450
United States Treasury
Note/Bond	2.125%	5/31/15	2,350	2,387
United States Treasury
Note/Bond	1.875%	6/30/15	1,500	1,506
United States Treasury
Note/Bond	4.250%	8/15/15	575	637
United States Treasury
Note/Bond	10.625%	8/15/15	35	49
United States Treasury
Note/Bond	1.250%	8/31/15	4,480	4,358
United States Treasury
Note/Bond	1.250%	10/31/15	27,400	26,522
United States Treasury
Note/Bond	9.875%	11/15/15	1,450	1,989
United States Treasury
Note/Bond	1.375%	11/30/15	3,135	3,047
United States Treasury
Note/Bond	9.250%	2/15/16	75	102
United States Treasury
Note/Bond	2.625%	2/29/16	6,875	7,057
United States Treasury
Note/Bond	2.375%	3/31/16	1,800	1,823
United States Treasury
Note/Bond	2.625%	4/30/16	225	230
United States Treasury
Note/Bond	5.125%	5/15/16	14,200	16,359
United States Treasury
Note/Bond	7.250%	5/15/16	685	864
United States Treasury
Note/Bond	3.250%	5/31/16	2,100	2,216
United States Treasury
Note/Bond	3.250%	6/30/16	700	738
United States Treasury
Note/Bond	4.875%	8/15/16	1,500	1,710
United States Treasury
Note/Bond	3.000%	8/31/16	10,000	10,380
United States Treasury
Note/Bond	3.000%	9/30/16	6,625	6,870
United States Treasury
Note/Bond	3.125%	10/31/16	1,600	1,669
United States Treasury
Note/Bond	4.625%	11/15/16	250	282
United States Treasury
Note/Bond	7.500%	11/15/16	2,100	2,699
United States Treasury
Note/Bond	3.250%	12/31/16	20,525	21,506
United States Treasury
Note/Bond	3.125%	1/31/17	1,925	2,001
United States Treasury
Note/Bond	4.625%	2/15/17	200	225
United States Treasury
Note/Bond	3.000%	2/28/17	2,225	2,295

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury
Note/Bond	3.250%	3/31/17	12,425	12,984
United States Treasury
Note/Bond	4.500%	5/15/17	825	923
United States Treasury
Note/Bond	8.750%	5/15/17	6,875	9,443
United States Treasury
Note/Bond	2.500%	6/30/17	10,575	10,535
United States Treasury
Note/Bond	4.750%	8/15/17	2,175	2,467
United States Treasury
Note/Bond	8.875%	8/15/17	6,850	9,516
United States Treasury
Note/Bond	1.875%	8/31/17	11,725	11,197
United States Treasury
Note/Bond	1.875%	9/30/17	2,450	2,334
United States Treasury
Note/Bond	2.750%	12/31/17	4,000	4,010
United States Treasury
Note/Bond	3.875%	5/15/18	1,550	1,667
United States Treasury
Note/Bond	9.125%	5/15/18	450	645
United States Treasury
Note/Bond	4.000%	8/15/18	11,700	12,685
United States Treasury
Note/Bond	3.750%	11/15/18	9,050	9,631
United States Treasury
Note/Bond	2.750%	2/15/19	500	494
United States Treasury
Note/Bond	8.875%	2/15/19	1,835	2,642
United States Treasury
Note/Bond	3.125%	5/15/19	800	809
United States Treasury
Note/Bond	3.625%	8/15/19	11,025	11,528
United States Treasury
Note/Bond	8.125%	8/15/19	195	272
United States Treasury
Note/Bond	3.375%	11/15/19	15,850	16,194
United States Treasury
Note/Bond	3.625%	2/15/20	12,625	13,116
United States Treasury
Note/Bond	8.500%	2/15/20	65	93
United States Treasury
Note/Bond	3.500%	5/15/20	3,240	3,323
United States Treasury
Note/Bond	2.625%	8/15/20	9,685	9,193
United States Treasury
Note/Bond	8.750%	8/15/20	9,225	13,490
United States Treasury
Note/Bond	2.625%	11/15/20	12,840	12,128
United States Treasury
Note/Bond	7.875%	2/15/21	2,880	4,022
United States Treasury
Note/Bond	8.125%	5/15/21	360	512
United States Treasury
Note/Bond	8.000%	11/15/21	1,070	1,515
United States Treasury
Note/Bond	7.625%	11/15/22	40	56
United States Treasury
Note/Bond	7.125%	2/15/23	1,690	2,271
United States Treasury
Note/Bond	6.250%	8/15/23	16,525	20,780
United States Treasury
Note/Bond	6.875%	8/15/25	3,825	5,114
United States Treasury
Note/Bond	6.000%	2/15/26	375	464
United States Treasury
Note/Bond	6.750%	8/15/26	5	7
United States Treasury
Note/Bond	6.500%	11/15/26	175	227

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury
	Note/Bond	6.625%	2/15/27	1,065	1,401
	United States Treasury
	Note/Bond	6.375%	8/15/27	2,160	2,780
	United States Treasury
	Note/Bond	5.500%	8/15/28	820	966
	United States Treasury
	Note/Bond	5.250%	11/15/28	535	613
	United States Treasury
	Note/Bond	5.250%	2/15/29	2,400	2,753
	United States Treasury
	Note/Bond	6.125%	8/15/29	930	1,176
	United States Treasury
	Note/Bond	6.250%	5/15/30	550	707
	United States Treasury
	Note/Bond	4.500%	2/15/36	500	518
	United States Treasury
	Note/Bond	4.750%	2/15/37	6,700	7,202
	United States Treasury
	Note/Bond	5.000%	5/15/37	2,775	3,097
	United States Treasury
	Note/Bond	4.375%	2/15/38	750	758
	United States Treasury
	Note/Bond	3.500%	2/15/39	250	216
	United States Treasury
	Note/Bond	4.250%	5/15/39	5,900	5,817
	United States Treasury
	Note/Bond	4.500%	8/15/39	16,616	17,080
	United States Treasury
	Note/Bond	4.375%	11/15/39	6,567	6,606
	United States Treasury
	Note/Bond	4.625%	2/15/40	2,350	2,463
	United States Treasury
	Note/Bond	4.375%	5/15/40	1,035	1,040
	United States Treasury
	Note/Bond	3.875%	8/15/40	12,365	11,399
					782,105
Agency Bonds and Notes (6.6%)
1	American Express Bank FSB	3.150%	12/9/11	500	513
1	Bank of America Corp.	2.100%	4/30/12	1,425	1,455
1	Bank of America Corp.	3.125%	6/15/12	700	725
1	Bank of America Corp.	2.375%	6/22/12	750	770
1	Bank of the West	2.150%	3/27/12	300	306
1	Citibank NA	1.625%	3/30/11	200	201
1	Citibank NA	1.875%	5/7/12	750	763
1	Citibank NA	1.750%	12/28/12	550	561
1	Citigroup Funding Inc.	2.000%	3/30/12	200	203
1	Citigroup Funding Inc.	2.125%	7/12/12	325	332
1	Citigroup Funding Inc.	1.875%	10/22/12	475	485
1	Citigroup Funding Inc.	2.250%	12/10/12	125	129
1	Citigroup Inc.	2.875%	12/9/11	175	179
1	Citigroup Inc.	2.125%	4/30/12	1,250	1,276
	Egypt Government AID Bonds	4.450%	9/15/15	650	713
	Federal Agricultural
	Mortgage Corp.	1.250%	12/6/13	75	74
	Federal Agricultural
	Mortgage Corp.	2.125%	9/15/15	75	75
2	Federal Farm Credit Bank	2.250%	4/24/12	2,675	2,735
2	Federal Farm Credit Bank	2.125%	6/18/12	375	384
2	Federal Farm Credit Bank	4.500%	10/17/12	100	107
2	Federal Farm Credit Bank	1.875%	12/7/12	250	255
2	Federal Farm Credit Bank	1.750%	2/21/13	225	229
2	Federal Farm Credit Bank	1.375%	6/25/13	150	152
2	Federal Farm Credit Bank	3.875%	10/7/13	150	161
2	Federal Farm Credit Bank	2.625%	4/17/14	250	260
2	Federal Farm Credit Bank	3.000%	9/22/14	300	315
2	Federal Farm Credit Bank	1.500%	11/16/15	200	193
2	Federal Farm Credit Bank	4.875%	12/16/15	175	196
2	Federal Farm Credit Bank	5.125%	8/25/16	225	255
2	Federal Farm Credit Bank	4.875%	1/17/17	250	280
2	Federal Farm Credit Bank	5.150%	11/15/19	500	561

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Federal Home Loan
	Bank of Chicago	5.625%	6/13/16	75	80
2	Federal Home Loan Banks	2.250%	4/13/12	4,000	4,091
2	Federal Home Loan Banks	1.125%	5/18/12	250	252
2	Federal Home Loan Banks	1.375%	6/8/12	200	202
2	Federal Home Loan Banks	1.875%	6/20/12	950	968
2	Federal Home Loan Banks	0.875%	8/22/12	3,325	3,339
2	Federal Home Loan Banks	1.750%	8/22/12	1,475	1,502
2	Federal Home Loan Banks	1.625%	9/26/12	400	407
2	Federal Home Loan Banks	1.500%	1/16/13	1,850	1,878
2	Federal Home Loan Banks	3.375%	2/27/13	300	317
2	Federal Home Loan Banks	1.625%	3/20/13	450	458
2	Federal Home Loan Banks	3.875%	6/14/13	175	188
2	Federal Home Loan Banks	1.875%	6/21/13	2,565	2,624
2	Federal Home Loan Banks	5.125%	8/14/13	530	586
2	Federal Home Loan Banks	4.000%	9/6/13	825	890
2	Federal Home Loan Banks	5.250%	9/13/13	875	970
2	Federal Home Loan Banks	4.500%	9/16/13	700	764
2	Federal Home Loan Banks	3.625%	10/18/13	475	508
2	Federal Home Loan Banks	4.875%	11/27/13	675	747
2	Federal Home Loan Banks	3.125%	12/13/13	250	264
2	Federal Home Loan Banks	0.875%	12/27/13	800	793
2	Federal Home Loan Banks	2.500%	6/13/14	375	388
2	Federal Home Loan Banks	5.500%	8/13/14	700	799
2	Federal Home Loan Banks	4.500%	11/14/14	350	388
2	Federal Home Loan Banks	2.750%	12/12/14	200	208
2	Federal Home Loan Banks	5.375%	5/18/16	1,800	2,082
2	Federal Home Loan Banks	5.125%	10/19/16	525	596
2	Federal Home Loan Banks	4.750%	12/16/16	1,200	1,344
2	Federal Home Loan Banks	4.875%	5/17/17	550	619
2	Federal Home Loan Banks	5.000%	11/17/17	225	255
2	Federal Home Loan Banks	5.375%	8/15/18	150	172
2	Federal Home Loan Banks	4.125%	3/13/20	175	182
2	Federal Home Loan Banks	5.250%	12/11/20	425	480
2	Federal Home Loan Banks	5.625%	6/11/21	35	41
2	Federal Home Loan
	Mortgage Corp.	5.750%	1/15/12	2,250	2,374
2	Federal Home Loan
	Mortgage Corp.	2.125%	3/23/12	800	816
2	Federal Home Loan
	Mortgage Corp.	1.750%	6/15/12	800	814
2	Federal Home Loan
	Mortgage Corp.	5.125%	7/15/12	500	535
2	Federal Home Loan
	Mortgage Corp.	5.500%	8/20/12	2,000	2,159
2	Federal Home Loan
	Mortgage Corp.	1.000%	8/28/12	1,200	1,205
2	Federal Home Loan
	Mortgage Corp.	2.125%	9/21/12	4,250	4,357
2	Federal Home Loan
	Mortgage Corp.	4.625%	10/25/12	1,075	1,151
2	Federal Home Loan
	Mortgage Corp.	0.375%	11/30/12	500	497
2	Federal Home Loan
	Mortgage Corp.	4.125%	12/21/12	425	453
2	Federal Home Loan
	Mortgage Corp.	0.625%	12/28/12	1,150	1,148
2	Federal Home Loan
	Mortgage Corp.	0.750%	12/28/12	1,000	1,001
2	Federal Home Loan
	Mortgage Corp.	1.375%	1/9/13	650	658
2	Federal Home Loan
	Mortgage Corp.	1.625%	4/15/13	3,500	3,562
2	Federal Home Loan
	Mortgage Corp.	3.750%	6/28/13	600	641
2	Federal Home Loan
	Mortgage Corp.	4.500%	7/15/13	275	299
2	Federal Home Loan
	Mortgage Corp.	4.125%	9/27/13	200	216
2	Federal Home Loan
	Mortgage Corp.	0.875%	10/28/13	300	298

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Federal Home Loan
	Mortgage Corp.	4.875%	11/15/13	300	332
2	Federal Home Loan
	Mortgage Corp.	2.500%	1/7/14	275	285
2	Federal Home Loan
	Mortgage Corp.	4.500%	1/15/14	700	768
2	Federal Home Loan
	Mortgage Corp.	2.500%	4/23/14	2,775	2,877
2	Federal Home Loan
	Mortgage Corp.	5.000%	7/15/14	2,225	2,494
2	Federal Home Loan
	Mortgage Corp.	3.000%	7/28/14	2,000	2,105
2	Federal Home Loan
	Mortgage Corp.	2.875%	2/9/15	575	599
2	Federal Home Loan
	Mortgage Corp.	1.750%	9/10/15	700	688
2	Federal Home Loan
	Mortgage Corp.	5.250%	4/18/16	625	712
2	Federal Home Loan
	Mortgage Corp.	5.500%	7/18/16	375	433
2	Federal Home Loan
	Mortgage Corp.	5.125%	11/17/17	200	227
2	Federal Home Loan
	Mortgage Corp.	4.875%	6/13/18	550	614
2	Federal Home Loan
	Mortgage Corp.	3.750%	3/27/19	1,250	1,295
2	Federal Home Loan
	Mortgage Corp.	6.750%	9/15/29	400	509
2	Federal Home Loan
	Mortgage Corp.	6.750%	3/15/31	1,525	1,950
2	Federal Home Loan
	Mortgage Corp.	6.250%	7/15/32	250	305
2	Federal National
	Mortgage Assn.	2.000%	1/9/12	1,000	1,017
2	Federal National
	Mortgage Assn.	6.125%	3/15/12	1,450	1,549
2	Federal National
	Mortgage Assn.	1.000%	4/4/12	1,200	1,208
2	Federal National
	Mortgage Assn.	1.875%	4/20/12	325	331
2	Federal National
	Mortgage Assn.	4.875%	5/18/12	750	795
2	Federal National
	Mortgage Assn.	1.250%	6/22/12	70	71
2	Federal National
	Mortgage Assn.	1.125%	7/30/12	1,050	1,059
2	Federal National
	Mortgage Assn.	5.250%	8/1/12	150	160
2	Federal National
	Mortgage Assn.	4.375%	9/15/12	1,950	2,073
2	Federal National
	Mortgage Assn.	0.625%	9/24/12	400	400
2	Federal National
	Mortgage Assn.	0.375%	12/28/12	650	646
2	Federal National
	Mortgage Assn.	3.625%	2/12/13	2,350	2,490
2	Federal National
	Mortgage Assn.	4.750%	2/21/13	600	649
2	Federal National
	Mortgage Assn.	4.375%	3/15/13	250	269
2	Federal National
	Mortgage Assn.	4.625%	5/1/13	750	808
2	Federal National
	Mortgage Assn.	1.750%	5/7/13	350	357
2	Federal National
	Mortgage Assn.	1.250%	8/20/13	275	277
2	Federal National
	Mortgage Assn.	4.625%	10/15/13	2,975	3,261
2	Federal National
	Mortgage Assn.	2.875%	12/11/13	625	656

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Federal National
	Mortgage Assn.	0.750%	12/18/13	1,150	1,136
2	Federal National
	Mortgage Assn.	2.750%	2/5/14	1,500	1,568
2	Federal National
	Mortgage Assn.	2.750%	3/13/14	2,425	2,535
2	Federal National
	Mortgage Assn.	2.500%	5/15/14	450	466
2	Federal National
	Mortgage Assn.	3.000%	9/16/14	450	473
2	Federal National
	Mortgage Assn.	4.625%	10/15/14	725	804
2	Federal National
	Mortgage Assn.	2.625%	11/20/14	2,900	3,005
2	Federal National
	Mortgage Assn.	2.375%	7/28/15	2,250	2,281
2	Federal National
	Mortgage Assn.	4.375%	10/15/15	1,725	1,897
2	Federal National
	Mortgage Assn.	1.625%	10/26/15	600	585
2	Federal National
	Mortgage Assn.	5.250%	9/15/16	1,150	1,312
2	Federal National
	Mortgage Assn.	4.875%	12/15/16	500	560
2	Federal National
	Mortgage Assn.	5.000%	2/13/17	1,925	2,172
2	Federal National
	Mortgage Assn.	5.000%	5/11/17	2,000	2,257
2	Federal National
	Mortgage Assn.	5.375%	6/12/17	1,000	1,150
2	Federal National
	Mortgage Assn.	6.250%	5/15/29	175	212
2	Federal National
	Mortgage Assn.	7.125%	1/15/30	925	1,228
2	Federal National
	Mortgage Assn.	7.250%	5/15/30	300	402
2	Federal National
	Mortgage Assn.	6.625%	11/15/30	300	379
2	Federal National
	Mortgage Assn.	5.625%	7/15/37	425	476
	Financing Corp. Fico	9.650%	11/2/18	225	323
1	General Electric Capital Corp.	1.800%	3/11/11	750	752
1	General Electric Capital Corp.	3.000%	12/9/11	1,150	1,178
1	General Electric Capital Corp.	2.250%	3/12/12	425	434
1	General Electric Capital Corp.	2.200%	6/8/12	900	920
1	General Electric Capital Corp.	2.125%	12/21/12	475	487
1	General Electric Capital Corp.	2.625%	12/28/12	350	363
1	Goldman Sachs Group Inc.	1.700%	3/15/11	300	301
1	Goldman Sachs Group Inc.	2.150%	3/15/12	175	179
1	Goldman Sachs Group Inc.	3.250%	6/15/12	625	649
1	HSBC USA Inc.	3.125%	12/16/11	375	385
	Israel Government AID Bond	5.500%	9/18/23	150	172
	Israel Government AID Bond	5.500%	12/4/23	50	57
	Israel Government AID Bond	5.500%	4/26/24	325	373
1	JPMorgan Chase & Co.	1.650%	2/23/11	500	501
1	JPMorgan Chase & Co.	3.125%	12/1/11	275	282
1	JPMorgan Chase & Co.	2.200%	6/15/12	500	511
1	JPMorgan Chase & Co.	2.125%	6/22/12	350	358
1	JPMorgan Chase & Co.	2.125%	12/26/12	825	848
1	Morgan Stanley	3.250%	12/1/11	800	821
1	Morgan Stanley	1.950%	6/20/12	725	739
	Private Export Funding Corp.	3.050%	10/15/14	250	262
	Private Export Funding Corp.	2.250%	12/15/17	125	118
	Private Export Funding Corp.	4.375%	3/15/19	200	214
	Private Export Funding Corp.	4.300%	12/15/21	75	77
1	Sovereign Bank	2.750%	1/17/12	200	205
1	State Street Corp.	2.150%	4/30/12	325	332
2	Tennessee Valley Authority	5.500%	7/18/17	275	317
2	Tennessee Valley Authority	4.500%	4/1/18	175	190
2	Tennessee Valley Authority	6.750%	11/1/25	50	64
2	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,311

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Tennessee Valley Authority	4.650%	6/15/35	175	172
2	Tennessee Valley Authority	5.880%	4/1/36	250	289
2	Tennessee Valley Authority	5.500%	6/15/38	100	109
2	Tennessee Valley Authority	5.250%	9/15/39	225	238
2	Tennessee Valley Authority	4.875%	1/15/48	100	99
2	Tennessee Valley Authority	5.375%	4/1/56	50	53
2	Tennessee Valley Authority	4.625%	9/15/60	100	93
3	US Central Federal
	Credit Union	1.900%	10/19/12	250	255
1	Wells Fargo & Co.	3.000%	12/9/11	850	871
1	Wells Fargo & Co.	2.125%	6/15/12	275	281
3	Western Corporate
	Federal Credit Union	1.750%	11/2/12	125	127
					141,886
Conventional Mortgage-Backed Securities (26.5%)
[2,4]	Fannie Mae Pool	3.500%	1/1/26–
			12/1/40	7,475	7,447
[2,4]	Fannie Mae Pool	4.000%	8/1/11–
			1/1/41	32,734	33,203
[2,4]	Fannie Mae Pool	4.500%	9/1/11–
			9/1/40	40,178	41,796
[2,4]	Fannie Mae Pool	5.000%	1/1/12–
			7/1/39	54,053	57,306
[2,4]	Fannie Mae Pool	5.500%	9/1/14–
			1/1/41	53,902	58,114
[2,4]	Fannie Mae Pool	6.000%	8/1/11–
			1/1/41	39,514	43,269
[2,4]	Fannie Mae Pool	6.500%	5/1/11–
			1/1/39	13,140	14,729
[2,4]	Fannie Mae Pool	7.000%	2/1/11–
			11/1/37	3,443	3,903
[2,4]	Fannie Mae Pool	7.500%	11/1/11–
			7/1/32	197	223
[2,4]	Fannie Mae Pool	8.000%	11/1/11–
			11/1/30	73	87
[2,4]	Fannie Mae Pool	8.500%	7/1/22–
			4/1/31	33	37
[2,4]	Fannie Mae Pool	9.000%	7/1/22–
			12/1/24	4	5
[2,4]	Fannie Mae Pool	9.500%	12/1/18–
			2/1/25	6	6
[2,4]	Fannie Mae Pool	10.000%	8/1/20–
			8/1/21	2	2
[2,4]	Fannie Mae Pool	10.500%	8/1/20	—	1
[2,4]	Freddie Mac Gold Pool	3.500%	1/1/26	2,150	2,163
[2,4]	Freddie Mac Gold Pool	4.000%	7/1/18–
			1/1/41	21,883	22,227
[2,4]	Freddie Mac Gold Pool	4.500%	1/1/18–
			1/1/41	30,700	31,809
[2,4]	Freddie Mac Gold Pool	5.000%	10/1/17–
			1/1/41	36,917	38,955
[2,4]	Freddie Mac Gold Pool	5.500%	12/1/13–
			7/1/39	40,279	43,145
[2,4]	Freddie Mac Gold Pool	6.000%	5/1/12–
			10/1/39	25,443	27,705
[2,4]	Freddie Mac Gold Pool	6.500%	3/1/12–
			4/1/39	6,684	7,457
[2,4]	Freddie Mac Gold Pool	7.000%	4/1/11–
			2/1/37	1,886	2,115
[2,4]	Freddie Mac Gold Pool	7.500%	11/1/11–
			12/1/30	129	145
[2,4]	Freddie Mac Gold Pool	8.000%	12/1/15–
			7/1/30	119	135
[2,4]	Freddie Mac Gold Pool	8.500%	3/1/23–
			11/1/30	57	65
[2,4]	Freddie Mac Gold Pool	9.000%	5/1/27–
			5/1/30	6	7
[2,4]	Freddie Mac Gold Pool	9.500%	1/1/25	1	1
[2,4]	Freddie Mac Gold Pool	10.000%	3/1/17	2	3
[2,4]	Freddie Mac Non Gold Pool	10.000%	11/1/19	1	1

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Ginnie Mae I Pool	4.000%	4/15/39–
			1/1/41	7,618	7,671
4	Ginnie Mae I Pool	4.500%	8/15/18–
			1/1/41	20,333	21,130
4	Ginnie Mae I Pool	5.000%	1/15/18–
			1/1/41	20,407	21,730
4	Ginnie Mae I Pool	5.500%	6/15/18–
			1/1/41	13,197	14,345
4	Ginnie Mae I Pool	6.000%	4/15/11–
			9/15/40	9,325	10,377
4	Ginnie Mae I Pool	6.500%	5/15/13–
			2/15/39	3,321	3,760
4	Ginnie Mae I Pool	7.000%	11/15/11–
			1/15/32	332	377
4	Ginnie Mae I Pool	7.500%	6/15/12–
			1/15/31	149	170
4	Ginnie Mae I Pool	8.000%	2/15/22–
			10/15/30	101	110
4	Ginnie Mae I Pool	8.500%	2/15/22–
			7/15/30	23	27
4	Ginnie Mae I Pool	9.000%	4/15/16–
			7/15/30	20	23
4	Ginnie Mae I Pool	9.500%	4/15/17–
			12/15/21	7	8
4	Ginnie Mae I Pool	10.000%	5/15/20	1	1
4	Ginnie Mae I Pool	10.500%	5/15/19	10	12
4	Ginnie Mae II Pool	4.000%	12/20/40	2,450	2,474
4	Ginnie Mae II Pool	4.500%	4/20/40–
			1/1/41	18,031	18,742
4	Ginnie Mae II Pool	5.000%	3/20/18–
			8/20/40	17,006	18,124
4	Ginnie Mae II Pool	5.500%	6/20/34–
			11/20/39	6,538	7,092
4	Ginnie Mae II Pool	6.000%	3/20/33–
			7/20/39	4,778	5,278
4	Ginnie Mae II Pool	6.500%	12/20/35–
			12/20/37	1,688	1,908
4	Ginnie Mae II Pool	7.000%	8/20/36–
			4/20/38	153	174
					569,594
Nonconventional Mortgage-Backed Securities (1.1%)
[2,4]	Fannie Mae Pool	2.330%	11/1/35	137	145
[2,4]	Fannie Mae Pool	2.439%	10/1/34	89	92
[2,4]	Fannie Mae Pool	2.456%	11/1/34	100	102
[2,4]	Fannie Mae Pool	2.581%	10/1/40	445	453
[2,4]	Fannie Mae Pool	2.642%	9/1/34	35	37
[2,4]	Fannie Mae Pool	2.684%	1/1/35	222	232
[2,4]	Fannie Mae Pool	2.685%	11/1/33	49	52
[2,4]	Fannie Mae Pool	2.909%	12/1/35	349	361
[2,4]	Fannie Mae Pool	2.988%	4/1/36	192	200
[2,4]	Fannie Mae Pool	2.993%	12/1/35	398	418
[2,4]	Fannie Mae Pool	3.064%	9/1/35	114	118
[2,4]	Fannie Mae Pool	3.101%	12/1/40	349	361
[2,4]	Fannie Mae Pool	3.199%	8/1/40	406	421
[2,4]	Fannie Mae Pool	3.201%	12/1/40	300	311
[2,4]	Fannie Mae Pool	3.224%	9/1/40	439	455
[2,4]	Fannie Mae Pool	3.256%	10/1/40	540	561
[2,4]	Fannie Mae Pool	3.298%	1/1/40	256	266
[2,4]	Fannie Mae Pool	3.403%	5/1/40	211	219
[2,4]	Fannie Mae Pool	3.527%	3/1/40	569	593
[2,4]	Fannie Mae Pool	3.629%	8/1/35	451	463
[2,4]	Fannie Mae Pool	4.147%	5/1/34	52	53
[2,4]	Fannie Mae Pool	4.319%	12/1/35	248	262
[2,4]	Fannie Mae Pool	4.511%	2/1/36	57	59
[2,4]	Fannie Mae Pool	4.542%	11/1/34	211	222
[2,4]	Fannie Mae Pool	4.624%	8/1/35	452	474
[2,4]	Fannie Mae Pool	4.648%	9/1/34	141	151
[2,4]	Fannie Mae Pool	4.803%	6/1/34	88	93
[2,4]	Fannie Mae Pool	4.956%	8/1/37	348	366
[2,4]	Fannie Mae Pool	5.032%	12/1/33	76	80
[2,4]	Fannie Mae Pool	5.099%	3/1/37	171	181

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,4]	Fannie Mae Pool	5.114%	3/1/38	265	282
[2,4]	Fannie Mae Pool	5.172%	8/1/38	21	22
[2,4]	Fannie Mae Pool	5.266%	7/1/38	28	30
[2,4]	Fannie Mae Pool	5.344%	12/1/35	201	213
[2,4]	Fannie Mae Pool	5.466%	1/1/37	143	150
[2,4]	Fannie Mae Pool	5.566%	1/1/36	95	100
[2,4]	Fannie Mae Pool	5.569%	2/1/37	303	323
[2,4]	Fannie Mae Pool	5.584%	5/1/36	126	134
[2,4]	Fannie Mae Pool	5.623%	6/1/37	101	105
[2,4]	Fannie Mae Pool	5.626%	7/1/36	69	73
[2,4]	Fannie Mae Pool	5.643%	2/1/37	368	391
[2,4]	Fannie Mae Pool	5.644%	3/1/37	141	149
[2,4]	Fannie Mae Pool	5.650%	3/1/37	398	420
[2,4]	Fannie Mae Pool	5.652%	3/1/37	515	544
[2,4]	Fannie Mae Pool	5.669%	9/1/36	92	96
[2,4]	Fannie Mae Pool	5.720%	12/1/37	348	374
[2,4]	Fannie Mae Pool	5.723%	4/1/37	89	94
[2,4]	Fannie Mae Pool	5.735%	4/1/37	172	184
[2,4]	Fannie Mae Pool	5.757%	4/1/36	172	178
[2,4]	Fannie Mae Pool	5.789%	11/1/36	307	328
[2,4]	Fannie Mae Pool	5.828%	9/1/36	443	470
[2,4]	Fannie Mae Pool	5.882%	8/1/37	163	170
[2,4]	Fannie Mae Pool	5.921%	6/1/36	26	28
[2,4]	Fannie Mae Pool	5.974%	10/1/37	211	226
[2,4]	Fannie Mae Pool	6.308%	9/1/37	160	171
[2,4]	Freddie Mac Non Gold Pool	2.490%	12/1/34	216	225
[2,4]	Freddie Mac Non Gold Pool	2.592%	12/1/34	134	141
[2,4]	Freddie Mac Non Gold Pool	2.643%	9/1/34	125	131
[2,4]	Freddie Mac Non Gold Pool	2.658%	12/1/40	375	382
[2,4]	Freddie Mac Non Gold Pool	2.789%	11/1/40	422	432
[2,4]	Freddie Mac Non Gold Pool	2.938%	1/1/35	13	14
[2,4]	Freddie Mac Non Gold Pool	3.153%	11/1/40	350	362
[2,4]	Freddie Mac Non Gold Pool	3.309%	6/1/40	428	444
[2,4]	Freddie Mac Non Gold Pool	3.339%	4/1/40	292	304
[2,4]	Freddie Mac Non Gold Pool	3.376%	5/1/40	211	219
[2,4]	Freddie Mac Non Gold Pool	3.430%	5/1/40	197	205
[2,4]	Freddie Mac Non Gold Pool	3.482%	3/1/36	202	211
[2,4]	Freddie Mac Non Gold Pool	3.555%	6/1/40	327	341
[2,4]	Freddie Mac Non Gold Pool	3.599%	6/1/40	624	646
[2,4]	Freddie Mac Non Gold Pool	3.623%	1/1/40	308	322
[2,4]	Freddie Mac Non Gold Pool	4.594%	7/1/35	124	130
[2,4]	Freddie Mac Non Gold Pool	4.602%	11/1/34	161	172
[2,4]	Freddie Mac Non Gold Pool	5.028%	5/1/35	198	209
[2,4]	Freddie Mac Non Gold Pool	5.272%	3/1/38	315	335
[2,4]	Freddie Mac Non Gold Pool	5.311%	3/1/36	216	223
[2,4]	Freddie Mac Non Gold Pool	5.339%	12/1/35	149	158
[2,4]	Freddie Mac Non Gold Pool	5.413%	4/1/37	286	302
[2,4]	Freddie Mac Non Gold Pool	5.427%	3/1/37	191	204
[2,4]	Freddie Mac Non Gold Pool	5.500%	2/1/36	170	180
[2,4]	Freddie Mac Non Gold Pool	5.526%	5/1/36	177	185
[2,4]	Freddie Mac Non Gold Pool	5.544%	4/1/37	201	214
[2,4]	Freddie Mac Non Gold Pool	5.613%	4/1/37	129	135
[2,4]	Freddie Mac Non Gold Pool	5.619%	7/1/36	126	133
[2,4]	Freddie Mac Non Gold Pool	5.630%	12/1/36	252	264
[2,4]	Freddie Mac Non Gold Pool	5.674%	3/1/37	394	415
[2,4]	Freddie Mac Non Gold Pool	5.702%	6/1/37	524	556
[2,4]	Freddie Mac Non Gold Pool	5.714%	9/1/36	643	685
[2,4]	Freddie Mac Non Gold Pool	5.780%	5/1/36	105	113
[2,4]	Freddie Mac Non Gold Pool	5.837%	10/1/37	257	273
[2,4]	Freddie Mac Non Gold Pool	5.841%	12/1/36	111	119
[2,4]	Freddie Mac Non Gold Pool	5.851%	5/1/37	225	240
[2,4]	Freddie Mac Non Gold Pool	5.855%	8/1/37	182	194
[2,4]	Freddie Mac Non Gold Pool	5.983%	10/1/37	51	55
[2,4]	Freddie Mac Non Gold Pool	6.097%	12/1/36	205	219
[2,4]	Freddie Mac Non Gold Pool	6.186%	6/1/37	109	115
[2,4]	Freddie Mac Non Gold Pool	6.410%	2/1/37	96	103
					23,366
Total U.S. Government and Agency Obligations
(Cost $1,474,244)					1,516,951

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (3.8%)
4	Banc of America Commercial
	Mortgage Inc.	6.503%	4/15/36	306	307
4	Banc of America Commercial
	Mortgage Inc.	4.050%	11/10/38	28	29
4	Banc of America Commercial
	Mortgage Inc.	4.153%	11/10/38	50	52
4	Banc of America Commercial
	Mortgage Inc.	4.877%	7/10/42	510	540
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.060%	11/10/42	75	79
4	Banc of America Commercial
	Mortgage Inc.	4.727%	7/10/43	115	112
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.775%	5/10/45	85	81
4	Banc of America Commercial
	Mortgage Inc.	5.372%	9/10/45	475	515
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.421%	9/10/45	5	5
4	Banc of America Commercial
	Mortgage Inc.	5.115%	10/10/45	700	749
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.120%	10/10/45	700	715
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.176%	10/10/45	10	10
4	Banc of America Commercial
	Mortgage Inc.	5.634%	7/10/46	500	535
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.195%	9/10/47	50	52
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.195%	9/10/47	90	88
4	Banc of America Commercial
	Mortgage Inc.	5.414%	9/10/47	425	448
4	Banc of America Commercial
	Mortgage Inc.	5.448%	9/10/47	50	50
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.523%	1/15/49	75	63
[4,5]	Banc of America Commercial
	Mortgage Inc.	6.152%	2/10/51	725	787
6	Banco Bilbao Vizcaya
	Argentaria SA	5.750%	7/20/17	225	228
6	Bank of Scotland plc	5.250%	2/21/17	375	390
4	Bear Stearns Commercial
	Mortgage Securities	5.610%	11/15/33	1,034	1,055
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.512%	4/12/38	125	134
4	Bear Stearns Commercial
	Mortgage Securities	5.512%	4/12/38	175	190
4	Bear Stearns Commercial
	Mortgage Securities	4.830%	8/15/38	350	363
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.761%	9/11/38	150	156
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.761%	9/11/38	75	71
4	Bear Stearns Commercial
	Mortgage Securities	5.455%	3/11/39	125	136
4	Bear Stearns Commercial
	Mortgage Securities	4.680%	8/13/39	675	711
4	Bear Stearns Commercial
	Mortgage Securities	4.740%	3/13/40	200	210
4	Bear Stearns Commercial
	Mortgage Securities	5.664%	6/11/40	1,100	1,157
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.717%	6/11/40	75	55
4	Bear Stearns Commercial
	Mortgage Securities	4.750%	6/11/41	110	105
4	Bear Stearns Commercial
	Mortgage Securities	5.582%	9/11/41	95	97
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.568%	10/12/41	120	121

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Bear Stearns Commercial
	Mortgage Securities	4.521%	11/11/41	150	151
4	Bear Stearns Commercial
	Mortgage Securities	4.868%	11/11/41	60	60
4	Bear Stearns Commercial
	Mortgage Securities	5.742%	9/11/42	825	897
4	Bear Stearns Commercial
	Mortgage Securities	5.793%	9/11/42	175	189
4	Bear Stearns Commercial
	Mortgage Securities	5.127%	10/12/42	339	338
4	Bear Stearns Commercial
	Mortgage Securities	5.143%	10/12/42	600	651
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.513%	1/12/45	190	190
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.566%	1/12/45	100	94
4	Bear Stearns Commercial
	Mortgage Securities	5.694%	6/11/50	800	858
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.915%	6/11/50	200	201
4	Bear Stearns Commercial
	Mortgage Securities	5.613%	6/13/50	275	288
4	Bear Stearns Commercial
	Mortgage Securities	5.700%	6/13/50	400	412
4	Capital Auto Receivables
	Asset Trust	4.680%	10/15/12	237	241
4	Capital One Multi-Asset
	Execution Trust	5.300%	2/18/14	275	279
4	Capital One Multi-Asset
	Execution Trust	5.050%	12/17/18	1,000	1,103
4	Capital One Multi-Asset
	Execution Trust	5.750%	7/15/20	100	114
4	CDC Commercial
	Mortgage Trust	5.676%	11/15/30	203	207
4	Chase Issuance Trust	4.650%	3/15/15	1,000	1,077
4	Chase Issuance Trust	5.400%	7/15/15	250	275
6	Cie de Financement Foncier	2.125%	4/22/13	150	151
4	Citibank Credit Card
	Issuance Trust	5.450%	5/10/13	115	117
4	Citibank Credit Card
	Issuance Trust	4.900%	6/23/16	525	578
4	Citibank Credit Card
	Issuance Trust	4.150%	7/7/17	100	107
4	Citibank Credit Card
	Issuance Trust	5.650%	9/20/19	125	143
4	Citigroup Commercial
	Mortgage Trust	4.830%	5/15/43	25	26
[4,5]	Citigroup Commercial
	Mortgage Trust	5.728%	3/15/49	575	613
4	Citigroup Commercial
	Mortgage Trust	5.462%	10/15/49	100	103
4	Citigroup Commercial
	Mortgage Trust	5.482%	10/15/49	50	46
[4,5]	Citigroup Commercial
	Mortgage Trust	5.698%	12/10/49	600	634
[4,5]	Citigroup Commercial
	Mortgage Trust	5.698%	12/10/49	135	135
[4,5]	Citigroup Commercial
	Mortgage Trust	6.179%	12/10/49	190	194
[4,5]	Citigroup Commercial
	Mortgage Trust	6.179%	12/10/49	425	455
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.221%	7/15/44	760	824
[4,5]	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.222%	7/15/44	25	25
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.886%	11/15/44	500	523
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.648%	10/15/48	250	240
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.688%	10/15/48	75	66

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	650	672
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.322%	12/11/49	350	357
[4,6]	Commercial Mortgage
	Lease-Backed Certificates	6.746%	6/20/31	593	657
4	Commercial Mortgage
	Pass Through Certificates	4.084%	6/10/38	425	440
4	Commercial Mortgage
	Pass Through Certificates	4.715%	3/10/39	500	527
4	Commercial Mortgage
	Pass Through Certificates	5.116%	6/10/44	500	532
4	Commercial Mortgage
	Pass Through Certificates	5.764%	6/10/46	600	653
[4,5]	Commercial Mortgage
	Pass Through Certificates	5.789%	6/10/46	100	105
4	Commercial Mortgage
	Pass Through Certificates	5.248%	12/10/46	148	151
[4,5]	Commercial Mortgage
	Pass Through Certificates	5.815%	12/10/49	550	596
4	Countrywide Home Loan
	Mortgage Pass Through Trust	2.917%	5/25/33	111	89
[4,5]	Credit Suisse First Boston
	Mortgage Securities Corp.	4.750%	1/15/37	260	270
4	Credit Suisse First Boston
	Mortgage Securities Corp.	4.877%	4/15/37	25	22
[4,5]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.014%	2/15/38	130	138
[4,5]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.075%	2/15/38	85	83
4	Credit Suisse First Boston
	Mortgage Securities Corp.	3.936%	5/15/38	325	337
[4,5]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	50	50
4	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	700	744
[4,5]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.190%	8/15/38	75	74
[4,5]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.230%	12/15/40	85	82
4	Credit Suisse Mortgage
	Capital Certificates	5.825%	6/15/38	30	31
4	Credit Suisse Mortgage
	Capital Certificates	5.825%	6/15/38	400	432
4	Credit Suisse Mortgage
	Capital Certificates	5.538%	2/15/39	650	702
[4,5]	Credit Suisse Mortgage
	Capital Certificates	5.539%	2/15/39	200	202
[4,5]	Credit Suisse Mortgage
	Capital Certificates	5.539%	2/15/39	75	72
[4,5]	Credit Suisse Mortgage
	Capital Certificates	5.721%	6/15/39	850	866
4	Credit Suisse Mortgage
	Capital Certificates	5.509%	9/15/39	50	47
4	Credit Suisse Mortgage
	Capital Certificates	5.311%	12/15/39	450	468
4	Credit Suisse Mortgage
	Capital Certificates	5.383%	2/15/40	175	178
[4,5]	CW Capital Cobalt Ltd.	5.818%	5/15/46	500	520
4	Daimler Chrysler Auto Trust	3.700%	6/8/12	79	79
4	Discover Card Master Trust	5.650%	12/15/15	600	661
4	Discover Card Master Trust	5.650%	3/16/20	225	255
[4,5]	First Union Commercial
	Mortgage Trust	6.639%	10/15/35	106	111
4	First Union National Bank
	Commercial Mortgage	6.223%	12/12/33	281	288
4	Ford Credit Auto Owner Trust	4.370%	10/15/12	450	463
4	Ford Credit Auto Owner Trust	2.420%	11/15/14	125	128
4	Ford Credit Auto Owner Trust	2.150%	6/15/15	425	434
[4,5]	GE Capital Commercial
	Mortgage Corp.	5.335%	3/10/44	175	182

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5]	GE Capital Commercial
	Mortgage Corp.	5.335%	3/10/44	675	735
4	GMAC Commercial
	Mortgage Securities Inc.	4.079%	5/10/36	90	94
4	GMAC Commercial
	Mortgage Securities Inc.	4.908%	3/10/38	350	372
4	GMAC Commercial
	Mortgage Securities Inc.	4.646%	4/10/40	73	75
4	GMAC Commercial
	Mortgage Securities Inc.	4.864%	12/10/41	300	312
4	GMAC Commercial
	Mortgage Securities Inc.	4.754%	5/10/43	50	50
4	Greenwich Capital
	Commercial Funding Corp.	4.948%	1/11/35	100	105
4	Greenwich Capital
	Commercial Funding Corp.	5.317%	6/10/36	700	750
4	Greenwich Capital
	Commercial Funding Corp.	5.117%	4/10/37	232	234
4	Greenwich Capital
	Commercial Funding Corp.	5.224%	4/10/37	625	662
[4,5]	Greenwich Capital
	Commercial Funding Corp.	5.277%	4/10/37	150	151
[4,5]	Greenwich Capital
	Commercial Funding Corp.	5.883%	7/10/38	100	102
4	Greenwich Capital
	Commercial Funding Corp.	5.475%	3/10/39	50	50
4	Greenwich Capital
	Commercial Funding Corp.	4.799%	8/10/42	1,025	1,080
[4,5]	Greenwich Capital
	Commercial Funding Corp.	4.859%	8/10/42	50	50
4	GS Mortgage
	Securities Corp. II	5.506%	4/10/38	331	335
[4,5]	GS Mortgage
	Securities Corp. II	5.553%	4/10/38	350	377
[4,5]	GS Mortgage
	Securities Corp. II	5.622%	4/10/38	150	150
4	GS Mortgage
	Securities Corp. II	5.396%	8/10/38	600	641
4	Honda Auto Receivables
	Owner Trust	4.880%	9/18/14	225	230
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.050%	12/12/34	200	211
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.200%	7/12/35	208	211
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.654%	1/12/37	75	78
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.347%	8/12/37	50	48
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.824%	9/12/37	125	126
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.879%	1/12/38	1,022	1,082
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.404%	1/12/39	150	156
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.358%	6/12/41	500	529
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.697%	7/15/42	500	513
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.780%	7/15/42	105	105
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.322%	1/12/43	5	5
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.442%	12/12/44	75	74
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.491%	12/12/44	25	21
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.245%	12/15/44	105	109
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.324%	12/15/44	35	34

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.872%	4/15/45	90	82
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.872%	4/15/45	550	604
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.872%	4/15/45	40	41
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.593%	5/12/45	175	172
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.623%	5/12/45	50	43
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.440%	5/15/45	115	116
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.447%	5/15/45	200	207
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.440%	6/12/47	250	263
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.802%	6/15/49	349	361
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.817%	6/15/49	300	316
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.794%	2/12/51	935	1,005
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.855%	2/12/51	250	256
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.882%	2/15/51	275	287
4	LB-UBS Commercial
	Mortgage Trust	4.786%	10/15/29	700	733
4	LB-UBS Commercial
	Mortgage Trust	4.742%	2/15/30	310	325
4	LB-UBS Commercial
	Mortgage Trust	4.553%	7/15/30	23	23
4	LB-UBS Commercial
	Mortgage Trust	5.197%	11/15/30	250	269
4	LB-UBS Commercial
	Mortgage Trust	5.217%	2/15/31	75	76
4	LB-UBS Commercial
	Mortgage Trust	4.853%	9/15/31	475	498
4	LB-UBS Commercial
	Mortgage Trust	4.960%	12/15/31	100	106
4	LB-UBS Commercial
	Mortgage Trust	4.166%	5/15/32	575	601
[4,5]	LB-UBS Commercial
	Mortgage Trust	5.124%	11/15/32	225	241
[4,5]	LB-UBS Commercial
	Mortgage Trust	5.661%	3/15/39	475	506
4	LB-UBS Commercial
	Mortgage Trust	5.413%	9/15/39	60	60
4	LB-UBS Commercial
	Mortgage Trust	5.424%	2/15/40	75	79
4	LB-UBS Commercial
	Mortgage Trust	5.430%	2/15/40	575	595
4	LB-UBS Commercial
	Mortgage Trust	5.455%	2/15/40	125	123
[4,5]	LB-UBS Commercial
	Mortgage Trust	5.057%	9/15/40	50	48
[4,5]	LB-UBS Commercial
	Mortgage Trust	5.276%	2/15/41	75	68
[4,5]	LB-UBS Commercial
	Mortgage Trust	6.154%	4/15/41	130	126
4	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	950	995
4	Merrill Lynch Mortgage Trust	5.236%	11/12/35	275	290
4	Merrill Lynch Mortgage Trust	5.107%	7/12/38	20	21
4	Merrill Lynch Mortgage Trust	5.656%	5/12/39	200	216
[4,5]	Merrill Lynch Mortgage Trust	5.656%	5/12/39	50	51
4	Merrill Lynch Mortgage Trust	5.782%	8/12/43	125	129
[4,5]	Merrill Lynch Mortgage Trust	5.802%	8/12/43	75	67
[4,5]	Merrill Lynch Mortgage Trust	5.291%	1/12/44	350	375
[4,5]	Merrill Lynch Mortgage Trust	5.826%	6/12/50	750	792
[4,5]	Merrill Lynch Mortgage Trust	5.826%	6/12/50	85	82

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Merrill Lynch Mortgage Trust	5.690%	2/12/51	500	523
[4,5]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.514%	2/12/39	25	23
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.907%	6/12/46	900	984
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.456%	7/12/46	85	85
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.378%	8/12/48	965	960
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.590%	9/12/49	272	281
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.700%	9/12/49	425	442
4	Morgan Stanley Capital I	4.970%	4/14/40	517	546
[4,5]	Morgan Stanley Capital I	5.110%	6/15/40	465	493
4	Morgan Stanley Capital I	5.270%	6/13/41	200	210
[4,5]	Morgan Stanley Capital I	5.808%	8/12/41	50	52
4	Morgan Stanley Capital I	5.360%	11/12/41	200	199
[4,5]	Morgan Stanley Capital I	4.840%	12/13/41	35	34
4	Morgan Stanley Capital I	4.970%	12/15/41	425	451
4	Morgan Stanley Capital I	5.168%	1/14/42	125	133
[4,5]	Morgan Stanley Capital I	5.648%	6/11/42	150	162
[4,5]	Morgan Stanley Capital I	5.648%	6/11/42	50	51
4	Morgan Stanley Capital I	4.989%	8/13/42	225	239
[4,5]	Morgan Stanley Capital I	5.073%	8/13/42	95	91
4	Morgan Stanley Capital I	5.230%	9/15/42	625	670
4	Morgan Stanley Capital I	5.729%	10/15/42	240	263
[4,5]	Morgan Stanley Capital I	5.734%	10/15/42	100	97
[4,5]	Morgan Stanley Capital I	5.734%	10/15/42	20	21
[4,5]	Morgan Stanley Capital I	5.191%	11/14/42	650	700
4	Morgan Stanley Capital I	6.280%	1/11/43	475	521
4	Morgan Stanley Capital I	5.332%	12/15/43	200	213
[4,5]	Morgan Stanley Capital I	5.388%	3/12/44	775	832
[4,5]	Morgan Stanley Capital I	5.773%	7/12/44	125	129
[4,5]	Morgan Stanley Capital I	5.793%	7/12/44	115	109
4	Morgan Stanley Capital I	4.660%	9/13/45	100	105
[4,5]	Morgan Stanley Capital I	5.691%	4/15/49	125	117
[4,5]	Morgan Stanley Capital I	5.692%	4/15/49	450	466
[4,5]	Morgan Stanley Capital I	5.544%	11/12/49	100	102
4	Morgan Stanley Capital I	5.809%	12/12/49	425	448
[4,5]	Morgan Stanley Capital I	6.110%	12/12/49	125	127
4	Morgan Stanley Capital I	5.090%	10/12/52	124	124
[4,5]	Morgan Stanley Capital I	5.204%	10/12/52	150	157
4	Morgan Stanley Capital I	4.770%	7/15/56	85	82
4	Morgan Stanley
	Dean Witter Capital I	4.920%	3/12/35	700	736
4	Morgan Stanley
	Dean Witter Capital I	6.390%	10/15/35	220	226
4	Morgan Stanley
	Dean Witter Capital I	4.740%	11/13/36	515	540
4	Morgan Stanley
	Dean Witter Capital I	5.980%	1/15/39	826	863
6	Nationwide Building Society	5.500%	7/18/12	575	607
4	Nissan Auto Receivables
	Owner Trust	5.050%	11/17/14	175	183
6	Northern Rock Asset
	Management plc	5.625%	6/22/17	1,150	1,175
4	PG&E Energy
	Recovery Funding LLC	5.030%	3/25/14	248	255
4	PSE&G Transition
	Funding LLC	6.890%	12/15/17	600	715
6	Royal Bank of Canada	3.125%	4/14/15	225	233
[4,5]	TIAA Seasoned Commercial
	Mortgage Trust	6.049%	8/15/39	85	86
4	USAA Auto Owner Trust	4.710%	2/18/14	350	360
4	Wachovia Bank Commercial
	Mortgage Trust	4.440%	11/15/34	426	433
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.125%	8/15/35	115	122
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	4.964%	11/15/35	325	341

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Wachovia Bank Commercial
	Mortgage Trust	4.719%	1/15/41	95	95
4	Wachovia Bank Commercial
	Mortgage Trust	4.748%	2/15/41	425	456
4	Wachovia Bank Commercial
	Mortgage Trust	5.001%	7/15/41	108	109
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.305%	7/15/41	475	510
4	Wachovia Bank Commercial
	Mortgage Trust	4.803%	10/15/41	600	620
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.083%	3/15/42	250	267
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.224%	3/15/42	50	50
4	Wachovia Bank Commercial
	Mortgage Trust	5.118%	7/15/42	175	189
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.737%	5/15/43	375	406
4	Wachovia Bank Commercial
	Mortgage Trust	4.699%	5/15/44	800	846
4	Wachovia Bank Commercial
	Mortgage Trust	4.750%	5/15/44	35	35
4	Wachovia Bank Commercial
	Mortgage Trust	4.793%	5/15/44	75	70
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.204%	10/15/44	775	840
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.204%	10/15/44	35	33
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.270%	12/15/44	750	805
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.320%	12/15/44	50	51
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.956%	6/15/45	34	36
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.765%	7/15/45	440	472
4	Wachovia Bank Commercial
	Mortgage Trust	5.313%	11/15/48	350	364
4	Wachovia Bank Commercial
	Mortgage Trust	5.339%	11/15/48	150	151
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.368%	11/15/48	80	71
4	World Omni Auto
	Receivables Trust	3.940%	10/15/12	132	132
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $74,738)					81,529
Corporate Bonds (19.6%)
Finance (7.0%)
	Banking (4.6%)
	American Express Bank FSB	5.550%	10/17/12	250	267
	American Express Bank FSB	5.500%	4/16/13	350	377
	American Express
	Centurion Bank	5.950%	6/12/17	50	56
	American Express
	Centurion Bank	6.000%	9/13/17	625	701
	American Express Co.	7.250%	5/20/14	175	199
	American Express Co.	5.500%	9/12/16	100	110
	American Express Co.	6.150%	8/28/17	100	113
	American Express Co.	7.000%	3/19/18	675	785
	American Express Co.	8.125%	5/20/19	175	216
	American Express Co.	8.150%	3/19/38	50	68
4	American Express Co.	6.800%	9/1/66	200	200
	American Express Credit Corp.	5.875%	5/2/13	700	762
	American Express Credit Corp.	5.125%	8/25/14	50	54
	Banco Santander Chile	2.875%	11/13/12	50	50
	Bank of America Corp.	5.375%	9/11/12	200	210
	Bank of America Corp.	4.875%	9/15/12	250	261
	Bank of America Corp.	4.875%	1/15/13	300	313
	Bank of America Corp.	4.900%	5/1/13	475	495
	Bank of America Corp.	7.375%	5/15/14	275	307

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Bank of America Corp.	5.375%	6/15/14	120	126
	Bank of America Corp.	5.125%	11/15/14	1,430	1,501
	Bank of America Corp.	4.500%	4/1/15	200	204
	Bank of America Corp.	4.750%	8/1/15	500	516
	Bank of America Corp.	3.700%	9/1/15	350	348
	Bank of America Corp.	5.250%	12/1/15	75	76
	Bank of America Corp.	6.500%	8/1/16	375	407
	Bank of America Corp.	5.750%	8/15/16	100	103
	Bank of America Corp.	5.420%	3/15/17	125	125
	Bank of America Corp.	5.750%	12/1/17	175	181
	Bank of America Corp.	5.650%	5/1/18	975	1,007
	Bank of America Corp.	7.625%	6/1/19	300	346
	Bank of America NA	5.300%	3/15/17	1,125	1,143
	Bank of Montreal	2.125%	6/28/13	150	153
	Bank of New York Mellon Corp.	6.375%	4/1/12	100	107
	Bank of New York Mellon Corp.	4.950%	11/1/12	300	322
	Bank of New York Mellon Corp.	4.500%	4/1/13	50	54
	Bank of New York Mellon Corp.	4.300%	5/15/14	150	160
	Bank of New York Mellon Corp.	4.950%	3/15/15	200	217
	Bank of New York Mellon Corp.	5.450%	5/15/19	200	221
	Bank of Nova Scotia	2.250%	1/22/13	200	204
	Bank of Nova Scotia	2.375%	12/17/13	425	437
	Bank One Corp.	5.250%	1/30/13	50	53
	Bank One Corp.	4.900%	4/30/15	100	105
	Barclays Bank plc	2.500%	1/23/13	200	204
	Barclays Bank plc	5.200%	7/10/14	600	646
	Barclays Bank plc	3.900%	4/7/15	400	414
	Barclays Bank plc	5.000%	9/22/16	175	186
	Barclays Bank plc	5.125%	1/8/20	650	668
	BB&T Capital Trust II	6.750%	6/7/36	175	175
4	BB&T Capital Trust IV	6.820%	6/12/57	25	25
	BB&T Corp.	3.850%	7/27/12	125	130
	BB&T Corp.	4.750%	10/1/12	250	264
	BB&T Corp.	5.700%	4/30/14	75	82
	BB&T Corp.	5.200%	12/23/15	625	671
	BB&T Corp.	4.900%	6/30/17	75	77
	BB&T Corp.	6.850%	4/30/19	100	116
	Bear Stearns Cos. LLC	5.350%	2/1/12	50	52
	Bear Stearns Cos. LLC	5.700%	11/15/14	550	603
	Bear Stearns Cos. LLC	5.300%	10/30/15	50	54
	Bear Stearns Cos. LLC	5.550%	1/22/17	650	689
	Bear Stearns Cos. LLC	6.400%	10/2/17	400	457
	Bear Stearns Cos. LLC	7.250%	2/1/18	325	385
	BNP Paribas	3.250%	3/11/15	50	51
	BNP Paribas / BNP Paribas
	US Medium-Term Note
	Program LLC	2.125%	12/21/12	400	407
	BNY Mellon NA	4.750%	12/15/14	50	54
	Branch Banking & Trust Co.	5.625%	9/15/16	175	191
	Canadian Imperial
	Bank of Commerce	1.450%	9/13/13	75	75
	Capital One Bank USA NA	8.800%	7/15/19	900	1,111
	Capital One Capital III	7.686%	8/15/36	125	126
	Capital One Capital IV	6.745%	2/17/37	75	74
	Capital One Capital V	10.250%	8/15/39	50	53
	Capital One Capital VI	8.875%	5/15/40	50	52
	Capital One Financial Corp.	4.800%	2/21/12	100	104
	Capital One Financial Corp.	5.500%	6/1/15	25	27
	Capital One Financial Corp.	6.150%	9/1/16	125	135
	Capital One Financial Corp.	5.250%	2/21/17	50	52
	Capital One Financial Corp.	6.750%	9/15/17	75	85
[4,6]	Citicorp Lease
	Pass-Through Trust 1999-1	8.040%	12/15/19	500	575
	Citigroup Inc.	5.100%	9/29/11	425	439
	Citigroup Inc.	5.250%	2/27/12	225	235
	Citigroup Inc.	5.500%	8/27/12	50	53
	Citigroup Inc.	5.625%	8/27/12	325	342
	Citigroup Inc.	5.300%	10/17/12	1,000	1,061
	Citigroup Inc.	5.500%	4/11/13	675	722

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Citigroup Inc.	6.500%	8/19/13	500	548
	Citigroup Inc.	6.000%	12/13/13	350	383
	Citigroup Inc.	5.125%	5/5/14	100	106
	Citigroup Inc.	6.375%	8/12/14	50	55
	Citigroup Inc.	5.000%	9/15/14	975	1,008
	Citigroup Inc.	5.500%	10/15/14	300	323
	Citigroup Inc.	6.010%	1/15/15	200	220
	Citigroup Inc.	4.750%	5/19/15	200	210
	Citigroup Inc.	4.700%	5/29/15	50	52
	Citigroup Inc.	4.587%	12/15/15	200	208
	Citigroup Inc.	5.300%	1/7/16	225	240
	Citigroup Inc.	6.000%	8/15/17	225	247
	Citigroup Inc.	6.125%	11/21/17	575	634
	Citigroup Inc.	6.125%	5/15/18	225	246
	Citigroup Inc.	8.500%	5/22/19	300	373
	Citigroup Inc.	5.375%	8/9/20	50	52
	Citigroup Inc.	6.625%	6/15/32	100	100
	Citigroup Inc.	5.875%	2/22/33	250	229
	Citigroup Inc.	6.000%	10/31/33	325	309
	Citigroup Inc.	6.125%	8/25/36	100	96
	Citigroup Inc.	5.875%	5/29/37	325	320
	Citigroup Inc.	6.875%	3/5/38	400	445
	Citigroup Inc.	8.125%	7/15/39	575	732
	Comerica Bank	5.750%	11/21/16	225	246
	Comerica Bank	5.200%	8/22/17	75	78
	Compass Bank	6.400%	10/1/17	75	76
	Compass Bank	5.900%	4/1/26	50	41
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank
	BA/Netherlands	2.125%	10/13/15	125	121
6	Corestates Capital I	8.000%	12/15/26	600	601
	Countrywide Financial Corp.	6.250%	5/15/16	125	128
	Credit Suisse	5.000%	5/15/13	265	285
	Credit Suisse	3.500%	3/23/15	525	537
	Credit Suisse	5.300%	8/13/19	250	264
	Credit Suisse	4.375%	8/5/20	450	440
4	Credit Suisse	5.860%	5/15/49	225	212
	Credit Suisse AG	5.400%	1/14/20	675	689
	Credit Suisse USA Inc.	6.500%	1/15/12	275	291
	Credit Suisse USA Inc.	5.500%	8/15/13	200	219
	Credit Suisse USA Inc.	5.125%	1/15/14	100	109
	Credit Suisse USA Inc.	4.875%	1/15/15	635	683
	Credit Suisse USA Inc.	5.125%	8/15/15	1,225	1,338
	Deutsche Bank AG	5.375%	10/12/12	200	215
	Deutsche Bank AG	2.375%	1/11/13	150	153
	Deutsche Bank AG	4.875%	5/20/13	575	616
	Deutsche Bank AG	3.450%	3/30/15	300	307
	Deutsche Bank AG	6.000%	9/1/17	550	618
	Deutsche Bank Financial LLC	5.375%	3/2/15	300	318
	FIA Card Services NA	6.625%	6/15/12	100	106
	Fifth Third Bancorp	8.250%	3/1/38	225	256
4	Fifth Third Capital Trust IV	6.500%	4/15/67	300	285
	First Horizon National Corp.	5.375%	12/15/15	25	25
	First Niagara Financial
	Group Inc.	6.750%	3/19/20	50	52
	First Tennessee Bank NA	5.050%	1/15/15	50	49
	Golden West Financial Corp.	4.750%	10/1/12	75	79
	Goldman Sachs Capital I	6.345%	2/15/34	400	386
4	Goldman Sachs Capital II	5.793%	12/29/49	200	169
	Goldman Sachs Group Inc.	6.600%	1/15/12	875	926
	Goldman Sachs Group Inc.	5.300%	2/14/12	50	52
	Goldman Sachs Group Inc.	3.625%	8/1/12	250	258
	Goldman Sachs Group Inc.	5.700%	9/1/12	50	54
	Goldman Sachs Group Inc.	5.450%	11/1/12	275	295
	Goldman Sachs Group Inc.	5.250%	4/1/13	175	188
	Goldman Sachs Group Inc.	4.750%	7/15/13	1,050	1,116
	Goldman Sachs Group Inc.	5.250%	10/15/13	225	243
	Goldman Sachs Group Inc.	5.150%	1/15/14	135	145
	Goldman Sachs Group Inc.	5.000%	10/1/14	175	188

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	5.125%	1/15/15	640	689
	Goldman Sachs Group Inc.	3.700%	8/1/15	550	561
	Goldman Sachs Group Inc.	5.350%	1/15/16	575	621
	Goldman Sachs Group Inc.	5.750%	10/1/16	425	459
	Goldman Sachs Group Inc.	5.625%	1/15/17	450	474
	Goldman Sachs Group Inc.	6.250%	9/1/17	475	526
	Goldman Sachs Group Inc.	5.950%	1/18/18	825	898
	Goldman Sachs Group Inc.	6.150%	4/1/18	200	220
	Goldman Sachs Group Inc.	7.500%	2/15/19	75	88
	Goldman Sachs Group Inc.	5.375%	3/15/20	125	131
	Goldman Sachs Group Inc.	5.950%	1/15/27	300	297
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	134
	Goldman Sachs Group Inc.	6.450%	5/1/36	125	123
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,575	1,619
6	HBOS plc	6.750%	5/21/18	150	140
	HSBC Bank USA NA	4.875%	8/24/20	250	249
	HSBC Bank USA NA	5.625%	8/15/35	250	238
	HSBC Holdings plc	7.625%	5/17/32	100	110
	HSBC Holdings plc	7.350%	11/27/32	100	105
	HSBC Holdings plc	6.500%	5/2/36	500	523
	HSBC Holdings plc	6.500%	9/15/37	450	473
	HSBC Holdings plc	6.800%	6/1/38	50	54
	Huntington BancShares Inc.	7.000%	12/15/20	25	26
	JP Morgan Chase Capital XVII	5.850%	8/1/35	150	144
	JP Morgan Chase Capital XVIII	6.950%	8/17/36	75	76
	JP Morgan Chase Capital XX	6.550%	9/29/36	125	126
	JP Morgan Chase Capital XXII	6.450%	2/2/37	225	224
	JP Morgan Chase Capital XXV	6.800%	10/1/37	225	229
	JPMorgan Chase & Co.	4.500%	1/15/12	200	208
	JPMorgan Chase & Co.	6.625%	3/15/12	100	106
	JPMorgan Chase & Co.	5.375%	10/1/12	675	723
	JPMorgan Chase & Co.	5.750%	1/2/13	725	779
	JPMorgan Chase & Co.	4.750%	5/1/13	475	508
	JPMorgan Chase & Co.	1.650%	9/30/13	325	325
	JPMorgan Chase & Co.	4.875%	3/15/14	230	243
	JPMorgan Chase & Co.	5.125%	9/15/14	410	437
	JPMorgan Chase & Co.	3.700%	1/20/15	250	259
	JPMorgan Chase & Co.	4.750%	3/1/15	25	27
	JPMorgan Chase & Co.	5.250%	5/1/15	425	452
	JPMorgan Chase & Co.	5.150%	10/1/15	375	400
	JPMorgan Chase & Co.	2.600%	1/15/16	150	146
	JPMorgan Chase & Co.	6.125%	6/27/17	75	82
	JPMorgan Chase & Co.	6.000%	1/15/18	200	223
	JPMorgan Chase & Co.	6.300%	4/23/19	625	710
	JPMorgan Chase & Co.	4.400%	7/22/20	575	567
	JPMorgan Chase & Co.	6.400%	5/15/38	1,550	1,783
	JPMorgan Chase & Co.	5.500%	10/15/40	200	205
	JPMorgan Chase Bank NA	5.875%	6/13/16	25	27
	JPMorgan Chase Bank NA	6.000%	10/1/17	300	334
	JPMorgan Chase Capital XXVII	7.000%	11/1/39	150	156
	KeyBank NA	5.500%	9/17/12	175	185
	KeyBank NA	4.950%	9/15/15	150	155
	KeyBank NA	5.450%	3/3/16	150	157
	KeyCorp	6.500%	5/14/13	150	163
	M&I Marshall & Ilsley Bank	4.850%	6/16/15	275	278
	Manufacturers &
	Traders Trust Co.	6.625%	12/4/17	200	224
4	Manufacturers &
	Traders Trust Co.	5.585%	12/28/20	150	142
	MBNA Corp.	6.125%	3/1/13	125	133
	MBNA Corp.	5.000%	6/15/15	50	52
	Mellon Funding Corp.	5.000%	12/1/14	300	325
	Merrill Lynch & Co. Inc.	6.050%	8/15/12	50	53
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	200	211
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	450	482
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	150	156
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	225	237
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	500	519
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	225	231
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	300	301
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	400	426

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,175	1,284
	Merrill Lynch & Co. Inc.	6.500%	7/15/18	75	79
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	375	356
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	175	158
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	1,150	1,227
	Morgan Stanley	5.625%	1/9/12	425	444
	Morgan Stanley	6.600%	4/1/12	225	239
	Morgan Stanley	5.750%	8/31/12	400	427
	Morgan Stanley	5.300%	3/1/13	275	293
	Morgan Stanley	4.750%	4/1/14	525	537
	Morgan Stanley	6.000%	5/13/14	500	540
	Morgan Stanley	4.200%	11/20/14	475	486
	Morgan Stanley	4.100%	1/26/15	225	229
	Morgan Stanley	6.000%	4/28/15	725	786
	Morgan Stanley	5.375%	10/15/15	175	185
	Morgan Stanley	3.450%	11/2/15	350	343
	Morgan Stanley	5.750%	10/18/16	375	399
	Morgan Stanley	5.450%	1/9/17	575	599
	Morgan Stanley	5.550%	4/27/17	50	52
	Morgan Stanley	5.950%	12/28/17	375	397
	Morgan Stanley	6.625%	4/1/18	450	493
	Morgan Stanley	7.300%	5/13/19	525	592
	Morgan Stanley	5.625%	9/23/19	800	813
	Morgan Stanley	5.500%	1/26/20	275	278
	Morgan Stanley	5.500%	7/24/20	175	176
	Morgan Stanley	6.250%	8/9/26	450	464
	Morgan Stanley	7.250%	4/1/32	150	172
	National City Corp.	4.900%	1/15/15	500	534
4	National City Preferred
	Capital Trust I	12.000%	12/31/49	125	140
	North American
	Development Bank	4.375%	2/11/20	100	103
	North Fork Bancorporation Inc.	5.875%	8/15/12	150	157
	Northern Trust Corp.	5.500%	8/15/13	50	55
	Northern Trust Corp.	4.625%	5/1/14	100	108
	PNC Bank NA	4.875%	9/21/17	375	386
	PNC Bank NA	6.000%	12/7/17	100	108
	PNC Funding Corp.	3.625%	2/8/15	75	77
	PNC Funding Corp.	5.250%	11/15/15	100	107
	PNC Funding Corp.	5.625%	2/1/17	75	80
	PNC Funding Corp.	6.700%	6/10/19	25	29
	PNC Funding Corp.	5.125%	2/8/20	150	157
	PNC Funding Corp.	4.375%	8/11/20	225	222
	Royal Bank of Canada	2.100%	7/29/13	400	408
	Royal Bank of Canada	2.625%	12/15/15	150	150
	Royal Bank of Scotland
	Group plc	5.050%	1/8/15	125	120
	Royal Bank of Scotland
	Group plc	6.400%	10/21/19	650	661
6	Royal Bank of Scotland plc	4.875%	8/25/14	100	103
	Royal Bank of Scotland plc	4.875%	3/16/15	450	460
	Royal Bank of Scotland plc	3.950%	9/21/15	25	25
	Royal Bank of Scotland plc	5.625%	8/24/20	200	198
	SouthTrust Corp.	5.800%	6/15/14	50	54
	Sovereign Bank	8.750%	5/30/18	75	82
[4,6]	Standard Chartered plc	6.409%	12/31/49	150	141
	Sumitomo Mitsui
	Banking Corp.	8.000%	6/15/12	445	485
	SunTrust Bank	7.250%	3/15/18	75	81
	SunTrust Banks Inc.	5.250%	11/5/12	100	105
	SunTrust Banks Inc.	6.000%	9/11/17	50	53
	SunTrust Capital VIII	6.100%	12/15/36	99	91
	UBS AG	2.250%	8/12/13	500	506
	UBS AG	7.000%	10/15/15	250	277
	UBS AG	7.375%	6/15/17	100	110
	UBS AG	5.875%	12/20/17	425	468
	UBS AG	5.750%	4/25/18	375	408
	UBS AG	4.875%	8/4/20	325	330
	UFJ Finance Aruba AEC	6.750%	7/15/13	150	167
	Union Bank NA	5.950%	5/11/16	100	106
	UnionBanCal Corp.	5.250%	12/16/13	50	53

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	US Bancorp	2.000%	6/14/13	500	507
	US Bancorp	3.150%	3/4/15	50	51
	US Bank NA	4.950%	10/30/14	600	653
	Wachovia Bank NA	4.875%	2/1/15	270	286
	Wachovia Bank NA	6.000%	11/15/17	200	222
	Wachovia Bank NA	5.850%	2/1/37	300	301
	Wachovia Bank NA	6.600%	1/15/38	225	250
	Wachovia Corp.	5.500%	5/1/13	350	381
	Wachovia Corp.	4.875%	2/15/14	180	189
	Wachovia Corp.	5.250%	8/1/14	75	80
	Wachovia Corp.	5.625%	10/15/16	125	136
	Wachovia Corp.	5.750%	6/15/17	425	472
	Wachovia Corp.	5.750%	2/1/18	300	333
	Wachovia Corp.	5.500%	8/1/35	450	419
	Wells Fargo & Co.	4.875%	1/12/11	200	200
	Wells Fargo & Co.	5.250%	10/23/12	200	215
	Wells Fargo & Co.	4.375%	1/31/13	275	291
	Wells Fargo & Co.	4.950%	10/16/13	175	187
	Wells Fargo & Co.	3.625%	4/15/15	425	442
	Wells Fargo & Co.	5.625%	12/11/17	375	417
	Wells Fargo & Co.	5.375%	2/7/35	200	202
	Wells Fargo Bank NA	4.750%	2/9/15	1,475	1,565
	Wells Fargo Bank NA	5.750%	5/16/16	125	138
	Wells Fargo Bank NA	5.950%	8/26/36	200	204
4	Wells Fargo Capital XIII	7.700%	12/29/49	450	466
4	Wells Fargo Capital XV	9.750%	12/29/49	225	250
	Westpac Banking Corp.	2.250%	11/19/12	250	255
	Westpac Banking Corp.	4.200%	2/27/15	750	787
	Westpac Banking Corp.	3.000%	8/4/15	275	276
	Westpac Banking Corp.	4.875%	11/19/19	250	263

	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.650%	11/15/15	125	138
	Ameriprise Financial Inc.	5.300%	3/15/20	50	53
	BlackRock Inc.	2.250%	12/10/12	150	153
	BlackRock Inc.	3.500%	12/10/14	100	103
	BlackRock Inc.	6.250%	9/15/17	100	113
	Charles Schwab Corp.	4.950%	6/1/14	325	352
	Franklin Resources Inc.	2.000%	5/20/13	175	177
	Franklin Resources Inc.	3.125%	5/20/15	100	102
	Jefferies Group Inc.	8.500%	7/15/19	25	29
	Jefferies Group Inc.	6.875%	4/15/21	175	184
	Jefferies Group Inc.	6.450%	6/8/27	375	359
	Jefferies Group Inc.	6.250%	1/15/36	175	156
	Lazard Group LLC	6.850%	6/15/17	325	337
	Nomura Holdings Inc.	5.000%	3/4/15	175	182
	Nomura Holdings Inc.	6.700%	3/4/20	200	214
	TD Ameritrade Holding Corp.	2.950%	12/1/12	50	51
	TD Ameritrade Holding Corp.	4.150%	12/1/14	75	78
	TD Ameritrade Holding Corp.	5.600%	12/1/19	50	52

	Finance Companies (0.8%)
	Alterra Finance LLC	6.250%	9/30/20	55	55
	Block Financial LLC	7.875%	1/15/13	25	26
^	Block Financial LLC	5.125%	10/30/14	150	148
	GATX Corp.	4.750%	10/1/12	75	79
	General Electric Capital Corp.	5.875%	2/15/12	425	448
	General Electric Capital Corp.	4.375%	3/3/12	100	104
	General Electric Capital Corp.	6.000%	6/15/12	675	721
	General Electric Capital Corp.	3.500%	8/13/12	250	259
	General Electric Capital Corp.	5.250%	10/19/12	525	561
	General Electric Capital Corp.	2.800%	1/8/13	200	204
	General Electric Capital Corp.	5.450%	1/15/13	75	81
	General Electric Capital Corp.	4.800%	5/1/13	575	615
	General Electric Capital Corp.	1.875%	9/16/13	625	626
	General Electric Capital Corp.	5.900%	5/13/14	50	55
	General Electric Capital Corp.	5.500%	6/4/14	400	436
	General Electric Capital Corp.	5.650%	6/9/14	125	136
	General Electric Capital Corp.	3.750%	11/14/14	600	622
	General Electric Capital Corp.	3.500%	6/29/15	800	816
	General Electric Capital Corp.	4.375%	9/21/15	200	210
	General Electric Capital Corp.	5.400%	2/15/17	300	322

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	5.625%	9/15/17	325	356
	General Electric Capital Corp.	5.625%	5/1/18	1,175	1,279
	General Electric Capital Corp.	6.000%	8/7/19	650	727
	General Electric Capital Corp.	5.500%	1/8/20	75	80
	General Electric Capital Corp.	5.550%	5/4/20	25	26
	General Electric Capital Corp.	4.375%	9/16/20	150	148
	General Electric Capital Corp.	6.750%	3/15/32	1,175	1,323
	General Electric Capital Corp.	6.150%	8/7/37	475	492
	General Electric Capital Corp.	5.875%	1/14/38	675	701
	General Electric Capital Corp.	6.875%	1/10/39	650	752
4	General Electric Capital Corp.	6.375%	11/15/67	650	642
4	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	92
	HSBC Finance Corp.	7.000%	5/15/12	300	322
	HSBC Finance Corp.	6.375%	11/27/12	50	54
	HSBC Finance Corp.	4.750%	7/15/13	75	79
	HSBC Finance Corp.	5.250%	1/15/14	325	342
	HSBC Finance Corp.	5.000%	6/30/15	275	292
	HSBC Finance Corp.	5.500%	1/19/16	75	81
6	HSBC Finance Corp.	6.676%	1/15/21	640	646
	SLM Corp.	5.375%	1/15/13	150	152
	SLM Corp.	5.050%	11/14/14	450	441
	SLM Corp.	8.450%	6/15/18	300	314
	SLM Corp.	8.000%	3/25/20	75	77
	SLM Corp.	5.625%	8/1/33	275	217

	Insurance (1.1%)
	ACE Capital Trust II	9.700%	4/1/30	50	61
	ACE INA Holdings Inc.	5.600%	5/15/15	175	193
	ACE INA Holdings Inc.	2.600%	11/23/15	150	147
	ACE INA Holdings Inc.	5.700%	2/15/17	100	109
	ACE INA Holdings Inc.	5.800%	3/15/18	25	28
	ACE INA Holdings Inc.	5.900%	6/15/19	25	28
	Aetna Inc.	6.000%	6/15/16	75	85
	Aetna Inc.	6.500%	9/15/18	150	173
	Aetna Inc.	6.625%	6/15/36	250	273
	Aetna Inc.	6.750%	12/15/37	100	112
	Aflac Inc.	6.900%	12/17/39	25	26
	Alleghany Corp.	5.625%	9/15/20	100	98
	Allied World Assurance Co.
	Holdings Ltd.	7.500%	8/1/16	425	470
	Allstate Corp.	5.000%	8/15/14	150	163
	Allstate Corp.	6.125%	12/15/32	100	108
	Allstate Corp.	5.550%	5/9/35	125	126
4	Allstate Corp.	6.125%	5/15/37	75	75
4	Allstate Corp.	6.500%	5/15/57	225	232
	Allstate Life Global
	Funding Trusts	5.375%	4/30/13	75	81
	American Financial Group Inc.	9.875%	6/15/19	50	60
	American International
	Group Inc.	4.950%	3/20/12	125	129
	American International
	Group Inc.	4.250%	5/15/13	250	257
	American International
	Group Inc.	5.050%	10/1/15	225	228
	American International
	Group Inc.	5.600%	10/18/16	150	152
	American International
	Group Inc.	5.850%	1/16/18	75	76
	American International
	Group Inc.	8.250%	8/15/18	75	86
	American International
	Group Inc.	6.250%	5/1/36	900	837
	AON Corp.	3.500%	9/30/15	125	125
	AON Corp.	5.000%	9/30/20	75	75
	AON Corp.	8.205%	1/1/27	25	26
	AON Corp.	6.250%	9/30/40	100	103
	Arch Capital Group Ltd.	7.350%	5/1/34	75	77
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	50	50
	Assurant Inc.	5.625%	2/15/14	25	26
	Assurant Inc.	6.750%	2/15/34	50	49
	AXA SA	8.600%	12/15/30	375	420
	Axis Capital Holdings Ltd.	5.750%	12/1/14	50	52

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Axis Specialty Finance LLC	5.875%	6/1/20	400	400
	Berkshire Hathaway
	Finance Corp.	4.000%	4/15/12	75	78
	Berkshire Hathaway
	Finance Corp.	4.600%	5/15/13	300	322
	Berkshire Hathaway
	Finance Corp.	5.000%	8/15/13	175	192
	Berkshire Hathaway
	Finance Corp.	4.850%	1/15/15	275	301
	Berkshire Hathaway
	Finance Corp.	2.450%	12/15/15	25	25
	Berkshire Hathaway
	Finance Corp.	5.400%	5/15/18	475	520
	Berkshire Hathaway
	Finance Corp.	5.750%	1/15/40	75	78
	Berkshire Hathaway Inc.	1.400%	2/10/12	250	252
	Berkshire Hathaway Inc.	2.125%	2/11/13	125	127
	Berkshire Hathaway Inc.	3.200%	2/11/15	225	232
	Chubb Corp.	5.750%	5/15/18	50	56
	Chubb Corp.	6.000%	5/11/37	225	242
	Chubb Corp.	6.500%	5/15/38	50	57
4	Chubb Corp.	6.375%	3/29/67	575	599
	CIGNA Corp.	5.125%	6/15/20	150	156
	CIGNA Corp.	4.375%	12/15/20	75	73
	CIGNA Corp.	7.875%	5/15/27	50	56
	CIGNA Corp.	6.150%	11/15/36	50	51
	Cincinnati Financial Corp.	6.125%	11/1/34	150	140
	CNA Financial Corp.	5.850%	12/15/14	100	106
	CNA Financial Corp.	6.500%	8/15/16	175	186
	CNA Financial Corp.	7.350%	11/15/19	25	27
	CNA Financial Corp.	5.875%	8/15/20	75	75
	Coventry Health Care Inc.	6.300%	8/15/14	325	342
	Endurance Specialty
	Holdings Ltd.	7.000%	7/15/34	75	72
	Genworth Financial Inc.	5.750%	6/15/14	50	51
	Genworth Financial Inc.	8.625%	12/15/16	275	307
	Genworth Financial Inc.	7.200%	2/15/21	75	77
	Genworth Financial Inc.	6.500%	6/15/34	150	133
	Hartford Financial
	Services Group Inc.	5.500%	10/15/16	125	129
	Hartford Financial
	Services Group Inc.	5.375%	3/15/17	100	102
	Hartford Financial
	Services Group Inc.	6.000%	1/15/19	25	26
	Hartford Financial
	Services Group Inc.	5.950%	10/15/36	50	47
	HCC Insurance Holdings Inc.	6.300%	11/15/19	100	105
	Humana Inc.	7.200%	6/15/18	200	227
	Humana Inc.	8.150%	6/15/38	175	195
	Lincoln National Corp.	5.650%	8/27/12	25	27
	Lincoln National Corp.	6.150%	4/7/36	150	147
	Lincoln National Corp.	7.000%	6/15/40	100	109
4	Lincoln National Corp.	7.000%	5/17/66	500	489
	Loews Corp.	6.000%	2/1/35	50	49
	Manulife Financial Corp.	3.400%	9/17/15	250	247
	Manulife Financial Corp.	4.900%	9/17/20	275	266
	Markel Corp.	7.125%	9/30/19	50	55
	Marsh & McLennan Cos. Inc.	6.250%	3/15/12	25	26
	Marsh & McLennan Cos. Inc.	5.750%	9/15/15	200	216
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	75	94
	MetLife Inc.	5.375%	12/15/12	125	134
	MetLife Inc.	5.000%	11/24/13	50	54
	MetLife Inc.	2.375%	2/6/14	150	151
	MetLife Inc.	5.000%	6/15/15	125	135
	MetLife Inc.	7.717%	2/15/19	50	61
	MetLife Inc.	4.750%	2/8/21	275	283
	MetLife Inc.	6.500%	12/15/32	175	195
	MetLife Inc.	6.375%	6/15/34	100	110
	MetLife Inc.	5.700%	6/15/35	200	203
	MetLife Inc.	6.400%	12/15/36	200	190
	MetLife Inc.	5.875%	2/6/41	25	26

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	OneBeacon US Holdings Inc.	5.875%	5/15/13	75	78
	PartnerRe Finance B LLC	5.500%	6/1/20	100	100
	Principal Financial Group Inc.	6.050%	10/15/36	100	100
	Principal Life Income
	Funding Trusts	5.300%	12/14/12	125	134
	Principal Life Income
	Funding Trusts	5.300%	4/24/13	150	162
	Principal Life Income
	Funding Trusts	5.100%	4/15/14	100	106
	Progressive Corp.	6.375%	1/15/12	100	106
	Progressive Corp.	6.625%	3/1/29	125	137
4	Progressive Corp.	6.700%	6/15/37	125	130
	Protective Life Corp.	8.450%	10/15/39	25	27
	Protective Life Secured Trusts	5.450%	9/28/12	50	53
	Prudential Financial Inc.	5.800%	6/15/12	125	133
	Prudential Financial Inc.	3.625%	9/17/12	350	362
	Prudential Financial Inc.	5.150%	1/15/13	50	53
	Prudential Financial Inc.	4.500%	7/15/13	200	211
	Prudential Financial Inc.	4.750%	4/1/14	75	79
	Prudential Financial Inc.	5.100%	9/20/14	125	134
	Prudential Financial Inc.	6.200%	1/15/15	25	27
	Prudential Financial Inc.	5.500%	3/15/16	25	27
	Prudential Financial Inc.	6.100%	6/15/17	25	28
	Prudential Financial Inc.	6.000%	12/1/17	225	248
	Prudential Financial Inc.	5.375%	6/21/20	175	183
	Prudential Financial Inc.	5.750%	7/15/33	50	49
	Prudential Financial Inc.	5.400%	6/13/35	100	94
	Prudential Financial Inc.	5.900%	3/17/36	125	125
	Prudential Financial Inc.	6.625%	6/21/40	425	468
	Swiss Re Solutions
	Holding Corp.	6.450%	3/1/19	100	107
	Swiss Re Solutions
	Holding Corp.	7.000%	2/15/26	50	53
	Swiss Re Solutions
	Holding Corp.	7.750%	6/15/30	50	57
	Torchmark Corp.	6.375%	6/15/16	100	107
	Transatlantic Holdings Inc.	8.000%	11/30/39	375	384
	Travelers Cos. Inc.	6.250%	6/20/16	150	173
	Travelers Cos. Inc.	5.750%	12/15/17	250	276
	Travelers Cos. Inc.	5.900%	6/2/19	50	56
	Travelers Cos. Inc.	3.900%	11/1/20	125	121
	Travelers Cos. Inc.	6.250%	6/15/37	200	221
	Travelers Cos. Inc.	5.350%	11/1/40	200	196
	UnitedHealth Group Inc.	5.500%	11/15/12	175	188
	UnitedHealth Group Inc.	4.875%	2/15/13	50	53
	UnitedHealth Group Inc.	4.875%	4/1/13	50	53
	UnitedHealth Group Inc.	5.000%	8/15/14	475	514
	UnitedHealth Group Inc.	4.875%	3/15/15	50	54
	UnitedHealth Group Inc.	6.000%	6/15/17	150	168
	UnitedHealth Group Inc.	6.000%	2/15/18	125	141
	UnitedHealth Group Inc.	6.500%	6/15/37	50	55
	UnitedHealth Group Inc.	6.625%	11/15/37	125	140
	UnitedHealth Group Inc.	6.875%	2/15/38	125	146
	Unum Group	7.125%	9/30/16	100	112
	Unum Group	5.625%	9/15/20	50	50
	Validus Holdings Ltd.	8.875%	1/26/40	75	80
	WellPoint Health Networks Inc. 6.375%		1/15/12	100	106
	WellPoint Inc.	6.800%	8/1/12	150	163
	WellPoint Inc.	5.000%	12/15/14	25	27
	WellPoint Inc.	5.250%	1/15/16	50	55
	WellPoint Inc.	5.875%	6/15/17	50	56
	WellPoint Inc.	5.950%	12/15/34	375	383
	WellPoint Inc.	5.850%	1/15/36	225	230
	WellPoint Inc.	6.375%	6/15/37	50	54
	WellPoint Inc.	5.800%	8/15/40	50	50
	Willis North America Inc.	5.625%	7/15/15	225	234
	Willis North America Inc.	7.000%	9/29/19	600	634
	WR Berkley Corp.	5.375%	9/15/20	25	25
	XL Group plc	5.250%	9/15/14	125	130
	XL Group plc	6.250%	5/15/27	125	124

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Other Finance (0.1%)
	CME Group Inc.	5.400%	8/1/13	225	247
	CME Group Inc.	5.750%	2/15/14	100	111
	NASDAQ OMX Group Inc.	4.000%	1/15/15	75	77
	NASDAQ OMX Group Inc.	5.550%	1/15/20	75	75
	XTRA Finance Corp.	5.150%	4/1/17	375	400

	Real Estate Investment Trusts (0.3%)
	AMB Property LP	4.500%	8/15/17	25	25
	AMB Property LP	6.625%	12/1/19	75	82
	Arden Realty LP	5.250%	3/1/15	25	27
	AvalonBay Communities Inc.	5.500%	1/15/12	27	28
	AvalonBay Communities Inc.	5.750%	9/15/16	50	56
	Boston Properties LP	5.625%	4/15/15	200	219
	Boston Properties LP	5.625%	11/15/20	225	239
	Boston Properties LP	4.125%	5/15/21	100	95
	Brandywine Operating
	Partnership LP	5.750%	4/1/12	42	43
	Brandywine Operating
	Partnership LP	5.400%	11/1/14	50	51
	Brandywine Operating
	Partnership LP	7.500%	5/15/15	75	82
	Camden Property Trust	5.700%	5/15/17	100	106
	CommonWealth REIT	6.250%	8/15/16	150	159
	CommonWealth REIT	5.875%	9/15/20	100	98
6	Digital Realty Trust LP	4.500%	7/15/15	25	25
	Duke Realty LP	5.950%	2/15/17	125	132
	Duke Realty LP	8.250%	8/15/19	100	118
	Duke Realty LP	6.750%	3/15/20	250	272
	ERP Operating LP	6.625%	3/15/12	100	106
	ERP Operating LP	5.500%	10/1/12	100	107
	ERP Operating LP	5.250%	9/15/14	50	54
	ERP Operating LP	5.125%	3/15/16	75	80
	ERP Operating LP	5.375%	8/1/16	50	55
	ERP Operating LP	5.750%	6/15/17	25	28
	HCP Inc.	6.450%	6/25/12	50	53
	HCP Inc.	5.650%	12/15/13	150	160
	HCP Inc.	6.300%	9/15/16	100	107
	HCP Inc.	6.700%	1/30/18	50	54
	Health Care REIT Inc.	6.200%	6/1/16	275	304
	Health Care REIT Inc.	4.950%	1/15/21	75	72
	Healthcare Realty Trust Inc.	5.125%	4/1/14	75	78
	Healthcare Realty Trust Inc.	6.500%	1/17/17	50	54
	Hospitality Properties Trust	7.875%	8/15/14	75	83
	Hospitality Properties Trust	5.125%	2/15/15	150	153
	Kilroy Realty LP	5.000%	11/3/15	100	99
	Kimco Realty Corp.	5.783%	3/15/16	25	27
	Kimco Realty Corp.	6.875%	10/1/19	50	57
	Liberty Property LP	5.125%	3/2/15	250	266
	Liberty Property LP	5.500%	12/15/16	50	54
	Mack-Cali Realty LP	7.750%	8/15/19	50	58
	National Retail Properties Inc.	6.875%	10/15/17	275	296
	Nationwide Health
	Properties Inc.	6.250%	2/1/13	125	134
	ProLogis	5.625%	11/15/16	30	31
	ProLogis	7.375%	10/30/19	175	191
	ProLogis	6.875%	3/15/20	200	212
	Realty Income Corp.	6.750%	8/15/19	150	169
	Simon Property Group LP	6.750%	5/15/14	175	199
	Simon Property Group LP	5.750%	12/1/15	525	585
	Simon Property Group LP	5.250%	12/1/16	250	272
	Simon Property Group LP	5.875%	3/1/17	25	28
	Simon Property Group LP	6.125%	5/30/18	225	252
	Simon Property Group LP	5.650%	2/1/20	75	81
	Simon Property Group LP	6.750%	2/1/40	25	28
	Tanger Properties LP	6.150%	11/15/15	100	109
					149,685
Industrial (10.3%)
	Basic Industry (1.1%)
	Agrium Inc.	6.750%	1/15/19	200	227
	Agrium Inc.	6.125%	1/15/41	25	26

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Airgas Inc.	4.500%	9/15/14	50	52
	Airgas Inc.	3.250%	10/1/15	150	148
	Albemarle Corp.	4.500%	12/15/20	25	25
	Alcoa Inc.	5.375%	1/15/13	200	213
	Alcoa Inc.	6.000%	7/15/13	450	491
	Alcoa Inc.	6.150%	8/15/20	425	436
	Alcoa Inc.	5.900%	2/1/27	600	585
	AngloGold Ashanti
	Holdings plc	5.375%	4/15/20	50	52
	AngloGold Ashanti
	Holdings plc	6.500%	4/15/40	50	51
	ArcelorMittal	5.375%	6/1/13	350	372
	ArcelorMittal	9.000%	2/15/15	150	178
	ArcelorMittal	3.750%	8/5/15	200	201
	ArcelorMittal	6.125%	6/1/18	150	160
	ArcelorMittal	9.850%	6/1/19	75	95
	ArcelorMittal	5.250%	8/5/20	200	197
	ArcelorMittal	7.000%	10/15/39	325	335
	Barrick Gold Corp.	6.950%	4/1/19	175	215
	Barrick Gold Finance Co.	4.875%	11/15/14	75	82
	Barrick Gold Financeco LLC	6.125%	9/15/13	150	168
	Barrick North America
	Finance LLC	6.800%	9/15/18	150	180
	Barrick North America
	Finance LLC	7.500%	9/15/38	175	219
	Barrick PD Australia
	Finance Pty Ltd.	5.950%	10/15/39	200	213
	BHP Billiton Finance USA Ltd.	5.125%	3/29/12	25	26
	BHP Billiton Finance USA Ltd.	8.500%	12/1/12	200	227
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	150	162
	BHP Billiton Finance USA Ltd.	5.500%	4/1/14	75	83
	BHP Billiton Finance USA Ltd.	5.250%	12/15/15	50	56
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	100	111
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	400	475
	Celulosa Arauco y
	Constitucion SA	5.625%	4/20/15	250	266
6	Celulosa Arauco y
	Constitucion SA	5.000%	1/21/21	25	25
	Cliffs Natural Resources Inc.	5.900%	3/15/20	25	26
	Cliffs Natural Resources Inc.	6.250%	10/1/40	225	219
	Commercial Metals Co.	6.500%	7/15/17	50	50
	Commercial Metals Co.	7.350%	8/15/18	150	153
	Cytec Industries Inc.	8.950%	7/1/17	50	61
	Dow Chemical Co.	4.850%	8/15/12	225	237
	Dow Chemical Co.	6.000%	10/1/12	375	404
	Dow Chemical Co.	7.600%	5/15/14	525	604
	Dow Chemical Co.	5.900%	2/15/15	375	415
	Dow Chemical Co.	2.500%	2/15/16	75	72
	Dow Chemical Co.	5.700%	5/15/18	25	27
	Dow Chemical Co.	8.550%	5/15/19	350	437
	Dow Chemical Co.	4.250%	11/15/20	125	120
	Dow Chemical Co.	7.375%	11/1/29	25	30
	Dow Chemical Co.	9.400%	5/15/39	450	645
	Eastman Chemical Co.	3.000%	12/15/15	50	49
	Eastman Chemical Co.	5.500%	11/15/19	150	158
	Eastman Chemical Co.	4.500%	1/15/21	75	73
	EI du Pont de Nemours & Co.	4.750%	11/15/12	25	27
	EI du Pont de Nemours & Co.	5.000%	7/15/13	175	191
	EI du Pont de Nemours & Co.	1.950%	1/15/16	150	145
	EI du Pont de Nemours & Co.	6.000%	7/15/18	275	316
	EI du Pont de Nemours & Co.	4.625%	1/15/20	400	421
	EI du Pont de Nemours & Co.	3.625%	1/15/21	250	242
	EI du Pont de Nemours & Co.	6.500%	1/15/28	100	115
	EI du Pont de Nemours & Co.	4.900%	1/15/41	150	146
	Freeport-McMoRan
	Copper & Gold Inc.	8.250%	4/1/15	250	264
	Freeport-McMoRan
	Copper & Gold Inc.	8.375%	4/1/17	325	358
	International Paper Co.	5.300%	4/1/15	75	80
	International Paper Co.	7.950%	6/15/18	500	595
	International Paper Co.	7.500%	8/15/21	950	1,119

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Paper Co.	7.300%	11/15/39	100	114
	Lubrizol Corp.	5.500%	10/1/14	250	272
	Monsanto Co.	7.375%	8/15/12	100	110
	Monsanto Co.	5.875%	4/15/38	325	352
6	Mosaic Co.	7.625%	12/1/16	200	216
	Newmont Mining Corp.	5.875%	4/1/35	100	104
	Newmont Mining Corp.	6.250%	10/1/39	625	676
	Nucor Corp.	5.750%	12/1/17	25	28
	Nucor Corp.	5.850%	6/1/18	150	170
	Nucor Corp.	6.400%	12/1/37	75	86
	Placer Dome Inc.	6.450%	10/15/35	75	81
	Plum Creek Timberlands LP	5.875%	11/15/15	100	108
	Plum Creek Timberlands LP	4.700%	3/15/21	75	71
	Potash Corp. of
	Saskatchewan Inc.	3.750%	9/30/15	150	154
	Potash Corp. of
	Saskatchewan Inc.	3.250%	12/1/17	175	169
	Potash Corp. of
	Saskatchewan Inc.	4.875%	3/30/20	125	130
	Potash Corp. of
	Saskatchewan Inc.	5.625%	12/1/40	175	176
	PPG Industries Inc.	5.750%	3/15/13	100	109
	PPG Industries Inc.	6.650%	3/15/18	250	288
	Praxair Inc.	1.750%	11/15/12	50	51
	Praxair Inc.	3.950%	6/1/13	200	212
	Praxair Inc.	4.375%	3/31/14	75	80
	Praxair Inc.	5.250%	11/15/14	50	56
	Praxair Inc.	5.200%	3/15/17	25	28
	Praxair Inc.	4.500%	8/15/19	50	53
	Rio Tinto Alcan Inc.	4.875%	9/15/12	125	132
	Rio Tinto Alcan Inc.	4.500%	5/15/13	125	134
	Rio Tinto Alcan Inc.	5.200%	1/15/14	125	134
	Rio Tinto Alcan Inc.	5.000%	6/1/15	25	27
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	240
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	575	696
	Rio Tinto Finance USA Ltd.	1.875%	11/2/15	150	144
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	174
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	300	403
	Rio Tinto Finance USA Ltd.	3.500%	11/2/20	75	71
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	92
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	75	73
	Sherwin-Williams Co.	3.125%	12/15/14	75	78
	Sigma-Aldrich Corp.	3.375%	11/1/20	50	47
	Southern Copper Corp.	5.375%	4/16/20	75	76
	Southern Copper Corp.	7.500%	7/27/35	150	169
	Southern Copper Corp.	6.750%	4/16/40	125	131
	Teck Resources Ltd.	9.750%	5/15/14	172	214
	Teck Resources Ltd.	10.250%	5/15/16	250	309
	Teck Resources Ltd.	10.750%	5/15/19	250	325
	Teck Resources Ltd.	6.125%	10/1/35	200	212
	Vale Canada Ltd.	7.750%	5/15/12	125	134
	Vale Canada Ltd.	5.700%	10/15/15	125	135
	Vale Overseas Ltd.	6.250%	1/23/17	100	111
	Vale Overseas Ltd.	5.625%	9/15/19	150	160
	Vale Overseas Ltd.	4.625%	9/15/20	275	273
	Vale Overseas Ltd.	8.250%	1/17/34	50	62
	Vale Overseas Ltd.	6.875%	11/21/36	275	299
	Vale Overseas Ltd.	6.875%	11/10/39	550	598
	Valspar Corp.	7.250%	6/15/19	25	29
	Xstrata Canada Corp.	7.350%	6/5/12	75	80
	Xstrata Canada Corp.	7.250%	7/15/12	50	54
	Xstrata Canada Corp.	5.500%	6/15/17	200	212

	Capital Goods (0.9%)
	3M Co.	6.375%	2/15/28	100	116
	3M Co.	5.700%	3/15/37	125	137
	Acuity Brands Lighting Inc.	6.000%	12/15/19	50	53
	Allied Waste
	North America Inc.	7.125%	5/15/16	50	53
	Bemis Co. Inc.	4.875%	4/1/12	150	156
	Boeing Capital Corp.	5.800%	1/15/13	75	82

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Boeing Capital Corp.	3.250%	10/27/14	275	285
Boeing Co.	1.875%	11/20/12	150	153
Boeing Co.	3.500%	2/15/15	400	419
Boeing Co.	6.000%	3/15/19	25	29
Boeing Co.	4.875%	2/15/20	75	81
Boeing Co.	6.625%	2/15/38	150	176
Boeing Co.	5.875%	2/15/40	75	81
Caterpillar Financial
Services Corp.	4.850%	12/7/12	350	374
Caterpillar Financial
Services Corp.	4.250%	2/8/13	250	264
Caterpillar Financial
Services Corp.	6.125%	2/17/14	275	309
Caterpillar Financial
Services Corp.	4.750%	2/17/15	250	273
Caterpillar Financial
Services Corp.	7.150%	2/15/19	525	645
Caterpillar Inc.	6.625%	7/15/28	75	87
Caterpillar Inc.	7.375%	3/1/97	175	210
Cooper US Inc.	5.250%	11/15/12	100	107
Cooper US Inc.	5.450%	4/1/15	75	83
CRH America Inc.	6.950%	3/15/12	150	160
CRH America Inc.	4.125%	1/15/16	50	50
CRH America Inc.	6.000%	9/30/16	225	240
CRH America Inc.	8.125%	7/15/18	400	464
CRH America Inc.	5.750%	1/15/21	75	74
Danaher Corp.	5.625%	1/15/18	75	85
Deere & Co.	6.950%	4/25/14	175	203
Deere & Co.	4.375%	10/16/19	175	183
Deere & Co.	5.375%	10/16/29	125	131
Deere & Co.	7.125%	3/3/31	100	123
Dover Corp.	5.450%	3/15/18	200	222
Dover Corp.	6.600%	3/15/38	75	90
Eaton Corp.	4.900%	5/15/13	100	107
Eaton Corp.	5.600%	5/15/18	50	55
Embraer Overseas Ltd.	6.375%	1/24/17	150	156
Emerson Electric Co.	4.625%	10/15/12	300	320
Emerson Electric Co.	5.250%	10/15/18	225	250
Emerson Electric Co.	4.875%	10/15/19	25	27
Emerson Electric Co.	4.250%	11/15/20	25	26
Emerson Electric Co.	6.000%	8/15/32	425	468
Emerson Electric Co.	5.250%	11/15/39	25	25
General Dynamics Corp.	4.250%	5/15/13	225	241
General Dynamics Corp.	5.250%	2/1/14	75	83
General Electric Co.	5.000%	2/1/13	850	909
General Electric Co.	5.250%	12/6/17	700	753
Goodrich Corp.	4.875%	3/1/20	400	418
Goodrich Corp.	3.600%	2/1/21	350	331
Harsco Corp.	5.750%	5/15/18	525	573
Honeywell International Inc.	5.625%	8/1/12	150	161
Honeywell International Inc.	4.250%	3/1/13	50	53
Honeywell International Inc.	5.300%	3/15/17	200	220
Honeywell International Inc.	5.700%	3/15/37	100	109
Illinois Tool Works Inc.	5.150%	4/1/14	175	193
Illinois Tool Works Inc.	6.250%	4/1/19	100	117
Ingersoll-Rand Global
Holding Co. Ltd.	6.000%	8/15/13	100	110
Ingersoll-Rand Global
Holding Co. Ltd.	9.500%	4/15/14	50	60
Ingersoll-Rand Global
Holding Co. Ltd.	6.875%	8/15/18	125	144
John Deere Capital Corp.	7.000%	3/15/12	75	81
John Deere Capital Corp.	5.250%	10/1/12	125	134
John Deere Capital Corp.	4.950%	12/17/12	25	27
John Deere Capital Corp.	4.900%	9/9/13	275	300
John Deere Capital Corp.	2.950%	3/9/15	100	103
John Deere Capital Corp.	2.800%	9/18/17	275	267
John Deere Capital Corp.	5.750%	9/10/18	275	311
Joy Global Inc.	6.000%	11/15/16	50	54
L-3 Communications Corp.	5.200%	10/15/19	100	103
L-3 Communications Corp.	4.750%	7/15/20	75	74

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Lafarge SA	6.500%	7/15/16	200	212
	Lafarge SA	7.125%	7/15/36	325	314
	Lockheed Martin Corp.	4.121%	3/14/13	125	132
	Lockheed Martin Corp.	6.150%	9/1/36	375	411
	Lockheed Martin Corp.	5.500%	11/15/39	25	26
	Martin Marietta Materials Inc.	6.600%	4/15/18	150	162
	Parker Hannifin Corp.	5.500%	5/15/18	50	56
	Parker Hannifin Corp.	3.500%	9/15/22	100	94
	Parker Hannifin Corp.	6.250%	5/15/38	25	28
	Raytheon Co.	4.400%	2/15/20	100	102
	Raytheon Co.	3.125%	10/15/20	25	23
	Raytheon Co.	7.200%	8/15/27	25	31
	Republic Services Inc.	5.500%	9/15/19	425	464
	Republic Services Inc.	5.000%	3/1/20	125	131
	Republic Services Inc.	5.250%	11/15/21	175	184
	Republic Services Inc.	6.086%	3/15/35	75	76
	Republic Services Inc.	6.200%	3/1/40	125	136
	Rockwell Automation Inc.	5.650%	12/1/17	25	28
	Rockwell Automation Inc.	6.700%	1/15/28	50	57
	Rockwell Automation Inc.	6.250%	12/1/37	100	111
	Rockwell Collins Inc.	5.250%	7/15/19	25	27
	Roper Industries Inc.	6.625%	8/15/13	250	278
	Roper Industries Inc.	6.250%	9/1/19	75	83
	Sonoco Products Co.	5.750%	11/1/40	100	96
	Stanley Black & Decker Inc.	5.200%	9/1/40	125	117
	Tyco International Finance SA	6.000%	11/15/13	50	55
	Tyco International Ltd. /
	Tyco International Finance SA	7.000%	12/15/19	325	387
	United Technologies Corp.	6.100%	5/15/12	200	215
	United Technologies Corp.	4.875%	5/1/15	125	138
	United Technologies Corp.	5.375%	12/15/17	50	57
	United Technologies Corp.	4.500%	4/15/20	100	105
	United Technologies Corp.	6.700%	8/1/28	100	118
	United Technologies Corp.	7.500%	9/15/29	125	159
	United Technologies Corp.	5.400%	5/1/35	150	153
	United Technologies Corp.	6.050%	6/1/36	225	252
	United Technologies Corp.	6.125%	7/15/38	300	343
	United Technologies Corp.	5.700%	4/15/40	100	109
	Waste Management Inc.	5.000%	3/15/14	350	378
	Waste Management Inc.	6.375%	3/11/15	175	199
	Waste Management Inc.	6.125%	11/30/39	200	212

	Communication (2.2%)
	America Movil SAB de CV	5.500%	3/1/14	50	54
	America Movil SAB de CV	5.750%	1/15/15	100	111
	America Movil SAB de CV	5.000%	10/16/19	400	417
	America Movil SAB de CV	6.375%	3/1/35	175	193
	America Movil SAB de CV	6.125%	11/15/37	150	160
	America Movil SAB de CV	6.125%	3/30/40	50	53
	American Tower Corp.	4.625%	4/1/15	25	26
	American Tower Corp.	4.500%	1/15/18	225	222
	AT&T Corp.	8.000%	11/15/31	506	637
	AT&T Inc.	5.875%	2/1/12	315	332
	AT&T Inc.	5.875%	8/15/12	135	146
	AT&T Inc.	4.950%	1/15/13	225	241
	AT&T Inc.	6.700%	11/15/13	175	199
	AT&T Inc.	4.850%	2/15/14	575	620
	AT&T Inc.	5.100%	9/15/14	450	493
	AT&T Inc.	2.500%	8/15/15	600	599
	AT&T Inc.	5.625%	6/15/16	400	449
	AT&T Inc.	5.500%	2/1/18	75	83
	AT&T Inc.	5.600%	5/15/18	425	473
	AT&T Inc.	5.800%	2/15/19	150	169
	AT&T Inc.	6.450%	6/15/34	75	80
	AT&T Inc.	6.500%	9/1/37	450	488
	AT&T Inc.	6.300%	1/15/38	725	766
	AT&T Inc.	6.400%	5/15/38	25	27
	AT&T Inc.	6.550%	2/15/39	50	55
6	AT&T Inc.	5.350%	9/1/40	631	590
	AT&T Mobility LLC	7.125%	12/15/31	225	264
	Bellsouth Capital Funding Corp. 7.875%		2/15/30	175	213

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
BellSouth Corp.	5.200%	9/15/14	125	137
BellSouth Corp.	5.200%	12/15/16	75	83
BellSouth Corp.	6.875%	10/15/31	125	136
BellSouth Corp.	6.550%	6/15/34	225	238
BellSouth Corp.	6.000%	11/15/34	260	257
BellSouth
Telecommunications Inc.	6.375%	6/1/28	70	74
British Telecommunications plc 5.950%		1/15/18	300	328
British Telecommunications plc 9.875%		12/15/30	350	465
CBS Corp.	8.875%	5/15/19	175	220
CBS Corp.	5.750%	4/15/20	115	122
CBS Corp.	4.300%	2/15/21	275	260
Cellco Partnership /
Verizon Wireless Capital LLC	5.250%	2/1/12	250	262
Cellco Partnership /
Verizon Wireless Capital LLC	7.375%	11/15/13	450	522
Cellco Partnership /
Verizon Wireless Capital LLC	5.550%	2/1/14	575	636
Cellco Partnership /
Verizon Wireless Capital LLC	8.500%	11/15/18	600	786
CenturyLink Inc.	5.000%	2/15/15	50	51
CenturyLink Inc.	6.150%	9/15/19	275	278
CenturyLink Inc.	7.600%	9/15/39	125	125
Comcast Cable
Communications Holdings Inc. 8.375%		3/15/13	110	125
Comcast Cable
Communications Holdings Inc. 9.455%		11/15/22	139	192
Comcast Cable
Communications LLC	6.750%	1/30/11	75	75
Comcast Cable
Communications LLC	8.875%	5/1/17	500	625
Comcast Corp.	5.300%	1/15/14	325	354
Comcast Corp.	5.900%	3/15/16	100	112
Comcast Corp.	6.300%	11/15/17	50	57
Comcast Corp.	5.875%	2/15/18	325	362
Comcast Corp.	5.700%	5/15/18	175	192
Comcast Corp.	5.700%	7/1/19	250	273
Comcast Corp.	5.650%	6/15/35	400	388
Comcast Corp.	6.500%	11/15/35	750	804
Comcast Corp.	6.450%	3/15/37	75	80
Comcast Corp.	6.950%	8/15/37	450	510
COX Communications Inc.	7.125%	10/1/12	50	55
COX Communications Inc.	5.450%	12/15/14	500	550
COX Communications Inc.	5.500%	10/1/15	125	138
Deutsche Telekom International
Finance BV	5.875%	8/20/13	175	193
Deutsche Telekom International
Finance BV	4.875%	7/8/14	75	81
Deutsche Telekom International
Finance BV	5.750%	3/23/16	400	450
Deutsche Telekom International
Finance BV	6.000%	7/8/19	150	170
Deutsche Telekom International
Finance BV	8.750%	6/15/30	425	570
DIRECTV Holdings LLC	3.550%	3/15/15	125	127
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	4.750%	10/1/14	50	53
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	7.625%	5/15/16	50	55
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.875%	10/1/19	925	1,006
Discovery
Communications LLC	5.050%	6/1/20	200	211
Embarq Corp.	7.082%	6/1/16	350	390
Embarq Corp.	7.995%	6/1/36	50	55
France Telecom SA	2.125%	9/16/15	175	171
France Telecom SA	8.500%	3/1/31	425	576
Grupo Televisa SA	6.625%	3/18/25	100	112
Grupo Televisa SA	6.625%	1/15/40	75	81
McGraw-Hill Cos. Inc.	5.375%	11/15/12	125	132
McGraw-Hill Cos. Inc.	5.900%	11/15/17	150	163

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	McGraw-Hill Cos. Inc.	6.550%	11/15/37	150	161
6	NBC Universal Inc.	2.100%	4/1/14	150	150
6	NBC Universal Inc.	3.650%	4/30/15	175	179
6	NBC Universal Inc.	2.875%	4/1/16	175	171
6	NBC Universal Inc.	5.150%	4/30/20	125	130
6	NBC Universal Inc.	4.375%	4/1/21	175	169
6	NBC Universal Inc.	6.400%	4/30/40	300	314
6	NBC Universal Inc.	5.950%	4/1/41	150	150
	New Cingular
	Wireless Services Inc.	8.125%	5/1/12	475	519
	New Cingular
	Wireless Services Inc.	8.750%	3/1/31	100	136
	News America Holdings Inc.	9.250%	2/1/13	100	115
	News America Holdings Inc.	8.150%	10/17/36	175	215
	News America Inc.	5.300%	12/15/14	250	276
	News America Inc.	6.550%	3/15/33	300	320
	News America Inc.	6.200%	12/15/34	600	627
	News America Inc.	6.400%	12/15/35	290	311
	Omnicom Group Inc.	5.900%	4/15/16	25	28
	Omnicom Group Inc.	4.450%	8/15/20	300	294
	Pacific Bell Telephone Co.	7.125%	3/15/26	50	58
	Qwest Corp.	8.875%	3/15/12	125	135
	Qwest Corp.	7.500%	10/1/14	200	225
	Qwest Corp.	8.375%	5/1/16	350	415
	Qwest Corp.	6.500%	6/1/17	100	108
	Qwest Corp.	7.500%	6/15/23	100	99
	Qwest Corp.	7.250%	9/15/25	25	26
	Qwest Corp.	6.875%	9/15/33	275	270
	Qwest Corp.	7.125%	11/15/43	100	97
	Reed Elsevier Capital Inc.	4.625%	6/15/12	25	26
	Reed Elsevier Capital Inc.	7.750%	1/15/14	100	115
	Reed Elsevier Capital Inc.	8.625%	1/15/19	125	160
	Rogers Communications Inc.	6.375%	3/1/14	450	504
	Rogers Communications Inc.	5.500%	3/15/14	150	163
	Rogers Communications Inc.	6.800%	8/15/18	150	180
	RR Donnelley & Sons Co.	4.950%	4/1/14	25	26
	RR Donnelley & Sons Co.	5.500%	5/15/15	50	51
	RR Donnelley & Sons Co.	8.600%	8/15/16	275	315
	RR Donnelley & Sons Co.	7.625%	6/15/20	125	134
	Telecom Italia Capital SA	5.250%	11/15/13	620	647
	Telecom Italia Capital SA	6.175%	6/18/14	75	80
	Telecom Italia Capital SA	4.950%	9/30/14	175	179
	Telecom Italia Capital SA	5.250%	10/1/15	275	280
	Telecom Italia Capital SA	7.175%	6/18/19	100	107
	Telecom Italia Capital SA	6.375%	11/15/33	85	73
	Telecom Italia Capital SA	6.000%	9/30/34	25	21
	Telecom Italia Capital SA	7.200%	7/18/36	100	94
	Telecom Italia Capital SA	7.721%	6/4/38	775	767
	Telefonica Emisiones SAU	2.582%	4/26/13	100	100
	Telefonica Emisiones SAU	3.729%	4/27/15	100	99
	Telefonica Emisiones SAU	6.421%	6/20/16	450	492
	Telefonica Emisiones SAU	5.877%	7/15/19	100	103
	Telefonica Emisiones SAU	5.134%	4/27/20	225	218
	Telefonica Emisiones SAU	7.045%	6/20/36	425	436
	Telefonica Europe BV	8.250%	9/15/30	200	234
	Telefonos de Mexico
	SAB de CV	5.500%	1/27/15	200	216
	Thomson Reuters Corp.	5.700%	10/1/14	125	139
	Thomson Reuters Corp.	4.700%	10/15/19	300	316
	Thomson Reuters Corp.	5.500%	8/15/35	200	201
	Thomson Reuters Corp.	5.850%	4/15/40	150	157
	Time Warner Cable Inc.	5.400%	7/2/12	150	159
	Time Warner Cable Inc.	6.200%	7/1/13	150	167
	Time Warner Cable Inc.	7.500%	4/1/14	100	115
	Time Warner Cable Inc.	3.500%	2/1/15	150	154
	Time Warner Cable Inc.	5.850%	5/1/17	675	752
	Time Warner Cable Inc.	6.750%	7/1/18	850	989
	Time Warner Cable Inc.	8.250%	4/1/19	225	278
	Time Warner Cable Inc.	5.000%	2/1/20	475	489
	Time Warner Cable Inc.	6.550%	5/1/37	200	213
	Time Warner Cable Inc.	6.750%	6/15/39	200	220

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Time Warner Cable Inc.	5.875%	11/15/40	200	198
	Time Warner
	Entertainment Co. LP	8.375%	3/15/23	175	220
	Time Warner
	Entertainment Co. LP	8.375%	7/15/33	100	126
	United States Cellular Corp.	6.700%	12/15/33	75	73
	Verizon Communications Inc.	4.350%	2/15/13	25	27
	Verizon Communications Inc.	5.250%	4/15/13	250	272
	Verizon Communications Inc.	5.550%	2/15/16	250	279
	Verizon Communications Inc.	5.500%	2/15/18	600	662
	Verizon Communications Inc.	6.100%	4/15/18	50	57
	Verizon Communications Inc.	8.750%	11/1/18	600	784
	Verizon Communications Inc.	6.350%	4/1/19	200	231
	Verizon Communications Inc.	5.850%	9/15/35	425	439
	Verizon Communications Inc.	6.250%	4/1/37	60	65
	Verizon Communications Inc.	6.400%	2/15/38	125	138
	Verizon Communications Inc.	6.900%	4/15/38	290	338
	Verizon Communications Inc.	8.950%	3/1/39	500	715
	Verizon Global Funding Corp.	6.875%	6/15/12	900	977
	Verizon Global Funding Corp.	4.375%	6/1/13	25	27
	Verizon Global Funding Corp.	7.750%	12/1/30	425	529
	Verizon New Jersey Inc.	5.875%	1/17/12	100	105
	Verizon New York Inc.	6.875%	4/1/12	75	80
	Verizon Virginia Inc.	4.625%	3/15/13	100	105
	Vodafone Group plc	5.350%	2/27/12	100	105
	Vodafone Group plc	5.000%	12/16/13	400	436
	Vodafone Group plc	5.375%	1/30/15	500	550
	Vodafone Group plc	5.000%	9/15/15	50	54
	Vodafone Group plc	5.750%	3/15/16	100	112
	Vodafone Group plc	5.625%	2/27/17	250	279
	Vodafone Group plc	5.450%	6/10/19	150	165
	Vodafone Group plc	7.875%	2/15/30	50	63
	Vodafone Group plc	6.150%	2/27/37	225	241
	Washington Post Co.	7.250%	2/1/19	75	85
	WPP Finance UK	5.875%	6/15/14	75	81
	WPP Finance UK	8.000%	9/15/14	50	58

	Consumer Cyclical (1.0%)
	AutoZone Inc.	6.500%	1/15/14	200	222
	Best Buy Co. Inc.	6.750%	7/15/13	275	302
	BorgWarner Inc.	4.625%	9/15/20	25	25
	Costco Wholesale Corp.	5.300%	3/15/12	25	26
	Costco Wholesale Corp.	5.500%	3/15/17	200	227
	CVS Caremark Corp.	4.875%	9/15/14	50	54
	CVS Caremark Corp.	3.250%	5/18/15	25	25
	CVS Caremark Corp.	6.125%	8/15/16	150	170
	CVS Caremark Corp.	6.600%	3/15/19	700	820
	CVS Caremark Corp.	6.250%	6/1/27	375	415
4	CVS Caremark Corp.	6.302%	6/1/37	125	121
	CVS Caremark Corp.	6.125%	9/15/39	175	187
	Daimler Finance
	North America LLC	7.300%	1/15/12	625	666
	Daimler Finance
	North America LLC	6.500%	11/15/13	300	339
	Daimler Finance
	North America LLC	8.500%	1/18/31	100	133
	Darden Restaurants Inc.	5.625%	10/15/12	75	80
	Darden Restaurants Inc.	6.200%	10/15/17	275	306
	Darden Restaurants Inc.	6.800%	10/15/37	100	107
	eBay Inc.	0.875%	10/15/13	75	74
	eBay Inc.	1.625%	10/15/15	75	72
	eBay Inc.	3.250%	10/15/20	75	70
	Expedia Inc.	5.950%	8/15/20	75	75
	Historic TW Inc.	9.150%	2/1/23	195	256
	Historic TW Inc.	6.625%	5/15/29	175	193
	Home Depot Inc.	5.250%	12/16/13	250	274
	Home Depot Inc.	5.400%	3/1/16	175	196
	Home Depot Inc.	3.950%	9/15/20	100	98
	Home Depot Inc.	5.875%	12/16/36	225	234
	Home Depot Inc.	5.400%	9/15/40	75	73
	International Game Technology	7.500%	6/15/19	50	57

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
International Game Technology	5.500%	6/15/20	75	76
Johnson Controls Inc.	5.000%	3/30/20	125	133
Johnson Controls Inc.	6.000%	1/15/36	50	51
Kohl’s Corp.	6.250%	12/15/17	50	58
Kohl’s Corp.	6.000%	1/15/33	100	101
Lowe’s Cos. Inc.	5.600%	9/15/12	100	108
Lowe’s Cos. Inc.	5.000%	10/15/15	150	167
Lowe’s Cos. Inc.	5.400%	10/15/16	150	170
Lowe’s Cos. Inc.	6.100%	9/15/17	75	87
Lowe’s Cos. Inc.	6.875%	2/15/28	25	29
Lowe’s Cos. Inc.	6.500%	3/15/29	200	224
Lowe’s Cos. Inc.	5.800%	10/15/36	75	79
Marriott International Inc.	4.625%	6/15/12	100	104
Marriott International Inc.	5.625%	2/15/13	100	107
Marriott International Inc.	6.200%	6/15/16	25	27
Marriott International Inc.	6.375%	6/15/17	50	56
McDonald’s Corp.	5.300%	3/15/17	125	139
McDonald’s Corp.	5.800%	10/15/17	175	202
McDonald’s Corp.	5.350%	3/1/18	100	112
McDonald’s Corp.	5.000%	2/1/19	100	109
McDonald’s Corp.	6.300%	10/15/37	50	59
McDonald’s Corp.	5.700%	2/1/39	100	109
MDC Holdings Inc.	5.500%	5/15/13	75	79
Nordstrom Inc.	6.250%	1/15/18	75	84
Nordstrom Inc.	4.750%	5/1/20	400	405
Nordstrom Inc.	7.000%	1/15/38	50	57
PACCAR Financial Corp.	1.950%	12/17/12	100	102
PACCAR Financial Corp.	2.050%	6/17/13	250	253
PACCAR Inc.	6.875%	2/15/14	100	114
Staples Inc.	9.750%	1/15/14	100	121
Target Corp.	5.125%	1/15/13	225	243
Target Corp.	4.000%	6/15/13	175	187
Target Corp.	5.375%	5/1/17	225	253
Target Corp.	6.000%	1/15/18	200	232
Target Corp.	7.000%	7/15/31	100	119
Target Corp.	6.350%	11/1/32	175	196
Target Corp.	6.500%	10/15/37	125	146
Target Corp.	7.000%	1/15/38	425	526
Time Warner Inc.	3.150%	7/15/15	575	583
Time Warner Inc.	5.875%	11/15/16	75	84
Time Warner Inc.	4.875%	3/15/20	350	364
Time Warner Inc.	4.700%	1/15/21	50	51
Time Warner Inc.	7.625%	4/15/31	300	363
Time Warner Inc.	7.700%	5/1/32	375	459
Time Warner Inc.	6.500%	11/15/36	175	191
Time Warner Inc.	6.200%	3/15/40	100	106
Time Warner Inc.	6.100%	7/15/40	175	183
TJX Cos. Inc.	6.950%	4/15/19	150	182
Toll Brothers Finance Corp.	5.150%	5/15/15	100	102
Toll Brothers Finance Corp.	6.750%	11/1/19	100	103
Toyota Motor Credit Corp.	3.200%	6/17/15	425	441
VF Corp.	5.950%	11/1/17	75	84
VF Corp.	6.450%	11/1/37	50	55
Viacom Inc.	6.250%	4/30/16	50	57
Viacom Inc.	6.125%	10/5/17	75	84
Viacom Inc.	5.625%	9/15/19	275	306
Viacom Inc.	6.875%	4/30/36	250	284
Wal-Mart Stores Inc.	4.550%	5/1/13	525	565
Wal-Mart Stores Inc.	7.250%	6/1/13	100	114
Wal-Mart Stores Inc.	4.500%	7/1/15	225	245
Wal-Mart Stores Inc.	1.500%	10/25/15	190	182
Wal-Mart Stores Inc.	5.375%	4/5/17	25	28
Wal-Mart Stores Inc.	5.800%	2/15/18	250	287
Wal-Mart Stores Inc.	3.250%	10/25/20	325	307
Wal-Mart Stores Inc.	5.875%	4/5/27	725	806
Wal-Mart Stores Inc.	7.550%	2/15/30	175	226
Wal-Mart Stores Inc.	5.250%	9/1/35	150	151
Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,061
Wal-Mart Stores Inc.	6.200%	4/15/38	300	339
Walgreen Co.	4.875%	8/1/13	450	492
Walt Disney Co.	6.375%	3/1/12	100	107

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Walt Disney Co.	5.625%	9/15/16	375	431
Walt Disney Co.	5.875%	12/15/17	175	202
Western Union Co.	5.930%	10/1/16	125	140
Western Union Co.	5.253%	4/1/20	133	137
Western Union Co.	6.200%	11/17/36	75	74
Western Union Co.	6.200%	6/21/40	200	198
Yum! Brands Inc.	7.700%	7/1/12	100	109
Yum! Brands Inc.	6.250%	4/15/16	50	57
Yum! Brands Inc.	6.250%	3/15/18	50	57
Yum! Brands Inc.	6.875%	11/15/37	225	257

Consumer Noncyclical (2.4%)
Abbott Laboratories	5.150%	11/30/12	100	108
Abbott Laboratories	4.350%	3/15/14	500	538
Abbott Laboratories	2.700%	5/27/15	75	76
Abbott Laboratories	5.875%	5/15/16	475	547
Abbott Laboratories	5.600%	11/30/17	100	115
Abbott Laboratories	4.125%	5/27/20	25	25
Abbott Laboratories	6.150%	11/30/37	300	342
Abbott Laboratories	6.000%	4/1/39	50	56
Abbott Laboratories	5.300%	5/27/40	100	102
Allergan Inc.	5.750%	4/1/16	25	29
Altria Group Inc.	8.500%	11/10/13	500	592
Altria Group Inc.	4.125%	9/11/15	475	497
Altria Group Inc.	9.700%	11/10/18	225	297
Altria Group Inc.	9.250%	8/6/19	300	391
Altria Group Inc.	9.950%	11/10/38	150	210
Altria Group Inc.	10.200%	2/6/39	650	934
AmerisourceBergen Corp.	5.625%	9/15/12	100	106
AmerisourceBergen Corp.	5.875%	9/15/15	150	166
AmerisourceBergen Corp.	4.875%	11/15/19	25	25
Amgen Inc.	4.850%	11/18/14	100	110
Amgen Inc.	5.850%	6/1/17	150	171
Amgen Inc.	5.700%	2/1/19	75	86
Amgen Inc.	3.450%	10/1/20	225	214
Amgen Inc.	6.375%	6/1/37	125	142
Amgen Inc.	6.900%	6/1/38	175	211
Amgen Inc.	6.400%	2/1/39	175	200
Amgen Inc.	5.750%	3/15/40	125	132
Amgen Inc.	4.950%	10/1/41	150	141
Anheuser-Busch Cos. Inc.	4.375%	1/15/13	125	132
Anheuser-Busch Cos. Inc.	5.500%	1/15/18	75	82
Anheuser-Busch Cos. Inc.	6.800%	8/20/32	150	174
Anheuser-Busch Cos. Inc.	5.750%	4/1/36	115	119
Anheuser-Busch InBev
Worldwide Inc.	3.000%	10/15/12	225	232
Anheuser-Busch InBev
Worldwide Inc.	2.500%	3/26/13	225	230
Anheuser-Busch InBev
Worldwide Inc.	4.125%	1/15/15	275	290
Anheuser-Busch InBev
Worldwide Inc.	5.375%	1/15/20	500	544
Anheuser-Busch InBev
Worldwide Inc.	5.000%	4/15/20	150	159
Anheuser-Busch InBev
Worldwide Inc.	6.375%	1/15/40	325	371
Archer-Daniels-Midland Co.	5.450%	3/15/18	75	84
Archer-Daniels-Midland Co.	5.935%	10/1/32	100	108
Archer-Daniels-Midland Co.	5.375%	9/15/35	275	276
AstraZeneca plc	5.400%	9/15/12	425	458
AstraZeneca plc	5.400%	6/1/14	75	83
AstraZeneca plc	5.900%	9/15/17	375	433
AstraZeneca plc	6.450%	9/15/37	450	531
Baxter International Inc.	6.250%	12/1/37	300	343
Becton Dickinson and Co.	5.000%	5/15/19	50	54
Biogen Idec Inc.	6.000%	3/1/13	225	243
Biogen Idec Inc.	6.875%	3/1/18	325	366
Bottling Group LLC	4.625%	11/15/12	200	214
Bottling Group LLC	5.000%	11/15/13	75	83
Bottling Group LLC	5.500%	4/1/16	250	285
Bristol-Myers Squibb Co.	5.450%	5/1/18	50	57

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bristol-Myers Squibb Co.	7.150%	6/15/23	200	250
Bristol-Myers Squibb Co.	6.800%	11/15/26	100	120
Bristol-Myers Squibb Co.	5.875%	11/15/36	112	124
Bristol-Myers Squibb Co.	6.125%	5/1/38	50	58
Bunge Ltd. Finance Corp.	5.350%	4/15/14	175	183
Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	26
Bunge Ltd. Finance Corp.	8.500%	6/15/19	425	500
Campbell Soup Co.	3.050%	7/15/17	25	25
Cardinal Health Inc.	4.000%	6/15/15	50	52
Cardinal Health Inc.	4.625%	12/15/20	125	124
CareFusion Corp.	4.125%	8/1/12	25	26
CareFusion Corp.	5.125%	8/1/14	50	54
CareFusion Corp.	6.375%	8/1/19	50	56
Celgene Corp.	2.450%	10/15/15	50	49
Celgene Corp.	3.950%	10/15/20	25	24
Celgene Corp.	5.700%	10/15/40	50	48
Church & Dwight Co. Inc.	3.350%	12/15/15	50	50
Cia de Bebidas das Americas	8.750%	9/15/13	100	115
Clorox Co.	5.000%	1/15/15	250	271
Coca-Cola Co.	0.750%	11/15/13	50	49
Coca-Cola Co.	3.625%	3/15/14	100	105
Coca-Cola Co.	1.500%	11/15/15	200	192
Coca-Cola Co.	5.350%	11/15/17	175	198
Coca-Cola Co.	4.875%	3/15/19	200	219
Coca-Cola Co.	3.150%	11/15/20	125	117
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	103
Coca-Cola HBC Finance BV	5.125%	9/17/13	100	107
Coca-Cola
Refreshments USA Inc.	5.000%	8/15/13	450	493
Coca-Cola
Refreshments USA Inc.	7.375%	3/3/14	400	465
Coca-Cola
Refreshments USA Inc.	4.250%	3/1/15	25	27
Corn Products
International Inc.	3.200%	11/1/15	25	25
Corn Products
International Inc.	4.625%	11/1/20	25	25
Corn Products
International Inc.	6.625%	4/15/37	25	26
Covidien International
Finance SA	5.450%	10/15/12	125	135
Covidien International
Finance SA	6.000%	10/15/17	225	256
Covidien International
Finance SA	6.550%	10/15/37	175	206
Delhaize Group SA	5.875%	2/1/14	125	138
Diageo Capital plc	5.200%	1/30/13	50	54
Diageo Capital plc	5.750%	10/23/17	25	29
Diageo Capital plc	4.828%	7/15/20	300	318
Diageo Finance BV	5.300%	10/28/15	75	83
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	75	77
Dr Pepper Snapple Group Inc.	6.120%	5/1/13	25	28
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	70	83
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	25	31
Eli Lilly & Co.	3.550%	3/6/12	175	181
Eli Lilly & Co.	6.000%	3/15/12	25	27
Eli Lilly & Co.	4.200%	3/6/14	150	161
Eli Lilly & Co.	5.200%	3/15/17	150	167
Eli Lilly & Co.	5.500%	3/15/27	150	160
Eli Lilly & Co.	5.950%	11/15/37	150	166
Express Scripts Inc.	5.250%	6/15/12	125	132
Express Scripts Inc.	6.250%	6/15/14	125	140
Express Scripts Inc.	7.250%	6/15/19	50	59
Fortune Brands Inc.	3.000%	6/1/12	200	203
Fortune Brands Inc.	5.375%	1/15/16	250	258
Fortune Brands Inc.	5.875%	1/15/36	50	44
Genentech Inc.	4.750%	7/15/15	50	55
Genentech Inc.	5.250%	7/15/35	75	76
General Mills Inc.	6.000%	2/15/12	233	246
General Mills Inc.	5.650%	9/10/12	100	108
General Mills Inc.	5.250%	8/15/13	100	110

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
General Mills Inc.	5.700%	2/15/17	150	168
General Mills Inc.	5.650%	2/15/19	775	862
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	400	433
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	375	404
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	457
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	350	413
Hasbro Inc.	6.300%	9/15/17	175	189
Hasbro Inc.	6.350%	3/15/40	50	50
Hershey Co.	5.450%	9/1/16	50	56
Hershey Co.	4.125%	12/1/20	50	51
HJ Heinz Finance Co.	6.750%	3/15/32	225	248
Hospira Inc.	5.900%	6/15/14	75	83
Hospira Inc.	5.600%	9/15/40	50	49
Johnson & Johnson	5.150%	8/15/12	175	188
Johnson & Johnson	6.950%	9/1/29	25	31
Johnson & Johnson	4.950%	5/15/33	150	153
Johnson & Johnson	5.950%	8/15/37	200	233
Johnson & Johnson	4.500%	9/1/40	150	142
Kellogg Co.	5.125%	12/3/12	375	403
Kellogg Co.	4.250%	3/6/13	100	106
Kellogg Co.	4.150%	11/15/19	125	127
Kellogg Co.	7.450%	4/1/31	475	594
Kimberly-Clark Corp.	4.875%	8/15/15	200	222
Kimberly-Clark Corp.	6.125%	8/1/17	275	320
Kimberly-Clark Corp.	6.250%	7/15/18	50	59
Kimberly-Clark Corp.	3.625%	8/1/20	140	138
Koninklijke Philips
Electronics NV	4.625%	3/11/13	100	107
Koninklijke Philips
Electronics NV	5.750%	3/11/18	200	224
Koninklijke Philips
Electronics NV	6.875%	3/11/38	175	209
Kraft Foods Inc.	6.250%	6/1/12	100	107
Kraft Foods Inc.	2.625%	5/8/13	275	282
Kraft Foods Inc.	5.250%	10/1/13	25	27
Kraft Foods Inc.	6.750%	2/19/14	75	85
Kraft Foods Inc.	4.125%	2/9/16	925	970
Kraft Foods Inc.	6.500%	8/11/17	475	553
Kraft Foods Inc.	6.125%	8/23/18	75	86
Kraft Foods Inc.	5.375%	2/10/20	500	537
Kraft Foods Inc.	6.500%	11/1/31	200	222
Kraft Foods Inc.	7.000%	8/11/37	400	470
Kraft Foods Inc.	6.875%	2/1/38	575	665
Kraft Foods Inc.	6.875%	1/26/39	25	29
Kraft Foods Inc.	6.500%	2/9/40	225	251
Kroger Co.	6.750%	4/15/12	350	374
Kroger Co.	6.200%	6/15/12	250	268
Kroger Co.	5.000%	4/15/13	200	215
Kroger Co.	6.150%	1/15/20	75	85
Kroger Co.	8.000%	9/15/29	125	155
Kroger Co.	7.500%	4/1/31	100	120
Kroger Co.	6.900%	4/15/38	75	86
Laboratory Corp. of America
Holdings	5.625%	12/15/15	75	82
Life Technologies Corp.	4.400%	3/1/15	100	104
Life Technologies Corp.	3.500%	1/15/16	50	50
Life Technologies Corp.	6.000%	3/1/20	125	134
Life Technologies Corp.	5.000%	1/15/21	75	74
Lorillard Tobacco Co.	8.125%	6/23/19	125	139
Lorillard Tobacco Co.	6.875%	5/1/20	150	155
McKesson Corp.	7.750%	2/1/12	100	107
McKesson Corp.	5.250%	3/1/13	175	188
Mead Johnson Nutrition Co.	3.500%	11/1/14	25	26
Mead Johnson Nutrition Co.	4.900%	11/1/19	50	53
Mead Johnson Nutrition Co.	5.900%	11/1/39	100	103
Medco Health Solutions Inc.	2.750%	9/15/15	275	273
Medco Health Solutions Inc.	7.125%	3/15/18	250	296
Medtronic Inc.	4.500%	3/15/14	75	81
Medtronic Inc.	3.000%	3/15/15	250	257
Medtronic Inc.	4.750%	9/15/15	100	110
Medtronic Inc.	5.600%	3/15/19	25	28

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Medtronic Inc.	4.450%	3/15/20	125	130
	Medtronic Inc.	6.500%	3/15/39	25	29
	Medtronic Inc.	5.550%	3/15/40	350	374
	Merck & Co. Inc.	4.375%	2/15/13	100	107
	Merck & Co. Inc.	5.300%	12/1/13	250	278
	Merck & Co. Inc.	4.750%	3/1/15	200	220
	Merck & Co. Inc.	4.000%	6/30/15	100	107
	Merck & Co. Inc.	2.250%	1/15/16	75	74
	Merck & Co. Inc.	6.000%	9/15/17	150	175
	Merck & Co. Inc.	5.000%	6/30/19	100	110
	Merck & Co. Inc.	3.875%	1/15/21	250	249
	Merck & Co. Inc.	6.400%	3/1/28	50	58
	Merck & Co. Inc.	5.950%	12/1/28	75	83
	Merck & Co. Inc.	6.500%	12/1/33	75	89
	Merck & Co. Inc.	5.750%	11/15/36	350	384
	Merck & Co. Inc.	6.550%	9/15/37	125	152
	Merck & Co. Inc.	5.850%	6/30/39	75	84
	Novant Health Inc.	5.850%	11/1/19	150	159
	Novartis Capital Corp.	1.900%	4/24/13	125	127
	Novartis Capital Corp.	4.125%	2/10/14	525	561
	Novartis Capital Corp.	2.900%	4/24/15	125	128
	Novartis Securities
	Investment Ltd.	5.125%	2/10/19	400	443
	PepsiAmericas Inc.	5.750%	7/31/12	100	108
	PepsiAmericas Inc.	5.000%	5/15/17	100	109
	PepsiCo Inc.	4.650%	2/15/13	125	134
	PepsiCo Inc.	3.750%	3/1/14	350	370
	PepsiCo Inc.	5.000%	6/1/18	325	357
	PepsiCo Inc.	7.900%	11/1/18	375	481
	PepsiCo Inc.	4.500%	1/15/20	25	26
	PepsiCo Inc.	7.000%	3/1/29	275	338
	PepsiCo Inc.	5.500%	1/15/40	250	263
	PepsiCo Inc.	4.875%	11/1/40	200	192
	Pfizer Inc.	4.450%	3/15/12	425	444
	Pfizer Inc.	5.350%	3/15/15	700	787
	Pfizer Inc.	6.200%	3/15/19	600	705
	Pfizer Inc.	7.200%	3/15/39	425	549
	Pharmacia Corp.	6.600%	12/1/28	75	87
	Philip Morris International Inc.	4.875%	5/16/13	250	270
	Philip Morris International Inc.	6.875%	3/17/14	150	173
	Philip Morris International Inc.	5.650%	5/16/18	325	369
	Philip Morris International Inc.	6.375%	5/16/38	200	233
4	Procter & Gamble - Esop	9.360%	1/1/21	395	500
	Procter & Gamble Co.	4.950%	8/15/14	50	55
	Procter & Gamble Co.	3.500%	2/15/15	150	158
	Procter & Gamble Co.	4.700%	2/15/19	100	109
	Procter & Gamble Co.	6.450%	1/15/26	75	89
	Procter & Gamble Co.	5.550%	3/5/37	325	355
	Quest Diagnostics Inc.	5.450%	11/1/15	200	216
	Quest Diagnostics Inc.	6.950%	7/1/37	75	80
	Reynolds American Inc.	7.250%	6/1/12	225	241
	Reynolds American Inc.	7.250%	6/1/13	150	166
	Reynolds American Inc.	6.750%	6/15/17	150	167
	Reynolds American Inc.	7.250%	6/15/37	125	127
	Safeway Inc.	6.250%	3/15/14	150	166
	Safeway Inc.	6.350%	8/15/17	100	112
	Safeway Inc.	5.000%	8/15/19	125	129
	Safeway Inc.	3.950%	8/15/20	250	237
	Safeway Inc.	7.250%	2/1/31	75	83
	St. Jude Medical Inc.	2.200%	9/15/13	200	203
	St. Jude Medical Inc.	3.750%	7/15/14	225	237
	Stryker Corp.	3.000%	1/15/15	50	51
	Stryker Corp.	4.375%	1/15/20	50	51
	Sysco Corp.	4.200%	2/12/13	25	27
	Sysco Corp.	5.250%	2/12/18	100	110
	Sysco Corp.	5.375%	9/21/35	100	103
	Teva Pharmaceutical
	Finance Co. LLC	6.150%	2/1/36	200	225
	Teva Pharmaceutical Finance II
	BV / Teva Pharmaceutical
	Finance III LLC	3.000%	6/15/15	100	102

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Thermo Fisher Scientific Inc.	2.150%	12/28/12	50	51
Thermo Fisher Scientific Inc.	3.250%	11/20/14	75	77
Thermo Fisher Scientific Inc.	3.200%	5/1/15	200	204
Unilever Capital Corp.	3.650%	2/15/14	25	26
Unilever Capital Corp.	5.900%	11/15/32	50	56
UST LLC	5.750%	3/1/18	75	81
Whirlpool Corp.	5.500%	3/1/13	325	344
Wyeth	5.500%	3/15/13	275	300
Wyeth	5.500%	2/1/14	50	55
Wyeth	5.500%	2/15/16	200	226
Wyeth	5.450%	4/1/17	50	56
Wyeth	6.450%	2/1/24	100	118
Wyeth	6.500%	2/1/34	100	117
Wyeth	6.000%	2/15/36	175	193
Wyeth	5.950%	4/1/37	650	715
Zimmer Holdings Inc.	4.625%	11/30/19	50	51
Zimmer Holdings Inc.	5.750%	11/30/39	50	51

Energy (1.4%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	125	144
Anadarko Petroleum Corp.	7.625%	3/15/14	150	168
Anadarko Petroleum Corp.	5.750%	6/15/14	25	27
Anadarko Petroleum Corp.	6.450%	9/15/36	775	770
Anadarko Petroleum Corp.	7.950%	6/15/39	25	29
Anadarko Petroleum Corp.	6.200%	3/15/40	275	268
Apache Corp.	6.000%	9/15/13	175	197
Apache Corp.	5.625%	1/15/17	100	114
Apache Corp.	6.900%	9/15/18	150	181
Apache Corp.	3.625%	2/1/21	75	72
Apache Corp.	6.000%	1/15/37	150	164
Apache Corp.	5.100%	9/1/40	350	339
Baker Hughes Inc.	6.875%	1/15/29	100	120
Baker Hughes Inc.	5.125%	9/15/40	275	268
BP Capital Markets plc	3.125%	3/10/12	350	358
BP Capital Markets plc	5.250%	11/7/13	350	379
BP Capital Markets plc	3.625%	5/8/14	50	51
BP Capital Markets plc	3.875%	3/10/15	275	285
BP Capital Markets plc	3.125%	10/1/15	450	448
BP Capital Markets plc	4.750%	3/10/19	200	206
BP Capital Markets plc	4.500%	10/1/20	25	25
Burlington Resources
Finance Co.	7.400%	12/1/31	175	211
Cameron International Corp.	6.375%	7/15/18	100	110
Cameron International Corp.	7.000%	7/15/38	100	108
Canadian Natural
Resources Ltd.	5.450%	10/1/12	50	54
Canadian Natural
Resources Ltd.	5.150%	2/1/13	25	27
Canadian Natural
Resources Ltd.	4.900%	12/1/14	150	163
Canadian Natural
Resources Ltd.	6.000%	8/15/16	125	144
Canadian Natural
Resources Ltd.	5.700%	5/15/17	225	256
Canadian Natural
Resources Ltd.	7.200%	1/15/32	225	269
Canadian Natural
Resources Ltd.	6.450%	6/30/33	125	138
Canadian Natural
Resources Ltd.	6.500%	2/15/37	150	170
Cenovus Energy Inc.	4.500%	9/15/14	150	161
Cenovus Energy Inc.	5.700%	10/15/19	50	57
Cenovus Energy Inc.	6.750%	11/15/39	850	990
Chevron Corp.	3.450%	3/3/12	125	129
Chevron Corp.	3.950%	3/3/14	300	320
Chevron Corp.	4.950%	3/3/19	275	309
ConocoPhillips	4.750%	2/1/14	125	136
ConocoPhillips	5.750%	2/1/19	875	997
ConocoPhillips	5.900%	10/15/32	50	55
ConocoPhillips	6.500%	2/1/39	100	118

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	ConocoPhillips Canada
	Funding Co. I	5.625%	10/15/16	250	283
	ConocoPhillips Canada
	Funding Co. I	5.950%	10/15/36	150	161
	ConocoPhillips Holding Co.	6.950%	4/15/29	150	184
	Devon Energy Corp.	5.625%	1/15/14	100	110
	Devon Energy Corp.	7.950%	4/15/32	50	66
	Devon Financing Corp. ULC	7.875%	9/30/31	300	397
	Diamond Offshore Drilling Inc.	4.875%	7/1/15	25	27
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	75	83
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	100	99
	Encana Corp.	4.750%	10/15/13	25	27
	Encana Corp.	5.900%	12/1/17	225	255
	Encana Corp.	6.500%	8/15/34	325	354
	Encana Corp.	6.500%	2/1/38	200	217
	EnCana Holdings Finance Corp. 5.800%		5/1/14	100	111
	EOG Resources Inc.	2.950%	6/1/15	125	126
	EOG Resources Inc.	5.875%	9/15/17	125	143
	EOG Resources Inc.	4.400%	6/1/20	100	101
	EOG Resources Inc.	4.100%	2/1/21	150	148
	Halliburton Co.	6.150%	9/15/19	200	230
	Halliburton Co.	6.700%	9/15/38	125	146
	Halliburton Co.	7.450%	9/15/39	200	256
	Hess Corp.	7.875%	10/1/29	350	436
	Hess Corp.	7.125%	3/15/33	100	118
	Hess Corp.	5.600%	2/15/41	500	497
	Husky Energy Inc.	5.900%	6/15/14	300	330
	Husky Energy Inc.	6.150%	6/15/19	100	109
	Husky Energy Inc.	6.800%	9/15/37	50	55
	Kerr-McGee Corp.	6.950%	7/1/24	250	271
	Kerr-McGee Corp.	7.875%	9/15/31	50	56
	Marathon Oil Corp.	6.125%	3/15/12	125	132
	Marathon Oil Corp.	5.900%	3/15/18	50	56
	Nabors Industries Inc.	6.150%	2/15/18	300	321
6	Nabors Industries Inc.	5.000%	9/15/20	175	169
	Nexen Inc.	5.050%	11/20/13	50	53
	Nexen Inc.	5.650%	5/15/17	100	106
	Nexen Inc.	7.875%	3/15/32	50	56
	Nexen Inc.	6.400%	5/15/37	300	290
	Nexen Inc.	7.500%	7/30/39	200	218
	Noble Energy Inc.	8.250%	3/1/19	200	249
	Noble Holding
	International Ltd.	4.900%	8/1/20	100	104
	Noble Holding
	International Ltd.	6.200%	8/1/40	100	106
	Occidental Petroleum Corp.	6.750%	1/15/12	250	266
	Occidental Petroleum Corp.	2.500%	2/1/16	200	200
	Occidental Petroleum Corp.	4.100%	2/1/21	350	356
	Petro-Canada	6.050%	5/15/18	475	540
	Petro-Canada	7.875%	6/15/26	25	30
	Petro-Canada	7.000%	11/15/28	100	111
	Petro-Canada	5.350%	7/15/33	150	141
	Petro-Canada	6.800%	5/15/38	125	141
	Rowan Cos. Inc.	7.875%	8/1/19	75	87
	Shell International Finance BV	1.875%	3/25/13	175	178
	Shell International Finance BV	4.000%	3/21/14	300	319
	Shell International Finance BV	3.100%	6/28/15	725	744
	Shell International Finance BV	3.250%	9/22/15	100	103
	Shell International Finance BV	4.300%	9/22/19	500	522
	Shell International Finance BV	4.375%	3/25/20	125	131
	Shell International Finance BV	6.375%	12/15/38	475	561
	Shell International Finance BV	5.500%	3/25/40	75	80
	Smith International Inc.	9.750%	3/15/19	300	413
	Statoil ASA	3.875%	4/15/14	25	27
	Statoil ASA	3.125%	8/17/17	400	395
	Statoil ASA	5.250%	4/15/19	25	28
	Statoil ASA	7.250%	9/23/27	400	499
	Statoil ASA	5.100%	8/17/40	125	125
	Suncor Energy Inc.	6.100%	6/1/18	25	29
	Suncor Energy Inc.	5.950%	12/1/34	75	75
	Suncor Energy Inc.	6.500%	6/15/38	925	1,028

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sunoco Inc.	4.875%	10/15/14	50	52
	Sunoco Inc.	5.750%	1/15/17	50	52
	Talisman Energy Inc.	5.125%	5/15/15	50	54
	Talisman Energy Inc.	7.750%	6/1/19	200	247
	Talisman Energy Inc.	3.750%	2/1/21	225	212
	Talisman Energy Inc.	5.850%	2/1/37	150	151
	Tosco Corp.	8.125%	2/15/30	100	129
	Total Capital SA	3.000%	6/24/15	150	153
	Total Capital SA	4.450%	6/24/20	150	155
	Total Capital SA	4.250%	12/15/21	200	202
	Transocean Inc.	4.950%	11/15/15	350	361
	Transocean Inc.	6.000%	3/15/18	75	79
	Transocean Inc.	6.500%	11/15/20	150	159
	Transocean Inc.	7.500%	4/15/31	175	184
	Transocean Inc.	6.800%	3/15/38	150	152
	Valero Energy Corp.	6.875%	4/15/12	300	319
	Valero Energy Corp.	9.375%	3/15/19	200	248
	Valero Energy Corp.	6.125%	2/1/20	75	80
	Valero Energy Corp.	7.500%	4/15/32	225	243
	Valero Energy Corp.	6.625%	6/15/37	175	178
	Weatherford International Inc.	6.350%	6/15/17	250	277
	Weatherford International Ltd.	6.500%	8/1/36	275	279
	Weatherford International Ltd.
	Bermuda	6.000%	3/15/18	50	54
	Weatherford International Ltd.
	Bermuda	5.125%	9/15/20	400	400
	Weatherford International Ltd.
	Bermuda	6.750%	9/15/40	150	156
	Williams Cos. Inc.	7.500%	1/15/31	186	209
	Williams Cos. Inc.	7.750%	6/15/31	56	64
	XTO Energy Inc.	5.750%	12/15/13	250	282
	XTO Energy Inc.	6.250%	8/1/17	375	440
	XTO Energy Inc.	6.750%	8/1/37	200	250

	Other Industrial (0.0%)
	Cintas Corp. No 2	6.125%	12/1/17	75	86
	Massachusetts Development
	Finance Agency Revenue
	(Harvard University)	4.875%	10/15/40	200	190

	Technology (0.9%)
	Adobe Systems Inc.	3.250%	2/1/15	100	102
	Adobe Systems Inc.	4.750%	2/1/20	175	179
	Agilent Technologies Inc.	4.450%	9/14/12	25	26
	Agilent Technologies Inc.	5.500%	9/14/15	50	54
	Agilent Technologies Inc.	6.500%	11/1/17	400	443
	Amphenol Corp.	4.750%	11/15/14	100	106
	Analog Devices Inc.	5.000%	7/1/14	100	107
	Arrow Electronics Inc.	3.375%	11/1/15	75	73
	BMC Software Inc.	7.250%	6/1/18	50	58
6	Broadcom Corp.	1.500%	11/1/13	50	50
	CA Inc.	5.375%	12/1/19	75	77
	Cisco Systems Inc.	2.900%	11/17/14	125	130
	Cisco Systems Inc.	5.500%	2/22/16	200	228
	Cisco Systems Inc.	4.950%	2/15/19	475	518
	Cisco Systems Inc.	4.450%	1/15/20	675	709
	Cisco Systems Inc.	5.900%	2/15/39	200	221
	Cisco Systems Inc.	5.500%	1/15/40	175	183
	Computer Sciences Corp.	6.500%	3/15/18	50	54
	Corning Inc.	6.625%	5/15/19	25	29
	Dell Inc.	3.375%	6/15/12	25	26
	Dell Inc.	4.700%	4/15/13	150	161
	Dell Inc.	1.400%	9/10/13	150	150
	Dell Inc.	2.300%	9/10/15	200	195
	Dell Inc.	5.650%	4/15/18	75	82
	Dell Inc.	5.875%	6/15/19	75	82
	Dell Inc.	6.500%	4/15/38	100	106
	Dun & Bradstreet Corp.	6.000%	4/1/13	150	163
	Equifax Inc.	4.450%	12/1/14	50	53
	Equifax Inc.	6.300%	7/1/17	25	27
	Equifax Inc.	7.000%	7/1/37	50	54

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Fiserv Inc.	6.125%	11/20/12	251	272
	Fiserv Inc.	3.125%	10/1/15	50	50
	Fiserv Inc.	6.800%	11/20/17	150	167
	Harris Corp.	5.000%	10/1/15	125	132
	Harris Corp.	4.400%	12/15/20	50	50
	Harris Corp.	6.150%	12/15/40	75	77
	Hewlett-Packard Co.	4.250%	2/24/12	100	104
	Hewlett-Packard Co.	6.500%	7/1/12	200	217
	Hewlett-Packard Co.	4.500%	3/1/13	100	107
	Hewlett-Packard Co.	1.250%	9/13/13	350	349
	Hewlett-Packard Co.	6.125%	3/1/14	700	792
	Hewlett-Packard Co.	4.750%	6/2/14	350	381
	Hewlett-Packard Co.	2.125%	9/13/15	200	197
	Hewlett-Packard Co.	5.500%	3/1/18	75	84
	Hewlett-Packard Co.	3.750%	12/1/20	125	122
	HP Enterprise Services LLC	6.000%	8/1/13	75	84
	IBM International Group
	Capital LLC	5.050%	10/22/12	275	296
	International Business
	Machines Corp.	1.000%	8/5/13	875	869
	International Business
	Machines Corp.	2.000%	1/5/16	25	24
	International Business
	Machines Corp.	5.700%	9/14/17	850	978
	International Business
	Machines Corp.	6.220%	8/1/27	75	87
	International Business
	Machines Corp.	6.500%	1/15/28	75	88
	International Business
	Machines Corp.	5.875%	11/29/32	325	366
	International Business
	Machines Corp.	5.600%	11/30/39	387	421
	Intuit Inc.	5.400%	3/15/12	50	52
	Lexmark International Inc.	5.900%	6/1/13	50	53
	Lexmark International Inc.	6.650%	6/1/18	150	161
	Maxim Integrated
	Products Inc.	3.450%	6/14/13	50	51
	Microsoft Corp.	0.875%	9/27/13	150	149
	Microsoft Corp.	2.950%	6/1/14	500	521
	Microsoft Corp.	1.625%	9/25/15	150	146
	Microsoft Corp.	4.200%	6/1/19	25	26
	Microsoft Corp.	3.000%	10/1/20	225	213
	Microsoft Corp.	5.200%	6/1/39	25	26
	Microsoft Corp.	4.500%	10/1/40	100	93
	Motorola Inc.	5.375%	11/15/12	50	53
	Motorola Inc.	6.000%	11/15/17	550	584
	Motorola Inc.	7.500%	5/15/25	50	54
	Motorola Inc.	6.500%	9/1/25	5	5
	Motorola Inc.	6.500%	11/15/28	5	5
	Motorola Inc.	6.625%	11/15/37	5	5
	Nokia Oyj	5.375%	5/15/19	100	105
	Nokia Oyj	6.625%	5/15/39	50	53
	Oracle Corp.	4.950%	4/15/13	150	163
	Oracle Corp.	3.750%	7/8/14	225	238
	Oracle Corp.	5.250%	1/15/16	275	308
	Oracle Corp.	5.750%	4/15/18	300	341
	Oracle Corp.	5.000%	7/8/19	550	596
	Oracle Corp.	6.500%	4/15/38	200	233
	Oracle Corp.	6.125%	7/8/39	250	279
6	Oracle Corp.	5.375%	7/15/40	500	506
	Pitney Bowes Inc.	4.625%	10/1/12	100	105
	Pitney Bowes Inc.	3.875%	6/15/13	100	104
	Pitney Bowes Inc.	4.875%	8/15/14	100	105
	Pitney Bowes Inc.	4.750%	1/15/16	375	386
6	SAIC Inc.	4.450%	12/1/20	75	75
6	SAIC Inc.	5.950%	12/1/40	75	76
	Science Applications
	International Corp.	6.250%	7/1/12	25	27
	Science Applications
	International Corp.	5.500%	7/1/33	25	24
	Symantec Corp.	2.750%	9/15/15	25	24
	Symantec Corp.	4.200%	9/15/20	50	46

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Xerox Corp.	8.250%	5/15/14	150	175
	Xerox Corp.	6.400%	3/15/16	100	114
	Xerox Corp.	6.750%	2/1/17	100	115
	Xerox Corp.	6.350%	5/15/18	175	197
	Xerox Corp.	5.625%	12/15/19	25	27
	Xerox Corp.	6.750%	12/15/39	375	427

	Transportation (0.4%)
4	American Airlines Pass
	Through Trust 2009-1A	10.375%	7/2/19	74	88
	Burlington Northern
	Santa Fe LLC	5.900%	7/1/12	225	241
	Burlington Northern
	Santa Fe LLC	5.650%	5/1/17	100	111
	Burlington Northern
	Santa Fe LLC	3.600%	9/1/20	175	168
	Burlington Northern
	Santa Fe LLC	6.200%	8/15/36	125	135
	Burlington Northern
	Santa Fe LLC	5.050%	3/1/41	225	209
	Canadian National Railway Co.	5.800%	6/1/16	100	114
	Canadian National Railway Co.	6.200%	6/1/36	75	84
	Canadian Pacific Railway Co.	4.450%	3/15/23	25	24
	Canadian Pacific Railway Co.	5.950%	5/15/37	150	155
	Con-way Inc.	6.700%	5/1/34	100	92
4	Continental Airlines 1998-1
	Class A Pass Through Trust	6.648%	9/15/17	165	172
4	Continental Airlines 2009-2
	Class A Pass Through Trust	7.250%	11/10/19	146	163
	CSX Corp.	6.300%	3/15/12	150	159
	CSX Corp.	6.250%	4/1/15	50	57
	CSX Corp.	5.600%	5/1/17	175	191
	CSX Corp.	7.900%	5/1/17	73	88
	CSX Corp.	6.250%	3/15/18	375	429
	CSX Corp.	7.375%	2/1/19	425	512
	CSX Corp.	6.000%	10/1/36	50	52
	CSX Corp.	6.220%	4/30/40	152	163
4	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	8/10/22	203	217
4	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	12/17/19	342	380
4	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	5/23/19	125	125
	JB Hunt Transport
	Services Inc.	3.375%	9/15/15	250	246
	Norfolk Southern Corp.	7.700%	5/15/17	450	551
	Norfolk Southern Corp.	5.750%	4/1/18	100	112
	Norfolk Southern Corp.	5.900%	6/15/19	175	198
	Norfolk Southern Corp.	7.800%	5/15/27	200	258
	Norfolk Southern Corp.	7.050%	5/1/37	400	480
	Norfolk Southern Corp.	7.900%	5/15/97	50	61
	Ryder System Inc.	5.850%	3/1/14	75	80
	Ryder System Inc.	7.200%	9/1/15	100	115
	Ryder System Inc.	3.600%	3/1/16	230	229
	Ryder System Inc.	5.850%	11/1/16	25	28
	Southwest Airlines Co.	6.500%	3/1/12	250	262
	Southwest Airlines Co.	5.750%	12/15/16	75	79
4	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	8/1/22	44	49
	Union Pacific Corp.	6.125%	1/15/12	25	26
	Union Pacific Corp.	6.500%	4/15/12	75	80
	Union Pacific Corp.	5.450%	1/31/13	225	243
	Union Pacific Corp.	5.375%	5/1/14	150	164
	Union Pacific Corp.	5.750%	11/15/17	275	309
	Union Pacific Corp.	5.700%	8/15/18	375	418
	Union Pacific Corp.	7.125%	2/1/28	150	172
	United Parcel Service Inc.	3.875%	4/1/14	200	213
	United Parcel Service Inc.	5.500%	1/15/18	75	85
	United Parcel Service Inc.	5.125%	4/1/19	100	111
	United Parcel Service Inc.	3.125%	1/15/21	225	209
	United Parcel Service Inc.	6.200%	1/15/38	100	116
					221,938

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Utilities (2.3%)
	Electric (1.7%)
	AEP Texas Central Co.	6.650%	2/15/33	200	215
	Alabama Power Co.	5.500%	10/15/17	225	249
	Alabama Power Co.	6.000%	3/1/39	125	139
	Ameren Energy Generating Co. 7.000%		4/15/18	400	397
	Ameren Illinois Co.	6.125%	11/15/17	25	28
	Ameren Illinois Co.	6.250%	4/1/18	125	137
	American Water Capital Corp.	6.085%	10/15/17	200	224
	American Water Capital Corp.	6.593%	10/15/37	150	160
	Appalachian Power Co.	3.400%	5/24/15	150	154
	Appalachian Power Co.	6.375%	4/1/36	50	53
	Appalachian Power Co.	7.000%	4/1/38	50	57
	Arizona Public Service Co.	5.800%	6/30/14	75	83
	Baltimore Gas & Electric Co.	5.900%	10/1/16	100	112
	Carolina Power & Light Co.	5.125%	9/15/13	325	357
	Carolina Power & Light Co.	5.300%	1/15/19	175	194
	CenterPoint Energy Houston
	Electric LLC	5.700%	3/15/13	300	327
	CenterPoint Energy Houston
	Electric LLC	6.950%	3/15/33	50	57
	Cleco Power LLC	6.000%	12/1/40	100	98
	Cleveland Electric
	Illuminating Co.	5.500%	8/15/24	225	232
	Commonwealth Edison Co.	6.150%	3/15/12	75	80
	Commonwealth Edison Co.	5.950%	8/15/16	175	201
	Commonwealth Edison Co.	6.150%	9/15/17	325	371
	Commonwealth Edison Co.	5.800%	3/15/18	75	84
	Commonwealth Edison Co.	4.000%	8/1/20	25	25
	Commonwealth Edison Co.	5.900%	3/15/36	50	52
	Commonwealth Edison Co.	6.450%	1/15/38	175	195
	Connecticut Light & Power Co.	6.350%	6/1/36	175	199
	Consolidated Edison Co. of
	New York Inc.	5.625%	7/1/12	350	374
	Consolidated Edison Co. of
	New York Inc.	4.875%	2/1/13	75	80
	Consolidated Edison Co. of
	New York Inc.	5.500%	9/15/16	100	113
	Consolidated Edison Co. of
	New York Inc.	6.650%	4/1/19	200	239
	Consolidated Edison Co. of
	New York Inc.	5.300%	3/1/35	200	198
	Consolidated Edison Co. of
	New York Inc.	6.200%	6/15/36	75	84
	Consolidated Edison Co. of
	New York Inc.	6.300%	8/15/37	275	311
	Consolidated Natural Gas Co.	5.000%	12/1/14	300	328
	Constellation Energy
	Group Inc.	4.550%	6/15/15	300	313
	Constellation Energy
	Group Inc.	7.600%	4/1/32	25	29
	Consumers Energy Co.	5.375%	4/15/13	225	244
	Consumers Energy Co.	5.500%	8/15/16	100	113
	Dominion Resources Inc.	5.700%	9/17/12	140	151
	Dominion Resources Inc.	5.150%	7/15/15	600	666
	Dominion Resources Inc.	6.000%	11/30/17	250	283
	Dominion Resources Inc.	6.300%	3/15/33	100	109
	Dominion Resources Inc.	5.950%	6/15/35	225	240
4	Dominion Resources Inc.	6.300%	9/30/66	75	73
	Duke Energy Carolinas LLC	6.250%	1/15/12	300	317
	Duke Energy Carolinas LLC	4.300%	6/15/20	250	259
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	137
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	111
	Duke Energy Carolinas LLC	6.050%	4/15/38	50	56
	Duke Energy Carolinas LLC	5.300%	2/15/40	175	178
	Duke Energy Corp.	3.350%	4/1/15	200	206
	Duke Energy Corp.	5.050%	9/15/19	75	80
	Duke Energy Indiana Inc.	5.000%	9/15/13	125	136
	Duke Energy Indiana Inc.	3.750%	7/15/20	25	25
	Duke Energy Indiana Inc.	6.350%	8/15/38	225	259
	Duke Energy Ohio Inc.	5.700%	9/15/12	75	81

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Duke Energy Ohio Inc.	2.100%	6/15/13	200	204
	El Paso Electric Co.	6.000%	5/15/35	50	50
	Empresa Nacional de
	Electricidad SA/Chile	8.350%	8/1/13	100	112
	Entergy Arkansas Inc.	3.750%	2/15/21	75	72
	Entergy Gulf States
	Louisiana LLC	6.000%	5/1/18	200	219
	Entergy Louisiana LLC	6.500%	9/1/18	50	57
	Exelon Corp.	4.900%	6/15/15	400	427
	Exelon Generation Co. LLC	5.200%	10/1/19	50	52
	Exelon Generation Co. LLC	4.000%	10/1/20	325	305
	Exelon Generation Co. LLC	6.250%	10/1/39	125	127
	Exelon Generation Co. LLC	5.750%	10/1/41	100	95
	FirstEnergy Corp.	7.375%	11/15/31	200	211
	FirstEnergy Solutions Corp.	6.800%	8/15/39	200	195
	Florida Power & Light Co.	5.550%	11/1/17	25	28
	Florida Power & Light Co.	5.625%	4/1/34	25	27
	Florida Power & Light Co.	5.400%	9/1/35	75	78
	Florida Power & Light Co.	6.200%	6/1/36	50	57
	Florida Power & Light Co.	5.650%	2/1/37	100	107
	Florida Power & Light Co.	5.850%	5/1/37	25	27
	Florida Power & Light Co.	5.950%	2/1/38	150	167
	Florida Power & Light Co.	5.960%	4/1/39	475	531
	Florida Power Corp.	5.650%	6/15/18	75	85
	Florida Power Corp.	6.350%	9/15/37	225	259
	Florida Power Corp.	6.400%	6/15/38	650	753
	Georgia Power Co.	5.700%	6/1/17	150	170
	Georgia Power Co.	5.400%	6/1/40	300	306
	Great Plains Energy Inc.	2.750%	8/15/13	100	101
	Iberdrola International BV	6.750%	6/15/12	150	160
	Iberdrola International BV	6.750%	7/15/36	75	76
	Indiana Michigan Power Co.	6.050%	3/15/37	200	210
4	Integrys Energy Group Inc.	6.110%	12/1/66	150	146
	Interstate Power & Light Co.	6.250%	7/15/39	50	56
	Jersey Central Power &
	Light Co.	5.625%	5/1/16	125	138
	Jersey Central Power &
	Light Co.	5.650%	6/1/17	475	518
	Kansas City Power & Light Co.	6.050%	11/15/35	50	51
6	Kentucky Utilities Co.	1.625%	11/1/15	25	24
6	Kentucky Utilities Co.	3.250%	11/1/20	50	47
6	Kentucky Utilities Co.	5.125%	11/1/40	125	122
6	LG&E and KU Energy LLC	2.125%	11/15/15	75	72
6	LG&E and KU Energy LLC	3.750%	11/15/20	100	93
6	Louisville Gas & Electric Co.	1.625%	11/15/15	125	120
6	Louisville Gas & Electric Co.	5.125%	11/15/40	125	122
	MidAmerican Energy Co.	5.650%	7/15/12	200	214
	MidAmerican Energy Co.	5.125%	1/15/13	150	161
	MidAmerican Energy Co.	5.950%	7/15/17	75	86
	MidAmerican Energy Co.	5.300%	3/15/18	50	56
	MidAmerican Energy Co.	6.750%	12/30/31	125	147
	MidAmerican Energy Co.	5.750%	11/1/35	250	264
	Midamerican Energy
	Holdings Co.	5.750%	4/1/18	125	141
	Midamerican Energy
	Holdings Co.	6.125%	4/1/36	550	597
	Midamerican Energy
	Holdings Co.	5.950%	5/15/37	125	132
	Midamerican Energy
	Holdings Co.	6.500%	9/15/37	50	57
	National Rural Utilities
	Cooperative Finance Corp.	2.625%	9/16/12	450	462
	National Rural Utilities
	Cooperative Finance Corp.	5.500%	7/1/13	100	110
	National Rural Utilities
	Cooperative Finance Corp.	4.750%	3/1/14	175	189
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	4/10/17	250	277
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	2/1/18	200	222

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	National Rural Utilities
	Cooperative Finance Corp.	8.000%	3/1/32	175	223
	Nevada Power Co.	7.125%	3/15/19	550	651
	NextEra Energy Capital
	Holdings Inc.	5.350%	6/15/13	125	135
	NextEra Energy Capital
	Holdings Inc.	2.550%	11/15/13	725	743
4	NextEra Energy Capital
	Holdings Inc.	6.350%	10/1/66	75	74
4	NextEra Energy Capital
	Holdings Inc.	6.650%	6/15/67	75	75
6	Niagara Mohawk Power Corp.	4.881%	8/15/19	50	52
	Nisource Finance Corp.	5.400%	7/15/14	400	433
	Nisource Finance Corp.	5.250%	9/15/17	150	157
	Nisource Finance Corp.	6.125%	3/1/22	75	81
	Nisource Finance Corp.	6.250%	12/15/40	25	25
	Northern States Power Co.	1.950%	8/15/15	25	25
	Northern States Power Co.	5.250%	3/1/18	150	166
	Northern States Power Co.	6.250%	6/1/36	50	58
	Northern States Power Co.	6.200%	7/1/37	50	58
	Northern States Power Co.	5.350%	11/1/39	75	77
	NSTAR	4.500%	11/15/19	25	26
	NSTAR Electric Co.	4.875%	4/15/14	50	54
	NSTAR Electric Co.	5.625%	11/15/17	150	168
	NSTAR Electric Co.	5.500%	3/15/40	75	77
	Oglethorpe Power Corp.	5.950%	11/1/39	50	52
	Oglethorpe Power Corp.	5.375%	11/1/40	125	120
	Ohio Edison Co.	6.400%	7/15/16	175	198
	Ohio Power Co.	5.750%	9/1/13	200	219
	Ohio Power Co.	6.000%	6/1/16	75	85
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	103
	Oncor Electric
	Delivery Co. LLC	6.375%	1/15/15	125	143
	Oncor Electric
	Delivery Co. LLC	7.250%	1/15/33	125	150
	Oncor Electric
	Delivery Co. LLC	7.500%	9/1/38	225	275
	Pacific Gas & Electric Co.	4.800%	3/1/14	700	755
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	169
	Pacific Gas & Electric Co.	8.250%	10/15/18	200	261
	Pacific Gas & Electric Co.	6.050%	3/1/34	625	679
	PacifiCorp	7.700%	11/15/31	600	765
	PacifiCorp	5.250%	6/15/35	100	100
	Peco Energy Co.	5.350%	3/1/18	50	55
	Pennsylvania Electric Co.	6.050%	9/1/17	75	81
	Pepco Holdings Inc.	2.700%	10/1/15	175	172
	Potomac Electric Power Co.	6.500%	11/15/37	100	116
	PPL Electric Utilities Corp.	6.250%	5/15/39	275	309
	PPL Energy Supply LLC	6.300%	7/15/13	75	83
	PPL Energy Supply LLC	6.200%	5/15/16	23	25
	PPL Energy Supply LLC	6.500%	5/1/18	50	56
	Progress Energy Inc.	6.850%	4/15/12	25	27
	Progress Energy Inc.	6.050%	3/15/14	50	55
	Progress Energy Inc.	7.050%	3/15/19	50	60
	Progress Energy Inc.	7.000%	10/30/31	325	380
	Progress Energy Inc.	6.000%	12/1/39	25	27
	PSEG Power LLC	6.950%	6/1/12	450	486
	PSEG Power LLC	2.500%	4/15/13	75	77
	PSEG Power LLC	5.000%	4/1/14	75	81
	PSEG Power LLC	5.500%	12/1/15	75	82
	PSEG Power LLC	8.625%	4/15/31	100	129
	Public Service Co. of Colorado	7.875%	10/1/12	125	139
	Public Service Co. of Colorado	5.125%	6/1/19	275	302
	Public Service Co. of Colorado	3.200%	11/15/20	25	24
	Public Service Co. of Colorado	6.250%	9/1/37	25	29
	Public Service Co. of Oklahoma 6.625%		11/15/37	200	214
	Public Service Electric &
	Gas Co.	2.700%	5/1/15	200	202
	Public Service Electric &
	Gas Co.	5.800%	5/1/37	75	81
	Puget Sound Energy Inc.	5.483%	6/1/35	25	25

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Puget Sound Energy Inc.	6.274%	3/15/37	125	135
	Puget Sound Energy Inc.	5.757%	10/1/39	75	76
	Puget Sound Energy Inc.	5.764%	7/15/40	100	101
	San Diego Gas & Electric Co.	5.350%	5/15/35	25	26
	San Diego Gas & Electric Co.	6.000%	6/1/39	25	28
	San Diego Gas & Electric Co.	4.500%	8/15/40	150	135
	Sierra Pacific Power Co.	6.000%	5/15/16	100	113
	Sierra Pacific Power Co.	6.750%	7/1/37	150	168
	South Carolina
	Electric & Gas Co.	6.500%	11/1/18	100	119
	South Carolina
	Electric & Gas Co.	6.050%	1/15/38	25	27
	Southern California Edison Co.	5.000%	1/15/14	200	219
	Southern California Edison Co.	4.650%	4/1/15	100	109
	Southern California Edison Co.	5.000%	1/15/16	25	28
	Southern California Edison Co.	6.650%	4/1/29	75	86
	Southern California Edison Co.	6.000%	1/15/34	50	55
	Southern California Edison Co.	5.750%	4/1/35	75	80
	Southern California Edison Co.	5.350%	7/15/35	100	102
	Southern California Edison Co.	5.625%	2/1/36	125	132
	Southern California Edison Co.	5.950%	2/1/38	200	221
	Southern California Edison Co.	4.500%	9/1/40	75	68
	Southern Co.	4.150%	5/15/14	100	106
	Southern Co.	2.375%	9/15/15	150	148
	Southern Power Co.	6.250%	7/15/12	100	108
	Southern Power Co.	4.875%	7/15/15	200	216
	Southwestern
	Electric Power Co.	6.450%	1/15/19	100	110
	Southwestern
	Electric Power Co.	6.200%	3/15/40	50	51
	Tampa Electric Co.	6.100%	5/15/18	100	113
	Tampa Electric Co.	6.550%	5/15/36	100	111
	Teco Finance Inc.	4.000%	3/15/16	50	51
	Teco Finance Inc.	5.150%	3/15/20	50	52
	Toledo Edison Co.	6.150%	5/15/37	100	103
	TransAlta Corp.	6.650%	5/15/18	50	56
	UIL Holdings Corp.	4.625%	10/1/20	75	71
	Union Electric Co.	5.400%	2/1/16	100	110
	Union Electric Co.	8.450%	3/15/39	150	211
	United Utilities plc	5.375%	2/1/19	325	335
	Virginia Electric and Power Co.	6.000%	1/15/36	125	137
	Virginia Electric and Power Co.	6.000%	5/15/37	100	110
	Virginia Electric and Power Co.	6.350%	11/30/37	50	57
	Virginia Electric and Power Co.	8.875%	11/15/38	25	36
	Wisconsin Electric Power Co.	4.250%	12/15/19	50	51
	Wisconsin Electric Power Co.	5.700%	12/1/36	300	315
4	Wisconsin Energy Corp.	6.250%	5/15/67	425	422
	Wisconsin Power & Light Co.	5.000%	7/15/19	50	54
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	114
	Xcel Energy Inc.	5.613%	4/1/17	78	85
	Xcel Energy Inc.	4.700%	5/15/20	100	104
	Xcel Energy Inc.	6.500%	7/1/36	100	111

	Natural Gas (0.6%)
	Atmos Energy Corp.	4.950%	10/15/14	50	54
	Atmos Energy Corp.	8.500%	3/15/19	75	94
	Boardwalk Pipelines LP	5.500%	2/1/17	100	106
	CenterPoint Energy
	Resources Corp.	6.150%	5/1/16	75	84
	DCP Midstream Operating LP	3.250%	10/1/15	100	99
	El Paso Natural Gas Co.	5.950%	4/15/17	425	455
	Enbridge Energy Partners LP	6.500%	4/15/18	75	85
	Enbridge Energy Partners LP	9.875%	3/1/19	125	164
	Enbridge Energy Partners LP	7.500%	4/15/38	150	180
	Energy Transfer Partners LP	5.650%	8/1/12	100	106
	Energy Transfer Partners LP	6.000%	7/1/13	400	435
	Energy Transfer Partners LP	8.500%	4/15/14	125	145
	Energy Transfer Partners LP	5.950%	2/1/15	75	82
	Energy Transfer Partners LP	6.125%	2/15/17	50	53
	Energy Transfer Partners LP	9.000%	4/15/19	250	313
	Energy Transfer Partners LP	6.625%	10/15/36	150	156

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	Enron Corp.	9.125%	4/1/03	500	1
7	Enron Corp.	7.125%	5/15/07	150	—
7	Enron Corp.	6.875%	10/15/07	500	1
	Enterprise Products
	Operating LLC	4.600%	8/1/12	125	131
	Enterprise Products
	Operating LLC	5.650%	4/1/13	250	269
	Enterprise Products
	Operating LLC	5.900%	4/15/13	50	54
	Enterprise Products
	Operating LLC	9.750%	1/31/14	240	291
	Enterprise Products
	Operating LLC	5.600%	10/15/14	275	303
	Enterprise Products
	Operating LLC	6.300%	9/15/17	150	169
	Enterprise Products
	Operating LLC	6.650%	4/15/18	50	57
	Enterprise Products
	Operating LLC	6.500%	1/31/19	50	57
	Enterprise Products
	Operating LLC	6.875%	3/1/33	175	196
	Enterprise Products
	Operating LLC	7.550%	4/15/38	75	89
	EQT Corp.	6.500%	4/1/18	350	378
7	HNG Internorth	9.625%	3/15/06	500	1
	KeySpan Corp.	8.000%	11/15/30	75	94
	Kinder Morgan Energy
	Partners LP	7.125%	3/15/12	50	53
	Kinder Morgan Energy
	Partners LP	5.850%	9/15/12	125	134
	Kinder Morgan Energy
	Partners LP	5.000%	12/15/13	300	326
	Kinder Morgan Energy
	Partners LP	5.625%	2/15/15	325	356
	Kinder Morgan Energy
	Partners LP	5.950%	2/15/18	50	55
	Kinder Morgan Energy
	Partners LP	6.850%	2/15/20	125	143
	Kinder Morgan Energy
	Partners LP	7.300%	8/15/33	250	279
	Kinder Morgan Energy
	Partners LP	5.800%	3/15/35	50	48
	Kinder Morgan Energy
	Partners LP	6.500%	9/1/39	75	77
	Magellan Midstream
	Partners LP	5.650%	10/15/16	75	83
	Magellan Midstream
	Partners LP	6.550%	7/15/19	75	85
	National Grid plc	6.300%	8/1/16	325	371
	NuStar Logistics LP	7.650%	4/15/18	125	144
	Oneok Inc.	5.200%	6/15/15	75	80
	Oneok Inc.	6.000%	6/15/35	125	122
	ONEOK Partners LP	5.900%	4/1/12	100	105
	ONEOK Partners LP	6.150%	10/1/16	150	169
	ONEOK Partners LP	8.625%	3/1/19	225	282
	ONEOK Partners LP	6.650%	10/1/36	325	346
	ONEOK Partners LP	6.850%	10/15/37	150	164
	Panhandle Eastern
	Pipeline Co. LP	6.200%	11/1/17	250	267
	Plains All American
	Pipeline LP / PAA
	Finance Corp.	6.500%	5/1/18	25	28
	Plains All American
	Pipeline LP / PAA
	Finance Corp.	8.750%	5/1/19	75	94
	Questar Corp.	2.750%	2/1/16	25	25
	Sempra Energy	6.000%	10/15/39	300	318
6	Southern Natural Gas Co.	5.900%	4/1/17	300	322
	Southern Union Co.	7.600%	2/1/24	250	267
	Spectra Energy Capital LLC	5.500%	3/1/14	125	135
	Spectra Energy Capital LLC	6.200%	4/15/18	50	56

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Spectra Energy Capital LLC	6.750%	2/15/32	50	54
	Texas Gas Transmission LLC	4.600%	6/1/15	100	105
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	177
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	170
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	152
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	310
	TransCanada PipeLines Ltd.	6.200%	10/15/37	625	682
4	TransCanada PipeLines Ltd.	6.350%	5/15/67	275	271
	Williams Partners LP	3.800%	2/15/15	75	77
	Williams Partners LP	5.250%	3/15/20	475	491
	Williams Partners LP	4.125%	11/15/20	425	403
	Williams Partners LP	6.300%	4/15/40	100	105

	Other Utility (0.0%)
	Veolia Environnement SA	6.000%	6/1/18	400	448
					49,571
Total Corporate Bonds (Cost $395,207)					421,194
Sovereign Bonds (U.S. Dollar-Denominated) (4.4%)
	African Development Bank	1.000%	11/23/11	150	151
	African Development Bank	1.750%	10/1/12	100	101
	African Development Bank	1.625%	2/11/13	150	152
	African Development Bank	3.000%	5/27/14	450	475
	Asian Development Bank	2.125%	3/15/12	150	153
	Asian Development Bank	4.500%	9/4/12	125	133
	Asian Development Bank	1.625%	7/15/13	350	355
	Asian Development Bank	3.625%	9/5/13	350	374
	Asian Development Bank	2.750%	5/21/14	750	782
	Asian Development Bank	4.250%	10/20/14	275	302
	Asian Development Bank	2.625%	2/9/15	275	282
	Asian Development Bank	5.593%	7/16/18	275	314
	Brazilian Government
	International Bond	11.000%	1/11/12	100	110
	Brazilian Government
	International Bond	10.250%	6/17/13	50	60
	Brazilian Government
	International Bond	7.875%	3/7/15	175	209
	Brazilian Government
	International Bond	6.000%	1/17/17	450	508
4	Brazilian Government
	International Bond	8.000%	1/15/18	750	877
	Brazilian Government
	International Bond	5.875%	1/15/19	1,400	1,554
	Brazilian Government
	International Bond	8.875%	10/14/19	300	397
	Brazilian Government
	International Bond	4.875%	1/22/21	175	179
	Brazilian Government
	International Bond	8.875%	4/15/24	125	173
	Brazilian Government
	International Bond	8.750%	2/4/25	300	412
	Brazilian Government
	International Bond	10.125%	5/15/27	325	492
	Brazilian Government
	International Bond	8.250%	1/20/34	400	531
	Brazilian Government
	International Bond	7.125%	1/20/37	325	387
	Brazilian Government
	International Bond	11.000%	8/17/40	700	940
	Brazilian Government
	International Bond	5.625%	1/7/41	450	441
	Chile Government
	International Bond	7.125%	1/11/12	150	159
	Chile Government
	International Bond	5.500%	1/15/13	175	189
	Chile Government
	International Bond	3.875%	8/5/20	200	197
	China Development
	Bank Corp.	4.750%	10/8/14	100	107
	China Development
	Bank Corp.	5.000%	10/15/15	100	108

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	China Government
	International Bond	4.750%	10/29/13	50	55
	Corp. Andina de Fomento	3.750%	1/15/16	100	98
	Corp. Andina de Fomento	8.125%	6/4/19	400	480
	Corp. Andina de Fomento	5.200%	5/21/13	125	133
	Corp. Andina de Fomento	5.125%	5/5/15	50	53
	Corp. Andina de Fomento	5.750%	1/12/17	275	291
	Council Of Europe
	Development Bank	2.750%	2/10/15	150	154
8	Development Bank of Japan	4.250%	6/9/15	50	54
	Eksportfinans ASA	3.000%	11/17/14	100	103
	Eksportfinans ASA	2.000%	9/15/15	400	390
	Eksportfinans ASA	5.500%	5/25/16	350	394
	Eksportfinans ASA	5.500%	6/26/17	125	141
	European Bank for
	Reconstruction &
	Development	2.750%	4/20/15	525	539
	European Bank for
	Reconstruction &
	Development	1.625%	9/3/15	125	122
	European Investment Bank	2.000%	2/10/12	1,650	1,679
	European Investment Bank	4.625%	3/21/12	250	261
6	European Investment Bank	1.125%	4/16/12	950	956
	European Investment Bank	1.750%	9/14/12	300	306
	European Investment Bank	1.625%	3/15/13	200	203
	European Investment Bank	2.875%	3/15/13	225	234
	European Investment Bank	3.250%	5/15/13	300	315
	European Investment Bank	1.875%	6/17/13	175	179
	European Investment Bank	4.250%	7/15/13	1,175	1,268
	European Investment Bank	1.250%	9/17/13	625	628
	European Investment Bank	2.375%	3/14/14	700	722
	European Investment Bank	4.625%	5/15/14	175	193
	European Investment Bank	3.125%	6/4/14	1,975	2,084
	European Investment Bank	2.875%	1/15/15	200	208
	European Investment Bank	2.750%	3/23/15	450	464
	European Investment Bank	1.625%	9/1/15	650	633
	European Investment Bank	1.375%	10/20/15	475	457
	European Investment Bank	4.875%	2/16/16	650	726
	European Investment Bank	5.125%	9/13/16	450	510
	European Investment Bank	4.875%	1/17/17	150	168
	European Investment Bank	5.125%	5/30/17	675	762
	European Investment Bank	2.875%	9/15/20	100	94
	Export Development Canada	2.375%	3/19/12	150	153
	Export Development Canada	1.750%	9/24/12	475	483
	Export Development Canada	3.500%	5/16/13	275	291
	Export Development Canada	3.125%	4/24/14	150	159
	Export Development Canada	2.250%	5/28/15	75	76
	Export-Import Bank of Korea	5.500%	10/17/12	325	346
	Export-Import Bank of Korea	8.125%	1/21/14	1,025	1,167
	Export-Import Bank of Korea	5.875%	1/14/15	150	162
	Hungary Government
	International Bond	4.750%	2/3/15	250	244
	Hydro Quebec	6.300%	5/11/11	75	77
	Hydro Quebec	8.000%	2/1/13	500	568
	Hydro Quebec	8.400%	1/15/22	275	376
	Hydro Quebec	8.050%	7/7/24	200	277
	Inter-American
	Development Bank	3.000%	4/22/14	625	658
	Inter-American
	Development Bank	2.250%	7/15/15	200	201
	Inter-American
	Development Bank	2.375%	8/15/17	100	98
	Inter-American
	Development Bank	4.250%	9/10/18	1,050	1,143
	Inter-American
	Development Bank	3.875%	9/17/19	1,550	1,606
	Inter-American
	Development Bank	3.875%	2/14/20	50	52
	Inter-American
	Development Bank	7.000%	6/15/25	100	124

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Bank
	for Reconstruction
	& Development	2.000%	4/2/12	1,450	1,476
	International Bank
	for Reconstruction
	& Development	0.800%	7/13/12	400	400
	International Bank
	for Reconstruction
	& Development	1.750%	7/15/13	375	381
	International Bank
	for Reconstruction
	& Development	3.500%	10/8/13	200	213
	International Bank
	for Reconstruction
	& Development	2.375%	5/26/15	1,050	1,068
	International Bank
	for Reconstruction
	& Development	4.750%	2/15/35	600	618
	International Finance Corp.	3.500%	5/15/13	175	186
	International Finance Corp.	3.000%	4/22/14	775	813
	International Finance Corp.	2.750%	4/20/15	175	180
	International Finance Corp.	2.125%	11/17/17	300	284
	Israel Government
	International Bond	4.625%	6/15/13	75	80
	Israel Government
	International Bond	5.500%	11/9/16	175	197
	Israel Government
	International Bond	5.125%	3/26/19	550	588
	Japan Bank for
	International Cooperation	4.250%	6/18/13	625	670
8	Japan Finance Corp.	1.500%	7/6/12	400	404
8	Japan Finance Corp.	2.125%	11/5/12	250	256
8	Japan Finance Corp.	2.875%	2/2/15	325	334
8	Japan Finance Corp.	1.875%	9/24/15	25	24
8	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	100	110
	Japan Finance Organization
	for Municipalities	5.000%	5/16/17	100	112
	Korea Development Bank	5.300%	1/17/13	125	132
	Korea Development Bank	5.750%	9/10/13	250	272
	Korea Development Bank	8.000%	1/23/14	250	286
	Korea Development Bank	4.375%	8/10/15	750	769
	Korea Electric Power Corp.	7.750%	4/1/13	175	195
	Korea Finance Corp.	3.250%	9/20/16	250	240
9	Kreditanstalt fuer Wiederaufbau	2.000%	1/17/12	550	558
9	Kreditanstalt fuer Wiederaufbau	2.250%	4/16/12	275	280
	Kreditanstalt fuer Wiederaufbau	4.750%	5/15/12	50	53
9	Kreditanstalt fuer Wiederaufbau	1.250%	6/15/12	1,050	1,059
9	Kreditanstalt fuer Wiederaufbau	1.875%	1/14/13	550	560
	Kreditanstalt fuer Wiederaufbau	3.250%	3/15/13	1,675	1,754
	Kreditanstalt fuer Wiederaufbau	3.500%	5/16/13	200	212
9	Kreditanstalt fuer Wiederaufbau	1.375%	7/15/13	600	605
	Kreditanstalt fuer Wiederaufbau	4.000%	10/15/13	1,225	1,318
9	Kreditanstalt fuer Wiederaufbau	3.500%	3/10/14	625	666
	Kreditanstalt fuer Wiederaufbau	4.125%	10/15/14	575	625
9	Kreditanstalt fuer Wiederaufbau	2.750%	10/21/14	225	233
9	Kreditanstalt fuer Wiederaufbau	2.625%	3/3/15	775	794
9	Kreditanstalt fuer Wiederaufbau	1.250%	10/26/15	200	192
	Kreditanstalt fuer Wiederaufbau	5.125%	3/14/16	1,450	1,634
	Kreditanstalt fuer Wiederaufbau	4.375%	3/15/18	250	273
9	Kreditanstalt fuer Wiederaufbau	4.875%	6/17/19	1,350	1,504
9	Kreditanstalt fuer Wiederaufbau	4.000%	1/27/20	50	52
9	Kreditanstalt fuer Wiederaufbau	2.750%	9/8/20	150	140
9	Landwirtschaftliche Rentenbank	5.250%	7/2/12	600	640
	Landwirtschaftliche Rentenbank	1.875%	9/24/12	625	635
	Landwirtschaftliche Rentenbank	3.250%	3/15/13	150	157
	Landwirtschaftliche Rentenbank	4.125%	7/15/13	175	188
9	Landwirtschaftliche Rentenbank	3.125%	7/15/15	375	390
	Landwirtschaftliche Rentenbank	4.875%	11/16/15	275	307
	Mexico Government
	International Bond	6.375%	1/16/13	474	521

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Mexico Government
	International Bond	5.875%	2/17/14	250	277
	Mexico Government
	International Bond	6.625%	3/3/15	510	585
	Mexico Government
	International Bond	11.375%	9/15/16	100	141
	Mexico Government
	International Bond	5.625%	1/15/17	325	359
	Mexico Government
	International Bond	5.950%	3/19/19	500	557
	Mexico Government
	International Bond	5.125%	1/15/20	150	157
	Mexico Government
	International Bond	8.300%	8/15/31	250	331
	Mexico Government
	International Bond	6.750%	9/27/34	1,408	1,593
	Mexico Government
	International Bond	6.050%	1/11/40	775	789
	Mexico Government
	International Bond	5.750%	10/12/10	50	44
	Nordic Investment Bank	1.625%	1/28/13	250	252
	Nordic Investment Bank	2.625%	10/6/14	225	232
	Nordic Investment Bank	2.500%	7/15/15	225	229
[10]	Oesterreichische
	Kontrollbank AG	1.875%	3/21/12	625	634
[10]	Oesterreichische
	Kontrollbank AG	1.750%	3/11/13	400	406
[10]	Oesterreichische
	Kontrollbank AG	5.000%	4/25/17	600	665
	Panama Government
	International Bond	5.200%	1/30/20	600	635
	Panama Government
	International Bond	7.125%	1/29/26	600	721
4	Panama Government
	International Bond	6.700%	1/26/36	100	111
	Pemex Project Funding
	Master Trust	5.750%	3/1/18	600	640
	Pemex Project Funding
	Master Trust	6.625%	6/15/35	625	632
	Pemex Project Funding
	Master Trust	6.625%	6/15/38	150	149
	Peruvian Government
	International Bond	7.125%	3/30/19	350	416
	Peruvian Government
	International Bond	7.350%	7/21/25	400	485
	Peruvian Government
	International Bond	8.750%	11/21/33	142	194
4	Peruvian Government
	International Bond	6.550%	3/14/37	525	574
	Petrobras International
	Finance Co.–Pifco	7.750%	9/15/14	75	87
	Petrobras International
	Finance Co.–Pifco	6.125%	10/6/16	350	383
	Petrobras International
	Finance Co.–Pifco	5.875%	3/1/18	400	423
	Petrobras International
	Finance Co.–Pifco	8.375%	12/10/18	300	367
	Petrobras International
	Finance Co.–Pifco	7.875%	3/15/19	650	767
	Petrobras International
	Finance Co.–Pifco	5.750%	1/20/20	75	78
	Petrobras International
	Finance Co.–Pifco	6.875%	1/20/40	150	157
	Petroleos Mexicanos	4.875%	3/15/15	175	185
	Petroleos Mexicanos	8.000%	5/3/19	200	240
	Petroleos Mexicanos	6.000%	3/5/20	400	429
	Petroleos Mexicanos	5.500%	1/21/21	150	152
	Poland Government
	International Bond	6.250%	7/3/12	250	266
	Poland Government
	International Bond	5.250%	1/15/14	200	214

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Poland Government
International Bond	3.875%	7/16/15	400	406
Poland Government
International Bond	6.375%	7/15/19	850	952
Province of British
Columbia Canada	2.850%	6/15/15	400	412
Province of Manitoba Canada	2.125%	4/22/13	200	205
Province of Manitoba Canada	2.625%	7/15/15	250	255
Province of
Nova Scotia Canada	5.750%	2/27/12	50	53
Province of
Nova Scotia Canada	2.375%	7/21/15	200	200
Province of Ontario Canada	1.875%	11/19/12	1,025	1,044
Province of Ontario Canada	4.100%	6/16/14	675	732
Province of Ontario Canada	2.950%	2/5/15	100	103
Province of Ontario Canada	2.700%	6/16/15	575	584
Province of Ontario Canada	1.875%	9/15/15	200	196
Province of Ontario Canada	4.750%	1/19/16	100	111
Province of Ontario Canada	5.450%	4/27/16	500	567
Province of Ontario Canada	3.150%	12/15/17	225	223
Province of Ontario Canada	4.000%	10/7/19	575	590
Province of Ontario Canada	4.400%	4/14/20	500	523
Province of Quebec Canada	5.125%	11/14/16	325	365
Province of Quebec Canada	4.625%	5/14/18	575	619
Province of Quebec Canada	3.500%	7/29/20	350	340
Province of Quebec Canada	7.500%	9/15/29	325	442
Region of Lombardy Italy	5.804%	10/25/32	200	187
Republic of Italy	5.625%	6/15/12	425	446
Republic of Italy	2.125%	10/5/12	1,300	1,299
Republic of Italy	2.125%	9/16/13	500	492
Republic of Italy	3.125%	1/26/15	425	414
Republic of Italy	4.750%	1/25/16	500	507
Republic of Italy	5.250%	9/20/16	1,050	1,089
Republic of Italy	5.375%	6/15/33	175	165
Republic of Korea	4.250%	6/1/13	350	367
Republic of Korea	5.750%	4/16/14	325	354
Republic of Korea	7.125%	4/16/19	225	270
Republic of Korea	5.625%	11/3/25	100	108
South Africa Government
International Bond	7.375%	4/25/12	500	537
South Africa Government
International Bond	6.875%	5/27/19	250	293
South Africa Government
International Bond	5.500%	3/9/20	300	318
Svensk Exportkredit AB	3.250%	9/16/14	200	209
Svensk Exportkredit AB	5.125%	3/1/17	350	391
Total Sovereign Bonds (Cost $89,644)				93,484
Taxable Municipal Bonds (0.8%)
American Municipal Power
Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	150	138
American Municipal Power
Ohio Inc. Revenue (Prairie State
Energy Campus Project)	7.499%	2/15/50	50	51
American Municipal Power
Ohio Inc. Revenue (Prairie State
Energy Campus Project)	8.084%	2/15/50	125	134
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	50	50
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	100	100
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	150	153
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	250	248

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Board of Regents of the
University of Texas System
Revenue Financing
System Revenue	5.262%	7/1/39	50	49
Board of Regents of the
University of Texas
System Revenue Financing
System Revenue	6.276%	8/15/41	25	26
Board of Regents of the
University of Texas System
Revenue Financing
System Revenue	5.134%	8/15/42	100	98
Board of Regents of the
University of Texas System
Revenue Financing
System Revenue	4.794%	8/15/46	75	68
California Educational Facilities
Authority Revenue
(Stanford University)	3.625%	5/1/14	200	212
California Educational Facilities
Authority Revenue
(Stanford University)	4.250%	5/1/16	100	107
California GO	5.250%	4/1/14	100	105
California GO	3.950%	11/1/15	150	150
California GO	5.750%	3/1/17	100	105
California GO	6.200%	10/1/19	275	285
California GO	5.700%	11/1/21	250	248
California GO	7.500%	4/1/34	600	621
California GO	5.650%	4/1/39	100	106
California GO	7.300%	10/1/39	75	76
California GO	7.350%	11/1/39	575	587
California GO	7.625%	3/1/40	250	263
California GO	7.600%	11/1/40	200	209
Central Puget Sound WA
Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	50	50
Chicago IL Board of
Education GO	6.319%	11/1/29	50	49
Chicago IL Board of
Education GO	6.138%	12/1/39	50	46
Chicago IL Metropolitan Water
Reclamation District GO	5.720%	12/1/38	300	310
Chicago IL O’Hare International
Airport Revenue	6.395%	1/1/40	50	49
Chicago IL Transit Authority
Sales Tax Receipts Revenue	6.200%	12/1/40	150	138
Chicago IL Transit Authority
Transfer Tax
Receipts Revenue	6.899%	12/1/40	125	125
Chicago IL Wastewater
Transmission Revenue	6.900%	1/1/40	50	50
Chicago IL Water Revenue	6.742%	11/1/40	75	74
Clark County NV
Airport Revenue	6.881%	7/1/42	100	101
Commonwealth Financing
Authority Pennsylvania
Revenue	6.218%	6/1/39	150	150
Connecticut GO	5.090%	10/1/30	175	167
Connecticut GO	5.850%	3/15/32	200	209
Connecticut Special Tax
Revenue (Transportation
Infrastructure)	5.459%	11/1/30	50	50
Cook County IL GO	6.229%	11/15/34	50	49
Curators of the University of
Missouri System
Facilities Revenue	5.792%	11/1/41	50	52
Dallas TX Area Rapid
Transit Revenue	4.922%	12/1/41	50	45
Dallas TX Area Rapid
Transit Revenue	5.999%	12/1/44	100	105

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dallas TX Area Rapid
Transit Revenue	5.022%	12/1/48	50	45
Dallas TX Independent
School District GO	6.450%	2/15/35	100	104
Denver CO City & County
School District No. 1 GO	5.664%	12/1/33	50	51
District of Columbia Income
Tax Revenue	5.591%	12/1/34	50	51
District of Columbia Income
Tax Revenue	5.582%	12/1/35	50	51
Georgia GO	4.503%	11/1/25	150	152
Georgia Municipal Electric
Power Authority Revenue	6.637%	4/1/57	200	196
Georgia Municipal Electric
Power Authority Revenue	6.655%	4/1/57	150	146
Georgia Municipal Electric
Power Authority Revenue	7.055%	4/1/57	75	69
Illinois GO	2.766%	1/1/12	150	151
Illinois GO	4.071%	1/1/14	150	154
Illinois GO	4.950%	6/1/23	550	482
Illinois GO	5.100%	6/1/33	1,100	828
Illinois GO	6.725%	4/1/35	200	185
Illinois Toll Highway
Authority Revenue	5.851%	12/1/34	50	46
Indianapolis IN Local Public
Improvement Revenue	6.116%	1/15/40	250	262
Kansas Development
Finance Authority Revenue
(Public Employees
Retirement System)	5.501%	5/1/34	175	169
Las Vegas Valley Water
District Nevada GO	7.013%	6/1/39	50	52
Los Angeles CA Community
College District GO	6.600%	8/1/42	150	154
Los Angeles CA Department of
Water & Power Revenue	5.716%	7/1/39	75	66
Los Angeles CA Department of
Water & Power Revenue	6.008%	7/1/39	150	148
Los Angeles CA Department of
Water & Power Revenue	6.166%	7/1/40	25	23
Los Angeles CA Department of
Water & Power Revenue	6.574%	7/1/45	100	102
Los Angeles CA Unified School
District GO	5.755%	7/1/29	500	477
Los Angeles CA Unified School
District GO	5.750%	7/1/34	125	118
Los Angeles CA Unified School
District GO	6.758%	7/1/34	50	52
Los Angeles County CA
Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	75	71
Los Angeles County CA Public
Works Financing Authority
Lease Revenue	7.488%	8/1/33	100	99
Los Angeles County CA Public
Works Financing Authority
Lease Revenue	7.618%	8/1/40	50	49
Loudoun County VA Industrial
Development Authority
Revenue (Howard Hughes
Medical Institute)	3.450%	9/1/14	100	106
Maryland Health & Higher
Educational Facilities
Authority Revenue
(Johns Hopkins University)	5.250%	7/1/19	200	220
Maryland Transportation
Authority Facilities
Projects Revenue	5.888%	7/1/43	50	52
Massachusetts GO	4.200%	12/1/21	125	125
Massachusetts GO	5.456%	12/1/39	150	154

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts School Building
Authority Dedicated Sales
Tax Revenue	5.715%	8/15/39	75	78
Massachusetts Transportation
Fund Revenue	5.731%	6/1/40	50	53
Massachusetts Water Pollution
Abatement Trust	5.192%	8/1/40	75	73
Metropolitan Government of
Nashville & Davidson
County TN GO	5.707%	7/1/34	50	50
Metropolitan New York
Transportation Authority
Revenue (Dedicated
Tax Fund)	7.336%	11/15/39	50	55
Metropolitan New York
Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	50	45
Metropolitan New York
Transportation Authority
Revenue (Transit Revenue)	6.648%	11/15/39	100	100
Metropolitan Washington
DC/VA Airports Authority
Dulles Toll Road Revenue	7.462%	10/1/46	50	49
Mississippi GO	5.245%	11/1/34	50	49
Missouri Highways &
Transportation Commission
Road Revenue	5.445%	5/1/33	50	50
New Jersey Economic
Development Authority Revenue
(State Pension Funding)	7.425%	2/15/29	225	241
New Jersey Transportation
Trust Fund Authority
Transportation System
Revenue	6.561%	12/15/40	500	511
New Jersey Turnpike
Authority Revenue	4.252%	1/1/16	5	5
New Jersey Turnpike
Authority Revenue	4.252%	1/1/16	70	73
New Jersey Turnpike
Authority Revenue	7.414%	1/1/40	300	331
New York City NY GO	6.246%	6/1/35	25	25
New York City NY GO	5.968%	3/1/36	100	100
New York City NY GO	5.985%	12/1/36	50	51
New York City NY GO	5.517%	10/1/37	50	48
New York City NY GO	6.271%	12/1/37	100	105
New York City NY GO	5.846%	6/1/40	50	49
New York City NY Municipal
Water Finance Authority Water
& Sewer System Revenue	5.750%	6/15/41	50	50
New York City NY Municipal
Water Finance Authority Water
& Sewer System Revenue	5.952%	6/15/42	50	51
New York City NY Municipal
Water Finance Authority
Water & Sewer System
Revenue	6.011%	6/15/42	50	51
New York City NY Municipal
Water Finance Authority Water
& Sewer System Revenue	5.440%	6/15/43	100	95
New York City NY Municipal
Water Finance Authority Water
& Sewer System Revenue	5.882%	6/15/44	175	173
New York City NY Transitional
Finance Authority Building
Aid Revenue	6.828%	7/15/40	150	155
New York City NY Transitional
Finance Authority Future
Tax Revenue	5.767%	8/1/36	50	50
New York City NY Transitional
Finance Authority Future
Tax Revenue	5.508%	8/1/37	100	99

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY Transitional
Finance Authority Future
Tax Revenue	5.572%	11/1/38	75	74
New York State Dormitory
Authority Revenue (Personal
Income Tax)	5.500%	3/15/30	125	124
New York State Dormitory
Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	100	95
New York State Dormitory
Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	100	98
New York State Dormitory
Authority Revenue (Personal
Income Tax)	5.389%	3/15/40	75	72
New York State Urban
Development Corp. Revenue
(Personal Income Tax)	5.770%	3/15/39	150	149
New York State Urban
Development Corp. Revenue
(Personal Income Tax)	5.838%	3/15/40	50	51
North Texas Tollway Authority
System Revenue	6.718%	1/1/49	100	98
Ohio State University General
Receipts Revenue	4.910%	6/1/40	100	91
Ohio Water Development
Authority Water Pollution
Control Loan Fund Revenue	4.879%	12/1/34	75	71
Orange County CA Local
Transportation Authority Sales
Tax Revenue	6.908%	2/15/41	50	52
Oregon Department
Transportation Highway
Usertax Revenue	5.834%	11/15/34	50	51
Oregon GO	5.762%	6/1/23	50	52
Oregon GO	5.892%	6/1/27	75	81
Oregon School Boards
Association GO	4.759%	6/30/28	75	67
Oregon School Boards
Association GO	5.528%	6/30/28	50	49
Pennsylvania GO	4.650%	2/15/26	50	48
Pennsylvania GO	5.350%	5/1/30	200	195
Pennsylvania Public School
Building Authority Lease
Revenue (School District of
Philadelphia)	5.000%	9/15/27	50	45
Pennsylvania Turnpike
Commission Revenue	5.511%	12/1/45	50	45
Pennsylvania Turnpike
Commission Revenue	5.561%	12/1/49	50	45
Port Authority of New York &
New Jersey Revenue	6.040%	12/1/29	75	78
Port Authority of New York &
New Jersey Revenue	5.647%	11/1/40	250	239
Regional Transportation
District of Colorado Sales
Tax Revenue	5.844%	11/1/50	100	100
Rutgers State University
NJ Revenue	5.665%	5/1/40	50	50
Salt River Project Arizona
Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	50	46
San Antonio TX Electric & Gas
Systems Revenue	5.985%	2/1/39	125	129
San Antonio TX Electric &
Gas Systems Revenue	5.718%	2/1/41	50	51
San Antonio TX Electric &
Gas Systems Revenue	5.808%	2/1/41	125	126
San Diego County CA Water
Authority Revenue	6.947%	7/1/40	50	52

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Diego County CA Water
Authority Revenue	6.138%	5/1/49	50	51
Santa Clara Valley CA
Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	200	195
South Carolina Public Service
Authority Revenue	6.454%	1/1/50	50	53
Texas Transportation
Commission Revenue	5.028%	4/1/26	50	49
Texas Transportation
Commission Revenue	5.178%	4/1/30	75	75
Texas Transportation
Commission Revenue	4.631%	4/1/33	150	139
Texas Transportation
Commission Revenue	4.681%	4/1/40	50	45
University of California Regents
Medical Center Revenue	6.548%	5/15/48	100	98
University of California Regents
Medical Center Revenue	6.583%	5/15/49	50	49
University of
California Revenue	5.946%	5/15/45	175	163
University of Massachusetts
Building Authority Revenue	5.450%	11/1/40	50	48
Utah GO	4.554%	7/1/24	50	51
Utah GO	3.539%	7/1/25	50	46
Washington GO	5.090%	8/1/33	250	245
Washington GO	5.140%	8/1/40	150	145
Wisconsin GO	4.800%	5/1/13	75	80
Wisconsin GO	5.700%	5/1/26	75	76
Total Taxable Municipal Bonds
(Cost $18,544)				18,215
Tax-Exempt Municipal Bonds (0.0%)
California (0.0%)
San Francisco CA City & County
Public Utility Commission Water
Revenue (Cost $50)	6.000%	11/1/40	50	49

			Shares
Temporary Cash Investment (3.0%)
Money Market Fund (3.0%)
[11,12] Vanguard Market Liquidity
Fund (Cost $63,114)	0.211%		63,114,372	63,114
Total Investments (102.3%)
(Cost $2,115,541)				2,194,536

Market
Value•
($000)
Other Assets and Liabilities (–2.3%)
Other Assets	35,569
Liabilities[12]	(84,069)
(48,500)
Net Assets (100%)
Applicable to 177,980,136 outstanding $.001 par value
shares of beneficial interest (unlimited authorization)	2,146,036
Net Asset Value Per Share	$12.06

At December 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	1,982,755
Undistributed Net Investment Income	66,432
Accumulated Net Realized Gains	17,854
Unrealized Appreciation (Depreciation)	78,995
Net Assets	2,146,036

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $141,000.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Guaranteed by the National Credit Union Administration.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the aggregate value of these securities was $10,572,000, representing 0.5% of net assets.
7 Non-income-producing security—security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Federal Republic of Germany.
10 Guaranteed by the Republic of Austria.
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12 Includes $145,000 of collateral received for securities on loan.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Interest[1]	74,006
Total Income	74,006
Expenses
The Vanguard Group—Note B
Investment Advisory Services	248
Management and Administrative	3,432
Marketing and Distribution	479
Custodian Fees	100
Auditing Fees	35
Shareholders’ Reports	37
Trustees’ Fees and Expenses	3
Total Expenses	4,334
Net Investment Income	69,672
Realized Net Gain (Loss) on
Investment Securities Sold	18,349
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	36,101
Net Increase (Decrease) in Net Assets
Resulting from Operations	124,122

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,672	67,276
Realized Net Gain (Loss)	18,349	4,384
Change in Unrealized Appreciation (Depreciation)	36,101	22,852
Net Increase (Decrease) in Net Assets Resulting from Operations	124,122	94,512
Distributions
Net Investment Income	(67,765)	(66,743)
Realized Capital Gain[2]	(3,294)	—
Total Distributions	(71,059)	(66,743)
Capital Share Transactions
Issued	523,895	424,799
Issued in Lieu of Cash Distributions	71,059	66,743
Redeemed	(298,918)	(223,198)
Net Increase (Decrease) from Capital Share Transactions	296,036	268,344
Total Increase (Decrease)	349,099	296,113
Net Assets
Beginning of Period	1,796,937	1,500,824
End of Period[3]	2,146,036	1,796,937

1 Interest income from an affiliated company of the portfolio was $256,000.
2 Includes fiscal 2010 short-term gain distributions totaling $1,569,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $66,432,000 and $64,525,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.77	$11.62	$11.54	$11.23	$11.21
Investment Operations
Net Investment Income	.404[1]	.477[1]	.543[1]	.560[1]	.540[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.339	.183	.037	.190	(.070)
Total from Investment Operations	.743	.660	.580	.750	.470
Distributions
Dividends from Net Investment Income	(.432)	(.510)	(.500)	(.440)	(.450)
Distributions from Realized Capital Gains	(.021)	—	—	—	—
Total Distributions	(.453)	(.510)	(.500)	(.440)	(.450)
Net Asset Value, End of Period	$12.06	$11.77	$11.62	$11.54	$11.23

Total Return	6.50%	5.94%	5.23%	6.89%	4.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,146	$1,797	$1,501	$1,300	$1,021
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	3.38%	4.14%	4.80%	5.04%	4.92%
Portfolio Turnover Rate	104%[2]	93%	57%	56%	64%

1 Calculated based on average shares outstanding.
2 Includes 41% that is attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

3. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously purchases similar securities for future settlement at a lower price. The proceeds of the securities sold in mortgage-dollar-roll

Vanguard Total Bond Market Index Portfolio

transactions are typically invested in high-quality short-term fixed income securities. Although the portfolio forgoes principal and interest paid on the securities sold, it is compensated by interest earned on the sale proceeds and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions, in which the portfolio buys securities from a dealer pursuant to a TBA transaction and simultaneously sells similar securities for future settlement. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2010, the portfolio had contributed capital of $389,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.16% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of December 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,516,951	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	81,529	—
Corporate Bonds	—	421,191	3
Sovereign Bonds	—	93,484	—
Taxable Municipal Bonds	—	18,215	—
Tax-Exempt Municipal Bonds	—	49	—
Temporary Cash Investments	63,114	—	—
Total	63,114	2,131,419	3

There were no changes in investments valued based on Level 3 inputs during the year ended December 31, 2010.

Vanguard Total Bond Market Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2010, the portfolio had $77,790,000 of ordinary income and $9,836,000 of long-term capital gains available for distribution.

At December 31, 2010, the cost of investment securities for tax purposes was $2,116,161,000. Net unrealized appreciation of investment securities for tax purposes was $78,375,000, consisting of unrealized gains of $87,908,000 on securities that had risen in value since their purchase and $9,533,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2010, the portfolio purchased $157,182,000 of investment securities and sold $75,125,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,241,685,000 and $2,033,353,000, respectively.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	44,113	36,848
Issued in Lieu of Cash Distributions	6,179	6,008
Redeemed	(24,956)	(19,404)
Net Increase (Decrease) in Shares Outstanding	25,336	23,452

G. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Total Bond Market Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2011

Special 2010 tax information (unaudited) for corporate shareholders only for Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The portfolio distributed $1,726,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,010.90	$1.06
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.15	1.07

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Total Stock Market Index Portfolio

For the 12 months ended December 31, 2010, Vanguard Total Stock Market Index Portfolio returned 17.11%. The portfolio’s performance was in line with that of its target index and was 1.4 percentage points ahead of the average return of competitive funds.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Back-to-back gains, but a bumpy ride
The U.S. stock market took investors for a bumpy ride in 2010 on its way to a second straight year of double-digit gains.

Investors in the Total Stock Market Index Portfolio felt every bounce, of course, because the fund is designed to closely track market performance.

The volatility reflected market participants’ fast-changing views on a variety of factors, such as the outlook for U.S. economic growth and jobs, the Federal Reserve’s big bond-buying plan, the “flash crash” of stocks in May, and the strains faced by fiscally stretched European countries. The broad stock market endured a difficult six months before reaching its low point on July 2—after which it reversed course and climbed by about 25% through the year-end.

Helping propel that rise was the strong performance of stocks with small- and mid-size capitalizations (market value), which are the focus of the Extended Market Index Fund. The Equity Index Portfolio, by contrast, focuses on large-cap stocks.

Three market sectors were responsible for about half of the Total Stock Market Index Portfolio’s return: consumer discretionary, industrials, and financials. Some of the gains in these sectors may reflect a more positive outlook for the economy. Media companies (involved in cable TV and movies, for example) and restaurant franchises were among the major contributors to return within the consumer discretionary sector. Machinery-makers, such as manufacturers of construction, farm, and industrial equipment, were prominent within the industrials category. Among financial stocks, insurers, real estate investment trusts, and commercial banks were leading contributors to the portfolio’s overall result.

The information technology and energy sectors also notably boosted the portfolio’s return. A single stock, Apple, was a major influence on info-tech returns as its new products continued to excite consumers. Stocks of the integrated oil giants helped drive the energy sector’s returns as the price of oil rose, closing the year at around $90 a barrel, up about $12 over the period.

A look at long-term returns shows consistent results
Despite the strong gains of the past two years, the portfolio’s longer-term record is still influenced by the unusually severe plunges in stocks that came earlier, especially in 2008. This is all too obvious when you examine the table on this page. The table also shows, however, that regardless of the market turbulence over the past decade, the portfolio has fulfilled its mandate by closely tracking the return of its target index.

The portfolio’s low operating costs have contributed to its ability to capture so much of the index return. Another key factor is the expertise and dedication of the portfolio‘s advisor, Vanguard Quantitative Equity Group. The group’s professionals, who are among the most skilled in the business, have developed sophisticated techniques for managing portfolios and trading stocks based on more than 30 years of experience with index funds.

Total Returns
		January 8, 2003,[1]
		Through
		December 31, 2010
	Year Ended	Average
	December 31, 2010	Annual Return
Vanguard Total Stock Market Index Portfolio	17.11%	7.27%
Spliced Total Market Index[2]	17.30	7.30
Variable Insurance Multi-Cap Core Funds Average[3]	15.72	7.01

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group

Variable Insurance
	Acquired Fund	Multi-Cap
	Fees and	Core Funds
	Expenses[4]	Average[5]
Total Stock Market Index Portfolio	0.21%	0.68%

1 Portfolio inception.
2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
3 Derived from data provided by Lipper Inc.
4 The acquired fund fees and expenses—drawn from the prospectus dated December 6, 2010—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2010, the annualized acquired fund fees and expenses were 0.20%.
5 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

1

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of December 31, 2010

Total Portfolio Characteristics

Yield[1]	2.1%
Acquired Fund Fees and Expenses[2]	0.21%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Equity Index Portfolio	81.0%
Vanguard Extended Market Index Fund	19.0

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated December 6, 2010—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2010, the annualized acquired fund fees and expenses were 0.20%.
3 S&P Total Market Index.

2

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: January 8, 2003–December 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2010			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Total Stock Market Index Portfolio	17.11%	2.74%	7.27%	$17,504
Spliced Total Market Index[2]	17.30	2.79	7.30	17,545
Variable Insurance Multi-Cap
Core Funds Average[3]	15.72	2.54	7.01	17,163

Fiscal-Year Total Returns (%): January 8, 2003–December 31, 2010

1 Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception: January 8, 2003.
2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
3 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2010

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable
Insurance Fund–
Equity Index Portfolio	32,927,462	774,125
Vanguard Extended
Market Index Fund
Investor Shares	4,404,642	181,735
Total Investments (100.0%)
(Cost $981,858)		955,860
Other Assets and Liabilities (0.0%)
Other Assets		819
Liabilities		(759)
		60
Net Assets (100%)
Applicable to 39,116,776 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		955,920
Net Asset Value Per Share		$24.44

At December 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	940,412
Undistributed Net Investment Income	13,092
Accumulated Net Realized Gains	28,414
Unrealized Appreciation (Depreciation)	(25,998)
Net Assets	955,920

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

4

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2010
($000)
Investment Income
Income
Income Distributions Received	13,219
Net Investment Income—Note B	13,219
Realized Net Gain (Loss)
Capital Gain Distributions Received	6,489
Investment Securities Sold	21,954
Realized Net Gain (Loss)	28,443
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	83,561
Net Increase (Decrease) in Net Assets
Resulting from Operations	125,223

Statement of Changes in Net Assets

	Year Ended December 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,219	13,015
Realized Net Gain (Loss)	28,443	15,254
Change in Unrealized Appreciation (Depreciation)	83,561	127,445
Net Increase (Decrease) in Net Assets Resulting from Operations	125,223	155,714
Distributions
Net Investment Income	(12,914)	(10,476)
Realized Capital Gain[1]	(15,287)	(21,035)
Total Distributions	(28,201)	(31,511)
Capital Share Transactions
Issued	256,690	156,859
Issued in Lieu of Cash Distributions	28,201	31,511
Redeemed	(128,113)	(68,452)
Net Increase (Decrease) from Capital Share Transactions	156,778	119,918
Total Increase (Decrease)	253,800	244,121
Net Assets
Beginning of Period	702,120	457,999
End of Period[2]	955,920	702,120

1 Includes fiscal 2010 and 2009 short-term gain distributions totaling $6,996,000 and $1,737,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $13,092,000 and $12,787,000.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Total Stock Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.73	$18.17	$31.09	$31.27	$29.51
Investment Operations
Net Investment Income	.358	.437[1]	.471[1]	.440[1]	.370
Capital Gain Distributions Received	.189	.247	.682	1.010	1.370
Net Realized and Unrealized Gain (Loss)
on Investments	3.078	4.019	(12.163)	.100	2.600
Total from Investment Operations	3.625	4.703	(11.010)	1.550	4.340
Distributions
Dividends from Net Investment Income	(.419)	(.380)	(.400)	(.340)	(.290)
Distributions from Realized Capital Gains	(.496)	(.763)	(1.510)	(1.390)	(2.290)
Total Distributions	(.915)	(1.143)	(1.910)	(1.730)	(2.580)
Net Asset Value, End of Period	$24.44	$21.73	$18.17	$31.09	$31.27

Total Return	17.11%	28.26%	–37.28%	5.16%	15.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$956	$702	$458	$599	$473
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.20%	0.21%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.66%	2.36%	1.93%	1.40%	1.53%
Portfolio Turnover Rate	12%	8%	16%	10%	7%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6

Vanguard Total Stock Market Index Portfolio

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the year ended December 31, 2010, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2010, 100% of the portfolio’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2010, the portfolio had $24,890,000 of ordinary income and $16,615,000 of long-term capital gains available for distribution.

At December 31, 2010, the cost of investment securities for tax purposes was $981,858,000. Net unrealized depreciation of investment securities for tax purposes was $25,998,000, consisting of unrealized gains of $16,183,000 on securities that had risen in value since their purchase and $42,181,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2010, the portfolio purchased $244,303,000 of investment securities and sold $95,945,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	11,406	8,994
Issued in Lieu of Cash Distributions	1,271	1,997
Redeemed	(5,866)	(3,888)
Net Increase (Decrease) in Shares Outstanding	6,811	7,103

G. In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

7

Vanguard Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Fund and the Shareholders of Total Stock Market Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Stock Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2011

Special 2010 tax information (unaudited) for corporate shareholders only for Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2010, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $8,291,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 53.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

8

Vanguard Total Stock Market Index Portfolio

About Your Fund’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2010	12/31/2010	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,243.77	$1.13
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.20	1.02

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

9

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer since
Board. Principal Occupation(s) During the Past Five	2006 (retired 2008) and Member of the Executive
Years: Chairman of the Board of The Vanguard Group,	Committee (retired 2008) of Johnson & Johnson
Inc., and of each of the investment companies served	(pharmaceuticals/consumer products); Vice President
by The Vanguard Group, since January 2010; Director	and Chief Information Officer of Johnson & Johnson
of The Vanguard Group since 2008; Chief Executive	(1997–2005); Director of the University Medical
Officer and President of The Vanguard Group and of	Center at Princeton and Women’s Research and
each of the investment companies served by The	Education Institute; Member of the Advisory Board of
Vanguard Group since 2008; Director of Vanguard	the Maxwell School of Citizenship and Public Affairs
Marketing Corporation; Managing Director of The	at Syracuse University.
Vanguard Group (1995–2008).
F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President
and Chief Operating Officer since 2005 (retired 2009)
Emerson U. Fullwood	and Vice Chairman of the Board (2008–2009) of
Born 1948. Trustee Since January 2008. Principal	Cummins Inc. (industrial machinery); Director of
Occupation(s) During the Past Five Years: Executive	SKF AB (industrial machinery), Hillenbrand, Inc.
Chief Staff and Marketing Officer for North America	(specialized consumer services), Sauer-Danfoss Inc.
and Corporate Vice President (retired 2008) of Xerox	(machinery), the Lumina Foundation for Education,
Corporation (document management products and	and Oxfam America; Chairman of the Advisory
services); Director of SPX Corporation (multi-industry	Council for the College of Arts and Letters at the
manufacturing), the United Way of Rochester,	University of Notre Dame.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and	André F. Perold
Monroe Community College Foundation.	Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George
Rajiv L. Gupta	Gund Professor of Finance and Banking at the Harvard
Born 1945. Trustee Since December 2001.[2]	Business School; Chair of the Investment Committee
Principal Occupation(s) During the Past Five Years:	of HighVista Strategies LLC (private investment firm).
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.	Alfred M. Rankin, Jr.
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal
(diversified manufacturing and services) and Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing);	President, and Chief Executive Officer of NACCO
Trustee of The Conference Board; Member of the	Industries, Inc. (forklift trucks/housewares/lignite);
Board of Managers of Delphi Automotive LLP	Director of Goodrich Corporation (industrial products/
(automotive components).	aircraft systems and services); Chairman of the
Federal Reserve Bank of Cleveland; Trustee of The
Amy Gutmann	Cleveland Museum of Art.
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President	Peter F. Volanakis
of the University of Pennsylvania; Christopher H.	Born 1955. Trustee Since July 2009. Principal
Browne Distinguished Professor of Political Science	Occupation(s) During the Past Five Years: President
in the School of Arts and Sciences with secondary	since 2007 and Chief Operating Officer since 2005
appointments at the Annenberg School for Commu-	of Corning Incorporated (communications equipment);
nication and the Graduate School of Education of	President of Corning Technologies (2001–2005);
the University of Pennsylvania; Director of Carnegie	Director of Corning Incorporated and Dow Corning;
Corporation of New York, Schuylkill River	Trustee of the Corning Incorporated Foundation and
Development Corporation, and Greater Philadelphia	the Corning Museum of Glass; Overseer of the
Chamber of Commerce; Trustee of the National	Amos Tuck School of Business Administration at
Constitution Center; Chair of the Presidential	Dartmouth College.
Commission for the Study of Bioethical Issues.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
the investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Managing
Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005;
Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

S&P 500® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q690 022011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2010: $418,000
Fiscal Year Ended December 31, 2009: $363,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2010: $3,607,060
Fiscal Year Ended December 31, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2010: $791,350
Fiscal Year Ended December 31, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended December 31, 2010: $336,090
Fiscal Year Ended December 31, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended December 31, 2010: $16,000
Fiscal Year Ended December 31, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2010: $352,090
Fiscal Year Ended December 31, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 17, 2011

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 17, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.